$600,000,000

TICC Capital Corp.

Common Stock
Preferred Stock
Debt Securities
Subscription Rights
Warrants

Our investment objective is to maximize our portfolio’s total return. Our primary focus is to seek current income by investing in corporate debt securities. We have also invested, and may continue to invest, in structured finance investments, including collateral loan obligation, or “CLO,” vehicles, which own debt securities. We may also invest in publicly traded debt and/or equity securities. We operate as a closed-end, non-diversified management investment company and have elected to be regulated as a business development company, or “BDC,” under the Investment Company Act of 1940, as amended, or the “1940 Act.” The types of portfolio companies in which we invest, however, will generally be considered below investment grade, and their debt securities may in turn be referred to as “junk.” A substantial portion of our investment portfolio consists of debt investments for which issuers are not required to make significant principal payments until maturity, which could result in a substantial loss to us if such issuers are unable to refinance or repay their debt at maturity. In addition, many of the debt securities we hold typically contain interest reset provisions that may make it more difficult for a borrower to repay the loan, which heightens the risk that we may lose all or part of our investment.

We may offer, from time to time, in one or more offerings or series, up to $600,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock, or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, which we refer to, collectively, as our “securities.” The preferred stock, subscription rights, warrants and debt securities offered hereby may be convertible or exchangeable into shares of our common stock. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus.

In the event we offer common stock, the offering price per share of our common stock less any underwriting discounts or commissions will generally not be less than the net asset value per share of our common stock at the time we make the offering. However, we may issue shares of our common stock pursuant to this prospectus at a price per share that is less than our net asset value per share (i) in connection with a rights offering to our existing stockholders, (ii) with the prior approval of the majority of our common stockholders or (iii) under such other circumstances as the Securities and Exchange Commission, or the “SEC,” may permit.

Our securities may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. Each prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of our securities, and will disclose any applicable purchase price, fee, discount or commissions arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our securities through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of such securities.

Our common stock is traded on the Nasdaq Global Select Market under the symbol “TICC.” On November 13, 2017, the last reported sales price on the Nasdaq Global Select Market for our common stock was $5.96 per share. On September 30, 2017, our net asset value was $7.43 per share.

An investment in our securities is subject to a number of significant risks and involves a heightened risk of total loss of investment. In addition, the companies in which we invest are subject to special risks. See “Risk Factors” beginning on page 16 to read about factors you should consider, including the risk of leverage, before investing in our securities.

Neither the SEC nor any state securities commission has approved or disapproved of these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of our securities unless accompanied by a prospectus supplement. This prospectus and any accompanying prospectus supplement will together constitute the prospectus for an offering of our securities.

Please read this prospectus and any accompanying prospectus supplements before investing and keep each for future reference. This prospectus contains and any accompanying prospectus supplement will contain important information about us that a prospective investor should know before investing in our securities. We file annual, quarterly and current reports, proxy statements and other information with the SEC (http://www.sec.gov), which is available free of charge by contacting TICC Capital Corp. at 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830 or by telephone at (203) 983-5275, or by visiting our website (http://www.ticc.com). The information found on, or otherwise accessible through, our website is not incorporated into, and does not form a part of this prospectus or any other report or document we file with or furnish to the SEC.

November 20, 2017

You should rely only on the information contained, collectively, in this prospectus and any accompanying prospectus supplement. We have not authorized any person to give any information or to make any representation other than those contained in this prospectus or any accompanying prospectus supplement. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus and any accompanying prospectus do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any accompanying prospectus supplement is accurate as of the dates on their respective covers; however, this prospectus and any accompanying prospectus supplement will be updated to reflect any material changes.

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ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the SEC, using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, in one or more offerings or series up to $600,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock, or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, on terms to be determined at the time of the offering. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide an accompanying prospectus supplement that will contain specific information about the terms of that offering. The accompanying prospectus supplement may also add, update or change information contained in this prospectus. If there is any inconsistency between information in this prospectus and the accompanying prospectus supplement, you should rely only on the information contained in the prospectus supplement. Please carefully read this prospectus and any accompanying prospectus supplement together with any exhibits and the additional information described under the headings “Where You Can Find Additional Information” and “Risk Factors” and summarized in this prospectus before you make an investment decision.

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SUMMARY

The following summary contains basic information about offerings pursuant to this prospectus. It may not contain all the information that is important to you. For a more complete understanding of offerings pursuant to this prospectus, we encourage you to read this entire prospectus and the documents to which we have referred in this prospectus, together with any accompanying prospectus supplements including the risks set forth under the caption “Risk Factors” in this prospectus and any accompanying prospectus supplement and the information set forth under the caption “Where You Can Find Additional Information” in this prospectus.

Except where the context requires otherwise, the terms “TICC,” “Company,” “we,” “us” and “our” refer to TICC Capital Corp. together with its subsidiaries, TICC CLO 2012-1 LLC (“2012 Securitization Issuer” or “TICC CLO 2012-1”) and TICC Funding, LLC (“TICC Funding”) for the periods for which they were held; “TICC Management” and “investment adviser” refer to TICC Management, LLC; “BDC Partners” and “administrator” refer to BDC Partners, LLC; and “Alaric” and “Alaric Compliance Services” refer to Alaric Compliance Services, LLC.

Overview

We operate as a closed-end, non-diversified management investment company and have elected to be regulated as a BDC under the 1940 Act. We have elected to be treated for tax purposes as a RIC under the Code beginning with our 2003 taxable year. Our investment objective is to maximize our portfolio’s total return. Our primary current focus is to seek an attractive risk-adjusted total return by investing primarily in corporate debt securities and CLO structured finance investments that own corporate debt securities. CLO investments may also include warehouse facilities, which are financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle.

Our capital is generally used by our corporate borrowers to finance organic growth, acquisitions, recapitalizations and working capital. Our investment decisions are based on extensive analysis of potential portfolio companies’ business operations supported by an in-depth understanding of the quality of their recurring revenues and cash flow, variability of costs and the inherent value of their assets, including proprietary intangible assets and intellectual property. In making our CLO investments, we consider the indenture structure for that vehicle, its operating characteristics and compliance with its various indenture provisions, as well as its corporate loan-based collateral pool.

We generally expect to invest between $5.0 million and $50.0 million in each of our portfolio companies, although this investment size may vary as the size of our capital base changes and market conditions warrant. We invest in both fixed and variable interest rate structures. We expect that our investment portfolio will be diversified among a large number of investments, with few investments, if any, exceeding 5% of the total portfolio.

The structures of our investments will vary and we seek to invest across a wide range of different industries. We seek to invest in entities that, as a general matter, have been operating for at least one year prior to the date of our investment and that will, at the time of our investment, have employees and revenues, and which are cash flow positive. Many of these companies are expected to have financial backing provided by other financial or strategic sponsors at the time we make an investment. The portfolio companies in which we invest, however, will generally be considered below investment grade, and their debt securities may in turn be referred to as “junk.” A portion of our investment portfolio may consist of debt investments for which issuers are not required to make significant principal payments until the maturity of the senior loans, which could result in a substantial loss to us if such issuers are unable to refinance or repay their debt at maturity. In addition, many of the debt securities we hold typically contain interest reset provisions that may make it more difficult for a borrower to repay the loan, heightening the risk that we may lose all or part of our investment.

We also purchase portions of equity and junior debt tranches of CLO vehicles. Substantially all of the CLO vehicles in which we may invest would be deemed to be investment companies under the 1940 Act but for the exceptions set forth in section 3(c)(1) or section 3(c)(7). Other than CLO vehicles, we do not intend to invest, and we would be limited to 15% of our net assets if we did invest, in any types of entities that rely on the exceptions set forth in section 3(c)(1) or section 3(c)(7) of the 1940 Act. Structurally, CLO vehicles are entities that are formed to originate and manage a portfolio of loans. The loans within the CLO vehicle are limited to loans which meet established credit criteria and are subject to concentration limitations in order to limit a CLO vehicle’s exposure to a single credit. A CLO vehicle is formed by raising various classes or “tranches” of debt (with the most senior tranches being rated “AAA” to the most junior tranches typically being rated “BB” or “B”) and equity. The tranches of CLO vehicles rated “BB” or “B” may be referred to as “junk.” The equity of a CLO vehicle is generally required to absorb the CLO’s losses before any of the CLO’s other tranches, yet it also has the lowest level of payment priority among the CLO’s tranches; therefore, the equity is typically the riskiest of CLO investments which, if it were rated, may also be referred to as “junk.” We primarily focus on investing in the junior tranches and the equity of CLO vehicles. The CLO vehicles which we focus on are collateralized primarily by senior secured loans made to companies whose debt is unrated or is rated below investment grade, and generally have very little or no direct exposure to real estate, mortgage loans or to pools of consumer-based debt, such as credit card receivables or auto loans. However, there can be no assurance that the collateral securing such senior secured loans would satisfy all of the unpaid principal and interest of our investment in the CLO vehicle in the event of default and the junior tranches, especially the equity tranches, of CLO vehicles are the last tranches to be paid, if at all, in the event of a default. Our investment strategy may also include warehouse facilities, which are financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle.

We have historically borrowed funds to make investments and may continue to borrow funds to make investments. As a result, we are exposed to the risks of leverage, which may be considered a speculative investment technique. Borrowings, also known as leverage, magnify the potential for gain and loss on amounts invested and therefore increase the risks associated with investing in our securities. In addition, the costs associated with our borrowings, including any increase in the management fee payable to our investment adviser, TICC Management, will be borne by our common stockholders.

Debt Securitization

On August 23, 2012, we completed a $160.0 million debt securitization financing transaction, consisting of $120.0 million in secured notes, issued in four classes (“class A-1,” “class B-1,” “class C-1” and “class D-1”) and $40.0 million of subordinated notes, or the “2012 Subordinated Notes.” On February 25, 2013 and May 28, 2013, TICC CLO 2012-1 issued additional secured notes totaling an aggregate of $120.0 million and 2012 Subordinated Notes totaling an aggregate of $40.0 million, which 2012 Subordinated Notes were purchased by us under the “accordion” feature of the debt securitization which allowed, under certain circumstances and subject to the satisfaction of certain conditions, for an increase in the amount of secured and subordinated notes. It is not necessary that we own all or any of the notes permitted by this feature, which may affect the accounting treatment of the debt securitization financing transaction. On August 25, 2016, November 25, 2016, February 27, 2017, and May 25, 2017, we repaid approximately $36.0 million, approximately $74.7 million, approximately $24.5 million, and approximately $31.4 million of the class A-1 notes, respectively. On August 25, 2017, we redeemed in full the outstanding amounts of class A-1, class B-1, class C-1 and class D-1 secured notes. We used the restricted cash held by TICC CLO 2012-1 on the redemption date to redeem each class of secured notes, which was approximately $73.4 million in aggregate. We have begun the process to wind down and dissolve TICC CLO 2012-1 and we expect the dissolution to be completed by December 31, 2017. In connection with the dissolution of TICC CLO 2012-1, we expect to execute a full satisfaction and discharge of the indenture with respect to which TICC CLO 2012-1 is a party.

Convertible Notes

On September 26, 2012, we completed a private placement of 5-year unsecured 7.50% Senior Convertible Notes Due 2017, or the “Convertible Notes.” A total of $105.0 million aggregate principal amount of the Convertible Notes were issued at the closing. An additional $10.0 million aggregate principal amount of the Convertible Notes were issued on October 22, 2012 pursuant to the exercise of the initial purchasers’ option to purchase additional Convertible Notes. On December 2, 2016 and December 16, 2016, we repurchased $12.0 million and approximately $8.5 million, respectively, of outstanding Convertible Notes. As of September 30, 2017, approximately $94.5 million aggregate principal amount of the Convertible Notes remained outstanding. The Convertible Notes matured on November 1, 2017 and the Company repaid the Convertible Notes in full on such date.

6.50% Unsecured Notes

On April 12, 2017, we completed an underwritten public offering of approximately $64.4 million in aggregate principal amount of our 6.50% unsecured notes due 2024, or the “6.50% Unsecured Notes.” The 6.50% Unsecured Notes will mature on March 30, 2024, and may be redeemed in whole or in part at any time or from time to time at our option on or after March 30, 2020. The 6.50% Unsecured Notes bear interest at a rate of 6.50% per year payable quarterly on March 30, June 30, September 30, and December 30 of each year. The 6.50% Unsecured Notes are listed on the NASDAQ Global Select Market under the trading symbol “TICCL.”

Organizational and Regulatory Structure

Our investment activities are managed by TICC Management. TICC Management is an investment adviser registered under the Investment Advisers Act of 1940, as amended, or the “Advisers Act.” TICC Management is owned by BDC Partners, its managing member, and Charles M. Royce, a member of our Board of Directors who holds a minority, non-controlling interest in TICC Management. Jonathan H. Cohen, our Chief Executive Officer, and Saul B. Rosenthal, our President and Chief Operating Officer, directly or indirectly own or control all of the outstanding equity interests of BDC Partners. Under the investment advisory agreement, or the “Investment Advisory Agreement,” we have agreed to pay TICC Management an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See “Investment Advisory Agreement” in this prospectus.

We were founded in July 2003 and completed an initial public offering of shares of our common stock in November 2003. We are a Maryland corporation and a closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act. As a BDC, we are required to meet certain regulatory tests, including the requirement to invest at least 70% of our total assets in eligible portfolio companies. See “Regulation as a Business Development Company” in this prospectus. In addition, we have elected to be treated for U.S. federal income tax purposes as a regulated investment company, or “RIC,” under Subchapter M of the Internal Revenue Code of 1986, as amended, or the “Code.”

Our consolidated operations include the activities of our wholly-owned subsidiaries, TICC CLO 2012-1 and TICC Funding for the periods during which they were held. These subsidiaries were formed for the purpose of enabling the Company to obtain debt financing and are operated solely for the investment activities of the Company, and the Company has substantial equity at risk. We have begun the process to wind down and dissolve TICC CLO 2012-1 and we expect the dissolution to be completed by December 31, 2017. In connection with the dissolution of TICC CLO 2012-1, we expect to execute a full satisfaction and discharge of the indenture with respect to which TICC CLO 2012-1 is a party. TICC Funding was formed on September 17, 2014, for the purpose of entering into a credit and security agreement with Citibank, N.A., or the “Facility.”

During the fourth quarter of 2015, the Company liquidated portions of the TICC Funding portfolio and, as of December 31, 2015, the Facility had been fully repaid. During the quarter ended September 30, 2016, the Company, as collateral manager of TICC Funding, dissolved TICC Funding pursuant to Delaware law by filing a certificate of cancellation with the Secretary of State in Delaware.

Set forth below is a chart detailing our organizational structure as of September 30, 2017.

Our Corporate Information

Our headquarters are located at 8 Sound Shore Drive, Suite 255 Greenwich, Connecticut and our telephone number is (203) 983-5275.

Market Overview and Opportunity

From January 1, 2017 to September 30, 2017, leveraged loan prices marginally decreased from 98.08% to 97.96% of par.(1) During this time, we continued to see tighter leveraged loan credit spreads which reduced the weighted average spreads of the assets within our CLO investments. At the same time, we also saw tighter CLO liability spreads which presented us with certain opportunities. During the year, certain CLOs within our portfolio were refinanced and reset which we believe will add long-term value to our equity investments in these CLOs and ultimately result in better risk-adjusted returns.

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(1) Source: LCD, an offering S&P Global Market Intelligence; S&P/LSTA Leveraged Loan Index.

During 2017, we have continued to execute our strategy of rotating out of more broadly-syndicated corporate loans into a combination of club deals and narrowly-syndicated loans through purchases in both the primary and secondary markets. Club deals are corporate loans that are not broadly syndicated, are generally not very liquid, and are typically held by less than 10 unique institutional investors. Moreover, our corporate loan investment activity continues to focus on the rotation of the portfolio into higher yielding loans. We also continued our active rotation of our CLO portfolio with opportunistic purchases and sales. CLO liability spreads continued to generally tighten, presenting us with ongoing refinancing as well as resetting opportunities. A “reset” is conducted via an optional redemption via refinancing in most CLO indentures. In addition to refinancing the debt tranches of the CLO, a “reset” typically includes modifications of the structure and changes to the indenture including but not limited to: the stated maturity of the debt tranches, the reinvestment period, the non-call period, collateral quality tests, overcollateralization and interest coverage tests and other various provisions of the indenture. The Company has and expects to continue to seek to avail itself of CLO reset opportunities by investing in CLOs that the Company believes are more likely candidates for those reset opportunities (by virtue of the quality of their underlying portfolios, the composition of their existing debt structures and various other factors that the Company considers in making that determination). Reset opportunities may be beneficial to the Company because the reset of a CLO typically reduces the interest rate payable on that CLO’s debt while extending the reinvestment period (the period of time during which the CLO can use the proceeds from repayments and sales of its collateral loans to repurchase new loans in the primary or secondary markets). As such, a reset will typically provide the CLO the possibility of generating a larger arbitrage between its cost of capital and the weighted average spread of its collateral assets over a longer period of time.

During the third quarter, we completed the redemption of our TICC 2012-1 CLO. The redemption of our TICC 2012-1 CLO will provide us with the ability to continue the rotation of our corporate loan portfolio into higher-yielding assets. Additionally, the previously-announced issuance of approximately $64.4 million of our 6.50% Unsecured Notes (the proceeds of which were utilized in the repayment of a portion of our Convertible Notes) will result in a lower cost of capital for us going forward.

We continue to view our mandate as maximizing the risk-adjusted return of our shareholders’ investment in TICC. As such, we have and continue to focus on portfolio-management strategies designed to maximize our total return, as opposed to generating a certain level of income over a particular timeframe. We view the market opportunity currently available to us as strong and, as a permanent capital vehicle, we have historically been able to take a longer-term view towards our investments. We believe this perspective has served us well thus far during 2017.

Competitive Advantages

We believe that we are well positioned to provide financing to corporate borrowers and structured finance vehicles that, in turn, provide capital to corporate borrowers for the following reasons:

•      Expertise in credit analysis and monitoring investments; and

•      Established transaction sourcing network.

Expertise in credit analysis and monitoring investments

While our investment focus is on middle-market companies, we have invested, and in the future will likely continue to invest, in larger and smaller companies and in other investment structures on an opportunistic basis including CLO investment vehicles. We believe our experience in analyzing middle-market companies and CLO investment structures, as detailed in the biographies of TICC Management’s senior investment professionals, affords us a sustainable competitive advantage over lenders with limited experience in investing in these markets. In particular, we have expertise in evaluating the investment merits of middle-market companies as well as the structural features of CLO investments, and monitoring the credit risk of such investments after closing until full repayment.

•      Jonathan H. Cohen, our Chief Executive Officer, has more than 25 years of experience in debt and equity research and investment. Mr. Cohen has also served as the Chief Executive Officer and a Director of Oxford Lane Capital Corp. (NasdaqGS: OXLC), a registered closed-end fund, and as Chief Executive Officer of its investment adviser, Oxford Lane Management, LLC, or “Oxford Lane Management,” since 2010. Mr. Cohen has also served since 2015 as the Chief Executive Officer of Oxford Bridge Management, LLC, or “Oxford Bridge Management,” the investment adviser to Oxford Bridge, LLC, a private investment fund. Mr. Cohen previously managed technology equity research groups at Wit Capital, Merrill Lynch, UBS and Smith Barney. Mr. Cohen is a member of the Board of Trustees of Connecticut College. Mr. Cohen received a B.A. in Economics from Connecticut College and an M.B.A. from Columbia University.

•      Saul B. Rosenthal, our President and Chief Operating Officer, has 18 years of experience in the capital markets, with a focus on middle-market transactions. In addition, Mr. Rosenthal has served as President and a Director of Oxford Lane Capital Corp. (NasdaqGS: OXLC), a registered closed-end fund, and as President of Oxford Lane Management, since 2010. Mr. Rosenthal has also served since 2015 as President of Oxford Bridge Management, the investment adviser to Oxford Bridge, LLC, a private investment fund. Mr. Rosenthal was previously an attorney at the law firm of Shearman & Sterling LLP. Mr. Rosenthal serves on the boards of Lift Forward, Inc., the National Museum of Mathematics and YPO New York City. Mr. Rosenthal received a B.S., magna cum laude, from the Wharton School of the University of Pennsylvania, a J.D. from Columbia University Law School, where he was a Harlan Fiske Stone Scholar, and a LL.M. (Taxation) from New York University School of Law.

•      Darryl Monasebian is the Executive Vice President and head of risk and portfolio management of TICC Management, and also holds those same positions at Oxford Lane Management, the investment adviser to Oxford Lane Capital Corp. and Oxford Bridge Management, the investment adviser to Oxford Bridge, LLC. Prior to joining TICC Management, Mr. Monasebian was a director in the Merchant Banking Group at BNP Paribas, and prior to that he was a director at Swiss Bank Corporation and a senior account officer at Citibank. He began his business career at Metropolitan Life Insurance Company as an investment analyst in the Corporate Investments Department. Mr. Monasebian received a B.S. in Management Science/Operations Research from Case Western Reserve University and a Masters of Business Administration from Boston University’s Graduate School of Management.

•      Debdeep Maji is a Senior Managing Director of TICC Management, and also holds the same position at Oxford Lane Management, the investment adviser to Oxford Lane Capital Corp. and at Oxford Bridge Management, the investment adviser to Oxford Bridge, LLC. Mr. Maji graduated from the Jerome Fisher Program in Management and Technology at the University of Pennsylvania where he received a Bachelor of Science degree in Economics from the Wharton School (and was designated a Joseph Wharton Scholar) and a Bachelor of Applied Science from the School of Engineering.

•      Kevin Yonon is a Managing Director of TICC Management, and also holds the same position at Oxford Lane Management, the investment adviser to Oxford Lane Capital Corp. and at Oxford Bridge Management, the investment adviser to Oxford Bridge, LLC. Previously, Mr. Yonon was an Associate at Deutsche Bank Securities and prior to that he was an Analyst at Blackstone Mezzanine Partners. Before joining Blackstone, he worked as an Analyst at Merrill Lynch in the Mergers & Acquisitions group. Mr. Yonon received a B.S. in Economics with concentrations in Finance and Accounting from the Wharton School at the University of Pennsylvania, where he graduated magna cum laude, and an M.B.A. from the Harvard Business School.

Established transaction sourcing network

Through the investment professionals of TICC Management, we have extensive contacts and sources from which to generate investment opportunities. These contacts and sources include private equity funds, companies, brokers and bankers. We believe that senior professionals of TICC Management have developed strong relationships within the investment community over their years within the banking, investment management and equity research fields.

Management Fee

We pay TICC Management a fee for its services under the Investment Advisory Agreement consisting of two components — a base management fee, or the “Base Fee,” and an incentive fee. The cost of both the Base Fee payable to TICC Management and any incentive fees earned by TICC Management are ultimately borne by our common stockholders.

Through March 31, 2016, the Base Fee was calculated at an annual rate of 2.00%. Effective April 1, 2016, the Base Fee is currently calculated at an annual rate of 1.50%. The Base Fee is payable quarterly in arrears, and is calculated based on the average value of TICC’s gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any equity or debt capital raises, repurchases or redemptions during the current calendar quarter (however, no Base Fee will be payable on the cash proceeds received by TICC in connection with any share or debt issuances until such proceeds have been invested in accordance with TICC’s investment objectives). Accordingly, the Base Fee will be payable regardless of whether the value of the Company’s gross assets have decreased during the quarter. The Base Fee for any partial quarter will be appropriately pro rated.

The incentive fee has two parts: net investment income incentive fee and capital gains incentive fee. The net investment income incentive fee is calculated and payable quarterly in arrears based on the amount by which (x) the “Pre-Incentive Fee Net Investment Income” for the immediately preceding calendar quarter exceeds (y) the “Preferred Return Amount” for that calendar quarter. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any accrued income that TICC has not yet received in cash and any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that TICC receives from portfolio companies) accrued during the calendar quarter, minus TICC’s operating expenses accrued during the calendar quarter (including the Base Fee, expenses payable under an administration agreement, or the “Administration Agreement,” and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). “Pre-Incentive Fee Net Investment Income” includes, in the case of investments with a deferred interest feature (such as original issue discount, or “OID,” debt instruments with PIK interest and zero coupon securities), accrued income that the Company has not yet received in cash. Our investment adviser will not be under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never receive as a result of a default by an entity on the obligation that resulted in the accrual of such income. “Pre-Incentive Fee Net Investment Income” does not include any realized gains, realized losses or unrealized appreciation or depreciation. Given that this portion of the incentive fee is payable without regard to any gain, loss or unrealized depreciation that may occur during the quarter, this portion of TICC Management’s incentive fee may also be payable notwithstanding a decline in net asset value that quarter.

From January 1, 2005 through March 31, 2016, the “Pre-Incentive Fee Net Investment Income,” which was expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, was compared to one-fourth of an annual hurdle rate that was determined as of the immediately preceding December 31st by adding 5.00% to the interest rate then payable on the most recently issued five-year U.S. Treasury Notes, up to a maximum annual hurdle rate of 10.00%.

Effective April 1, 2016, a “Preferred Return Amount” is calculated on a quarterly basis by multiplying 1.75% by the Company’s net asset value at the end of the immediately preceding calendar quarter. The net investment income incentive fee is then calculated as follows: (a) no net investment income incentive fee is payable to TICC Management in any calendar quarter in which the “Pre-Incentive Fee Net Investment Income” does not exceed the “Preferred Return Amount”; (b) 100% of the “Pre-Incentive Fee Net Investment Income” for such quarter, if any, that exceeds the “Preferred Return Amount” but is less than or equal to a “Catch-Up Amount” determined on a quarterly basis by multiplying 2.1875% by TICC’s net asset value at the end of such calendar quarter; and (c) for any quarter in which the “Pre-Incentive Fee Net Investment Income” exceeds the “Catch-Up Amount,” the net investment income incentive fee will be 20% of the amount of the “Pre-Incentive Fee Net Investment Income” for such quarter. There is no accumulation of amounts from quarter to quarter for the “Preferred Return Amount,” and accordingly there is no clawback of amounts previously paid to TICC Management if the “Pre-Incentive Fee Net Investment Income” for subsequent quarters is below the quarterly “Preferred Return Amount,” and there is no delay of payment of incentive fees to TICC Management if the “Pre-Incentive Fee Net Investment Income” for prior quarters is below the quarterly “Preferred Return Amount” for the quarter for which the calculation is being made.

In addition, effective April 1, 2016, the calculation of the Company’s net investment income incentive fee is subject to a total return requirement, which provides that a net investment income incentive fee will not be payable to TICC Management except to the extent 20% of the “cumulative net increase in net assets resulting from operations” (which is the amount, if positive, of the sum of the “Pre-Incentive Fee Net Investment Income,” realized gains and losses and unrealized appreciation and depreciation) during the calendar quarter for which such fees are being calculated and the eleven (11) preceding quarters (or if shorter, the number of quarters since April 1, 2016) exceeds the cumulative net investment income incentive fees accrued and/or paid for such eleven (11) preceding quarters (or if shorter, the number of quarters since April 1, 2016). Under the revised fee structure, under no circumstances will the aggregate fees earned from April 1, 2016 by TICC Management in any quarterly period be higher than the aggregate fees that would have been earned prior to the adoption of these changes.

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20% of our “Incentive Fee Capital Gains,” which consists of our realized capital gains for each calendar year, computed net of all realized capital losses and unrealized capital depreciation for that calendar year. For accounting purposes only, in order to reflect the theoretical capital gains incentive fee that would be payable for a given period as if all unrealized gains were realized, we will accrue a capital gains incentive fee based upon net realized gains and unrealized depreciation for that calendar year (in accordance with the terms of the Investment Advisory Agreement), plus unrealized appreciation on investments held at the end of the period. It should be noted that a fee so calculated and accrued would not necessarily be payable under the Investment Advisory Agreement, and may never be paid based upon the computation of capital gains incentive fees in subsequent periods. Amounts paid under the Investment Advisory Agreement will be consistent with the formula reflected in the Investment Advisory Agreement. See “Investment Advisory Agreement.”

Risk Factors

The value of our assets, as well as the market price of our securities, will fluctuate. Our investments may be risky, and you may lose all or part of your investment in us. Investing in our securities involves other significant risks, including the following:

•      We are dependent upon TICC Management’s management personnel for our future success, particularly Jonathan H. Cohen and Saul B. Rosenthal.

•      We operate in a highly competitive market for investment opportunities.

•      There will be uncertainity as to the value of our portfolio investments, which may impact our net asset value.

•      The lack of liquidity in our investments may adversely affect our business.

•      We may experience fluctuations in our operating results for any period, and as a result, our financial results for any period should not be relied upon as being indicative of performance in future periods.

•      Economic recessions or downturns could impair our portfolio companies and harm our operating results.

•      Global capital markets could enter a period of severe disruption and instability. These market conditions have historically and could again have a materially adverse effect on debt and equity capital markets in the U.S., which could have a materially negative impact on our business, financial condition and results of operations.

•      Our business is subject to increasingly complex corporate governance, public disclosure and accounting requirements that could adversely affect our business and financial results.

•      We are permitted to borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.

•      Regulations governing our operation as a BDC affect our ability to, and the way in which we raise additional capital, which may expose us to risks, including the typical risks associated with leverage.

•      A change in interest rates may adversely affect our profitability and we may expose ourselves to risks if we engage in hedging transactions to mitigate changes in interest rates.

•      We will be subject to corporate-level U.S. federal income tax if we are unable to qualify for tax treatment as a RIC for U.S. federal income tax purposes.

•      Our investment portfolio may be concentrated in a limited number of portfolio companies, which will subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt securities that we hold or if the sectors in which we invest experience a market downturn.

•      Most of our debt investments will not fully amortize during their lifetime, which may subject us to the risk of loss of our principal in the event a portfolio company is unable to repay us prior to maturity.

•      Our investments in the companies that we target may be extremely risky and we could lose all or part of our investments.

•      Our incentive fee may induce TICC Management to use leverage and to make speculative investments.

•      Our investments in CLO vehicles may be riskier and less transparent than direct investments in portfolio companies.

•      Failure by a CLO vehicle in which we are invested to satisfy certain tests may harm our operating results.

•      Our financial results may be affected adversely if one or more of our equity or junior debt investments in a CLO vehicle defaults on its payment obligations or fails to perform as we expect or if the market price fluctuates significantly in such illiquid investments.

•      Our common stock price may be volatile.

•      Our shares of common stock have traded at a discount from net asset value and may do so in the future.

•      You may not receive distributions or our distributions may decline or may not grow over time.

•      If we issue preferred stock, the net asset value and market value of our common stock will likely become more volatile.

•      Holders of any preferred stock we might issue would have the right to elect members of our Board of Directors and class voting rights on certain matters.

See “Risk Factors” beginning on page 16, and the other information included in this prospectus, for additional discussion of factors you should carefully consider before deciding to invest in our securities.

OFFERINGS

We may offer, from time to time, up to $600,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock, or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, on terms to be determined at the time of the offering. We will offer our securities at prices and on terms to be set forth in one or more supplements to this prospectus. The offering price per share of our common stock, less any underwriting commissions or discounts, generally will not be less than the net asset value per share of our common stock at the time of an offering. However, we may issue shares of our common stock pursuant to this prospectus at a price per share that is less than our net asset value per share of (i) in connection with a rights offering to our existing stockholders, (ii) with the prior approval of the majority of our common stockholders or (iii) under such other circumstances as the SEC may permit. Any such issuance of shares of our common stock below net asset value may be dilutive to the net asset value of our common stock. See “Risk Factors — Risks Relating to Offerings Pursuant to this Prospectus.”

Our securities may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of our securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our securities through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of such securities.

Set forth below is additional information regarding offerings of our securities:

Use of Proceeds

We intend to use the net proceeds from the sale of our securities pursuant to this prospectus for general corporate purposes, which may include investments in corporate debt and equity securities and investments in structured finance vehicles. Each supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering. See “Use of Proceeds.”

NASDAQ Global Select Market symbol	“TICC”

Distributions

To the extent that we have income available, we intend to distribute quarterly distributions to our stockholders. The amount of our distributions, if any, will be determined by our Board of Directors. Any distributions to our stockholders will be declared out of assets legally available for distribution.

Taxation

We have elected to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of the Code. As a RIC, we generally do not have to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we distribute (or are deemed to distribute) to our stockholders as distributions. To maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Price Range of Common Stock and Distributions” and “Certain U.S. Federal Income Tax Considerations.”

Leverage

We have historically and may in the future borrow funds to make investments. As a result, we may be exposed to the risks of leverage, which may be considered a speculative investment technique. The use of leverage magnifies the potential for gain and loss on amounts invested and therefore increases the risks associated with investing in our securities. In addition, the costs associated with our borrowings, including any increase in the management fee payable to our investment adviser, TICC Management, will be borne by our common stockholders.

Management Arrangements

TICC Management serves as our investment adviser. BDC Partners serves as our administrator. For a description of TICC Management and BDC Partners, and our contractual arrangements with these companies, see “Portfolio Management — Investment Advisory Agreement,” and “— Administration Agreement.”

Distribution Reinvestment Plan

We have adopted an “opt out” distribution reinvestment plan. If your shares of common stock are registered in your own name, your distributions will automatically be reinvested under our distribution reinvestment plan in additional whole and fractional shares of common stock, unless you “opt out” of our distribution reinvestment plan so as to receive cash distributions by delivering a written notice to our distribution paying agent. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee for details regarding opting out of our distribution reinvestment plan. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Distribution Reinvestment Plan.”

Certain Anti-Takeover Measures

Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our securities the opportunity to realize a premium over the market price for our securities. See “Description of Our Capital Stock.”

Where You Can Find Additional Information

We have filed with the SEC a registration statement on Form N-2 together with all amendments and related exhibits under the Securities Act of 1933, as amended, or the “Securities Act.” The registration statement contains additional information about us and the securities being offered by this prospectus.

We file annual, quarterly and current reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended, or the “Exchange Act.” You can inspect any materials we file with the SEC, without charge, at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. The information we file with the SEC is available free of charge by contacting us at 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830, by telephone at (203) 983-5275 or on our website at http://www.ticc.com. The SEC also maintains a website that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC’s web site is http://www.sec.gov. Information contained on our website or on the SEC’s web site about us is not incorporated into this prospectus and you should not consider information contained on our website or on the SEC’s website to be part of this prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or “TICC,” or that “we” will pay fees or expenses, you will indirectly bear such fees or expenses as an investor in TICC. The fee table and example below include all fees and expenses of our consolidated subsidiaries.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	—%	(1)
Offering expenses borne by our common stockholders (as a percentage of offering price)	—%	(2)
Distribution reinvestment plan expenses	None	(3)
Total stockholder transaction expenses (as a percentage of offering price)	—%
Annual expenses (as a percentage of net assets attributable to our common stock):
Base management fee	1.98%	(4)
Incentive fees payable under our investment advisory agreement	1.14%	(5)
Interest payments on borrowed funds	2.08%	(6)
Other expenses (includes TICC’s consolidated subsidiaries)	1.55%	(7)
Total annual expenses	6.75%	(8)

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we assumed we would maintain the current amount of leverage and that our operating expenses would remain at the levels set forth in the table above. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load and offering expenses.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$67	$197	$324	$619

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. Moreover, while the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. The incentive fee under the Investment Advisory Agreement, which, assuming a 5.0% annual return, would either not be payable or have a de minimis effect, is nonetheless included in the example for illustrative purposes based upon the estimated annual expenses relating thereto as set forth above. If we achieve sufficient returns on our investments to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all distributions at net asset value, participants in our distribution reinvestment plan may receive shares valued at the market price in effect at that time. This price may be at, above or below net asset value. See “Distribution Reinvestment Plan” for additional information regarding our distribution reinvestment plan.

________________

(1)   In the event that the securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load and the “Example” will be updated accordingly.

(2)   The prospectus supplement corresponding to each offering will disclose the applicable offering expenses and total stockholder transaction expenses as a percentage of the offering price.

(3)   The expenses of the distribution reinvestment plan are included in “other expenses.” The plan administrator’s fees will be paid by us. We will not charge any brokerage charges or other charges to stockholders who participate in the plan. However, your own broker may impose brokerage charges in connection with your participation in the plan.

(4)   Assumes gross assets (which equals the total assets on our Consolidated Statements of Assets and Liabilities adjusted as described in this footnote) of $505.8 million and $112.3 million of leverage (including outstanding borrowings of $156.8 million principal amount as of September 30, 2017, the repayment in full of approximately $94.5 million of Convertible Notes, and adjusted to reflect an assumed $50.0 million of additional borrowings) and assumes net assets of $382.3 million (which has been adjusted to reflect the unamortized debt issuance costs on the repayment of our

Convertible Notes). The Base Fee payable under the Investment Advisory Agreement is based on our gross assets, which is defined as all the assets of TICC (together with its consolidated subsidiary), including those acquired using borrowings for investment purposes. Because we use borrowings for investment purposes, it has the effect of immediately increasing our gross assets upon which our base management fee is calculated, while our net assets remain unchanged. See “Investment Advisory Agreement” in this prospectus.

(5)   Assumes that annual incentive fees earned by TICC Management remain consistent with the incentive fees earned by TICC Management during the nine months ended September 30, 2017, excluding any reversal of previously accrued investment income incentive fees or hypothetical capital gains incentive fees described below. In subsequent periods, incentive fees would increase if, and to the extent that, we earn greater interest income through our investments in portfolio companies and realize additional gains upon the sale of warrants or other equity investments in such companies. The incentive fee consists of two parts. The first part, which is payable quarterly in arrears, equals the amount by which (x) the “Pre-Incentive Fee Net Investment Income” for the immediately preceding calendar quarter exceeds (y) the “Preferred Return Amount” for that calendar quarter. Effective April 1, 2016, a “Preferred Return Amount” is calculated on a quarterly basis by multiplying 1.75% by the Company’s net asset value at the end of the immediately preceding calendar quarter. The net investment income incentive fee is then calculated as follows: (a) no net investment income incentive fee is payable to TICC Management in any calendar quarter in which the “Pre-Incentive Fee Net Investment Income” does not exceed the “Preferred Return Amount”; (b) 100% of the “Pre-Incentive Fee Net Investment Income” for such quarter, if any, that exceeds the “Preferred Return Amount” but is less than or equal to a “Catch-Up Amount” determined on a quarterly basis by multiplying 2.1875% by TICC’s net asset value at the end of such calendar quarter; and (c) for any quarter in which the “Pre-Incentive Fee Net Investment Income” exceeds the “Catch-Up Amount,” the net investment income incentive fee will be 20% of the amount of the “Pre-Incentive Fee Net Investment Income” for such quarter. In addition, effective April 1, 2016, the calculation of the Company’s net investment income incentive fee is subject to a total return requirement, which provides that a net investment income incentive fee will not be payable to TICC Management except to the extent 20% of the “cumulative net increase in net assets resulting from operations” (which is the amount, if positive, of the sum of the “Pre-Incentive Fee Net Investment Income,” realized gains and losses and unrealized appreciation and depreciation) during the calendar quarter for which such fees are being calculated and the eleven (11) preceding quarters (or if shorter, the number of quarters since April 1, 2016) exceeds the cumulative net investment income incentive fees accrued and/or paid for such eleven (11) preceding quarters (or if shorter, the number of quarters since April 1, 2016). The second part of the incentive fee equals 20.0% of our net realized gains for the calendar year less any unrealized losses for such year and will be payable at the end of each calendar year. It should be noted that the capital gains incentive fee calculated as of September 30, 2017, is zero, which is calculated based upon an assumed liquidation of the entire portfolio, and no other changes in realized or unrealized gains and losses, as of September 30, 2017 and the termination of the Investment Advisory Agreement on such date. We are not currently invested in swaps or other derivatives. To the extent the Company enters into any swaps or derivatives in the future, for purposes of computing the capital gains incentive fee, the Company will become entitled to a capital gains incentive fee only upon the termination or disposition of a swap or derivative, at which point all net gains and losses of the underlying loans constituting the reference assets of the swap or derivative will be realized. For purposes of computing the incentive fee on income, the Company would not be entitled to an incentive fee on income with respect to a swap or derivative. Any unrealized appreciation on such swap or derivative would be reflected in total assets on the Company’s consolidated balance sheet and included in the computation of the base management fee. For a more detailed discussion of the calculation of the incentive fees, see “Investment Advisory Agreement” in this prospectus.

(6)   Assumes that we have $156.8 million of outstanding borrowings as of September 30, 2017, the repayment of approximately $94.5 million of Convertible Notes, and an assumed $50.0 million of additional borrowings. The calculation also assumes an effective interest rate of 6.95% (including amortization of deferred issuance costs) on the approximately $64.4 million of 6.50% Unsecured Notes outstanding as of September 30, 2017 and on an assumed $50.0 million of additional borrowings. This table includes all of the commitment fees, interest expense and amortized financing costs of the 6.50% Unsecured Notes, as well as the fees and expenses of issuing and servicing any other borrowings or leverage that the Company expects to incur during the 12 months following effectiveness of the registration statement of which this prospectus forms a part. We may issue preferred stock, which may be considered a form of leverage, pursuant to the registration statement of which this prospectus forms a part, although we have no current plans to do so during the 12 months following effectiveness of such registration statement.

(7)   “Other expenses” ($5.9 million) are estimated for the current fiscal year, which considers the actual expenses for the nine months ended September 30, 2017, annualized, and adjusted for any new and non-recurring expenses. These expenses include certain expenses allocated to the Company under the Investment Advisory Agreement, such as travel expenses incurred in connection with the investigation and monitoring of our investments. In the event of a debt restructuring or extinguishment, we may incur a loss comprised of deferred financing costs and note discount which may cause actual expenses to exceed those amounts projected in the table.

(8)   “Total annual expenses” is presented as a percentage of net assets attributable to common stockholders, because the holders of shares of our common stock (and not the holders of our debt securities or preferred stock, if any) bear all of our fees and expenses, including the fees and expenses of any wholly-owned consolidated subsidiaries, all of which are included in this fee table presentation. The indirect expenses associated with the Company’s CLO equity investments are not included in the fee table presentation, but if such expenses were included in the fee table presentation then TICC’s total annual expenses would have been 9.67%.

SELECTED FINANCIAL AND OTHER DATA

The selected financial and other data below should be read in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in this prospectus. Financial information at and for the fiscal years ended December 31, 2016, 2015, 2014, 2013 and 2012 is derived from our financial statements that were audited by PricewaterhouseCoopers LLP, our independent registered public accounting firm. Quarterly financial information is derived from unaudited financial data, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) which are necessary to present fairly the results of such interim periods. Historical data is not necessarily indicative of the results to be expected for any future period. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Senior Securities” below for more information.

	Nine Months Ended September 30, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Total Investment Income	$47,975,330	$69,280,046	$87,462,939	$117,324,740	$105,092,143	$71,174,920
Total Expenses	$24,877,428	$45,260,980	$48,882,017	$51,866,896	$49,299,511	$33,997,566
Net Investment Income	$23,097,902	$24,019,066	$38,580,922	$65,457,844	$55,792,632	$37,177,354
Net Increase (Decrease) in Net Assets Resulting from Operations	$27,187,874	$110,361,763	$(66,133,649)	$(3,348,400)	$58,944,734	$68,323,188
Per Share Data:
Net Increase in Net Assets Resulting from Net Investment Income per common share (Basic)	$0.45	$0.46	$0.65	$1.11	$1.09	$0.98
Net Increase in Net Assets Resulting from Net Investment Income per common share (Diluted)(1)	$0.45	$0.46	$0.65	$1.06	$1.03	$0.96
Net Increase (Decrease) in Net Assets Resulting from Operations per common share (Basic)	$0.53	$2.13	$(1.11)	$(0.06)	$1.15	$1.80
Net Increase (Decrease) in Net Assets Resulting from Operations per common share (Diluted)(1)	$0.53	$1.92	$(1.11)	$(0.06)	$1.09	$1.73
Distributions Declared per Share	$0.60	$1.16	$1.14	$1.16	$1.16	$1.12
Balance Sheet Data:
Total Assets	$550,360,175	$612,456,506	$722,068,082	$1,042,641,192	$998,165,741	$756,023,040
Total Long Term Debt	$62,258,316	$219,970,473	$351,519,017	$501,075,775	$450,676,340	$330,334,446
Total Net Assets	$382,292,727	$385,992,498	$360,934,711	$520,813,061	$526,242,427	$409,602,529
Other Data:
Number of Portfolio Companies at Period End	54	60	72	77	91	89
Portfolio Investments Acquired	$168,100,000	$171,600,000	$234,800,000	$556,700,000	$577,500,000	$494,600,000
Repayments	$159,000,000	$115,200,000	$224,200,000	$311,900,000	$203,900,000	$191,200,000
Proceeds from Sales	$154,100,000	$176,800,000	$196,200,000	$127,500,000	$118,500,000	$69,300,000
Reductions to CLO Equity cost value	$31,300,000 (4)	$34,200,000 (4)	$41,600,000 (4)	—	—	—
Total Return(2)	13.00%	33.29%	(4.35)%	(17.22)%	14.68%	30.49%
Weighted Average Yield on Debt Investments at Period End(3)	9.5%	8.3%	7.1%	7.8%	8.7%	9.4%

____________

(1)   Due to the anti-dilutive effect on the computation of diluted earnings per share for the nine months ended September 30, 2017 and years ended December 31, 2016, 2015 and 2014, the adjustments for interest on convertible senior notes, base management fees, deferred issuance costs and incentive fees as well as weighted average common shares outstanding adjustments for the dilutive effect of convertible notes were excluded from the respective period’s diluted earnings per share computation.

(2)   Total return equals the increase or decrease of ending market value over beginning market value, plus distributions, divided by the beginning market value per share, assuming distribution reinvestment at prices obtained under our distribution reinvestment plan, excluding any discounts.

(3)   Weighted average yield calculation includes the impact of any loans on non-accrual status as of the year end.

(4)   Reduction to cost value on our CLO equity investments represents the difference between distributions received, or entitled to be received, for the nine months ended September 30, 2017, of approximately $57.4 million and the effective yield interest income of approximately $26.1 million, and, for the year ended December 31, 2016, of approximately $66.7 million and the effective yield interest income of approximately $32.5 million, and, for the year ended December 31, 2015, of approximately $76.5 million and the effective yield interest income of approximately $34.9 million.

SELECTED QUARTERLY FINANCIAL DATA

The following table sets forth certain quarterly financial data for the quarters ended September 30, 2017, June 30, 2017 and March 31, 2017, and for each of the fiscal years ended December 31, 2016 and 2015. This data is derived from our unaudited financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter.

($ in thousands, except per share data)(1)	2017			2016				2015
	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Total investment income	$14,498	$17,012	$16,465	$18,869	$18,096	$17,047	$15,268	$18,809	$23,134	$23,777	$21,743
Total expenses before incentive fee	$7,166	$7,755	$7,128	$10,456	$11,782	$9,004	$11,224	$14,298	$11,684	$12,336	$11,493
Total incentive fee	$564	$1,210	$1,053	$1,128	$423	$1,244	—	—	$575	$549	$(2,054)
Total expenses	$7,730	$8,965	$8,182	$11,584	$12,205	$10,248	$11,224	$14,298	$12,260	$12,885	$9,439
Net investment income	$6,768	$8,047	$8,283	$7,285	$5,891	$6,799	$4,045	$4,510	$10,874	$10,892	$12,304
Net increase (decrease) in net assets resulting from operations	$6,016	$9,118	$12.054	$36,299	$42,913	$48,264	$(17,114)	$(67,255)	$(29,735)	$10,036	$20,820
Net increase in net assets resulting from net investment income per common share, basic(1)(4)	$0.13	$0.16	$0.16	$0.14	$0.11	$0.13	$0.08	$0.08	$0.18	$0.18	$0.21
Net increase in net assets resulting from net investment income per common share, diluted(1)(2)(4)	$0.13	$0.16	$0.16	$0.14	$0.11	$0.13	$0.08	$0.08	$0.18	$0.18	$0.20
Net increase (decrease) in net assets resulting from operations per common share, basic(1)(4)	$0.12	$0.18	$0.23	$0.71	$0.83	$0.94	$(0.32)	$(1.14)	$(0.50)	$0.17	$0.35
Net increase (decrease) in net assets resulting from operations per common share, diluted(1)(3)(4)	$0.12	$0.18	$0.23	$0.63	$0.72	$0.81	$(0.32)	$(1.14)	$(0.50)	$0.17	$0.32

____________

(1)   Amounts may differ from actual quarterly results previously reported, due to rounding.

(2)   Due to the anti-dilutive effect on the computation of diluted net increase in net assets resulting from net investment income per common share for the nine month period ended September 30, 2017, the years ended December 31, 2016 and 2015, the adjustments for the interest on convertible notes, base management fees, deferred issuance costs and incentive fee as well as weighted average common shares outstanding adjustments for the dilutive effect of convertible notes were excluded from the quarters ended September 30, 2017, June 30, 2017, March 31, 2017, December 31, 2016, September 30, 2016, June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015 and June 30, 2015.

(3)   Due to the anti-dilutive effect on the computation of diluted net increase (decrease) in net assets resulting from operations per common share for the nine month period ended September 30, 2017, June 30, 2017, the year ended December 31, 2015, the adjustments for the interest on convertible notes, base management fees, deferred issuance costs and incentive fee as well as weighted average common shares outstanding adjustments for the dilutive effect of convertible notes were excluded from the quarters ended September 30, 2017, June 30, 2017, March 31, 2017, March 31, 2016, December 31, 2015, September 30, 2015 and June 30, 2015.

(4)   Aggregate of quarterly earnings per share differs from calculation of annual earnings per share for the year ended December 31, 2016 and the year ended December 31, 2015.

RISK FACTORS

Investing in our securities involves a number of significant risks. In addition to the other information contained in this prospectus and any accompanying prospectus supplement, you should consider carefully the following information before making an investment in our securities. The risk factors described below are the principal risk factors associated with an investment in our securities, as well as those factors generally associated with a business development company with investment objectives, investment policies, capital structure or trading markets similar to ours, including the risks associated with investing in a portfolio of small and developing or financially troubled businesses. Additional risks and uncertainties not presently known to us or not presently deemed material by us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

RISKS RELATING TO OUR BUSINESS AND STRUCTURE

Any failure on our part to maintain our status as a business development company would reduce our operating flexibility, including our ability to borrow money.

If we do not remain a BDC, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility, including our ability to borrow money.

We are dependent upon TICC Management’s key management personnel for our future success, particularly Jonathan H. Cohen and Saul B. Rosenthal.

We depend on the diligence, skill and network of business contacts of the senior management of TICC Management. The senior management, together with other investment professionals, will evaluate, negotiate, structure, close, monitor and service our investments. Our future success will depend to a significant extent on the continued service and coordination of the senior management team, particularly Jonathan H. Cohen, the Chief Executive Officer of TICC Management, and Saul B. Rosenthal, the President and Chief Operating Officer of TICC Management. Neither Mr. Cohen nor Mr. Rosenthal will devote all of their business time to our operations, and both will have other demands on their time as a result of their other activities. Neither Mr. Cohen nor Mr. Rosenthal is subject to an employment contract. The departure of either of these individuals could have a material adverse effect on our ability to achieve our investment objective. In addition, due to TICC Management’s relatively small staff size, the departure of any of TICC Management’s personnel, including investment, accounting and compliance professionals, could have a material adverse effect on us.

Our financial condition and results of operations will depend on our ability to manage our existing portfolio and future growth effectively.

Our ability to achieve our investment objective will depend on our ability to manage our existing investment portfolio and to grow, which will depend, in turn, on our investment adviser’s ability to identify, analyze, invest in and finance companies that meet our investment criteria, and our ability to raise and retain debt and equity capital. Accomplishing this result on a cost-effective basis is largely a function of our investment adviser’s structuring of the investment process, its ability to provide competent, attentive and efficient services to us and our access to financing on acceptable terms.

We and TICC Management, through its managing member, BDC Partners, will need to continue to hire, train, supervise and manage new employees. Failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

Our business and operation could be negatively affected if we become subject to any additional securities litigation or shareholder activism, which could cause us to incur significant expense, hinder execution of our investment strategy and impact our stock price.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Shareholder activism, which could take many forms or arise in a variety of situations, has been increasing in the BDC space recently. Specifically, in the fourth quarter of 2015, we were subject to shareholder activism and corresponding litigation in connection with a special meeting of stockholders, or “Special Meeting,” where a vote was taken on whether to approve a proposed new investment advisory agreement between us and TICC Management, which would have been effective upon the closing of a proposed sale of a controlling equity interest in TICC Management to Benefit Street Partners, L.L.C., or “Transaction.” The proposed new investment advisory agreement did not receive the requisite stockholder approval at the Special Meeting and, as a result, the Transaction did not close. Further, the litigation actions to which we and our directors and officers were subjected in connection with the Special Meeting and the Transaction were voluntarily dismissed by the plaintiffs in early 2016. However, in connection with our 2016 Annual Stockholders Meeting, TPG Specialty Lending, Inc., or “TSLX,” nominated a director to our Board of Directors and submitted a proposal to terminate our current investment advisory agreement, but neither of TSLX’s proposals received the requisite stockholder approval.

While we are currently not subject to any securities litigation, due to the volatility of our stock price and for a variety of other reasons, we may in the future become the target of additional securities litigation and the subject of additional shareholder activism. While TSLX’s proposal did not receive the requisite stockholder approval and, as a result our investment advisory agreement was not terminated, if at any time our current investment advisory agreement is terminated we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline.

Securities litigation and shareholder activism, including potential proxy contests, could result in substantial costs and divert management’s and our board of directors’ attention and resources from our business. Additionally, such securities litigation and shareholder activism could give rise to perceived uncertainties as to our future, adversely affect our relationships with service providers and make it more difficult to attract and retain qualified personnel. Also, we may be required to incur significant legal fees and other expenses related to any securities litigation and activist shareholder matters. Further, our stock price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any securities litigation and shareholder activism.

The SEC has raised questions regarding certain non-traditional investments, including investments in CLOs.

The staff of the Division of Investment Management has, in correspondence with certain BDCs, raised questions about the level and special risks of investments in CLOs. While it is not possible to predict what conclusions the staff will reach in these areas, or what recommendations the staff might make to the SEC, the imposition of limitations on investments by BDCs in CLOs could adversely impact our ability to implement our investment strategy and/or our ability to raise capital through public offerings, or cause us to take certain actions with potential negative impacts on our financial condition and results of operations. We are unable at this time to assess the likelihood or timing of any such regulatory development.

We operate in a highly competitive market for investment opportunities.

A large number of entities compete with us to make the types of investments that we make. We compete with a large number of hedge funds and CLO investment vehicles, other equity and non-equity based investment funds, including other BDCs, investment banks and other sources of financing, including traditional financial services companies such as commercial banks and specialty finance companies. Many of our competitors are substantially larger than us and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC. If we are unable to source attractive investments, we may hold a greater percentage of our assets in cash than anticipated, which could impact potential returns on our portfolio. There can be no assurance that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

Our business model depends to a significant extent upon strong referral relationships with financial sponsors, and the inability of the senior investment professionals of our investment adviser to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

We expect that the principals of our investment adviser will maintain and develop their relationships with financial sponsors, brokers and agents, and we will rely to a significant extent upon these relationships to provide us with potential investment opportunities. If the senior investment professionals of our investment adviser fail to maintain their existing relationships or develop new relationships with other sponsors or sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom the senior investment professionals of our investment adviser have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us. If our investment adviser is unable to source investment opportunities, we may hold a greater percentage of our assets in cash than anticipated, which could impact potential returns on our portfolio.

We may not realize gains from our equity investments.

When we invest in debt securities, we may acquire warrants or other equity securities as well. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

There will be uncertainty as to the value of our portfolio investments, which may impact our net asset value.

A large percentage of our portfolio investments are in the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable. We value these securities on a quarterly basis in accordance with our valuation policy, which is at all times consistent with U.S. generally accepted accounting principles, or “GAAP.” Our board of directors utilizes the services of third-party valuation firms to aid it in determining the fair value of certain securities. The board of directors discusses valuations and determines the fair value in good faith based on the input of our investment adviser and the respective third-party valuation firms. The factors that may be considered in fair value pricing our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, comparisons to publicly traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

The lack of liquidity in our investments may adversely affect our business.

As stated above, our investments are generally not in publicly traded securities. Substantially all of these securities are subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. Also, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments.

In addition, because we generally invest in debt securities with a term of up to seven years and generally intend to hold such investments until maturity of the debt, we do not expect realization events, if any, to occur in the near-term. We expect that our holdings of equity securities may require several years to appreciate in value, and we can offer no assurance that such appreciation will occur.

We may experience fluctuations in our operating results for any period, and as a result, our financial results for any period should not be relied upon as being indicative of performance in future periods.

We may experience fluctuations in our operating results due to a number of factors, including the rate at which we make new investments, the interest rates payable on the debt securities we acquire, the default rate on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

If we cannot obtain additional capital because of either regulatory or market price constraints, we could be forced to curtail or cease our new lending and investment activities, our net asset value could decrease and our level of distributions and liquidity could be affected adversely.

Our ability to secure additional financing and satisfy our financial obligations under indebtedness outstanding from time to time will depend upon our future operating performance, which is subject to the prevailing general economic and credit market conditions, including interest rate levels and the availability of credit generally, and financial, business and other factors, many of which are beyond our control. The prolonged continuation or worsening of current economic and capital market conditions could have a material adverse effect on our ability to secure financing on favorable terms, if at all.

If we are unable to obtain debt capital, then our equity investors will not benefit from the potential for increased returns on equity resulting from leverage to the extent that our investment strategy is successful and we may be limited in our ability to make new commitments or fundings to our portfolio companies.

Market conditions affect debt and equity capital markets in the U.S. and abroad and may in the future have a negative impact on our business and operations.

Equity capital may be difficult to raise because, subject to some limited exceptions which apply to us, as a BDC we are generally not able to issue additional shares of our common stock at a price less than net asset value. In addition, our ability to incur indebtedness (including by issuing preferred stock) is limited by applicable regulations such that our asset coverage, as defined in the 1940 Act, must equal at least 200% immediately after each time we incur indebtedness. The debt capital that will be available, if at all, may be at a higher cost and on less favorable terms and conditions in the future. Any inability to raise capital could have a negative effect on our business, financial condition and results of operations.

The illiquidity of our investments may make it difficult for us to sell such investments if required. As a result, we may realize significantly less than the value at which we have recorded our investments. In addition, significant changes in the capital markets, including the recent period of extreme volatility and disruption, have had, and may in the future have, a negative effect on the valuations of our investments and on the potential for liquidity events involving our investments. An inability to raise capital, and any required sale of our investments for liquidity purposes, could have a material adverse impact on our business, financial condition or results of operations.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets may increase and the value of our portfolio may decrease during these periods as we are required to record the values of our investments. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments at fair value. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt that we hold. We may incur additional expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided significant managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt holding and subordinate all or a portion of our claim to that of other creditors. These events could harm our financial condition and operating results.

Our portfolio companies may face intense competition, including competition from companies with greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities and greater number of qualified and experienced managerial and technical personnel. They may need additional financing which they are unable to secure and which we are unable or unwilling to provide, or they may be subject to adverse developments unrelated to the technologies they acquire.

Global capital markets could enter a period of severe disruption and instability. These market conditions have historically and could again have a materially adverse effect on debt and equity capital markets in the U.S., which could have a materially negative impact on our business, financial condition and results of operations.

The U.S. and global capital markets have experienced periods of disruption characterized by the freezing of available credit, a lack of liquidity in the debt capital markets, significant losses in the principal value of investments, the re-pricing of credit risk in the broadly syndicated credit market, the failure of certain major financial institutions and general volatility in the financial markets. During these periods of disruption, general economic conditions deteriorated with material and adverse consequences for the broader financial and credit markets, and the availability of debt and equity capital for the market as a whole, and financial services firms in particular, was reduced significantly. These conditions may reoccur for a prolonged period of time or materially worsen in the future. In addition, signs of deteriorating sovereign debt conditions in Europe and concerns of economic slowdown in China create uncertainty that could lead to further disruptions and instability. We may in the future have difficulty accessing debt and equity capital, and a severe disruption in the global financial markets, deterioration in credit and financing conditions or uncertainty regarding U.S. government spending and deficit levels, European sovereign debt, Chinese economic slowdown or other global economic conditions could have a material adverse effect on our business, financial condition and results of operations.

Further downgrades of the U.S. credit rating, impending automatic spending cuts or another government shutdown could negatively impact our liquidity, financial condition and earnings.

Recent U.S. debt ceiling and budget deficit concerns have increased the possibility of additional credit-rating downgrades and economic slowdowns, or a recession in the U.S. The federal debt limit was suspended in November 2015, however, it was reinstated March 15, 2017. If legislation increasing the debt ceiling is not enacted, as needed, and the debt ceiling is reached (which is expected to happen in December 2017), the U.S. federal government may stop or delay making payments on its obligations, which could negatively impact the U.S. economy and our portfolio companies. Multiple factors relating to the international operations of some of our portfolio companies and to particular countries in which they operate could negatively impact their business, financial condition and results of operations. In addition, disagreement over the federal budget has caused the U.S. federal government to shut down for periods of time. Continued adverse political and economic conditions could have a material adverse effect on our business, financial condition and results of operations.

Global economic, political and market conditions may adversely affect our business, results of operations and financial condition, including our revenue growth and profitability.

The current worldwide financial market situation, as well as various social and political tensions in the United States and around the world, may contribute to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets, and may cause economic uncertainties or deterioration in the United States and worldwide. The U.S. and global capital markets experienced extreme volatility and disruption during the economic downturn that began in mid-2007, and the U.S. economy was in a recession for several consecutive calendar quarters during the same period. In 2010, a financial crisis emerged in Europe, triggered by high budget deficits and rising direct and contingent sovereign debt, which created concerns about the ability of certain nations to continue to service their sovereign debt obligations. Risks resulting from such debt crisis and any future debt crisis in Europe or any similar crisis elsewhere could have a detrimental impact on the global economic recovery, sovereign and non-sovereign debt in certain countries and the financial condition of financial institutions generally. In July and August 2015, Greece reached agreements with its creditors for bailouts that provide aid in exchange for certain austerity measures. These and similar austerity measures may adversely affect world economic conditions and have an adverse impact on our business and that of our portfolio companies. In the second quarter of 2015, stock prices in China experienced a significant drop, resulting primarily from continued sell-off of shares trading in Chinese markets. In August 2015, Chinese authorities sharply devalued China’s currency. In June 2016, the United Kingdom held a referendum in which voters approved an exit from the European Union, or “Brexit,” and, accordingly, on February 1, 2017, the U.K. Parliament voted in favor of allowing the U.K. government to begin the formal process of Brexit. The initial negotiations on Brexit commenced in June 2017. Brexit created political and economic uncertainty and instability in the global markets (including currency and credit markets), and especially in the United Kingdom and the European Union, and this uncertainty and instability may last indefinitely. Because of the election results in the U.K. in June 2017, there is increased uncertainty on the timing of Brexit. There is continued concern about national-level support for the Euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries. In addition, the fiscal policy of foreign nations, such as Russia and China, may have a severe impact on the worldwide and U.S. financial markets.

As a result of the 2016 U.S. election, the Republican Party currently controls both the executive and legislative branches of government, which increases the likelihood that legislation may be adopted that could significantly affect the regulation of U.S. financial markets. Areas subject to potential change, amendment or repeal include the Dodd-Frank Act and the authority of the Federal Reserve and the Financial Stability Oversight Council. The United States may also potentially withdraw from or renegotiate various trade agreements and take other actions that would change current trade policies of the United States. We cannot predict which, if any, of these actions will be taken or, if taken, their effect on the financial stability of the United States. Such actions could have a significant adverse effect on our business, financial condition and results of operations. We cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on our investments. We monitor developments and seek to manage our investments in a manner consistent with achieving our investment objective, but there can be no assurance that we will be successful in doing so.

The effect of global climate change may impact the operations of our portfolio companies.

There may be evidence of global climate change. Climate change creates physical and financial risk and some of our portfolio companies may be adversely affected by climate change. For example, the needs of customers of energy companies vary with weather conditions, primarily temperature and humidity. To the extent weather conditions are affected by climate change, energy use could increase or decrease depending on the duration and magnitude of any changes. Increases in the cost of energy could adversely affect the cost of operations of our portfolio companies if the use of energy products or services is material to their business. A decrease in energy use due to weather changes may affect some of our portfolio companies’ financial condition, through decreased revenues. Extreme weather conditions in general require more system backup, adding to costs, and can contribute to increased system stresses, including service interruptions. In December 2015 the United Nations, of which the U.S. is a member, adopted a climate accord with the long-term goal of limiting global warming and the short-term goal of significantly reducing greenhouse gas emissions. Although the U.S. ratified the Paris Agreement on November 4, 2016, the current administration announced the U.S. would cease participation. As a result, some of our portfolio companies may become subject to new or strengthened regulations or legislation, at least through November 4, 2020 (the earliest date the U.S. may withdraw from the Paris Agreement), which could increase their operating costs and/or decrease their revenues.

Our business is subject to increasingly complex corporate governance, public disclosure and accounting requirements that could adversely affect our business and financial results.

We are subject to changing rules and regulations of federal and state government as well as the stock exchange on which our common stock is listed. These entities, including the Public Company Accounting Oversight Board, the SEC and the NASDAQ Stock Market, have issued a significant number of new and increasingly complex requirements and regulations over the course of the last several years and continue to develop additional regulations and requirements in response to laws enacted by Congress. Our efforts to comply with these requirements have resulted in, and are likely to continue to result in, an increase in expenses and a diversion of management’s time from other business activities.

Uncertainty relating to the LIBOR calculation process may adversely affect the value of our portfolio of the LIBOR-indexed, floating-rate debt securities.

Concerns have been publicized that some of the member banks surveyed by the British Bankers’ Association, or the “BBA,” in connection with the calculation of LIBOR across a range of maturities and currencies may have been under-reporting or otherwise manipulating the inter-bank lending rate applicable to them in order to profit on their derivatives positions or to avoid an appearance of capital insufficiency or adverse reputational or other consequences that may have resulted from reporting inter-bank lending rates higher than those they actually submitted. A number of BBA member banks have entered into settlements with their regulators and law enforcement agencies with respect to alleged manipulation of LIBOR, and investigations by regulators and governmental authorities in various jurisdictions are ongoing.

In July 2017, the U.K. Financial Conduct Authority announced the phase out of LIBOR by the end of 2021. Uncertainty as to a LIBOR replacement, or the treatment of securities currently benchmarked to LIBOR, may adversely affect the market for LIBOR-based securities, including our portfolio of LIBOR-indexed, floating-rate debt securities.

A disruption in the capital markets and the credit markets could negatively affect our business.

As a BDC, we seek to maintain our ability to raise additional capital for investment purposes. Without sufficient access to the capital markets or credit markets, we may not be able to pursue new business opportunities. Disruptive conditions in the financial industry and the impact of new legislation in response to those conditions could restrict our business operations and could adversely impact our results of operations and financial condition.

Our ability to grow our business could be impaired by an inability to access the capital markets or to enter into new credit facilities. At various times over the past three years, reflecting concern about the stability of the financial markets, many lenders and institutional investors have reduced or ceased providing funding to borrowers. This market disruption and tightening of credit has led to increased market volatility and widespread reduction of business activity generally. If we are unable to raise additional equity capital or consummate new credit facilities on terms that are acceptable to us, we may not be able to initiate significant originations.

These situations may arise due to circumstances that we may be unable to control, such as access to the credit markets, a severe decline in the value of the U.S. dollar, a further economic downturn or an operational problem that affects third parties or us, and could materially harm our business. Even though such conditions have improved broadly and significantly over the short-term, adverse conditions in particular sectors of the financial markets could adversely impact our business over the long-term.

Price declines and illiquidity in the corporate debt markets have adversely affected, and may continue to adversely affect, the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation. Any unrealized depreciation that we experience on our loan portfolio may be an indication of future realized losses, which could reduce our income available for distribution and could adversely affect our ability to service our outstanding borrowings.

As a BDC, we are required to carry our investments at fair value as determined in good faith by or under the direction of our Board of Directors. Decreases in fair values of our investments are recorded as unrealized depreciation. Any unrealized depreciation in our loan portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected loans. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods and could materially adversely affect our ability to service our outstanding borrowings. The unprecedented declines in prices and liquidity in the corporate debt markets from 2008 through mid-2010 resulted in significant net unrealized depreciation in our portfolio, reducing our net asset value. Depending on market conditions, we may incur substantial losses in future periods, which could have a material adverse impact on our business, financial condition and results of operations.

Even in the event the value of your investment declines, the management fee and, in certain circumstances, the incentive fee will still be payable.

The management fee is calculated as a percentage of our gross assets at a specific time. Accordingly, the management fee will be payable regardless of whether the value of our gross assets and/or your investment have decreased. Moreover, a portion of the incentive fee is payable if our net investment income for a calendar quarter exceeds a designated hurdle rate. This portion of the incentive fee is payable without regard to any capital gain, capital loss or unrealized depreciation that may occur during the quarter. Accordingly, this portion of our adviser’s incentive fee may also be payable notwithstanding a decline in net asset value that quarter. In addition, in the event we recognize deferred loan interest income in excess of our available capital as a result of our receipt of payment-in-kind, or “PIK” interest, we may be required to liquidate assets in order to pay a portion of the incentive fee. TICC Management, however, is not required to reimburse us for the portion of any incentive fees attributable to deferred loan interest income in the event of a subsequent default.

PIK interest payments we receive will increase our assets under management and, as a result, will increase the amount of base management fees and incentive fees payable by us to our investment adviser.

Certain of our debt investments contain provisions providing for the payment of contractual PIK interest. Because PIK interest results in an increase in the size of the loan balance of the underlying loan, the receipt by us of PIK interest will have the effect of increasing our assets under management. As a result, because the base management fee that we pay to our investment adviser is based on the value of our gross assets, the receipt by us of PIK interest will result in an increase in the amount of the base management fee payable by us. In addition, any such increase in a loan balance due to the receipt of PIK interest will cause such loan to accrue interest on the higher loan balance, which will result in an increase in our pre-incentive fee net investment income and, as a result, an increase in incentive fees that are payable by us to our investment adviser.

Our investment adviser is not obligated to reimburse us for any part of the incentive fee it receives that is based on accrued income that we never receive.

Part of the incentive fee payable by us to our investment adviser that relates to our net investment income is computed and paid on income that may include interest that has been accrued but not yet received in cash, such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible. Our investment adviser will not be under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never receive as a result of a default by an entity on the obligation that resulted in the accrual of such income.

Our investment adviser can resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

Our investment adviser has the right, under our investment advisory agreement, to resign at any time upon 60 days’ written notice, whether we have found a replacement or not. If our investment adviser resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our investment adviser and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.

We are permitted to borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.

Borrowings (including through securitization transactions, which are consolidated in our financial statements), also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. We may borrow from and issue senior debt securities to banks, insurance companies, and other lenders. Lenders of these senior securities have fixed dollar claims on our assets that are superior to the claims of our common stockholders. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock distribution payments. Leverage is generally considered a speculative investment technique. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. Moreover, as the management fee payable to TICC Management will be payable on our gross assets, including those assets acquired through the use of leverage, TICC Management may have a financial incentive to incur leverage which may not be consistent with our stockholders’ interests. In addition, our common stockholders will bear the burden of any increase in our expenses as a result of leverage, including any increase in the management fee payable to TICC Management.

We completed a public offering of our 6.50% Unsecured Notes. The 6.50% Unsecured Notes will mature on March 30, 2024, and may be redeemed in whole or in part at any time or from time to time at our option on or after March 30, 2020. The 6.50% Unsecured Notes bear interest at a rate of 6.50% per year payable quarterly on March 30, June 30, September 30 and December 30. The 6.50% Unsecured Notes are our general unsecured obligations, rank equally in right of payment with our future senior unsecured debt, and rank senior in right of payment to any potential subordinated debt, should any be issued in the future.

Illustration. The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns on the portfolio, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.

	Assumed total return on our portfolio (net of expenses)
	- 10.0%	- 5.0%	0.0%	5.0%	10.0%
Corresponding return to stockholder(1)	-15.3%	-8.7%	-2.1%	4.5%	11.2%

____________

(1)   Assumes $505.8 million in total assets and $114.4 million in total debt outstanding, which reflects our total assets and total debt outstanding as of September 30, 2017, (adjusted to reflect: (i) the repayment of approximately $94.5 million of Convertible Notes and (ii) an assumed $50.0 million of additional borrowings, and excluding non-portfolio related assets and non-leverage related liabilities) and a cost of funds of approximately 6.95%.

Our portfolio must have an annual return of at least 1.57% in order to cover the annual interest payments on our current borrowings.

Pending legislation may allow us to incur additional leverage.

As a BDC, under the 1940 Act, we generally are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our total assets or we may borrow an amount equal to 100% of net assets). Legislation introduced in the U.S. House of Representatives would modify this section of the 1940 Act and increase the amount of debt that BDCs may incur by modifying the asset coverage percentage from 200% to 150%. As a result, we may be able to incur additional indebtedness in the future, and therefore your risk of an investment in us may increase.

We may need to raise additional capital to grow because we must distribute most of our income.

We may need additional capital to fund growth in our investments. We expect to issue equity securities and expect to borrow from financial institutions in the future. A reduction in the availability of new capital could limit our ability to grow. We must distribute at least 90% of our investment company taxable income to our stockholders to maintain our tax treatment as a regulated investment company. As a result, any such cash earnings may not be available to fund investment originations. We expect to borrow from financial institutions and issue additional debt and equity securities. If we fail to obtain funds from such sources or from other sources to fund our investments, it could limit our ability to grow, which may have an adverse effect on the value of our securities. In addition, as a BDC, our ability to borrow or issue preferred stock may be restricted if our total assets are less than 200% of our total borrowings and preferred stock.

Regulations governing our operation as a BDC affect our ability to, and the way in which we raise additional capital, which may expose us to risks, including the typical risks associated with leverage.

Our ability to grow our business requires a substantial amount of capital, which we may acquire from the following sources:

Senior Securities and Other Indebtedness

We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% immediately after each issuance of senior securities. This requirement of sustaining a 200% asset coverage ratio limits the amount that we may borrow. Because we will continue to need capital to grow our loan and investment portfolio, this limitation may prevent us from incurring debt. Further additional debt financing may not be available on favorable terms, if at all, or may be restricted by the terms of our debt facilities. If we are unable to incur additional debt, we may be required to raise additional equity at a time when it may be disadvantageous to do so.

As a result of the issuance of senior securities, including preferred stock and debt securities, we are exposed to typical risks associated with leverage, including an increased risk of loss and an increase in expenses, which are ultimately borne by our common stockholders. Because we may incur leverage to make investments, a decrease in the value of our investments would have a greater negative impact on the value of our common stock. When we issue debt securities or preferred stock, it is likely that such securities will be governed by an indenture or other instrument containing covenants restricting our operating flexibility. In addition, such securities may be rated by rating agencies, and in obtaining a rating for such securities, we may be required to abide by operating and investment guidelines that could further restrict our operating flexibility. See “— We are permitted to borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us” for a description of our outstanding senior securities.

On April 12, 2017 we issued approximately $64.4 million in aggregate principal of our 6.50% Unsecured Notes. As of September 30, 2017, approximately $64.4 million of the 6.50% Unsecured Notes remained outstanding. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources” for more information.

Our ability to pay distributions or issue additional senior securities may be restricted if our asset coverage ratio is not at least 200%. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Furthermore, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders.

Common Stock

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our Board of Directors determines that such sale is in the best interests of TICC and its stockholders, and our stockholders approve such sale.

In certain limited circumstances, we may also issue shares at a price below net asset value in connection with a transferable rights offering so long as: (1) the offer does not discriminate among stockholders; (2) we use our best efforts to ensure an adequate trading market exists for the rights; and (3) the ratio of the offering does not exceed one new share for each three rights held. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease and they may experience dilution. Moreover, we can offer no assurance that we will be able to issue and sell additional equity securities in the future, on favorable terms or at all.

Our Board of Directors is authorized to reclassify any unissued shares of common stock into one or more classes of preferred stock, which could convey special rights and privileges to its owners.

Our charter permits our Board of Directors to reclassify any authorized but unissued shares of stock into one or more classes of preferred stock. We are currently authorized to issue up to 100,000,000 shares of common stock, of which 51,479,409 shares are issued and outstanding as of November 13, 2017. In the event our Board of Directors opts to reclassify a portion of our unissued shares of common stock into a class of preferred stock, those preferred shares would have a preference over our common stock with respect to distributions and liquidation. The cost of any such reclassification would be borne by our existing common stockholders. The class voting rights of any preferred shares we may issue could make it more difficult for us to take some actions that may, in the future, be proposed by our Board of Directors and/or the holders of our common stock, such as a merger, exchange of securities, liquidation, or alteration of the rights of a class of our securities, if these actions were perceived by the holders of preferred shares as not in their best interests.

The issuance of preferred shares convertible into shares of common stock might also reduce the net income and net asset value per share of our common stock upon conversion. These effects, among others, could have an adverse effect on your investment in our common stock.

A change in interest rates may adversely affect our profitability and we may expose ourselves to risks if we engage in hedging transactions to mitigate changes in interest rates.

Currently, only one of the debt investments in our investment portfolio is at a fixed rate, while the others are at variable rates. In addition, our CLO equity investments are sensitive to risks associated with changes in interest rates. Although we have not done so in the past, we may in the future choose to hedge against interest rate fluctuations by using standard hedging instruments such as futures, forward contracts, options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. It may not be possible to hedge against an interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

The success of our hedging transactions will depend on our ability to correctly predict movements in interest rates. Therefore, while we may enter into such transactions to seek to reduce interest rate risks, unanticipated changes in interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. To the extent we engage in hedging transactions, we also face the risk that counterparties to the derivative instruments we hold may default, which may expose us to unexpected losses from positions where we believed that our risk had been appropriately hedged. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Also, we have limited experience in entering into hedging transactions, and we will initially have to purchase or develop such expertise if we choose to employ hedging strategies in the future.

We will be subject to corporate-level U.S. federal income tax if we are unable to qualify for tax treatment as a RIC for U.S. federal income tax purposes.

To remain entitled to the tax benefits accorded to RICs under the Code, we must meet certain income source, asset diversification and annual distribution requirements. In order to qualify as a RIC, we must derive each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities. The annual distribution requirement for a RIC is satisfied if we distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders on an annual basis. Because we use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the annual distribution requirement. If we are unable to obtain cash from other sources, we may fail to qualify for special tax treatment as a RIC and, thus, may be subject to corporate-level U.S. federal income tax on all of our income.

To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC treatment. Because most of our investments will be in private companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we fail to qualify for tax treatment as a RIC for any reason and remain or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us and our stockholders.

Our investments in CLOs may be subject to special anti-deferral provisions that could result in us incurring tax or recognizing income prior to receiving cash distributions related to such income.

We have purchased and may in the future purchase residual or subordinated interests in CLOs that are treated for U.S. federal income tax purposes as shares in a “passive foreign investment company,” or a “PFIC.” If we acquire shares in a PFIC (including equity tranche investments in CLOs that are PFICs), we may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable distribution by us to our stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require us to recognize our share of the PFICs income for each year regardless of whether we receive any distributions from such PFICs. We must nonetheless distribute such income to maintain our tax treatment as a RIC.

If we hold more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation, or a “CFC” (including equity tranche investments in a CLO treated as CFC), we may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to our pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains). If we are required to include such deemed distributions from a CFC in our income, we will be required to distribute such income to maintain our RIC tax treatment regardless of whether or not the CFC makes an actual distribution during such year.

If we are required to include amounts in income prior to receiving distributions representing such income, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax.

Proposed regulations may impact our ability to qualify as a RIC if we do not receive timely distributions from our CLO investments.

As discussed above, we may be required to include in our income our proportionate share of the income of certain CLO investments to the extent that such CLOs are PFICs for which we have made a qualifying electing fund, or “QEF,” election or are CFCs. To qualify as a RIC, we must, among other thing, derive in each taxable year at least 90% of our gross income from certain sources specified in the Code, or the “90% Income Test.” Although the Code generally provides that the income inclusions from a QEF or a CFC will be “good income” for purposes of this 90% Income Test to the extent that the QEF or the CFC distribute such income to us in the same taxable year to which the income is included in our income, the Code does not specifically provide whether these income inclusions would be “good income” for this 90% Income Test if we do not receive distributions from the QEF or CFC during such taxable year. The IRS has issued a series of private rulings in which it has concluded that all income inclusions from a QEF or a CFC included in a RIC’s gross income would constitute “good income” for purposes of the 90% Income Test. Such rulings are not binding on the IRS except with respect to the taxpayers to whom such rulings were issued. Accordingly, under current law, we believe that the income inclusions from a CLO that is a QEF or a CFC would be “good income” for purposes of the 90% Income Test. Recently, the IRS and U.S. Treasury Department issued proposed regulations that provide that the income inclusions from a QEF or a CFC would not be good income for purposes of the 90% Income Test unless we receive a cash distribution from such entity in the same year attributable to the included income. If such income were not considered “good income” for purposes of the 90% Income Test, we may fail to qualify as a RIC. If these regulations are finalized, we will carefully monitor our investments in CLOs to avoid disqualification as a RIC.

The CLOs in which we invest may be subject to withholding tax if they fail to comply with certain reporting requirements.

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” imposes a withholding tax of 30% on payments of U.S. source interest and distributions, and gross proceeds from the disposition of an instrument that produces U.S. source interest or distributions paid after December 31, 2018, to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its U.S. account holders and its U.S. owners. Most CLO vehicles in which we invest will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO vehicle in which we invest fails to properly comply with these reporting requirements, it could reduce the amounts available to distribute to equity and junior debt holders in such CLO vehicle, which could materially and adversely affect our operating results and cash flows.

We may choose to pay distributions in our own common stock, in which case, our stockholders may be required to pay U.S. federal income taxes in excess of the cash distributions they receive.

We may distribute taxable distributions that are payable in cash or shares of our common stock at the election of each stockholder. Under certain applicable IRS guidance, distributions by publicly offered RICs that are payable in cash or in shares of stock at the election of stockholders are treated as taxable distributions. The Internal Revenue Service has published guidance indicating that this rule will apply even where the total amount of cash that may be distributed is limited to no more than 20% of the total distribution. Under this guidance, if too many stockholders elect to receive their distributions in cash, the cash available for distribution must be allocated among the shareholders electing to receive cash (with the balance of the distribution paid in stock). In no event will any stockholder electing to receive cash, receive less than the lesser of (a) the portion of the distribution such shareholder has elected to receive in cash or (b) an amount equal to his, her or its entire distribution times the percentage limitation on cash available for distribution. If we decide to make any distributions consistent with this guidance that are payable in part in our stock, taxable stockholders receiving such distributions will be required to include the full amount of the distribution (whether received in cash, our stock, or a combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain distribution) to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such distributions in excess of any cash received. If a U.S. stockholder sells the stock it receives as a distribution in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the distribution, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such distributions, including in respect of all or a portion of such distribution that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on distributions, it may put downward pressure on the trading price of our stock.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For U.S. federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as OID, which may arise if we receive warrants in connection with the making of a loan or possibly in other circumstances, or contracted PIK interest, which represents contractual interest added to the loan balance and due at the end of the loan term. In addition, we may be required to accrue for U.S. federal income tax purposes amounts attributable to our investment in CLOs that may differ from the distributions received in respect of such investments. We also may be required to include in income certain other amounts that we will not receive in cash.

Because in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty satisfying the annual distribution requirement applicable to RICs. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital, reduce new investments or make taxable distributions of our stock or debt securities to meet that distribution requirement. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus be subject to corporate-level U.S. federal income tax.

In addition, OID income for certain portfolio investments may or may not be included as a factor in the determination of the fair value of such investments.

There are significant potential conflicts of interest between TICC and our management team.

In the course of our investing activities, we pay management and incentive fees to TICC Management, and reimburse BDC Partners for certain expenses it incurs. As a result, investors in our common stock invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through direct investments. As a result of this arrangement, there may be times when the management team of TICC Management has interests that differ from those of our stockholders, giving rise to a conflict.

TICC Management receives a quarterly incentive fee based, in part, on our “Pre-Incentive Fee Net Investment Income,” if any, for the immediately preceding calendar quarter. This incentive fee is subject to a quarterly hurdle rate before providing an incentive fee return to TICC Management. To the extent we or TICC Management are able to exert influence over our portfolio companies, the quarterly pre-incentive fee may provide TICC Management with an incentive to induce our portfolio companies to accelerate or defer interest or other obligations owed to us from one calendar quarter to another.

In addition, our executive officers and directors, and the executive officers of TICC Management, and its managing member, BDC Partners, serve or may serve as officers and directors of entities that operate in a line of business similar to our own. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. Charles M. Royce, a member of our Board of Directors, holds a minority, non-controlling interest in our investment adviser.

Messrs. Cohen and Rosenthal currently serve as Chief Executive Officer and President, respectively, of Oxford Lane Capital Corp., a non-diversified closed-end management investment company that currently invests primarily in CLO debt and equity tranches, and its investment adviser, Oxford Lane Management. Messrs. Cohen and Rosenthal also currently serve as Chief Executive Officer and President, respectively, at Oxford Bridge Management, LLC, the investment adviser to Oxford Bridge, LLC, a private fund that invests principally in the equity of CLOs. BDC Partners is the managing member of Oxford Bridge Management, LLC. As a result, certain conflicts of interest may arise with respect to the management of our portfolio by Messrs. Cohen and Rosenthal, on the one hand, and the obligations of Messrs. Cohen and Rosenthal manage the portfolios at Oxford Lane Capital Corp. and Oxford Bridge, LLC, respectively, on the other hand. In addition, Bruce L. Rubin, our Chief Financial Officer, Corporate Secretary and Treasurer, currently serves in similar capacities for Oxford Lane Capital Corp. Mr. Rubin also currently serves as the Chief Financial Officer and Secretary of Oxford Lane Management, TICC Management, LLC, Oxford Bridge Management, LLC, and BDC Partners. Further, Mr. Gerald Cummins, our Chief Compliance Officer, currently serves in similar capacities for Oxford Lane Management, Oxford Lane Capital Corp., TICC Management, LLC and Oxford Bridge Management, LLC. Because of these possible conflicts of interest, these individuals may direct potential business and investment opportunities to other entities rather than to us or such individuals may undertake or otherwise engage in activities or conduct on behalf of such other entities that is not in, or which may be adverse to, our best interests.

TICC Management, Oxford Lane Management, LLC and Oxford Bridge Management, LLC are subject to a written policy with respect to the allocation of investment opportunities among TICC, Oxford Lane Capital Corp. and Oxford Bridge, LLC. Where investments are suitable for more than one entity, the allocation policy generally provides that, depending on size and subject to current and anticipated cash availability, the absolute size of the investment as well as its relative size compared to the total assets of each entity, current and anticipated weighted average costs of capital, and whether the proposed investment is an add-on investment to an existing investment, among other factors, an investment amount will be determined by the adviser to each entity. If the investment opportunity is sufficient for each entity to receive its investment amount, then each entity receives the investment amount; otherwise, the investment amount is reduced pro rata.

On October 13, 2016, we filed an exemptive application with the SEC to permit us to co-invest with funds or entities managed by TICC Management or its affiliates in certain negotiated transactions where co-investing would otherwise be prohibited under the 1940 Act. On June 14, 2017, the SEC issued an order permitting TICC and certain of its affiliates to complete negotiated co-investment transactions in portfolio companies, subject to certain conditions, or the “Order.” Subject to satisfaction of certain conditions to the Order, TICC and certain of its affiliates are now permitted, together with any future BDCs, registered closed- end funds and certain private funds, each of whose investment adviser is TICC’s investment adviser or an investment adviser controlling, controlled by, or under common control with TICC’s investment adviser, to co-invest in negotiated investment opportunities where doing so would otherwise be prohibited under the 1940 Act, providing TICC’s stockholders with access to a broader array of investment opportunities. Pursuant to the Order, we are permitted to co-invest in such investment opportunities with our affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including, but not limited to, that (1) the terms of the potential co-investment transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching in respect of us or our stockholders on the part of any person concerned, and (2) the potential co-investment transaction is consistent with the interests of our stockholders and is consistent with our then-current investment objective and strategies.

In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, companies controlled by us and our employees and directors. We will not enter into any agreements unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek board review and approval or exemptive relief for such transaction. Our Board of Directors reviews these procedures on an annual basis.

We have also adopted a Code of Business Conduct and Ethics which applies to, among others, our senior officers, including our Chief Executive Officer and Chief Financial Officer, as well as all of our officers, directors and employees. Our Code of Business Conduct and Ethics requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests. Pursuant to our Code of Business Conduct and Ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict. Our Audit Committee is charged with approving any waivers under our Code of Business Conduct and Ethics. As required by the NASDAQ Global Select Market corporate governance listing standards, the Audit Committee of our Board of Directors is also required to review and approve any transactions with related parties (as such term is defined in Item 404 of Regulation S-K).

Changes in laws or regulations governing our operations may adversely affect our business.

We and our portfolio companies are subject to regulation by laws at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Any change in these laws or regulations could have a material adverse effect on our business. In particular, legislative initiatives relating to climate change, healthcare reform and similar public policy matters may impact the portfolio companies in which we invest to the extent they operate in industries that may be subject to such changes.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a business development company or be precluded from investing according to our current business strategy.

As a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets.

We believe that most of our portfolio investments will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could lose our status as a BDC, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to comply with the 1940 Act. If we need to dispose of such investments quickly, it would be difficult to dispose of such investments on favorable terms. For example, we may have difficulty in finding a buyer and, even if we do find a buyer, we may have to sell the investments at a substantial loss.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Maryland General Corporation Law and our charter and bylaws contain provisions that may discourage, delay or make more difficult a change in control of TICC or the removal of our directors. We are subject to the Maryland Business Combination Act, subject to any applicable requirements of the 1940 Act. Our board of directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our board, including approval by a majority of our disinterested directors. If the resolution exempting business combinations is repealed or our board does not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our bylaws exempt from the Maryland Control Share Acquisition Act acquisitions of our stock by any person. If we amend our bylaws to repeal the exemption from the Control Share Acquisition Act, the Control Share Acquisition Act also may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such a transaction. However, we will amend our bylaws to be subject to the Control Share Acquisition Act only if our board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act. The SEC staff has issued informal guidance setting forth its position that certain provisions of the Control Share Acquisition Act would, if implemented, violate Section 18(i) of the 1940 Act.

We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our charter classifying our board of directors in three classes serving staggered three-year terms, and authorizing our board of directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock and to amend our charter without stockholder approval to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

The foregoing provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. However, these provisions may deprive a shareholder of the opportunity to sell such shareholder’s shares at a premium to a potential acquirer. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms. Our Board of Directors has considered both the positive and negative effects of the foregoing provisions and determined that they are in the best interest of our shareholders.

Internal and external cyber threats, as well as other disasters, could impair our ability to conduct business effectively.

The occurrence of a disaster, such as a cyber-attack against us or against a third-party that has access to our data or networks, a natural catastrophe, an industrial accident, failure of our disaster recovery systems, or consequential employee error, could have an adverse effect on our ability to communicate or conduct business, negatively impacting our operations and financial condition. This adverse effect can become particularly acute if those events affect our electronic data processing, transmission, storage, and retrieval systems, or impact the availability, integrity, or confidentiality of our data.

We depend heavily upon computer systems to perform necessary business functions. Despite our implementation of a variety of security measures, our computer systems, networks, and data, like those of other companies, could be subject to cyber-attacks and unauthorized access, use, alteration, or destruction, such as from physical and electronic break-ins or unauthorized tampering. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary, and other information processed, stored in, and transmitted through our computer systems and networks. Such an attack could cause interruptions or malfunctions in our operations, which could result in financial losses, litigation, regulatory penalties, client dissatisfaction or loss, reputational damage, and increased costs associated with mitigation of damages and remediation.

Third parties with which we do business may also be sources of cybersecurity or other technological risk. We outsource certain functions and these relationships allow for the storage and processing of our information, as well as client, counterparty, employee, and borrower information. While we engage in actions to reduce our exposure resulting from outsourcing, ongoing threats may result in unauthorized access, loss, exposure, destruction, or other cybersecurity incident that affects our data, resulting in increased costs and other consequences as described above.

We are highly dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to pay distributions.

Our business is highly dependent on our and third parties’ communications and information systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in our activities. Our financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond our control and adversely affect our business. There could be:

•      sudden electrical or telecommunications outages;

•      natural disasters such as earthquakes, tornadoes and hurricanes;

•      events arising from local or larger scale political or social matters, including terrorist acts; and

•      cyber attacks.

These events, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our common stock and our ability to pay distributions to our stockholders.

Our board of directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

Our board of directors has the authority to modify or waive certain of our operating policies and strategies without prior notice (except as required by the 1940 Act) and without stockholder approval. However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as a BDC. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and value of our stock. Nevertheless, the effects may adversely affect our business and impact our ability to make distributions.

RISKS RELATED TO OUR INVESTMENTS

Our investment portfolio may be concentrated in a limited number of portfolio companies, which will subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt securities that we hold or if the sectors in which we invest experience a market downturn.

A consequence of our limited number of investments is that the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Beyond our income tax asset diversification requirements, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few issuers. While we have historically focused on the technology sector, we are actively seeking new investment opportunities outside this sector that otherwise meet our investment criteria. As a result, a market downturn, including a downturn in the sectors in which we invest, could materially adversely affect us.

Most of our debt investments will not fully amortize during their lifetime, which may subject us to the risk of loss of our principal in the event a portfolio company is unable to repay us prior to maturity.

Most of our debt investments are not structured to fully amortize during their lifetime. Accordingly, if a portfolio company has not previously pre-paid its debt investment to us, a significant portion of the principal amount due on such a debt investment may be due at maturity. In order to create liquidity to pay the final principal payment, a portfolio company typically must raise additional capital. If it is unable to raise sufficient funds to repay us, the debt investment may go into default, which may compel us to foreclose on the borrower’s assets, even if the debt investment was otherwise performing prior to maturity. This may prevent us from immediately obtaining full recovery on the debt investment and may prevent or delay the reinvestment of the investment proceeds in other, possibly more profitable investments.

The application of the risk retention rules to CLOs may have broader effects on the CLO and loan markets in general, potentially resulting in fewer or less desirable investment opportunities for the Company.

Section 941 of the Dodd-Frank Act added a provision to the Exchange Act, requiring the seller, sponsor or securitizer of a securitization vehicle to retain no less than five percent of the credit risk in assets it sells into a securitization and prohibits such securitizer from directly or indirectly hedging or otherwise transferring the retained credit risk. The responsible federal agencies adopted final rules implementing these restrictions on October 22, 2014 and the final rules became effective on December 24, 2016. Under the final rules, the asset manager of a CLO is considered the sponsor of a securitization vehicle and is required to retain five percent of the credit risk in the CLO, which may be retained horizontally in the equity tranche of the CLO or vertically as a five percent interest in each tranche of the securities issued by the CLO. Although the final rules contain an exemption from such requirements for the asset manager of a CLO if, among other things, the originator or lead arranger of all of the loans acquired by the CLO retain such risk at the asset level and, at origination of such asset, takes a loan tranche of at least 20% of the aggregate principal balance, it is possible that the originators and lead arrangers of loans in this market will not agree to assume this risk or provide such retention at origination of the asset in a manner that would provide meaningful relief from the risk retention requirements for CLO managers.

We believe that the U.S. risk retention requirements imposed for CLO managers under Section 941 of the Dodd-Frank Act has created some uncertainty in the market in regard to future CLO issuance. Given that certain CLO managers may require capital provider partners to satisfy this requirement, we believe that this may create additional opportunities (and additional risks) for us in the future.

Our investments in the companies that we target may be extremely risky and we could lose all or part of our investments.

Although a prospective portfolio company’s assets are one component of our analysis when determining whether to provide debt capital, we generally do not base investment decisions primarily on the liquidation value of a company’s balance sheet assets. Instead, given the nature of the companies that we invest in, we also review the company’s historical and projected cash flows, equity capital and “soft” assets, including intellectual property (patented and non-patented), databases, business relationships (both contractual and non-contractual) and the like. Accordingly, considerably higher levels of overall risk will likely be associated with our portfolio compared with that of a traditional asset-based lender whose security consists primarily of receivables, inventories, equipment and other tangible assets. Interest rates payable by our portfolio companies may not compensate for these additional risks, any of which could cause us to lose part or all of our investment.

Specifically, investment in certain of the companies that we are invested in involves a number of significant risks, including:

•      these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any value from the liquidation of such collateral;

•      they may have limited operating histories, narrower product lines and smaller market shares than larger businesses, which may tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•      because many of them tend to be privately owned, there is generally little publicly available information about these businesses; therefore, although TICC Management’s agents will perform “due diligence” investigations on these portfolio companies, their operations and their prospects, we may not learn all of the material information we need to know regarding these businesses;

•      some of these companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

•      some of these companies may have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and

•      many of these companies may be more susceptible to economic recessions or downturns than other better capitalized companies that operate in less capital intensive industries.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if a portfolio company goes bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, including the extent to which we actually provided significant “managerial assistance” to that portfolio company, a bankruptcy court might recharacterize our debt holding and subordinate all or a portion of our claim to that of other creditors.

Our failure to make follow-on investments in our portfolio companies could impair the value of our investment portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in order to: (i) increase or maintain in whole or in part our equity ownership percentage; (ii) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or (iii) attempt to preserve or enhance the value of our investment.

We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. We have the discretion to make any follow-on investments, subject to the availability of capital resources. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities, or because we are inhibited by compliance with BDC requirements or the desire to maintain our tax status.

Our incentive fee may induce TICC Management to use leverage and to make speculative investments.

The incentive fee payable by us to TICC Management may create an incentive for TICC Management to use leverage and to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee on “Pre-Incentive Fee Net Investment Income” is determined, which is calculated as a percentage of the return on invested capital, may encourage TICC Management to use leverage to increase the return on our equity capital. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor holders of our common stock. Similarly, because TICC Management may also receive an incentive fee based, in part, upon the capital gains realized on our investments, the investment adviser may invest more than would otherwise be appropriate in companies whose securities are likely to yield capital gains, as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during an economic downturn.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We intend to invest primarily in senior debt securities, but may also invest in subordinated debt securities, issued by our portfolio companies. In some cases, portfolio companies will be permitted to have other debt that ranks equally with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders thereof are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligations to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company. In addition, we will not be in a position to control any portfolio company by investing in its debt securities. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such companies, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not best serve our interests as debt investors.

Because we generally do not hold controlling equity interests in our portfolio companies, we may not be in a position to exercise control over our portfolio companies or to prevent decisions by the managements of our portfolio companies that could decrease the value of our investments.

Although we have taken and may in the future take controlling equity positions in our portfolio companies from time to time, we generally do not do so. As a result, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity for the debt and equity investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company, and may therefore suffer a decrease in the value of our investments.

Our investments in CLO vehicles may be riskier and less transparent than direct investments in portfolio companies.

From time to time we have invested and may in the future invest in debt and residual value interests of CLO vehicles. Generally, there may be less information available to us regarding the underlying debt investments held by such CLOs than if we had invested directly in the underlying companies. Our CLO investments will also be subject to the risk of leverage associated with the debt issued by such CLOs and the repayment priority of debt holders senior to us in such CLOs.

Some instruments issued by CLO vehicles may not be readily marketable and may be subject to restrictions on resale. Securities issued by CLO vehicles are generally not listed on any U.S. national securities exchange and no active trading market may exist for the securities of CLO vehicles in which we may invest. Although a secondary market may exist for our investments in CLO vehicles, the market for our investments in CLO vehicles may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. As a result, these types of investments may be more difficult to value.

Failure by a CLO vehicle in which we are invested to satisfy certain tests may harm our operating results.

The failure by a CLO vehicle in which we invest to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to us. In the event that a CLO vehicle fails certain tests, holders of debt senior to us may be entitled to additional payments that would, in turn, reduce the payments we would otherwise be entitled to receive. Separately, we may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, with a defaulting CLO vehicle or any other investment we may make. If any of these occur, it could materially and adversely affect our operating results and cash flows.

Our financial results may be affected adversely if one or more of our equity or junior debt investments in a CLO vehicle defaults on its payment obligations or fails to perform as we expect or if the market price fluctuates significantly in such illiquid investments.

Up to 30% of our portfolio may consist of equity and junior debt investments in CLO vehicles, which involves a number of significant risks. CLO vehicles that we invest in are typically very highly levered (10 – 14 times), and therefore, the junior debt and equity tranches that we invest in are subject to a higher degree of risk of total loss. In particular, investors in CLO vehicles indirectly bear risks of the underlying debt investments held by such CLO vehicles. We will generally have the right to receive payments only from the CLO vehicles, and will generally not have direct rights against the underlying borrowers or the entity that sponsored the CLO vehicle. While the CLO vehicles we have and continue to target generally enable the investor to acquire interests in a pool of leveraged corporate loans without the expenses associated with directly holding the same investments, when we invest in an equity tranche of a CLO vehicle we will generally pay a proportionate share of the CLO vehicles’ administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying CLO vehicles will rise or fall, these prices (and, therefore, the prices of the CLO vehicles) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally.

The interests we intend to acquire in CLO vehicles will likely be thinly traded or have only a limited trading market. CLO vehicles are typically privately offered and sold, even in the secondary market. As a result, investments in CLO vehicles may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLO vehicles carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fact that our investments in CLO tranches will likely be subordinate to other senior classes of note tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO vehicle or unexpected investment results.

Investments in structured vehicles, including equity and junior debt instruments issued by CLO vehicles, involve risks, including credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations. Additionally, changes in the underlying leveraged corporate loans held by a CLO vehicle may cause payments on the instruments we hold to be reduced, either temporarily or permanently.

Structured investments, particularly the subordinated interests in which we intend to invest, are less liquid than many other types of securities and may be more volatile than the leveraged corporate loans underlying the CLO vehicles we intend to target. Fluctuations in interest rates may also cause payments on the tranches of CLO vehicles that we hold to be reduced, either temporarily or permanently.

Investments in foreign securities formed under the laws of the Cayman Islands may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy involves investments in securities issued by foreign entities, including foreign CLO vehicles that are formed under the laws of the Cayman Islands. Investing in foreign entities formed under the laws of the Cayman Islands may expose us to additional risks not typically associated with investing in U.S. issues. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the U.S., higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Further, we, and the CLO vehicles in which we invest, may have difficulty enforcing creditor’s rights in foreign jurisdictions, such as the Cayman Islands. In addition, the underlying companies of the CLO vehicles in which we invest may be foreign, which may create greater exposure for us to foreign economic developments.

Although we expect that most of our investments will be U.S. dollar-denominated, any investments denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. We may employ hedging techniques to minimize these risks, but we can offer no assurance that we will, in fact, hedge currency risk, or that if we do, such strategies will be effective.

RISKS RELATED TO AN INVESTMENT IN OUR SECURITIES

Our common stock price may be volatile.

The trading price of our common stock may fluctuate substantially depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include, but are not limited to, the following:

•      price and volume fluctuations in the overall stock market from time to time;

•      significant volatility in the market price and trading volume of securities of regulated investment companies, BDCs or other financial services companies;

•      exclusion of our common stock from certain indices, such as the Russell 2000 Financial Services Index, which could reduce the ability of certain investment funds to own our common stock and put short-term selling pressure on our common stock;

•      changes in regulatory policies or tax guidelines with respect to regulated investment companies or BDCs;

•      actual or anticipated changes in our earnings or fluctuations in our operating results or changes in the expectations of securities analysts;

•      general economic conditions and trends;

•      loss of a major funding source; or

•      departures of key personnel.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price, we may therefore be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business. See “Risks relating to our business and structure — Our business and operation could be negatively affected if we become subject to any additional securities litigation or shareholder activism, which could cause us to incur significant expense, hinder execution of our investment strategy and impact our stock price.”

We cannot predict how changes to the tax laws and regulations would affect the Company.

Legislative or other actions relating to taxes could have a negative effect on the Company. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department. The House Ways and Means Committee recently released a tax reform proposal, and publicly released statements indicate that tax reform is a top legislative priority of the presidential administration.  Such proposal, if enacted, would make many changes to the Internal Revenue Code, including significant changes to taxation of business entities and the deductibility of interest expense and capital investment. There is a substantial lack of clarity around the likelihood, timing, and final details of this and any other tax reform proposal. We cannot predict how any changes in the tax laws might affect the Company, investors or the Company’s portfolio investments. New legislation and any U.S. Treasury regulations, administrative interpretations or court decisions interpreting such legislation could significantly and negatively affect the Company’s ability to qualify for tax treatment as a RIC or the U.S. federal income tax consequences to the Company and its investors of such qualification, or could have other adverse consequences. Investors are urged to consult with their tax advisor with respect to the status of legislative, regulatory or administrative developments and proposals and their potential effect on an investment in the Company’s securities.

Our shares of common stock have traded at a discount from net asset value and may do so in the future.

Shares of closed-end investment companies have frequently traded at a market price that is less than the net asset value that is attributable to those shares. In part as a result of adverse economic conditions and increasing pressure within the financial sector of which we are a part, our common stock traded below our net asset value per share during some periods from 2010 through the first nine months of 2017. Our common stock could trade at a discount to net asset value at any time in the future. The possibility that our shares of common stock may trade at a discount from net asset value over the long term is separate and distinct from the risk that our net asset value will decrease. We cannot predict whether shares of our common stock will trade above, at or below our net asset value. If our common stock trades below its net asset value, we will generally not be able to issue additional shares of our common stock at its market price without first obtaining the approval for such issuance from our stockholders and our independent directors. If additional funds are not available to us, we could be forced to curtail or cease our new lending and investment activities, and our net asset value could decrease and our level of distributions could be impacted. Our net asset value may also decline over time if our principal recovery with respect to CLO equity investments is less than the price that we paid for those investments.

You may not receive distributions or our distributions may decline or may not grow over time.

We cannot assure you that we will achieve investment results or maintain a tax treatment that will allow or require any specified level of cash distributions or year-to-year increases in cash distributions. In particular, our future distributions are dependent upon the investment income we receive on our portfolio investments, including our higher-yielding CLO equity investments. To the extent such investment income, including income from our CLO equity investments (which we expect to decline as those vehicles de-leverage after the end of their respective re-investment periods), declines or if we transition our portfolio into lower-yielding investments, our ability to pay future distributions may be harmed.

We will have broad discretion over the use of proceeds of any offering made pursuant to this prospectus, to the extent it is successful.

We will have significant flexibility in applying the proceeds of any offering made pursuant to this prospectus. We will also pay operating expenses, and may pay other expenses such as due diligence expenses of potential new investments, from net proceeds. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of the offering, pending full investment, are used to pay operating expenses. In addition, we can provide you no assurance that the current offering will be successful, or that by increasing the size of our available equity capital our aggregate expenses, and correspondingly, our expense ratio, will be lowered.

Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering.

In the event we issue subscription rights to purchase shares of our common stock, stockholders who do not fully exercise their rights should expect that they will, at the completion of the offer, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of the offer.

In addition, if the subscription price is less than our net asset value per share, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offer. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of the rights offering or what proportion of the shares will be purchased as a result of the offer. Such dilution could be substantial.

If we issue preferred stock, the net asset value and market value of our common stock will likely become more volatile.

We cannot assure you that the issuance of preferred stock would result in a higher yield or return to the holders of the common stock. The issuance of preferred stock would likely cause the net asset value and market value of the common stock to become more volatile. If the distribution rate on the preferred stock were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of the common stock would be reduced. If the distribution rate on the preferred stock were to exceed the net rate of return on our portfolio, the leverage would result in a lower rate of return to the holders of common stock than if we had not issued preferred stock. Any decline in the net asset value of our investments would be borne entirely by the holders of common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of common stock than if we were not leveraged through the issuance of preferred stock. This greater net asset value decrease would also tend to cause a greater decline in the market price for the common stock. We might be in danger of failing to maintain the required asset coverage of the preferred stock or of losing our ratings, if any, on the preferred stock or, in an extreme case, our current investment income might not be sufficient to meet the distribution requirements on the preferred stock. In order to counteract such an event, we might need to liquidate investments in order to fund a redemption of some or all of the preferred stock. In addition, we would pay (and the holders of common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, including higher advisory fees if our total return exceeds the distribution rate on the preferred stock.

Holders of preferred stock may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.

Holders of any preferred stock we might issue would have the right to elect members of our Board of Directors and class voting rights on certain matters.

Holders of any preferred stock we might issue, voting separately as a single class, would have the right to elect two members of our Board of Directors at all times and in the event distributions become two full years in arrears would have the right to elect a majority of the directors until such arrearage is completely eliminated. In addition, preferred stockholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion to open-end status, and accordingly can veto any such changes. Restrictions imposed on the declarations and payment of distributions or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, if any, or the terms of our credit facilities, if any, might impair our ability to maintain our qualification as a RIC for U.S. federal income tax purposes. While we would intend to redeem our preferred stock to the extent necessary to enable us to distribute our income as required to maintain our tax treatment as a RIC, there can be no assurance that such actions could be effected in time to meet the tax requirements.

The net asset value per share of our common stock may be diluted if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock.

If we were to sell shares of our common stock below its then current net asset value per share; such sales would result in an immediate dilution to the net asset value per share of our common stock. This dilution would occur as a result of the sale of shares at a price below the then current net asset value per share of our common stock and a proportionately greater decrease in the stockholders’ interest in our earnings and assets and their voting interest in us than the increase in our assets resulting from such issuance. Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect cannot be predicted.

Further, if our current stockholders do not purchase any shares to maintain their percentage interest, regardless of whether such offering is above or below the then current net asset value per share, their voting power will be diluted. For example, if we sell an additional 10% of our common shares at a 10% discount from net asset value, a stockholder who does not participate in that offering for its proportionate interest will suffer net asset value dilution of up to 1.0% or $10 per $1,000 of net asset value. For additional information and hypothetical examples of these risks, see “Sale of Common Stock Below Net Asset Value” in the prospectus supplement pursuant to which such sale is made.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about TICC, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

•      our future operating results;

•      our business prospects and the prospects of our portfolio companies;

•      the impact of investments that we expect to make;

•      our contractual arrangements and relationships with third parties;

•      the dependence of our future success on the general economy and its impact on the industries in which we invest;

•      the ability of our portfolio companies to achieve their objectives;

•      our expected financings and investments;

•      the adequacy of our cash resources and working capital; and

•      the timing of cash flows, if any, from the operations of our portfolio companies.

These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•      an economic downturn could impair our portfolio companies’ ability to continue to operate, which could lead to the loss of some or all of our investments in such portfolio companies;

•      a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities;

•      interest rate volatility could adversely affect our results, particularly because we use leverage as part of our investment strategy;

•      currency fluctuations could adversely affect the results of our investments in foreign companies, particularly to the extent that we receive payments denominated in foreign currency rather than U.S. dollars; and

•      the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this prospectus and in our filings with the SEC.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” and elsewhere in this prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus. However, we will update this prospectus to reflect any material changes to the information contained herein. The forward-looking statements contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act.

USE OF PROCEEDS

We intend to use the net proceeds from the sale of our securities pursuant to this prospectus for general corporate purposes, which may include investments in corporate debt and equity securities and investments in structured finance vehicles. Because our primary business is to originate loans and make investments in non-public small — to medium-sized companies, we are continuously identifying, reviewing and, to the extent consistent with our investment objective, funding new investments. As a result, we typically raise capital as we deem appropriate to fund such new investments. The supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering.

We estimate that it will take up to six months for us to substantially invest the net proceeds of any offering made pursuant to this prospectus, depending on the availability of attractive opportunities and market conditions. However, we can offer no assurance that we will be able to achieve this goal.

Pending these uses, we will invest such net proceeds primarily in cash, cash equivalents, and U.S. government securities and other high-quality debt investments that mature in one year or less, which are consistent with maintaining our election as a RIC. These temporary investments are expected to provide a lower net return than we hope to achieve from our target investments. The management fee payable by us to our investment adviser will not be reduced while our assets are invested in such temporary investments.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on the Nasdaq Global Select Market under the symbol “TICC.” The following table sets forth, for each fiscal quarter during the last two fiscal years and the current fiscal year, the net asset value, or “NAV,” per share of our common stock, the high and low intraday sales prices for our common stock, such sales prices as a percentage of NAV per share and quarterly distributions per share.

		Price Range		Premium or (Discount) of High Sales Price to	Premium or (Discount) of Low Sales Price to	Distributions
	NAV(1)	High	Low	NAV(2)	NAV(2)	Per Share(3)
Fiscal 2017
Fourth Quarter (through November 13, 2017)	*	$6.87	$5.17	*	*	$0.20
Third Quarter	$7.43	$7.06	$6.30	(5.0)%	(15.2)%	$0.20
Second Quarter	$7.51	$7.56	$6.15	0.7%	(18.1)%	$0.20
First Quarter	$7.53	$8.19	$6.65	8.8%	(11.7)%	$0.20
Fiscal 2016
Fourth Quarter	$7.50	$7.17	$5.51	(4.4)%	(26.5)%	$0.29
Third Quarter	$7.08	$6.50	$5.27	(8.2)%	(25.6)%	$0.29
Second Quarter	$6.54	$5.79	$4.68	(11.5)%	(28.4)%	$0.29
First Quarter	$5.89	$6.18	$4.16	4.9%	(29.4)%	$0.29
Fiscal 2015
Fourth Quarter	$6.40	$7.04	$5.71	10.0%	(10.8)%	$0.29
Third Quarter	$7.81	$7.10	$6.07	(9.1)%	(22.3)%	$0.29
Second Quarter	$8.60	$7.22	$6.54	(16.0)%	(24.0)%	$0.29
First Quarter	$8.72	$7.80	$6.65	(10.6)%	(23.7)%	$0.27

____________

(1)   Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.

(2)   Calculated as the respective high or low intraday sales price divided by NAV and subtracting 1.

(3)   Represents the cash distributions, including dividends, dividends reinvested and returns of capital, if any, per share that we have declared on our common stock in the specified quarter.

*      Not determinable as of the date of this prospectus.

On November 13, 2017, the last reported sales price of our common stock was $5.96 per share. As of November 13, 2017, we had 163 stockholders of record.

Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. Since 2008, our shares of common stock have traded both at a premium and a discount to the net assets attributable to those shares. As of November 13, 2017, our shares of common stock traded at a discount equal to approximately 19.8% of the net asset value per share as of September 30, 2017. It is not possible to predict whether the shares offered hereby will trade at, above, or below net asset value.

We currently intend to distribute a minimum of 90% of our ordinary income and net realized short-term capital gains in excess of realized net long-term capital losses, if any, on a quarterly basis to our stockholders. The amount of our quarterly distributions is determined by our Board of Directors. To the extent our taxable earnings for any fiscal year fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a taxable return of capital to our stockholders for U.S. federal income tax purposes. Distributions in excess of our current and accumulated earnings and profits constitute a return of capital and will reduce the stockholder’s adjusted tax basis in such stockholder’s common stock. A return of capital (1) is a return of the original amount invested, (2) does not constitute earnings or profits and (3) will have the effect of reducing the basis such that when a stockholder sells its shares the sale may be subject to taxes even if the shares are sold for less than the original purchase price. There can be no assurance that we will achieve investment results or maintain a tax treatment that will permit any particular level of distribution payment. Our ability to make distributions is limited by the asset coverage requirements under the 1940 Act. For a more detailed discussion, see “Regulation as a Business Development Company” in this prospectus.

We have adopted a distribution reinvestment plan. If your shares of common stock are registered in your own name, your distributions will automatically be reinvested under our distribution reinvestment plan in additional whole and fractional shares of common stock, unless you opt out of our distribution reinvestment plan by delivering a written notice to our distribution paying agent. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee for details regarding opting out of our distribution reinvestment plan.

The following table reflects the cash distributions, including dividends and returns of capital, if any, per share that have been declared by our board of directors for the two most recent fiscal years and the current fiscal year to date:

Three Months Ended	Date Declared	Record Date	Payment Date	Distributions		GAAP net investment income		Distributions in excess of net investment income
December 31, 2017	October 27, 2017	December 15, 2017	December 29, 2017	$0.20		$—	(4)	$—	(4)
September 30, 2017	February 27, 2017	September 15, 2017	September 29, 2017	0.20		0.13		0.07
June 30, 2017	February 27, 2017	June 16, 2017	June 30, 2017	0.20		0.16		0.04
March 31, 2017	February 27, 2017	March 16, 2017	March 31, 2017	0.20		0.16		0.04
Total 2017				$0.80	(1)	—	(4)	—	(4)
December 31, 2016	October 16, 2016	December 16, 2016	December 30, 2016	$0.29		$0.14		$0.15
September 30, 2016	July 28, 2016	September 16, 2016	September 30, 2016	0.29		0.11		0.18
June 30, 2016	April 28, 2016	June 16, 2016	June 30, 2016	0.29		0.13		0.16
March 31, 2016	February 15, 2016	March 17, 2016	March 31, 2016	0.29		0.08		0.21
Total 2016				$1.16	(2)	$0.46		$0.70
December 31, 2015	November 2, 2015	December 16, 2015	December 31, 2015	$0.29		$0.08		$0.21
September 30, 2015	July 30, 2015	September 16, 2015	September 30, 2015	0.29		0.18		0.11
June 30, 2015	April 27, 2015	June 16, 2015	June 30, 2015	0.29		0.18		0.11
March 31, 2015	February 19, 2015	March 17, 2015	March 31, 2015	0.27		0.21		0.06
Total 2015				$1.14	(3)	$0.65		$0.49

____________

(1)   The tax characterization of cash distribitions for the year ended December 31, 2017 will not be known until the tax return for such year is finalized.

(2)   Cash distributions for the year ended December 31, 2016 includes a tax return of capital of approximately $0.59 per share for tax purposes.

(3)   Cash distributions for the year ended December 31, 2015 includes a tax return of capital of approximately $0.08 per share for tax purposes.

(4)   We have not yet reported earnings for this period.

MANAGEMENT DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information contained in this section should be read in conjunction with the Selected Financial and Other Data and our Financial Statements and notes thereto appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” appearing elsewhere in this prospectus.

OVERVIEW

Our investment objective is to maximize our portfolio’s total return. Our primary current focus is to seek an attractive risk-adjusted total return by investing primarily in corporate debt securities and in collateralized loan obligation (“CLO”) structured finance investments that own corporate debt securities. CLO investments may also include warehouse facilities, which are financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle. We operate as a closed-end, non-diversified management investment company and have elected to be regulated as a BDC under the 1940 Act. We have elected to be treated for tax purposes as a RIC, under the Code, beginning with our 2003 taxable year.

Our investment activities are managed by TICC Management, a registered investment adviser under the Investment Advisers Act of 1940, as amended. TICC Management is owned by BDC Partners, its managing member and a related party, and Charles M. Royce, a member of our Board of Directors who holds a minority, non-controlling interest in TICC Management. Jonathan H. Cohen, our Chief Executive Officer, and Saul B. Rosenthal, our President and Chief Operating Officer, are the controlling members of BDC Partners. Under the Investment Advisory Agreement, we have agreed to pay TICC Management an annual base fee calculated on gross assets, and an incentive fee based upon our performance. Under Administration Agreement, we have agreed to pay or reimburse BDC Partners, as administrator, for certain expenses incurred in operating TICC. Our executive officers and directors, and the executive officers of TICC Management and BDC Partners, serve or may serve as officers and directors of entities that operate in a line of business similar to our own. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders.

We generally expect to invest between $5.0 million and $50.0 million in each of our portfolio companies, although this investment size may vary as the size of our capital base changes and market conditions warrant. We invest in both fixed and variable interest rate structures. We expect that our investment portfolio will be diversified among a large number of investments with few investments, if any, exceeding 5.0% of the total portfolio. As of September 30, 2017, our debt investments had stated interest rates of between 4.75% and 15.00% and maturity dates of between 15 and 112 months. In addition, our total portfolio had a weighted average yield on debt investments of approximately 9.5%.

The weighted average yield of our debt investments is not the same as a return on investment for our stockholders but, rather, relates to a portion of our investment portfolio and is calculated before the payment of all of our fees and expenses. The weighted average yield was computed using the effective interest rates as of September 30, 2017, including accretion of original issue discount (“OID”). There can be no assurance that the weighted average yield will remain at its current level.

We have historically borrowed funds to make investments and may continue to borrow funds to make investments. As a result, we are exposed to the risks of leverage, which may be considered a speculative investment technique. Borrowings, also known as leverage, magnify the potential for gain and loss on amounts invested and therefore increase the risks associated with investing in our securities. In addition, the costs associated with our borrowings, including any increase in the management fee payable to TICC Management, will be borne by our common stockholders.

In addition, as a BDC, we are required to make available significant managerial assistance, for which we may receive fees, to our portfolio companies. These fees would be generally non-recurring, however in some instances they may have a recurring component. We have received no fee income for managerial assistance to date.

Prior to making an investment, we may enter into a non-binding term sheet with the potential portfolio company. These term sheets are generally subject to a number of conditions, including but not limited to the satisfactory completion of our due diligence investigations of the company’s business and legal documentation for the loan.

To the extent possible, we will generally seek to invest in loans that are collateralized by a security interest in the borrower’s assets or guaranteed by a principal to the transaction. Interest payments, if not deferred, are normally payable quarterly with most debt investments having scheduled principal payments on a monthly or quarterly basis. When we receive a warrant to purchase stock in a portfolio company, the warrant will typically have a nominal strike price, and will entitle us to purchase a modest percentage of the borrower’s stock.

CRITICAL ACCOUNTING POLICIES

The preparation of consolidated financial statements and related disclosures in conformity with generally accepted accounting principles in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and revenues and expenses during the periods reported. Actual results could materially differ from those estimates. We have identified investment valuation and investment income as critical accounting policies.

Investment Valuation

We fair value our investment portfolio in accordance with the provisions of ASC 820, Fair Value Measurement and Disclosure. Estimates made in the preparation of our consolidated financial statements include the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. We believe that there is no single definitive method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make.

ASC 820-10 clarified the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC 820-10 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820-10 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities in markets that are not active; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions. We consider the attributes of current market conditions on an ongoing basis and have determined that due to the general illiquidity of the market for our investment portfolio, whereby little or no market data exists, all of our investments are based upon “Level 3” inputs as of September 30, 2017.

Our Board of Directors determines the value of our investment portfolio each quarter. In connection with that determination, members of TICC Management’s portfolio management team prepare a quarterly analysis of each portfolio investment using the most recent portfolio company financial statements, forecasts and other relevant financial and operational information. Since March 2004, we have engaged third-party valuation firms to provide assistance in valuing certain of its syndicated loans and bilateral investments, including related equity investments, although our Board of Directors ultimately determines the appropriate valuation of each such investment. Changes in fair value, as described above, are recorded in the statement of operations as net change in unrealized appreciation/(depreciation).

Syndicated Loans

In accordance with ASC 820-10, our valuation procedures specifically provide for the review of indicative quotes supplied by the large agent banks that make a market for each security. However, the marketplace from which we obtain indicative bid quotes for purposes of determining the fair value of its syndicated loan investments has shown attributes of illiquidity as described by ASC-820-10. During such periods of illiquidity, when we believe that the non-binding indicative bids received from agent banks for certain syndicated investments that it owns may not be determinative of their fair value or when no market indicative quote is available, we may engage third-party valuation firms to provide assistance in valuing certain syndicated investments that we own. In addition, TICC Management prepares an analysis of each syndicated loan, financial summary, covenant compliance review, recent trading activity in the security, if known, and other business developments related to the portfolio company. All available information, including non-binding indicative bids which may not be determinative of fair value, is presented to the Valuation Committee to consider in its determination of fair value. In some instances, there may be limited trading activity in a security even though the market for the security is considered not active. In such cases the Valuation Committee will consider the number of trades, the size and timing of each trade, and other circumstances around such trades, to the extent such information is available, in its determination of fair value. The Valuation Committee will evaluate the impact of such additional information, and factor it into its consideration of the fair value that is indicated by the analysis provided by third-party valuation firms, if any.

Collateralized Loan Obligations — Debt and Equity

We have acquired a number of debt and equity positions in CLO investment vehicles and CLO warehouse investments. These investments are special purpose financing vehicles. In valuing such investments, we consider the indicative prices provided by a recognized industry pricing service as a primary source, and the implied yield of such prices, supplemented by actual trades executed in the market at or around period-end, as well as the indicative prices provided by the broker who arranges transactions in such investment vehicles. We also consider those instances in which the record date for an equity distribution payment falls on the last day of the period, and the likelihood that a prospective purchaser would require a downward adjustment to the indicative price representing substantially all of the pending distribution. Additional factors include any available information on other relevant transactions including firm bids and offers in the market and information resulting from bids-wanted-in-competition. In addition, we consider the operating metrics of the specific investment vehicle, including compliance with collateralization tests, defaulted and restructured securities, and payment defaults, if any. TICC Management or the Valuation Committee may request an additional analysis by a third-party firm to assist in the valuation process of CLO investment vehicles. All information is presented to our Board of Directors for its determination of fair value of these investments.

Bilateral Investments (Including Equity)

Bilateral investments for which market quotations are readily available are valued by an independent pricing agent or market maker. If such market quotations are not readily available, under the valuation procedures approved by our Board of Directors, upon the recommendation of the Valuation Committee, a third-party valuation firm will prepare valuations for each of our bilateral investments that, when combined with all other investments in the same portfolio company, (i) have a value as of the previous quarter of greater than or equal to 2.5% of its total assets as of the previous quarter, and (ii) have a value as of the current quarter of greater than or equal to 2.5% of its total assets as of the previous quarter, after taking into account any repayment of principal during the current quarter. In addition, in those instances where a third-party valuation is prepared for a portfolio investment which meets the parameters noted in (i) and (ii) above, the frequency of those third-party valuations is based upon the grade assigned to each such security under its credit grading system as follows: Grade 1, at least annually; Grade 2, at least semi-annually; Grades 3, 4, and 5, at least quarterly. Bilateral investments which do not meet the parameters in (i) and (ii) above are not required to have a third-party valuation and, in those instances, a valuation analysis will be prepared by TICC Management. TICC Management also retains the authority to seek, on our behalf, additional third party valuations with respect to our bilateral portfolio securities, our syndicated loan investments, and CLO investment vehicles. Our Board of Directors retain ultimate authority as to the third-party review cycle as well as the appropriate valuation of each investment.

Refer to “Note 4. Fair Value” in our consolidated financial statements for more information on investment valuation and our portfolio of investments.

Investment Income

Interest Income

Interest income is recorded on an accrual basis using the contractual rate applicable to each debt investment and includes the accretion of market discounts and/or OID and amortization of market premiums. Discounts from and premiums to par value on securities purchased are accreted/amortized into interest income over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any.

Generally, when interest and/or principal payments on a loan become past due, or if we otherwise do not expect the borrower to be able to service its debt and other obligations, we will place the loan on non-accrual status and will generally cease recognizing interest income on that loan for financial reporting purposes until all principal and interest have been brought current through payment or due to restructuring such that the interest income is deemed to be collectible. We generally restore non-accrual loans to accrual status when past due principal and interest is paid and, in our judgment, is likely to remain current. As of September 30, 2017 and December 31, 2016, we had no investments on non-accrual status.

Interest income also includes a payment-in-kind (“PIK”) provision on certain investments in our portfolio. See the section below, “Payment-In-Kind,” for a description of the PIK provision and its impact on interest income.

Payment-In-Kind

We have investments in our portfolio which contain a contractual PIK provision. Certain PIK investments offer issuers the option at each payment date of making payments in cash or additional securities. PIK interest computed at the contractual rate is accrued into income and added to the principal balance on the capitalization date. Upon capitalization, PIK investments are subject to the fair value estimates associated with their respective related investments. A PIK investment on non-accrual status is restored to accrual status once it becomes probable that PIK will be realized. To qualify for tax treatment as a RIC, this income must be paid out to stockholders in the form of distributions, even though we have not collected any cash. Amounts necessary to pay these distributions may come from available cash or the liquidation of certain investments.

Income from Securitization Vehicles and Equity Investments

Income from investments in the equity class securities of CLO vehicles (typically income notes or subordinated notes) is recorded using the effective interest method in accordance with the provisions of ASC 325-40, based upon an effective yield to the expected redemption utilizing estimated cash flows, including those CLO equity investments that have not made their inaugural distribution for the relevant period end. We monitor the expected residual payments, and effective yield is determined and updated periodically, as needed. Accordingly, investment income recognized on CLO equity securities in the GAAP statement of operations differs from both the tax-basis investment income and from the cash distributions actually received by us during the period.

Commitment, Amendment Fee Income and Other Income

Commitment, amendment fee income and other income includes prepayment, amendment, and other fees earned by our loan investments, distributions from fee letters and success fees associated with portfolio investments. Distributions from fee letters are an enhancement to the return on a CLO equity investment and are based upon a percentage of the collateral manager’s fees, and are recorded as other income when earned. We may also earn success fees associated with our investments in certain securitization vehicles or “CLO warehouse facilities,” which are contingent upon a repayment of the warehouse by a permanent CLO securitization structure; such fees are earned and recognized when the repayment is completed.

Recently Issued Accounting Standards

Refer to “Note 15. Recent Accounting Pronouncements” in our consolidated financial statements for a description of recent accounting pronouncements, including the impact on our consolidated financial statements.

PORTFOLIO COMPOSITION AND INVESTMENT ACTIVITY

The total fair value of our investment portfolio was approximately $421.7 million and $589.9 million as of September 30, 2017 and December 31, 2016, respectively. The decrease in the value of investments during the nine month period ended September 30, 2017 was due primarily to debt repayments and sales of securities totaling approximately $313.1 million and realized losses of approximately $6.0 million, partially offset by purchases of investments of approximately $168.1 million and net unrealized appreciation on our investment portfolio of approximately $13.2 million (which incorporates reductions to CLO equity cost value of $31.3 million). Refer to the table below, which reconciles the investment portfolio for the nine months ended September 30, 2017 and the year ended December 31, 2016.

During the quarter ended September 30, 2017, we closed approximately $31.2 million in portfolio investments, including additional investments of approximately $12.1 million in existing portfolio companies and approximately $19.1 million in new portfolio companies. For the year ended December 31, 2016, we closed approximately $171.6 million in portfolio investments, including additional investments of approximately $71.3 million in existing portfolio companies and approximately $100.3 million in new portfolio companies.

In certain instances, we receive payments based on scheduled amortization of the outstanding balances and sales of portfolio investments. In addition, we receive repayments of some of our debt investments prior to their scheduled maturity date. The frequency or volume of these repayments may fluctuate significantly from period to period.

For the quarter ended September 30, 2017, we recorded sales of securities of approximately $12.5 million and for the year ended December 31, 2016, we recorded sales of securities of approximately $176.8 million. Also, during the quarter ended September 30, 2017, we had repayments and amortization of principal payments of approximately $50.3 million and for the year ended December 31, 2016, we had repayments and amortization of principal payments of approximately $115.1 million.

As of September 30, 2017, we had investments in debt securities of, or loans to, 21 portfolio companies, with a fair value of approximately $236.4 million, and equity investments of approximately $185.3 million. These debt investments included approximately $0.2 million in capitalized PIK interest, which, as described in “— Overview” above, is added to the carrying value of our investments, reduced by repayments of principal.

As of December 31, 2016, we had investments in debt securities of, or loans to, 30 portfolio companies, with a fair value of approximately $376.4 million, and equity investments of approximately $213.5 million. These debt investments included approximately $0.3 million in capitalized PIK interest.

A reconciliation of the investment portfolio for the nine months ended September 30, 2017 and the year ended December 31, 2016 follows:

($ in millions)	September 30, 2017	December 31, 2016
Beginning investment portfolio	$589.9	$656.7
Portfolio investments acquired	168.1	171.6
Debt repayments	(159.0)	(115.1)
Sales of securities	(154.1)	(176.8)
Reductions to CLO equity cost value(1)	(31.3)	(34.2)
Payment in kind(2)	0.1	0.3
Accretion of discounts on investments	0.8	1.1
Net unrealized appreciation	13.2	100.6
Net realized losses	(6.0)	(14.3)
Ending investment portfolio	$421.7	$589.9

____________

(1)   For the nine months ended September 30, 2017, reduction to cost value on our CLO equity investments represents the difference between distributions received, or entitled to be received for the nine months ended September 30, 2017, of approximately $57.4 million and the effective yield interest income of approximately $26.1 million. For the year ended December 31, 2016, reduction to cost value on our CLO equity investments represents the difference between distributions received, or entitled to be received for the year ended December 31, 2016, of approximately $66.7 million and the effective yield interest income of approximately $32.5 million.

(2)   Includes rounding adjustment to reconcile ending investment portfolio at September 30, 2017 and December 31, 2016.

The following table indicates the quarterly portfolio investment activity for the past seven quarters:

($ in millions)	New Investments	Debt Repayments	Reductions to CLO Equity Cost(1)	Sales of Securities
Quarter ended
September 30, 2017	$31.2	$50.3	$3.2	$12.5
June 30, 2017	89.3	57.1	16.1	60.4
March 31, 2017	47.6	51.6	12.1	81.2
Total(2)	$168.1	$159.0	$31.3	$154.1
December 31, 2016	$27.0	$1.9	$3.9	$51.6
September 31, 2016	58.4	50.5	9.4	74.7
June 30, 2016	73.4	60.0	9.5	36.0
March 31, 2016	12.8	2.7	11.4	14.5
Total(2)	$171.6	$115.1	$34.2	$176.8

____________

(1)   Represents reductions to CLO equity cost value (representing distributions received, or entitled to be received, in excess of interest income).

(2)   Totals may not sum due to rounding

The following table shows the fair value of our portfolio of investments by asset class as of September 30, 2017 and December 31, 2016:

($ in millions)	September 30, 2017		December 31, 2016
	Investments at Fair Value(1)	Percentage of Total Portfolio(1)	Investments at Fair Value	Percentage of Total Portfolio
Senior Secured Notes	$231.1	54.7%	$373.0	63.2%
Subordinated Debt	0.8	0.2%	0.7	0.1%
CLO Debt	4.5	1.1%	2.7	0.5%
CLO Equity	173.6	41.2%	200.8	34.0%
Equity and Other Investments	11.8	2.8%	12.7	2.2%
Total(1)	$421.7	100.0%	$589.9	100.0%

____________

(1)   Total may not sum due to rounding.

Qualifying assets must represent at least 70% of the Company’s total assets at the time of acquisition of any additional non-qualifying assets. As of September 30, 2017, we held qualifying assets that represented 67.3% of our total assets.

The following table shows our portfolio of investments by industry at fair value, as of September 30, 2017 and December 31, 2016:

	September 30, 2017		December 31, 2016
	Investments at Fair Value	Percentage of Fair Value	Investments at Fair Value	Percentage of Fair Value
	($ in millions)		($ in millions)
Structured finance(1)	$178.0	42.1%	$203.5	34.5%
Telecommunication services	57.3	13.6%	96.7	16.4%
Business services	52.9	12.5%	80.3	13.6%
Software	24.7	5.9%	18.7	3.2%
Consumer services	18.8	4.5%	16.9	2.9%
IT consulting	15.2	3.6%	11.6	2.0%
Diversified insurance	15.2	3.6%	15.1	2.5%
Financial intermediaries	13.5	3.2%	47.0	8.0%
Healthcare	12.9	3.1%	—	0.0%
Printing and publishing	12.8	3.0%	62.9	10.7%
Logistics	10.5	2.5%	10.6	1.8%
Aerospace and defense	5.4	1.3%	5.5	0.9%
Education	4.5	1.1%	4.3	0.7%
Travel	—	—	8.9	1.5%
Computer hardware	—	—	7.9	1.3%
Total	$421.7	100.0%	$589.9	100.0%

____________

(1)   Reflects our debt and equity investments in CLOs as of September 30, 2017 and December 31, 2016, respectively.

PORTFOLIO GRADING

We have adopted a credit grading system to monitor the quality of our debt investment portfolio. As of September 30, 2017 and December 31, 2016, our portfolio had a weighted average grade of 2.2 and 2.2, respectively, based upon the fair value of the debt investments in the portfolio. Equity securities and investments in CLOs are not graded.

As of September 30, 2017 and December 31, 2016, our debt investment portfolio was graded as follows:

Grade	Summary Description	September 30, 2017
		Principal Value	Percentage of Total Portfolio	Portfolio at Fair Value(1)	Percentage of Total Portfolio
		($ in millions)		($ in millions)
1	Company is ahead of expectations and/or outperforming financial covenant requirements of the specific tranche and such trend is expected to continue.	$—	—	$—	—
2	Full repayment of the outstanding amount of TICC’s cost basis and interest is expected for the specific tranche.	193.9	79.3%	190.7	80.7%
3	Closer monitoring is required. Full repayment of the outstanding amount of TICC’s cost basis and interest is expected for the specific tranche	50.5	20.7%	45.6	19.3%
4	A loss of interest income has occurred or is expected to occur and in most cases, the investment is placed on non-accrual status. Full repayment of the outstanding amount of TICC’s cost basis is expected for the specific tranche.	—	—	—	—
5	Full repayment of the outstanding amount of TICC’s cost basis is not expected for the specific tranche and the investment is placed on non-accrual status.	—	—	—	—
		$244.4	100.0%	$236.4	100.0%

____________

(1)   Totals may not sum due to rounding.

Grade	Summary Description	December 31, 2016
		Principal Value	Percentage of Total Portfolio	Portfolio at Fair Value	Percentage of Total Portfolio
		($ in millions)		($ in millions)
1	Company is ahead of expectations and/or outperforming financial covenant requirements of the specific tranche and such trend is expected to continue.	$—	—	$—	—
2	Full repayment of the outstanding amount of TICC’s cost basis and interest is expected, for the specific tranche.	309.7	78.3%	301.9	80.2%
3	Closer monitoring is required. Full repayment of the outstanding amount of TICC’s cost basis and interest is expected for the specific tranche.	85.8	21.7%	74.5	19.8%
4	A loss of interest income has occurred or is expected to occur and, in most cases, the investment is placed on non-accrual status. Full repayment of the outstanding amount of TICC’s cost basis is expected for the specific tranche.	—	—	—	—
5	Full repayment of the outstanding amount of TICC’s cost basis is not expected for the specific tranche and the investment is placed on non-accrual status.	—	—	—	—
		$395.5	100.0%	$376.4	100.0%

We expect that a portion of our investments will be in the grades 3, 4 or 5 categories from time to time, and, as such, we will be required to work with troubled portfolio companies to improve their business and protect our investment. The number and amount of investments included in grades 3, 4 or 5 may fluctuate from period to period. Refer to our consolidated financial statements for more information on our investment portfolio.

RESULTS OF OPERATIONS

Set forth below is a comparison of our results of operations for the three and nine months ended September 30, 2017 to the three and nine months ended September 30, 2016, and the years ended December 31, 2016, 2015 and 2014.

Comparison of the three and nine months ended September 30, 2017 to the three and nine months ended September 30, 2016

Investment Income

Investment income for the three months ended September 30, 2017 and September 30, 2016 was approximately $14.5 million and $18.1 million, respectively. Investment income for the nine months ended September 30, 2017 and September 30, 2016, was approximately $48.0 million and $50.4 million, respectively. The following tables set forth the components of investment income for the three and nine months ended September 30, 2017 and September 30, 2016:

	Three Months Ended September 30, 2017	Three Months Ended September 30, 2016	Nine Months Ended September 30, 2017	Nine Months Ended September 30, 2016
Interest income
Stated interest income	$5,091,751	$8,251,446	$18,337,423	$25,231,480
Original issue discount and market discount income	244,751	344,332	827,746	801,621
Payment-in-kind income	59,446	55,898	173,347	163,922
Discount income derived from unscheduled remittances at par	8,460	3,154	37,737	20,574
Total interest income	$5,404,408	$8,654,830	$19,376,253	$26,217,597
Income from securitization vehicles	$8,086,059	$8,635,834	$26,081,676	$22,538,250

Commitment, amendment and other fee income
Fee letters	$314,007	$339,005	$1,051,207	$1,014,785
Loan prepayment and bond call fees	300,000	330,000	570,212	358,381
All other fees	393,223	136,123	895,982	281,788
Total commitment, amendment and other fee income	$1,007,230	$805,128	$2,517,401	$1,654,954
Total investment income	$14,497,697	$18,095,792	$47,975,330	$50,410,801

Total investment income for the three months ended September 30, 2017 reflected a decrease of approximately $3.6 million. That decrease was comprised of lower interest income of approximately $3.3 million which was largely attributable to a smaller corporate loan portfolio due to loan sale activity. Income from securitization vehicles reflected a decrease of approximately $0.5 million which was partially offset by an increase in commitment, amendment and other fee income of $0.2 million.

Total investment income for the nine months ended September 30, 2017 reflected a decrease of approximately $2.4 million. That decrease was comprised of lower interest income of approximately $6.8 million which was largely attributable to a smaller corporate loan portfolio due to loan sale activity. Total principal outstanding on income producing debt investments as of September 30, 2017 and September 30, 2016 were approximately $244.4 million and $416.6 million, respectively. The decrease in interest income was partially offset by an increase in income from securitization vehicles of approximately $3.5 million due largely to an increased weighted average effective yield on our CLO equity portfolio.

As of September 30, 2017, our debt investments had stated interest rates of between 4.75% and 15.00% and maturity dates between 15 and 112 months compared to stated interest rates of 4.75% to 15.00% and maturity dates between 24 and 104 months as of September 30, 2016. In addition, our total debt portfolio had a weighted average yield on debt investments of approximately 9.5% as of September 30, 2017, compared to approximately 8.0% as of September 30, 2016. The increase in the weighted average yield on our debt portfolio over the past twelve months is primarily due to our ongoing strategy of rotating the corporate loan portfolio into higher-yielding, less liquid loans.

Operating Expenses

Total operating expenses for the three months ended September 30, 2017 and September 30, 2016 were approximately $7.7 million and $11.6 million, respectively. Total operating expenses for the nine months ended September 30, 2017 and September 30, 2016 were approximately $24.9 million and $33.0 million, respectively. The decreases during those periods were largely attributable to lower professional fees, base management fees, and general and administrative expenses.

Expenses before net investment income incentive fees for the three months ended September 30, 2017 and September 30, 2016 were approximately $7.2 million and $11.1 million, respectively. Operating expenses before incentive fees for the nine months ended September 30, 2017 and September 30, 2016 were approximately $22.0 million and $31.4 million, respectively. The decreases during those periods were largely attributable to lower professional fees, base management fees, and general and administrative expenses.

The investment advisory base management fee for the three months ended September 30, 2017 and September 30, 2016 was approximately $2.0 million and $2.6 million, respectively. The investment advisory base management fee for the nine months ended September 30, 2017 and September 30, 2016 was approximately $6.5 million and $8.7 million, respectively. Those decreases were due largely to the previously announced fee reduction from 2.00% to 1.50% of gross assets (refer to “Incentive Fees,” below, for discussion of ongoing fee waivers), as well as a decline in the weighted average gross assets due to the sale of certain assets to fund the voluntary partial repayment of the TICC CLO 2012-1 LLC class A-1 notes and partial repurchase of outstanding shares of Convertible Notes (refer to the discussion in the Liquidity and Capital Resources section below). At September 30, 2017 and December 31, 2016, approximately $2.0 million and $2.5 million, respectively, of investment advisory base management fees remained payable to TICC Management.

Interest expenses for the three months ended September 30, 2017 and September 30, 2016 were approximately $3.7 million and $4.4 million, respectively. The decrease in interest expense is due primarily to lower weighted average debt outstanding over the three month period. Interest expenses for the nine months ended September 30, 2017 and September 30, 2016 were approximately $11.1 million and $13.2 million, respectively. The decrease over the nine month period was primarily driven by the lower weighted average debt outstanding due to the previously stated note repayment and repurchases. The aggregate accrued interest which remained payable at September 30, 2017 and December 31, 2016 was approximately $3.0 million and $1.7 million, respectively.

Professional fees, consisting of legal, financial advisory, valuation, audit and tax fees, were approximately $0.7 million and $2.2 million for the three months ended September 30, 2017 and September 30, 2016, respectively. Professional fees were approximately $2.1 million and $5.4 million for the nine months ended September 30, 2017 and September 30, 2016, respectively. Those decreases in professional fees are primarily attributable to the discontinuation of services related to the engagement of legal and financial advisors.

Compensation expenses for the three months ended September 30, 2017 and September 30, 2016 were approximately $0.2 million, reflecting the allocation of compensation expenses for the services of our chief financial officer, accounting personnel, and other administrative support staff. Compensation expenses for the nine months ended September 30, 2017 and September 30, 2016 were $0.7 million and $0.6 million, respectively. At September 30, 2017 and December 31, 2016, respectively, approximately $66,000 and $0 of compensation expense remained payable.

General and administrative expenses, consisting primarily of directors’ fees, insurance, listing fees, transfer agent and custodian fees, office supplies, facilities costs and other expenses, were approximately $0.5 million and $1.7 million for the three and nine months ended September 30, 2017, compared to approximately $1.7 million and $3.4 million for the three and nine months ended September 30, 2016. Office supplies, facilities costs and other expenses are allocated to the Company under the terms of the Administration Agreement.

Incentive Fees

The net investment income incentive fee recorded for the three and nine months ended September 30, 2017 was approximately $0.6 million and $2.8 million, respectively, compared to approximately $0.4 million and $1.7 million for both the three and nine months ended September 30, 2016.

The net investment income incentive fee is calculated and payable quarterly in arrears based on the amount by which (x) the “Pre-Incentive Fee Net Investment Income” for the immediately preceding calendar quarter exceeds (y) the “Preferred Return Amount” for calendar quarter (see “Note 8. Related Party Transactions” in the notes to our consolidated financial statements). For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income accrued during the calendar quarter minus our operating expenses for the quarter (including the base fee, expenses payable under the Administration Agreement with BDC Partners, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee).

The capital gains incentive fee expense, as reported under GAAP, is calculated on the basis of net realized and unrealized gains and losses at the end of each period. The expense related to the hypothetical liquidation of the portfolio (and assuming no other changes in realized or unrealized gains and losses) would only become payable to TICC Management in the event of a complete liquidation of our portfolio as of period end and the termination of the Investment Advisory Agreement on such date. For the three and nine months ended September 30, 2017 and September 30, 2016, no accrual was required as a result of the impact of accumulated net unrealized depreciation and net realized losses on our portfolio.

The actual amount of the capital gains incentive fee which will be payable is determined in accordance with the terms of the Investment Advisory Agreement and is calculated as of the end of each calendar year (or upon termination of the Investment Advisory Agreement). The terms of the Investment Advisory Agreement state that the capital gains incentive fee calculation is based on net realized gains, if any, offset by gross unrealized depreciation for the calendar year. No effect is given to gross unrealized appreciation in this calculation. For the three and nine months ended September 30, 2017 and September 30, 2016, such an accrual was not required under the terms of the Investment Advisory Agreement.

Realized and Unrealized Gains/Losses on Investments

For the three months ended September 30, 2017, we recognized net realized losses on investments of approximately $1.1 million. For the nine months ended September 30, 2017, we recognized net realized losses on investments of approximately $6.0 million, which primarily reflects the losses from the sale of CLO equity investments, partially offset by the gains realized from the sale and repayment of certain senior secured notes.

Based upon the fair value determinations made in good faith by the Board of Directors, for the three months ended September 30, 2017, our net change in unrealized appreciation/(depreciation) was approximately $2.6 million, primarily due to improvements in the corporate loan market, composed of $7.8 million in gross unrealized appreciation, $6.9 million in gross unrealized depreciation and approximately $1.7 million relating to the reversal of prior period net unrealized depreciation as investment gains and losses were realized. The net change in unrealized appreciation includes net unrealized appreciation of approximately $3.2 million as a result of reductions to the cost value of our CLO equity investments under the effective yield accounting methodology, whereby the cost value of the respective investments are reduced by the excess of actual cash received (and record date distributions to be received) over the calculated income using the effective yield.

The most significant components of the net change in unrealized appreciation and depreciation during the three months ended September 30, 2017 were as follows (in millions):

Portfolio Company	Change in Unrealized Appreciation/ (Depreciation)
Birch Communications, Inc.	3.0
Ares XXIX CLO Ltd.	$2.3
Net all other(1)	(2.7)
Total	$2.6

____________

(1)   Unrealized gains and losses of less than $1.0 million have been combined.

Based upon the fair value determinations made in good faith by the Board of Directors, during the nine months ended September 30, 2017, we had net change in unrealized appreciation/(depreciation) of $13.2 million, composed of $10.4 million in gross unrealized appreciation, $12.0 million in gross unrealized depreciation and approximately $14.8 million relating to the reversal of prior period net unrealized depreciation as investment gains and losses were realized. The net change in unrealized appreciation includes net unrealized appreciation of approximately $31.3 million as a result of reductions to the cost value of our CLO equity investments under the effective yield accounting methodology, whereby the cost value of the respective investments are reduced by the excess of actual cash received (and record date distributions to be received) over the calculated income using the effective yield.

The most significant components of the net change in unrealized appreciation and depreciation during the nine months ended September 30, 2017 were as follows (in millions):

Portfolio Company	Change in Unrealized Appreciation/(Depreciation)
Source Hov, LLC	$6.2
Mountain Hawk III CLO, Ltd.	3.6
Shackleton 2013-IV CLO, Ltd.	3.5
Benefit Street 2013 CLO Equity	2.8
Aricent Technologies, Inc.	2.0
Ares XXIX CLO Ltd.	1.5
Marea CLO Equity	1.3
Halcyon Loan Advisors Funding 2012-4 Ltd.	1.3
Ares XXV CLO Ltd.	1.1
Windriver 2012-1 CLO Equity, Ltd.	(1.1)
York 2014-1A CLO Equity	(1.3)
KVK CLO 2013-2, Ltd.	(1.6)
Electric Lightwave Holdings, Inc. (F/K/A “Integra Telecom Holdings, Inc.”)	(2.4)
Net all other(1)	(3.7)
Total	$13.2

____________

(1)   Unrealized gains and losses of less than $1.0 million have been combined.

Realized loss on extinguishment of debt

On August 25, 2016, November 25, 2016, February 27, 2017, and May 25, 2017, the 2012 Securitization Issuer repaid approximately $36.0 million, approximately $74.7 million, approximately $24.5 million, and approximately $31.4 million of the Class A-1 notes, respectively. On August 25, 2017, the 2012 Securitization Issuer repaid in full the remaining secured notes (Classes A-1, B-1, C-1 and D-1) outstanding of approximately $73.4 million.

In connection with the August 25, 2016 repayment of approximately $36.0 million of the Class A-1 notes, the Company incurred debt extinguishment costs of approximately $648,000, which consisted of approximately $287,000 in accelerated note discount expense and approximately $361,000 in accelerated deferred debt issuance costs. In connection with the November 25, 2016 repayment of approximately $74.7 million of the Class A-1 notes, the Company incurred debt extinguishment costs of approximately $1,296,000, which consisted of approximately $574,000 in accelerated note discount expense and approximately $722,000 in accelerated deferred debt issuance costs. In connection with the February 27, 2017 repayment of approximately $24.5 million of the Class A-1 notes, the Company incurred debt extinguishment costs of approximately $409,000, which consisted of approximately $181,000 in accelerated note discount expense and approximately $228,000 in accelerated deferred debt issuance costs. In connection with the May 25, 2017 repayment of approximately $31.4 million of the Class A-1 notes, the Company incurred debt extinguishment costs of approximately $505,000, which consisted of approximately $224,000 in accelerated note discount expense and approximately $281,000 in accelerated deferred debt issuance costs. In connection with the August 25, 2017 repayment of approximately $73.4 million of the

Class A-1, B-1, C-1 and D-1 notes, the Company incurred debt extinguishment costs of approximately $2.2 million, which consisted of approximately $1.6 million in accelerated note discount expense and approximately $0.6 million in accelerated deferred debt issuance costs. The debt extinguishment costs in connection with the August 25, 2016, November 25, 2016, February 27, 2017, May 25, 2017 and August 25, 2017 are recorded within Realized Loss on Extinguishment of Debt in the Consolidated Statement of Operations.

Net Increase in Net Assets Resulting from Net Investment Income

Net investment income for the three and nine months ended September 30, 2017 was approximately $6.8 million and $23.1 million, respectively, as compared with the three and nine months ended September 30, 2016 of approximately $6.5 million and $17.4 million, respectively. The net increases for both the three and nine month periods were primarily the result of higher income from securitization vehicles and lower total expenses, partially offset by lower interest income on debt investments.

For the three and nine months ended September 30, 2017, the net increase in net assets resulting from net investment income per common share was $0.13 (basic and diluted) and $0.45 (basic and diluted), respectively, based on 51,479,409 weighted average common shares outstanding as of September 30, 2017, compared to the net increase in net assets resulting from net investment income per share of $0.13 (basic and diluted) and $0.33 (basic and diluted) for the three and nine months ended September 30, 2016, respectively, based on 51,479,409 and 51,985,537 weighted average common shares outstanding for the three and nine months ended September 30, 2016, respectively. Due to the anti-dilutive effect on the computation of diluted earnings per share for the three and nine months ended September 30, 2017 and September 30, 2016, the adjustments for interest on Convertible Notes, base management fees, deferred issuance costs and net investment income incentive fees as well as adjustments for dilutive effect of Convertible Notes were excluded from the respective period’s diluted earnings per share computation.

For the three and nine months ended September 30, 2017, the net increase in the net assets resulting from core net investment income per common share was $0.13 (basic and diluted) and $0.53 (basic and diluted), based on 51,479,409 weighted average common shares as of September 30, 2017, compared to $0.31 (basic and diluted) and $0.92 (basic and diluted) for the three and nine months ended September 30, 2016, based on 51,479,409 and 51,985,537 weighted average common shares for the three and nine months ended September 30, 2016, respectively.

Please see “— Supplemental Information Regarding Core Net Investment Income” below for more information.

Net Increase in Net Assets Resulting from Operations

Net increase in net assets resulting from operations for the three and nine months ended September 30, 2017 was approximately $6.0 million and $27.2 million, respectively, compared with a net increase in net assets resulting from operations of approximately $42.9 million and $74.1 million for the three and nine months ended September 30, 2016, respectively. This decrease was largely due to lower net unrealized appreciation on investments of $39.8 million and $57.3 million, respectively.

For the three and nine months ended September 30, 2017, respectively, the net increase in net assets resulting from operations per common share was $0.12 (basic and diluted) and $0.53 (basic and diluted), compared to a net increase in net assets resulting from operations per share of approximately $0.83 (basic) and $0.72 (diluted) for the three months ended September 30, 2016 and a net increase in net assets resulting from operations per share of approximately $1.42 (basic) and $1.28 (diluted) for the nine months ended September 30, 2016. Due to the anti-dilutive effect on the computation of diluted earnings per share for the three months ended September 30, 2017, the adjustments for interest on Convertible Notes, base management fee, deferred issuance costs and net investment income incentive fees as well as adjustments for dilutive effect of Convertible Notes were excluded from the respective period’s diluted earnings per share computation.

Supplemental Information Regarding Core Net Investment Income

On a supplemental basis, we provide information relating to 1) core net investment income and 2) the ratio of core net investment income to net assets, which are non-GAAP measures. These measures are provided in addition to, but not as a substitute for, net investment income. Our non-GAAP measures may differ from similar measures by other companies, even if similar terms are used to identify such measures. Core net investment income represents net investment income adjusted for additional cash distributions received, or entitled to be received (if any, in either case), on our CLO equity investments (excluding those cash distributions believed to represent a return of capital) and also excludes any capital gains incentive fees we recognize but have no obligation to pay in any period. The Company did not recognize any capital gains incentive fees for the quarter ended September 30, 2017.

Income from investments in the “equity” class securities of CLO vehicles, for GAAP purposes, is recorded using the effective interest method based upon an effective yield to the expected redemption utilizing estimated cash flows, compared to the cost resulting in an effective yield for the investment; the difference between the actual cash received or distributions entitled to be received and the effective yield calculation is an adjustment to cost. Accordingly, investment income recognized on CLO equity securities in the GAAP statement of operations differs from the cash distributions actually received by us during the period (referred to below as “CLO equity additional distributions”).

Further, in order to continue to qualify to be taxed as a RIC, we are required, among other things, to distribute at least 90% of our investment company taxable income annually. Therefore, core net investment income may provide a better indication of estimated taxable income for a reporting period than does GAAP net investment income, although we can offer no assurance that will be the case as the ultimate tax character of our earnings cannot be determined until tax returns are prepared after the end of a fiscal year. We note that these non-GAAP measures may not be useful indicators of taxable earnings, particularly during periods of market disruption and volatility.

The following tables provide a reconciliation of net investment income to core net investment income for the three and nine months ended September 30, 2017 and 2016, respectively:

	Three Months Ended September 30, 2017		Three Months Ended September 30, 2016
	Amount	Per Share Amounts	Amount	Per Share Amounts
Net investment income	$6,767,753	$0.131	$6,539,020	$0.127
CLO equity additional distributions	47,456	0.001	9,359,695	0.182
Core net investment income	$6,815,209	$0.132	$15,898,715	$0.309

	Nine Months Ended September 30, 2017		Nine Months Ended September 30, 2016
	Amount	Per Share Amounts	Amount	Per Share Amounts
Net investment income	$23,097,902	$0.449	$17,382,340	$0.334
CLO equity additional distributions	4,333,407	0.084	30,289,507	0.583
Core net investment income	$27,431,309	$0.533	$47,671,847	$0.917

In addition, the following ratio is presented to supplement the financial highlights included in “Note 14. Financial Highlights” in the notes to our consolidated financial statements:

	Three Months Ended September 30, 2017	Three Months Ended September 30, 2016	Nine Months Ended September 30, 2017	Nine Months Ended September 30, 2016
Ratio of core net investment income to average net assets	7.09%	18.14%	9.48%	19.11%

The following table provides a reconciliation of the ratio of net investment income to average net assets to the ratio of core net investment income to average net assets for the three and nine months ended September 30, 2017 and 2016, respectively:

	Three Months Ended September 30, 2017	Three Months Ended September 30, 2016	Nine Months Ended September 30, 2017	Nine Months Ended September 30, 2016
Ratio of net investment income to average net assets	7.04%	7.46%	7.98%	6.97%
Ratio of CLO equity additional estimated taxable income to average net assets	0.05%	10.68%	1.50%	12.14%
Ratio of core net investment income to average net assets	7.09%	18.14%	9.48%	19.11%

Comparison of the years ended December 31, 2016 and December 31, 2015

Investment Income

Investment income for the years ended December 31, 2016 and 2015 was approximately $69.3 million and $87.5 million, respectively, reflecting a decrease of approximately $18.2 million. The following tables set forth the components of investment income for the years ended December 31, 2016 and 2015:

	December 31, 2016	December 31, 2015

Interest Income
Stated interest income	$33,154,526	$45,728,704
Original issue discount and market discount income	1,158,401	3,865,679
Payment-in-kind income	214,389	572,408
Discount income derived from unscheduled remittances at par	20,574	61,702
Total interest income	$34,547,890	$50,228,493
Income from securitization vehicles and investments(1)	$32,503,279	$34,901,766
Commitment, amendment and other fee income
Fee letters	$1,352,396	$1,353,373
Loan prepayment and bond call fees	358,381	360,000
All other fees	518,100	619,307
Total commitment, amendment and other fee income	$2,228,877	$2,332,680
Total investment income	$69,280,046	$87,462,939

____________

(1)   During the first quarter of 2015, we identified a non-material error in our accounting policy for revenue recognition — refer to “Note 2. Change of Accounting for Collateralized Loan Obligation Equity Investment Income” in the notes to our consolidated financial statements.

The decrease in total investment income in 2016 was primarily due to a reduction of stated interest income (approximately $12.6 million) resulting largely from a smaller portfolio due to loan sale activity because we sold certain assets to fund the repayment of the Facility during the quarter ended December 31, 2015, voluntary partial repayment of the TICC CLO 2012-1 class A-1 notes (during the third and fourth quarters of the fiscal year ended December 31, 2016), and partial repurchase of outstanding shares of Convertible Notes (during the fourth quarter of the fiscal year ended December 31, 2016). Additionally, income from securitization vehicles declined (approximately $2.4 million) in 2016 largely as a result of volatility in the corporate loan market and a lower cost basis in the CLO equity portfolio. The total principal outstanding on income producing debt investments as of December 31, 216 and December 31, 2015 was approximately $395.5 million and $491.0 million, respectively.

As of December 31, 2016, our debt investments had stated interest rates of between 4.75% and 15.00% and maturity dates of between 24 and 93 months. In addition, our total portfolio had a weighted average yield on debt investments of approximately 8.3%, compared with 7.1% as of December 31, 2015. The increase in the weighted average yield on our debt portfolio is primarily due to our ongoing strategy of rotating the corporate loan portfolio into higher-yielding, less liquid loans and the restructuring of our investment previously held in Innovairre Holding Company (f/k/a “RBS Holding Company”).

Operating Expenses

Total expenses for the year ended December 31, 2016 were approximately $45.3 million and total expenses for the year ended December 31, 2015 were approximately $48.9 million. These amounts consisted of investment advisory fees, interest expense and other debt financing expenses, professional fees, compensation expense, and general and administrative expenses.

Expenses before incentive fees for the year ended December 31, 2016 were approximately $42.5 million, which represents a decrease of approximately $7.3 million from the year ended December 31, 2015, attributable primarily to lower investment advisory base management fees, interest expense, and compensation expense partially offset by higher professional fees and higher general and administrative expenses. Expenses before incentive fees for the year ended December 31, 2015 were approximately $49.8 million.

The investment advisory base management fee for the year ended December 31, 2016 was approximately $11.3 million. The investment advisory base management fee in the comparable period in 2015 was approximately $19.8 million. The decrease of approximately $8.5 million is largely due to the previously announced fee reduction from 2.00% to 1.50% of gross assets (refer to “Incentive Fees,” in the Business section above, for discussion of ongoing fee waivers), as well as a decline in the weighted average gross assets due to the sale of certain assets to pay-off the Facility during the fourth quarter of 2015 and to fund the voluntary partial repayments of the TICC CLO 2012-1 LLC class A-1 notes and the partial repurchase of Convertible Notes outstanding, during the third and fourth quarters of 2016. At December 31, 2016 and December 31, 2015, approximately $3.7 million and $4.2 million, respectively, of base management fees remained payable to TICC Management.

Interest expense for the year ended December 31, 2016 was approximately $20.0 million, which was directly related to our TICC CLO 2012-1 debt and Convertible Notes. Interest expense for the comparable period on 2015 was approximately $20.9 million. The primary driver of the decrease was the pay-off of the Facility in the fourth quarter of 2015, partially offset by losses on extinguishment recognized during the third and fourth quarters of the year ended December 31, 2016 of approximately $1.9 million resulting from the partial repayment of the TICC CLO 2012-1 class A-1 notes and $0.8 million resulting from the partial repayment of the Convertible Notes, as well higher LIBOR rates incurred during the year ended December 31, 2016 on our outstanding TICC CLO 2012-1 class A, B, C, and D notes. The aggregate accrued interest which remained payable at December 31, 2016, was approximately $1.7 million comprised of $0.5 million for the TICC CLO 2012-1 notes and $1.2 million for the Convertible notes. The aggregate interest payable at December 31, 2015 was approximately $2.1 million.

Professional fees, consisting of legal, valuation, compliance, audit and tax fees, were approximately $6.4 million for the year ended December 31, 2016, compared to approximately $5.7 million for the year ended December 31, 2015. This increase is largely due to the engagement of legal and financial advisors to the Company’s Special Committee of the Board of Directors, partially offset by an insurance recovery of approximately $0.8 million related to previously incurred legal costs.

Compensation expenses were approximately $0.8 million for the year ended December 31, 2016 compared to approximately $1.2 million for the year ended December 31, 2015, reflecting the allocation of compensation expenses for the services of our chief financial officer, accounting personnel, and other administrative support staff. This decrease was largely the result of staffing changes during the second half of 2015. At December 31, 2016 and December 31, 2015, respectively, approximately $0 of compensation expenses remained payable for each respective period.

General and administrative expenses, consisting primarily of listing fees, office supplies, facilities costs and other expenses, were approximately $2.9 million for the year ended December 31, 2016 compared to approximately $1.3 million for the year ended December 31, 2015. This increase was primarily the result of proxy related costs incurred of approximately $1.1 million (such costs include fees for mailing, filing, processing, tabulation, and solicitation). Office supplies, facilities costs and other expenses are allocated to us under the terms of the Administration Agreement.

Incentive Fees

The net investment income incentive fee recorded for the year ended December 31, 2016 was approximately $2.8 million, compared to a credit of $0.9 million for the year ended December 31, 2015, which was composed of a fee reversal of approximately $2.4 million, representing the cumulative overstatement of fees from 2009 through 2014 resulting from the identification and correction of a non-material error in our accounting policy for revenue recognition (see “Note 2. Change of Accounting for Collateralized Loan Obligation Equity Investment Income” in the notes to our consolidated financial statements), partially offset by approximately $1.5 million representing the net investment income incentive fee earned for the year ended December 31, 2015. On April 30, 2015 TICC Management repaid in full to TICC, the portion of its previously paid net investment income incentive fees attributable to the overstated amounts.

The net investment income incentive fee is calculated and payable quarterly in arrears based on the amount by which (x) the “Pre-Incentive Fee Net Investment Income” for the immediately preceding calendar quarter exceeds (y) the “Preferred Return Amount” for calendar quarter (see “Note 7. Related Party Transactions” in the notes to our consolidated financial statements). For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income accrued during the calendar quarter minus our operating expenses for the quarter (including the base fee, expenses payable under the Administration Agreement with BDC Partners, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee).

The capital gains incentive fee expense, as reported under generally accepted accounting principles, is calculated on the basis of net realized and unrealized gains and losses at the end of each period. The expense related to the hypothetical liquidation of the portfolio (and assuming no other changes in realized or unrealized gains and losses) would only become payable to our investment adviser in the event of a complete liquidation of our portfolio as of period end and the termination of the Investment Advisory Agreement on such date. For the year ended December 31, 2016 and December 31, 2015, no accrual was required as a result of the impact of accumulated net unrealized depreciation and net realized losses on our portfolio.

The amount of the capital gains incentive fee which will actually be payable is determined in accordance with the terms of the Investment Advisory Agreement and is calculated as of the end of each calendar year (or upon termination of the Investment Advisory Agreement). The terms of the Investment Advisory Agreement state that the capital gains incentive fee calculation is based on net realized gains, if any, offset by gross unrealized depreciation for the calendar year. No effect is given to gross unrealized appreciation in this calculation. For the year ended December 31, 2016 and December 31, 2015, such an accrual was not required under the terms of the Investment Advisory Agreement.

Realized and Unrealized Gains/Losses on Investments

For the year ended December 31, 2016, we recognized net realized losses on investments of approximately $14.3 million, which primarily represents the losses from the sale of several CLO equity investments, the sale of our equity investment in Algorithmic Implementations, Inc. (d/b/a “Ai Squared”) of approximately $3.0 million and the restructuring of our investment in Innovairre Holding Company (f/k/a “RBS Holding Company”) of approximately $3.9 million.

For the year ended December 31, 2016, our net change in unrealized appreciation was approximately $100.6 million, composed of approximately $74.6 million in gross unrealized appreciation, approximately $9.0 million in gross unrealized depreciation and approximately $35.0 million relating to the reversal of prior period net unrealized appreciation as investment gains and losses were realized. This includes net unrealized appreciation of approximately $34.2 million as a result of reductions to the cost value of our CLO equity investments under the effective yield accounting methodology, whereby the cost value of the respective investments are reduced by the excess of actual cash received and record date distributions to be received over the calculated income using the effective yield.

The most significant components of the net change in unrealized appreciation and depreciation during the year ended December 31, 2016 were as follows ($in millions):

Portfolio Company	Changes in Unrealized Appreciation (Depreciation)
Newmark Capital Funding 2013-1 CLO Ltd	$5.9
Shackleton 2013-IV CLO, Ltd	5.9
Algorithmic Implementations, Inc	5.5
Global Tel Link Corp	5.5
Catamaran CLO 2012-1 Ltd	5.0
Unitek Global Services, Inc	4.7
Securus Technologies, Inc	4.5
Shackleton 2013-III CLO, Ltd	4.2
Carlyle Global Market Strategies CLO 2014-4, Ltd	4.0
Benefit Street Partners CLO II, Ltd	3.8
Mountain Hawk III CLO, Ltd	3.7
Cedar Funding II CLO, Ltd	3.6
Ares XXIX CLO Ltd	3.2
Catamaran CLO 2013-1 Ltd	3.2
Jamestown CLO V Ltd	2.8
Ares XXV CLO Ltd	2.7
Marea CLO, Ltd	2.5
OZLM XII, Ltd	2.3
Halcyon Loan Advisors Funding 2012-2 Ltd	2.2
Telos CLO 2014-5, Ltd	2.1
CIFC Funding 2012-1, Ltd	2.1
Innovairre Holding Company (f/k/a “RBS Holding Company”)	2.0
Ares XXVI CLO Ltd	1.8
Telos CLO 2013-3, Ltd	1.7
Telos CLO 2013-4, Ltd	1.7
Windriver 2012-1 CLO, Ltd	1.6
York CLO-1, Ltd	1.3
Ivy Hill Middle Market Credit Fund VII, Ltd	1.1
Carlyle Global Market Strategies CLO 2013-2, Ltd	1.0
Birch Communications, Inc	(1.3)
Other CLO equity related investments	(1.5)
SourceHov, LLC	(2.9)
Net all other(1)	14.7
Total	$100.6

____________

(1)   Unrealized gains and losses less than $1.0 million have been combined.

For the year ended December 31, 2015, we recognized net realized losses on investments of approximately $6.3 million, which primarily represents the losses from the restructuring of our debt investment in Unitek Global Services, Inc. (approximately $4.3 million), the repayment of our debt and sale of our equity investments in Nextag, Inc. (approximately $2.5 million), as well as the net loss on the sale of several of our CLO debt and equity investments (approximately $4.4 million), partially offset by realized gains from the sale of our equity investment held in Merrill Communications LLC (approximately $2.8 million) and from the repayment of our debt investment held in Merrill Communications LLC (approximately $2.6 million).

For the year ended December 31, 2015, our net change in unrealized depreciation was approximately $98.4 million, composed of $3.0 million in gross unrealized appreciation, $112.1 million in gross unrealized depreciation and approximately $10.7 million relating to the reversal of prior period net unrealized appreciation as investment gains and losses were realized. This includes net unrealized appreciation of approximately $41.6 million as a result of reductions to the cost value of our CLO equity investments under the effective yield accounting methodology, whereby the cost value of the respective investments are reduced by the excess of actual cash received and record date distributions to be received over the calculated income using the effective yield.

Portfolio Company	Change in Unrealized Appreciation (Depreciation)
Unitek Global Services, Inc	$4.4
Nextag, Inc	2.7
CS Advisors CLO I Ltd	2.5
Serena Software Inc	(1.0)
AMMC CLO XII, Ltd	(1.2)
Windriver 2012-1 CLO, Ltd	(1.2)
Carlyle Global Market Strategies CLO 2013-2, Ltd	(1.4)
Aricent Technologies, Inc	(1.4)
Shackleton 2013-III CLO, Ltd	(1.6)
Hull Street CLO Ltd	(1.7)
Cedar Funding II CLO, Ltd	(1.7)
Telos CLO 2013-4, Ltd	(1.8)
Catamaran CLO 2013-1 Ltd	(1.8)
Telos CLO 2013-3, Ltd	(2.2)
OZLM XII, Ltd	(2.3)
Ares XXV CLO Ltd	(2.4)
CIFC Funding 2012-1, Ltd	(2.4)
Halcyon Loan Advisors Funding 2012-4 Ltd	(2.6)
Halcyon Loan Advisors Funding 2012-2 Ltd	(2.7)
Source Hov, LLC	(3.1)
Carlyle Global Market Strategies CLO 2014-4, Ltd	(3.2)
Jamestown CLO V Ltd	(3.6)
Merrill Communications, LLC	(3.9)
Algorithmic Implementations, Inc	(3.9)
Ares XXIX CLO Ltd	(4.4)
Securus Technologies, Inc	(4.4)
Marea CLO, Ltd	(4.6)
Benefit Street Partners CLO II, Ltd	(4.6)
Newmark Capital Funding 2013-1 CLO Ltd	(4.9)
Innovairre Holding Company (f/k/a “RBS Holding Company”)	(5.0)
Global Tel Link Corp	(5.5)
Mountain Hawk III CLO, Ltd	(5.8)
Shackleton 2013-IV CLO, Ltd	(6.5)
Catamaran CLO 2012-1 Ltd	(7.4)
Net all other(1)	(7.8)
Total	$(98.4)

____________

(1)   Unrealized gains and losses less than $1.0 million have been combined.

Net Increase in Net Assets Resulting from Net Investment Income

Net investment income for the year ended December 31, 2016 and December 31, 2015 was approximately $24.0 million and $38.6 million, respectively, or a decrease of $14.6 million. The decrease was largely the result of lower investment income of $18.2 million, partially offset by a reduction in total expenses of $3.6 million, as discussed above.

For the year ended December 31, 2016, the net increase in net assets resulting from net investment income per common share was $0.46 (basic and diluted), compared to the net increase in net assets resulting from net investment income per share of $0.65 (basic and diluted) for the year ended December 31, 2015. Due to the anti-dilutive effect on the computation of diluted earnings per share for the years ended December 31, 2016 and December 31, 2015, the adjustments for interest on convertible senior notes, investment advisory fees, deferred issuance costs and net investment income incentive fees as well as share adjustments for dilutive effect of convertible notes were excluded from the respective period’s diluted earnings per share computation, where applicable.

For the year ended December 31, 2016, the net increase in the net assets resulting from core net investment income per common share was $1.12 (basic and diluted), compared to $1.27 (basic and diluted) for the year ended December 31, 2015. Core net investment income is a non-GAAP measure; please see “— Supplemental Information Regarding Core Net Investment Income and Core Net Increase (Decrease) in Net Assets Resulting from Operations” below for more information.

Net Increase (Decrease) in Net Assets Resulting from Operations

Net increase in net assets resulting from operations for the year ended December 31, 2016 was approximately $110.4 million compared to a net decrease of $66.1 million for year ended December 31, 2015, resulting in an increase of $176.5 million. This increase was largely due to a net change in unrealized appreciation of approximately $100.6 million, as discussed above.

For the year ended December 31, 2016, the net increase in net assets resulting from operations per common share was $2.13 (basic) and $1.92 (diluted), compared to a net decrease in net assets resulting from operations per common share of approximately $1.11 (basic and diluted) for the year ended December 31, 2015. Due to the anti-dilutive effect on the computation of diluted earnings per share for the year ended December 31, 2015, the adjustments for interest on convertible notes, investment advisory fees, deferred issuance costs and net investment income incentive fees as well as share adjustments for dilutive effect of convertible notes were excluded from the respective period’s diluted earnings per share computation, where applicable.

For the year ended December 31, 2016, the core net increase in net assets resulting from operations per common share was $2.13 (basic) and $1.92 (diluted) compared to the core net decrease in net assets resulting from operations per common share of $1.11 (basic and diluted) for the year ended December 31, 2015. Core net increase (decrease) in net assets resulting from operations is a non-GAAP measure; please see “— Supplemental Information Regarding Core Net Investment Income and Core Net Increase (Decrease) in Net Assets Resulting from Operations” below for more information.

Comparison of the years ended December 31, 2015 and December 31, 2014

Investment Income

Investment income for the years ended December 31, 2015 and 2014 was approximately $87.5 million and $117.3 million, respectively, reflecting a decrease of approximately $29.8 million. The following tables set forth the components of investment income for the years ended December 31, 2015 and 2014:

	December 31, 2015	December 31, 2014
Interest income
Stated interest income	$45,728,704	$48,122,458
Original issue discount income	3,865,679	2,748,786
Payment-in-kind income	572,408	1,245,247
Discount income derived from unscheduled remittances at par	61,702	240,343
Total interest income	$50,228,493	$52,356,834
Income from securitization vehicles(1)	$34,901,766	$59,516,739
Commitment, amendment and other fee income
Fee letters	$1,353,373	$1,263,200
Success fees on CLO warehouses	—	1,031,360
Loan prepayment and bond call fees	360,000	2,464,176
All other fees	619,307	692,431
Total commitment, amendment and other fee income	$2,332,680	$5,451,167
Total investment income	$87,462,939	$117,324,740

____________

(1)   During the first quarter of 2015, we identified a non-material error in our accounting policy for revenue recognition — refer to “Note 2. Change of Accounting for Collateralized Loan Obligation Equity Investment Income” in the notes to our consolidated financial statements.

The decrease in total investment income was primarily due to a reduction of income from securitization vehicles resulting from the correction of a non-material accounting error related to our CLO equity investments described in further detail in “Note 2. Change of Accounting for Collateralized Loan Obligation Equity Investment Income” in the notes to our consolidated financial statements, lower interest income primarily attributable to our investment in Innovairre Holding Company (f/k/a “RBS Holding Company”) being placed on non-accrual status during the quarter ended December 31, 2015 and lower commitment, amendment and other fee income due to not earning success fees on warehouse investments during 2015 and fewer loan prepayments. These decreases were partially offset by an approximate $1.1 million out of period adjustment to interest income described further in “Note 3. Summary of Significant Accounting Policies” in the notes to our consolidated financial statements. The total principal value of income producing debt investments as of December 31, 2015 and 2014 was approximately $491.0 million and $729.3 million, respectively. The decline in the size of our debt portfolio is primarily attributable to our full repayment of the Facility which was terminated on December 31, 2015 (refer to “Note 10. Borrowings” in the notes to our consolidated financial statements). The full repayment occurred late in the fourth quarter of 2015 and, therefore, did not have a meaningful impact to interest income during the year.

As of December 31, 2015, our debt investments had stated interest rates of between 4.25% and 15.00% and maturity dates of between three and 97 months. In addition, our total portfolio had a weighted average yield on debt investments of approximately 7.1%, compared with 7.8% as of December 31, 2014. The reduction in the weighted average yield on our debt portfolio over the past year is primarily a result of our investment in Innovairre Holding Company (f/k/a “RBS Holding Company”) being placed on non-accrual and current market conditions.

Operating Expenses

Total expenses for the year ended December 31, 2015 were approximately $48.9 million and total expenses for the year ended December 31, 2014 were approximately $51.9 million. These amounts consisted of investment advisory fees, interest expense and other debt financing expenses, professional fees, compensation expense, and general and administrative expenses.

Expenses before incentive fees for the year ended December 31, 2015 were approximately $49.8 million, which represents a decrease of approximately $0.3 million from the year ended December 31, 2014, attributable primarily to lower base management fees, interest expense, and compensation expense partially offset by higher professional fees. Expenses before incentive fees for the year ended December 31, 2014 were approximately $50.1 million.

The base management fee for the year ended December 31, 2015 was approximately $19.8 million. The base management fee in the comparable period in 2014 was approximately $21.2 million. The decrease of approximately $1.4 million is due to the decline of weighted average gross assets due largely to lower fair values. At December 31, 2015 and December 31, 2014, approximately $4.2 million and $6.2 million, respectively, of investment advisory fees remained payable to TICC Management, including the net investment income incentive fee discussed below.

Interest expense and other debt financing expenses for the year ended December 31, 2015 was approximately $20.9 million, which was directly related to our debt securitization financing transactions, Convertible Notes and Facility, as well as the incurrence of accelerated costs and commitment fees (approximately $1.0 million) associated with the repayment in full of the Facility’s $150.0 million outstanding borrowings as of December 31, 2015 — refer to “Note 10. Borrowings” in the notes to our consolidated financial statements. Interest expense for the year ended December 31, 2014 was approximately $22.9 million. The aggregate accrued interest which remained payable at December 31, 2015, was approximately $2.1 million, comprised of $0.7 million for the notes of TICC CLO 2012-1 and $1.4 million for the 2017 Convertible Notes. The aggregate interest payable at December 31, 2014, was approximately $2.6 million.

Professional fees, consisting of legal, valuation, compliance, audit and tax fees, were approximately $5.7 million for the year ended December 31, 2015, compared to approximately $2.1 million for the year ended December 31, 2014. This increase is largely due to the recognition of approximately $2.6 million of incremental expenses primarily related to the engagement of legal and financial advisors to the Company’s Special Committee — refer to “Note 9. Commitments and Contingencies,” “Note 18. Proposed Sale of Company’s Investment Adviser” and “Note 19. Subsequent Events” in the notes to our consolidated financial statements.

Compensation expenses were approximately $1.2 million for the year ended December 31, 2015 compared to approximately $1.9 million for the year ended December 31, 2014, reflecting the allocation of compensation expenses for the services of our chief financial officer, accounting personnel, and other administrative support staff. This decrease was largely the result of the reversal of previously accrued compensation due to staffing changes. At December 31, 2015 and December 31, 2014, respectively, approximately $0 of compensation expenses remained payable for each respective period.

General and administrative expenses, consisting primarily of directors’ fees, insurance, listing fees, transfer agent and custodian fees, office supplies, facilities costs and other expenses, were approximately $2.3 million for the year ended December 31, 2015 compared to approximately $2.1 million for the year ended December 31, 2014. Office supplies, facilities costs and other expenses are allocated to us under the terms of the Administration Agreement.

Incentive Fees

The net investment income incentive fee recorded for the year ended December 31, 2015 resulted in a credit of approximately $0.9 million, which was composed of a fee reversal of approximately $2.4 million, representing the cumulative overstatement of fees from 2009 through 2014 resulting from the identification and correction of a non-material error in our accounting policy for revenue recognition (see “Note 2. Change of Accounting for Collateralized Loan Obligation Equity Investment Income” in the notes to our consolidated financial statements), partially offset by approximately $1.5 million representing the net investment income incentive fee earned for the year ended December 31, 2015. On April 30, 2015 TICC Management repaid in full to TICC, the portion of its previously paid net investment income incentive fees attributable to the overstated amounts. The net investment income incentive fee recorded for the year ended December 31, 2014 was approximately $5.6 million.

Applicable for the years ended December 31, 2015 and 2014, the net investment income incentive fee is calculated and payable quarterly in arrears based on our “Pre-Incentive Fee Net Investment Income” for the immediately preceding calendar quarter subject to a hurdle rate which is determined as of December 31 of the preceding year. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income accrued during the calendar quarter minus our operating expenses for the quarter (including the base fee, expenses payable under the Administration Agreement with BDC Partners, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee).

The capital gains incentive fee expense, as reported under generally accepted accounting principles, is calculated on the basis of net realized and unrealized gains and losses at the end of each period. The expense related to the hypothetical liquidation of the portfolio (and assuming no other changes in realized or unrealized gains and losses) would only become payable to our investment adviser in the event of a complete liquidation of our portfolio as of period end and the termination of the Investment Advisory Agreement on such date. For the year ended December 31, 2015, no accrual was required as a result of the impact of accumulated net unrealized depreciation and net realized losses on our portfolio. For the year ended December 31, 2015, an accrual reversal of approximately $3.9 million was recorded under the hypothetical liquidation calculation.

The amount of the capital gains incentive fee which will actually be payable is determined in accordance with the terms of the Investment Advisory Agreement and is calculated as of the end of each calendar year (or upon termination of the Investment Advisory Agreement). The terms of the Investment Advisory Agreement state that the capital gains incentive fee calculation is based on net realized gains, if any, offset by gross unrealized depreciation for the calendar year. No effect is given to gross unrealized appreciation in this calculation. For the year ended December 31, 2015, such an accrual was not required under the terms of the Investment Advisory Agreement.

Realized and Unrealized Gains/Losses on Investments

For the year ended December 31, 2015, we recognized net realized losses on investments of approximately $6.3 million, which primarily represents the losses from the restructuring of our debt investment in Unitek Global Services, Inc. (approximately $4.3 million), the repayment of our debt and sale of our equity investments in Nextag, Inc. (approximately $2.5 million), as well as the net loss on the sale of several of our CLO debt and equity investments (approximately $4.4 million), partially offset by realized gains from the sale of our equity investment held in Merrill Communications LLC (approximately $2.8 million) and from the repayment of our debt investment held in Merrill Communications LLC (approximately $2.6 million).

For the year ended December 31, 2015, our net change in unrealized depreciation was approximately $98.4 million, composed of $3.0 million in gross unrealized appreciation, $112.1 million in gross unrealized depreciation and approximately $10.7 million relating to the reversal of prior period net unrealized appreciation as investment gains and losses were realized. This includes net unrealized appreciation of approximately $41.6 million as a result of reductions to the cost value of our CLO equity investments under the effective yield accounting methodology, whereby the cost value of the respective investments are reduced by the excess of actual cash received and record date distributions to be received over the calculated income using the effective yield.

The most significant components of the net change in unrealized appreciation and depreciation during the year ended December 31, 2015 were as follows ($in millions):

Portfolio Company	Change in unrealized appreciation (depreciation)
Unitek Global Services, Inc	$4.4
Nextag, Inc	2.7
CS Advisors CLO I Ltd	2.5
Serena Software Inc	(1.0)
AMMC CLO XII, Ltd	(1.2)
Windriver 2012-1 CLO, Ltd	(1.2)
Carlyle Global Market Strategies CLO 2013-2, Ltd	(1.4)
Aricent Technologies, Inc	(1.4)
Shackleton 2013-III CLO, Ltd	(1.6)
Hull Street CLO Ltd	(1.7)
Cedar Funding II CLO, Ltd	(1.7)
Telos CLO 2013-4, Ltd	(1.8)
Catamaran CLO 2013-1 Ltd	(1.8)
Telos CLO 2013-3, Ltd	(2.2)
OZLM XII, Ltd	(2.3)
Ares XXV CLO Ltd	(2.4)
CIFC Funding 2012-1, Ltd	(2.4)
Halcyon Loan Advisors Funding 2012-4 Ltd	(2.6)
Halcyon Loan Advisors Funding 2012-2 Ltd	(2.7)
Source Hov, LLC	(3.1)
Carlyle Global Market Strategies CLO 2014-4, Ltd	(3.2)
Jamestown CLO V Ltd	(3.6)
Merrill Communications, LLC	(3.9)
Algorithmic Implementations, Inc	(3.9)
Ares XXIX CLO Ltd	(4.4)
Securus Technologies, Inc	(4.4)
Marea CLO, Ltd	(4.6)
Benefit Street Partners CLO II, Ltd	(4.6)
Newmark Capital Funding 2013-1 CLO Ltd	(4.9)
Innovairre Holding Company (f/k/a “RBS Holding Company”)	(5.0)
Global Tel Link Corp	(5.5)
Mountain Hawk III CLO, Ltd	(5.8)
Shackleton 2013-IV CLO, Ltd	(6.5)
Catamaran CLO 2012-1 Ltd	(7.4)
Net all other(1)	(7.8)
Total	$(98.4)

____________

(1)   Unrealized gains and losses less than $1.0 million have been combined.

For the year ended December 31, 2014, we recorded net realized capital losses on investments of approximately $19.5 million, which largely represents the net loss on the sale of several of our CLO debt and equity investments which totaled approximately $13.2 million as well as the loss associated with the restructuring of our investment in Nextag, Inc. senior secured notes of approximately $4.7 million.

Based upon the fair value determinations made in good faith by the Board of Directors, during the year ended December 31, 2014, we had net unrealized losses of approximately $49.3 million, comprised of $1.4 million in gross unrealized appreciation, $60.8 million in gross unrealized depreciation and approximately $10.1 million relating to the reversal of prior period net unrealized depreciation as certain investments were realized. The most significant changes in net unrealized appreciation and depreciation during the year ended December 31, 2014 were as follows ($in millions):

Portfolio Company	Changes in Unrealized Appreciation (Depreciation)
Stone Tower CLO VII Ltd	$4.0
ACA CLO 2007-1, Ltd	2.4
Lightpoint CLO VIII, Ltd	1.3
Nextag, Inc	1.2
Mmodal, Inc	1.2
Newmark Capital Funding 2013-1 CLO Ltd	(1.0)
Mountain Hawk III CLO, Ltd	(1.2)
Edmentum, Inc	(1.2)
AMMC CLO XII, Ltd	(1.4)
Cedar Funding II CLO, Ltd	(1.4)
Catamaran CLO 2013-1 Ltd	(1.4)
Marea CLO, Ltd	(1.5)
Emporia Preferred Funding III, Ltd	(1.5)
Ares XXV CLO Ltd	(1.6)
Carlyle Global Market Strategies CLO 2013-2, Ltd	(1.7)
Telos CLO 2014-5, Ltd	(1.8)
Telos CLO 2013-3, Ltd	(1.8)
Ivy Hill Middle Market Credit Fund VII, Ltd	(1.9)
Shackleton 2013-III CLO, Ltd	(2.5)
Innovairre Holding Company (f/k/a “RBS Holding Company”)	(2.6)
Shackleton 2013-IV CLO, Ltd	(2.9)
Catamaran CLO 2012-1 Ltd	(3.4)
Merrill Communications, LLC	(3.5)
Ares XXVI CLO Ltd	(3.9)
Benefit Street Partners CLO II, Ltd	(4.9)
Unitek Global Services, Inc	(5.5)
Net all other(1)	(10.8)
Total	$(49.3)

____________

(1)   Unrealized gains and losses less than $1.0 million have been combined.

Net Increase in Net Assets Resulting from Net Investment Income

Net investment income for the year ended December 31, 2015 and December 31, 2014 was approximately $38.6 million and $65.5 million, respectively, or a decrease of $26.9 million. The decrease was largely the result of lower investment income of $29.9 million, partially offset by a reduction in total expenses of $3.0 million, as discussed above.

For the year ended December 31, 2015, the net increase in net assets resulting from net investment income per common share was $0.65 (basic and diluted), compared to the net increase in net assets resulting from net investment income per share of $1.11 (basic) and $1.06 (diluted) for the year ended December 31, 2014. Due to the anti-dilutive effect on the computation of diluted earnings per share for the year ended December 31, 2015, the adjustments for interest on convertible notes, investment advisory fees, deferred issuance costs and net investment income incentive fees as well as share adjustments for dilutive effect of convertible notes were excluded from the respective period’s diluted earnings per share computation.

For the year ended December 31, 2015, the net increase in the net assets resulting from core net investment income per common share was $1.27 (basic and diluted), compared to $1.05 (basic) and $1.00 (diluted) for the year ended December 31, 2014. Core net investment income is a non-GAAP measure; please see “— Supplemental Information Regarding Core Net Investment Income and Core Net Increase (Decrease) in Net Assets Resulting from Operations” below for more information.

Net Decrease in Net Assets Resulting from Operations

Net decrease in net assets resulting from operations for the year ended December 31, 2015 and December 31, 2014 was approximately $66.1 million and $3.3 million, respectively, or a decrease of approximately $62.8 million. This decrease was largely due to lower net investment income of $29.9 million and greater unrealized depreciation on investments of $49.1 million, partially offset by a decrease in net realized losses of $13.2 million.

For the year ended December 31, 2015, the net decrease in net assets resulting from operations per common share was $1.11 (basic and diluted), compared to a net decrease in net assets resulting from operations per share of approximately $0.06 (basic and diluted) for the year ended December 31, 2014. Due to the anti-dilutive effect on the computation of diluted earnings per share for the years ended December 31, 2015 and December 31, 2014, the adjustments for interest on convertible notes, investment advisory fees, deferred issuance costs and net investment income incentive fees as well as share adjustments for dilutive effect of convertible notes were excluded from the respective period’s diluted earnings per share computation.

For the year ended December 31, 2015 and December 31, 2014, the core net decrease in net assets resulting from operations per common share was $1.11 (basic and diluted) and $0.12 (basic and diluted), respectively. Core net decrease in net assets resulting from operations is a non-GAAP measure; please see “— Supplemental Information Regarding Core Net Investment Income and Core Net Increase (Decrease) in Net Assets Resulting from Operations” below for more information.

Supplemental Information Regarding Core Net Investment Income and Core Net Increase (Decrease) in Net Assets Resulting from Operations

On a supplemental basis, we provide information relating to core net investment income, its ratio to net assets and core net increase in net assets resulting from operations, which are non-GAAP measures. These measures are provided in addition to, but not as a substitute for, GAAP net investment income and net increase in net assets resulting from operations. Our non-GAAP measures may differ from similar measures by other companies, even if similar terms are used to identify such measures. Core net investment income represents GAAP net investment income adjusted for additional taxable income on our CLO equity investments and also excludes our capital gains incentive fee. Core net increase in net assets resulting from operations represents GAAP net increase in net assets resulting from operations excluding the capital gains incentive fee (there would not have been any change to the net increase in net assets resulting from operations resulting from our CLO equity investments as there is an offsetting change in unrealized appreciation equal to the change in net investment income).

Income from investments in the equity class securities of CLO equity vehicles, for GAAP purposes, is recorded using the effective interest method. This method requires an estimate of future cash flows, including recurring cash flows as well as future principal payments, compared to the cost resulting in an effective yield for the investment; the difference between the actual cash received or distributions entitled to receive and the effective yield calculation is an adjustment to cost. Accordingly, investment income recognized on CLO equity securities in the GAAP statement of operations differs from both the tax-basis investment income and from the cash distributions actually received by us during the period, (referred to below as “CLO equity additional estimated taxable income”). As the capital gains incentive fee, for generally accepted accounting purposes, is based on the hypothetical liquidation of the entire portfolio (and as any capital gains incentive fee may be non-recurring), such fees are excluded when calculating core net investment income. We believe that core net investment income and core net increase in net assets resulting from operations are useful indicators of performance during this period. Further, as the RIC requirements are to distribute taxable earnings and as capital gains incentive fees may not be fully and currently tax deductible, the core net investment income provides an indication of estimated taxable income for the year-to-date.

The following table provides a reconciliation of net investment income to core net investment income for the years ended December 31, 2016, 2015 and 2014:

	Year Ended December 31, 2016			Year Ended December 31, 2015			Year Ended December 31, 2014
	Amount	Per Share Amounts (basic)	Per Share Amounts (diluted)	Amount	Per Share Amounts (basic)	Per Share Amounts (diluted)	Amount	Per Share Amounts (basic)	Per Share Amounts (diluted)
Net investment income	$24,019,066	$0.46	$0.46	$38,580,922	$0.65	$0.65	$65,457,844	$1.11	$1.06
CLO equity additional distributions	34,165,951	0.66	0.66	37,497,502	0.62	0.62	—	—	—
Capital gains incentive fee	—	—	—	—	—	—	(3,872,853)	(0.07)	(0.06)
Core net investment income	$58,185,017	$1.12	$1.12	$76,078,424	$1.27	$1.27	$61,584,991	$1.04	$1.00

The following table provides a reconciliation of net increase (decrease) in net assets resulting from operations to core net increase (decrease) in net assets resulting from operations for the years ended December 31, 2016, 2015 and 2014:

	Year Ended December 31, 2016			Year Ended December 31, 2015			Year Ended December 31, 2014
	Amount	Per Share Amounts (basic)	Per Share Amounts (diluted)	Amount	Per Share Amounts (basic)	Per Share Amounts (diluted)	Amount	Per Share Amounts (basic)	Per Share Amounts (diluted)

Net increase (decrease) in net assets resulting from operations	$110,361,763	$2.13	$1.92	$(66,133,649)	$(1.11)	$(1.11)	$(3,348,400)	$(0.06)	$(0.06)
Capital gains incentive fee	—	—	—	—	—	—	(3,872,853)	(0.06)	(0.07)
Core net increase (decrease) in net assets resulting from operations	$110,361,763	$2.13	$1.92	$(66,133,649)	$(1.11)	$(1.11)	$(7,221,253)	$(0.12)	$(0.13)

In addition, the following ratio is presented to supplement the financial highlights included in Note 11 (also presented below) to the consolidated financial statements:

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Ratio of core net investment income to average net assets	16.95%	15.59%	11.00%	10.79%	11.74%

The following table provides a reconciliation of the ratio of net investment income to average net assets to the ratio of core net investment income to average net assets, for the years ended December 31, 2016, 2015, 2014, 2013 and 2012, respectively.

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Ratio of net investment income to average net assets	7.00%	7.91%	11.69%	11.02%	10.23%
Ratio of CLO equity additional estimated taxable income to average net assets	9.95%	7.69%	—	—	—
Ratio of capital gain incentive fee to average net assets	—	—	(0.69)%	(0.23)%	1.51%
Ratio of core net investment income to average net assets	16.95%	15.59%	11.00%	10.79%	11.74%

LIQUIDITY AND CAPITAL RESOURCES

As of September 30, 2017, cash and cash equivalents were approximately $119.6 million as compared to approximately $8.3 million at December 31, 2016. For the nine months ended September 30, 2017, net cash provided by operating activities for the period, consisting primarily of the items described in “— Results of Operations,” was approximately $202.4 million, largely reflecting proceeds from principal repayments and reductions to debt cost and sales of investments of approximately $310.2 million and reductions to CLO equity cost value of approximately $31.3 million, partially offset by purchases of new investments of approximately $163.0 million and net change in unrealized appreciation/(depreciation) of $13.2 million. For the nine months ended September 30, 2017, net cash provided by investing activities of approximately $3.5 million reflects the change in restricted cash in the 2012 Securitization Issuer. For the nine months ended September 30, 2017, net cash used in financing activities was approximately $94.5 million, reflecting the distribution of dividends and repayment of TICC CLO 2012-1 LLC notes and partially offset by the proceeds from the issuance of the 6.50% Unsecured Notes.

From time to time, we may seek to retire, repurchase, or exchange debt securities in open market purchases or by other means dependent on market conditions, liquidity, contractual obligations, and other matters.

On April 12, 2017, we completed an underwritten public offering of approximately $64.4 million in principal amount of 6.50% unsecured notes due 2024 and intend to use the net proceeds from this offering to repay or repurchase a portion of the outstanding indebtedness under the 7.50% convertible notes due 2017, which currently amounts to approximately $94.5 million plus accrued interest as of September 30, 2017.

Contractual Obligations

A summary of our significant contractual payment obligations as of September 30, 2017 is as follows:

		Payments Due by Period
Contractual obligations	Total	Less than 1 year	1 – 3 years	3 – 5 years	More than 5 years
Long-term debt obligations:
Convertible Notes(1)	$94,542,000	$94,542,000	$—	$—	$—
6.50% Unsecured Notes	64,370,225	—	—	—	64,370,225
Total	$158,912,225	$94,542,000	$—	$—	$64,370,225

____________

(1)   On November 1, 2017, the Convertible Notes matured and were repaid in full in accordance with their terms.

See also “Note 6. Borrowings” in the notes to our consolidated financial statements.

Off-Balance Sheet Arrangements

As of September 30, 2017, we had no off-balance sheet arrangements, including any risk management of commodity pricing or other hedging practices.

Borrowings

In accordance with the 1940 Act, with certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, is at least 200% immediately after such borrowing. As of September 30, 2017, our asset coverage for borrowed amounts was 339.21%, which reflects approximately $94.5 million and $64.4 million outstanding indebtedness of Convertible Notes and 6.50% Unsecured Notes, respectively.

The weighted average stated interest rate and weighted average maturity on all of our debt outstanding as of September 30, 2017 were 7.09% and 2.7 years, respectively, and as of December 31, 2016 were 5.56% and 4.2 years, respectively.

TICC CLO 2012-1 LLC

On August 23, 2012, we completed a $160 million debt securitization financing transaction, consisting of $120 million in secured notes and $40 million of the 2012 subordinated notes. On February 25, 2013 and May 28, 2013, TICC CLO 2012-1 issued additional secured notes totaling an aggregate of $120 million and 2012 subordinated notes totaling an aggregate of $40 million, which 2012 subordinated notes were purchased by us under the “accordion” feature of the debt securitization which allowed, under certain circumstances and subject to the satisfaction of certain conditions, for an increase in the amount of secured and subordinated notes. It is not necessary that we own all or any of the notes permitted by this feature, which may affect the accounting treatment of the debt securitization financing transaction. On August 25, 2016, November 25, 2016, February 27, 2017, and May 25, 2017, we repaid approximately $36.0 million, approximately $74.7 million, approximately $24.5 million, and approximately $31.4 million of the Class A-1 notes, respectively. On August 25, 2017, the 2012 Securitization Issuer repaid, in full, the remaining secured notes (Classes A-1, B-1, C-1 and D-1) outstanding of approximately $73.4 million.

In connection with the February 27, 2017 repayment of approximately $24.5 million of the Class A-1 notes, the Company incurred debt extinguishment costs of approximately $409,000, which consisted of approximately $181,000 in accelerated note discount expense and approximately $228,000 in accelerated deferred debt issuance costs.

In connection with the May 25, 2017 repayment of approximately $31.4 million of the Class A-1 notes, we incurred debt extinguishment costs of approximately $505,000, which consisted of approximately $224,000 in accelerated note discount expense and approximately $281,000 in accelerated deferred debt issuance costs.

In connection with the August 25, 2017 repayment of approximately $73.4 million of the Class A-1, B-1, C-1 and D-1 notes, the Company incurred debt extinguishment costs of approximately $2.2 million, which consisted of approximately $1.6 million in accelerated note discount expense and approximately $0.6 million in accelerated deferred debt issuance costs.

The accelerated note discount expense and accelerated deferred debt issuance costs are recorded within Realized Loss on Extinguishment of Debt in the Consolidated Statement of Operations.

The following table sets forth the components of interest expense, effective annualized average interest rates, and cash paid for interest of the Class A-1, B-1, C-1 and D-1 for the three and nine months ended September 30, 2017 and 2016, respectively:

TICC CLO 2012-1 LLC ($ in thousands)	Three Months Ended September 30, 2017	Three Months Ended September 30, 2016	Nine Months Ended September 30, 2017	Nine Months Ended September 30, 2016
Stated interest expense	$616.7	$1,904.9	$3,041.9	$5,683.0
Amortization of deferred issuance costs	16.1	81.6	91.7	253.0
Note discount expense	40.0	108.4	187.2	330.6
Total interest expense	$672.8	$2,094.9	$3,320.8	$6,266.6
Effective annualized average interest rate	5.98%	3.70%	5.33%	3.56%
Cash paid for interest	$1,031.6	$1,960.0	$3,591.2	$5,652.4

Effective January 1, 2017 and through February 27, 2017, the interest charged under the securitization was based on three-month LIBOR, which was 0.930%. Effective February 28, 2017 and through May 25, 2017, the interest charged under the securitization was based on three-month LIBOR, which was approximately 1.052%. Effective May 26, 2017 and through August 25, 2017, the interest charged under the securitization was based on three-month LIBOR, which was approximately 1.189%.

Effective January 1, 2016 and through February 24, 2016, the interest charged under the securitization was based on three-month LIBOR, which was 0.393%. Effective February 25, 2016 and through May 25, 2016, the interest charged under the securitization was based on three-month LIBOR, which was approximately 0.629%. Effective May 26, 2016 and through August 25, 2016, the interest charged under the securitization was based on three-month LIBOR, which was approximately 0.662%. Effective August 26, 2016 and through September 30, 2016, the interest charged under the securitization was based on three-month LIBOR, which was approximately 0.825%

The classes, interest rates, spread over LIBOR, cash paid for interest and stated interest expense of each of the Class A-1, B-1, C-1 and D-1 for the three and nine months ended September 30, 2017, respectively, are as follows:

			Three Months Ended September 30, 2017		Nine Months Ended September 30, 2017
TICC CLO 2012-1 LLC ($ in thousands)	Stated Interest Rate	LIBOR Spread (basis points)	Cash Paid for Interest	Stated Interest Expense	Cash Paid for Interest	Stated Interest Expense
Class A-1 Notes	2.93867%	175	$70.5	$42.1	$803.6	$623.8
Class B-1 Notes	4.68867%	350	239.6	143.3	691.0	600.0
Class C-1 Notes	5.93867%	475	349.1	208.7	1,012.7	878.4
Class D-1 Notes	6.93867%	575	372.4	222.6	1,083.9	939.7
Total(1)			$1,031.6	$616.7	$3,591.2	$3,041.9

____________

(1)   Totals may not sum due to rounding.

The classes, interest rates, spread over LIBOR, cash paid for interest and stated interest expense of each of the Class A-1, B-1, C-1 and D-1 for the three and nine months ended September 30, 2016, respectively, are as follows:

			Three Months Ended September 30, 2016		Nine Months Ended September 30, 2016
TICC CLO 2012-1 LLC ($ in thousands)	Stated Interest Rate	LIBOR Spread (basis points)	Cash Paid for Interest	Stated Interest Expense	Cash Paid for Interest	Stated Interest Expense
Class A-1 Notes	2.57544%	175	$1,085.0	$1,019.2	$3,095.8	$3,089.1
Class B-1 Notes	4.32544%	350	212.7	216.1	618.2	629.2
Class C-1 Notes	5.57544%	475	318.1	322.0	929.8	943.2
Class D-1 Notes	6.57544%	575	344.1	347.6	1,008.7	1,021.6
Total(1)			$1,960.0	$1,904.9	$5,652.4	$5,683.2

____________

(1)   Totals may not sum due to rounding.

TICC serves as collateral manager to the 2012 Securitization Issuer under a collateral management agreement. TICC is entitled to a deferred fee for its services as collateral manager. The deferred fee is eliminated in consolidation.

6.50% Unsecured Notes

On April 12, 2017, we completed an underwritten public offering of approximately $64.4 million in aggregate principal amount of 6.50% unsecured notes due 2024. The 6.50% Unsecured Notes will mature on March 30, 2024, and may be redeemed in whole or in part at any time or from time to time at our option on or after March 30, 2020. The 6.50% Unsecured Notes will bear interest at a rate of 6.50% per year payable quarterly on March 30, June 30, September 30, and December 30 of each year, commencing June 30, 2017.

The aggregate accrued interest payable on the 6.50% Unsecured Notes at September 30, 2017 was approximately $11,600. Deferred debt issuance costs represent fees and other direct incremental costs incurred in connection with the 6.50% Unsecured Notes. As of September 30, 2017, we had a deferred debt issuance balance of approximately $2.1 million. This amount is being amortized and is included in interest expense in the consolidated statements of operations over the term of the 6.50% Unsecured Notes.

The following table sets forth the components of interest expense, effective annualized average interest rates and cash paid for interest of the 6.50% Unsecured Notes for the three and nine months ended September 30, 2017:

6.50% Unsecured Notes ($ in thousands)	Three Months Ended September 30, 2017	Nine Months Ended September 30, 2017
Stated interest expense	$1,046.0	$1,964.2
Amortization of deferred issuance costs	81.8	152.0
Total interest expense	$1,127.8	$2,116.2
Effective annualized average interest rate	6.95%	6.98%
Cash paid for interest	$1,046.0	$1,952.6

The 6.50% Unsecured Notes are TICC’s general, unsecured obligations and rank equal in right of payment with all of TICC’s existing and future senior, unsecured indebtedness and senior in right of payment to any of its subordinated indebtedness. As a result, the 6.50% Unsecured Notes will be effectively subordinated to TICC’s existing and future secured indebtedness to the extent of the value of the assets securing such indebtedness and structurally subordinated to any existing and future liabilities and other indebtedness of its subsidiary.

Convertible Notes

On September 26, 2012, we issued $105.0 million aggregate principal amount of the Convertible Notes, and an additional $10.0 million aggregate principal amount of the Convertible Notes was issued on October 22, 2012 pursuant to the exercise of the initial purchasers’ option to purchase additional Convertible Notes. On December 2, 2016 and December 16, 2016, we repurchased $12.0 million and approximately $8.5 million of the Convertible Notes, respectively. At September 30, 2017, approximately $94.5 million aggregate principal amount of the Convertible Notes remained outstanding. The Convertible Notes bear interest at a rate of 7.50% per year, payable semi-annually in arrears on May 1 and November 1 of each year, commencing on May 1, 2013. The Convertible Notes are convertible into shares of our common stock based on an initial conversion rate of 87.2448 shares of its common stock per $1,000 principal amount of Convertible Notes, which is equivalent to an initial conversion price of approximately $11.46 per share of common stock. The conversion price for the Convertible Notes will be reduced for quarterly cash distributions paid to common shares to the extent that the quarterly distribution exceeds $0.29 per share, subject to adjustment. The Convertible Notes mature on November 1, 2017, unless previously converted in accordance with their terms. We do not have the right to redeem the Convertible Notes prior to maturity. The aggregate accrued interest payable on the Convertible Notes at September 30, 2017 was approximately $3.0 million. Deferred debt issuance costs represent fees and other direct incremental costs incurred in connection with the Convertible Notes. As of September 30, 2017, we had a deferred debt issuance balance of approximately $45,000. This amount is being amortized and is included in interest expense in the consolidated statements of operations over the term of the Convertible Notes.

The following table sets forth the components of interest expense, effective annualized average interest rates and cash paid for interest of the Convertible Notes for the three and nine months ended September 30, 2017 and 2016, respectively:

2017 Convertible Notes ($ in thousands)	Three Months Ended September 30, 2017	Three Months Ended September 30, 2016	Nine Months Ended September 30, 2017	Nine Months Ended September 30, 2016
Stated interest expense	$1,772.7	$2,156.3	$5,318.0	$6,468.8
Amortization of deferred issuance costs	128.2	156.0	380.5	464.7
Total interest expense	$1,900.9	$2,312.3	$5,698.5	$6,933.5
Effective annualized average interest rate	7.98%	7.98%	8.06%	8.03%
Cash paid for interest	$—	$—	$3,545.3	$4,312.5

Distributions

In order to qualify for tax treatment as a RIC and to avoid corporate level tax on the income we distribute to our stockholders, we are required, under Subchapter M of the Code, to distribute at least 90% of our ordinary income and short-term capital gains to our stockholders on an annual basis.

Effective January 1, 2015, we recorded interest from our investments in the equity class securities of CLO vehicles using the effective interest method in accordance with the provisions of ASC 325-40, Beneficial Interests in Securitized Financial Assets, based upon an estimation of an effective yield to the expected redemption utilizing estimated cash flows, including those CLO equity investments that have not made their inaugural distribution for the relevant period end. We monitor the expected residual payments, and effective yield is determined and updated periodically, as needed. Accordingly, investment income recognized on CLO equity securities in the GAAP statement of operations differs from both the tax-basis investment income and from the cash distributions we actually received during the period. CLO entities generally constitute “passive foreign investment companies” and are subject to complex tax rules; the calculation of taxable income attributed to a CLO equity investment can be dramatically different from the calculation of income for financial reporting purposes. Taxable income is based upon the distributable share of earnings as determined under tax regulations for each CLO equity investment, while accounting income is recorded using the effective yield method. This method requires the calculation of an effective yield to expected redemption based upon an estimation of the amount and timing of future cash flows, including recurring cash flows as well as future principal repayments; the difference between the actual cash received (and record date distributions to be received) and the effective yield income calculation is an adjustment to cost. The effective yield is reviewed quarterly and adjusted as appropriate. Our final taxable earnings for the year ended December 31, 2016 resulted in a 50.7% non-taxable return of capital. While GAAP accounting income from our CLO equity class investments for the three months ended September 30, 2017 was approximately $8.1 million, we received or were entitled to receive approximately $11.3 million in distributions. Our distribution policy is based upon our estimate of our taxable net investment income, which includes actual distributions from our CLO equity class investments, with further consideration given to our realized gains or losses on a taxable basis.

The following table reflects the cash distributions, including dividends and returns of capital, if any, per share that our Board of Directors has declared on our common stock since the beginning of 2015:

Date Declared	Record Date	Payment Date	Amount
Fiscal 2017
October 27, 2017	December 15, 2017	December 29, 2017	$0.20
February 27, 2017	September 15, 2017	September 29, 2017	0.20
February 27, 2017	June 16, 2017	June 30, 2017	0.20
February 27, 2017	March 16, 2017	March 31, 2017	0.20
Total (2017)			$0.80

Fiscal 2016
October 26, 2016	December 16, 2016	December 30, 2016	$0.29
July 28, 2016	September 16, 2016	September 30, 2016	0.29
April 28, 2016	June 16, 2016	June 30, 2016	0.29
February 15, 2016	March 17, 2016	March 31, 2016	0.29
Total (2016)			$1.16	(1)

Fiscal 2015
November 2, 2015	December 16, 2015	December 31, 2015	$0.29
July 30, 2015	September 16, 2015	September 30, 2015	0.29
April 27, 2015	June 16, 2015	June 30, 2015	0.29
February 19, 2015	March 17, 2015	March 31, 2015	0.27
Total (2015)			$1.14	(2)

____________

(1)   Includes a taxable return of capital of approximately $0.59 per share for tax purposes.

(2)   Includes a taxable return of capital of approximately $0.08 per share for tax purposes.

Related Parties

We have entered into the Investment Advisory Agreement with TICC Management. TICC Management is controlled by BDC Partners, its managing member. BDC Partners, as the managing member of TICC Management, manages the business and internal affairs of TICC Management. In addition, BDC Partners provides us with office facilities and administrative services pursuant to the Administration Agreement. Jonathan H. Cohen is the managing member of and controls BDC Partners. Saul B. Rosenthal is also the President of TICC Management and a member of BDC Partners.

Charles M. Royce has a minority, non-controlling interest in TICC Management, but he does not take part in the management or participate in the operations of TICC Management.

Messrs. Cohen and Rosenthal also currently serve as Chief Executive Officer and President, respectively, at Oxford Bridge Management, LLC, the investment adviser to Oxford Bridge, LLC, a private fund that invests principally in the equity of CLOs. BDC Partners is the managing member of Oxford Bridge Management, LLC. In addition, Bruce L. Rubin serves as the Chief Financial Officer and Secretary, and Gerald Cummins serves as the Chief Compliance Officer, respectively, of Oxford Bridge Management, LLC.

Messrs. Cohen and Rosenthal currently serve as Chief Executive Officer and President, respectively, of Oxford Lane Capital Corp., a non-diversified closed-end management investment company that invests primarily in equity and junior debt tranches of CLO vehicles, and its investment adviser, Oxford Lane Management, LLC. BDC Partners provides Oxford Lane Capital Corp. with office facilities and administrative services pursuant to an administration agreement and also serves as the managing member of Oxford Lane Management, LLC. In addition, Bruce L. Rubin serves as the Chief Financial Officer, Treasurer and Corporate Secretary of Oxford Lane Capital Corp. and Chief Financial Officer and Treasurer of Oxford Lane Management, LLC, and Mr. Cummins serves as the Chief Compliance Officer of Oxford Lane Capital Corp. and Oxford Lane Management, LLC.

As a result, certain conflicts of interest may arise with respect to the management of our portfolio by Messrs. Cohen and Rosenthal on the one hand, and the obligations of Messrs. Cohen and Rosenthal to manage Oxford Lane Capital Corp. and Oxford Bridge, LLC, respectively, on the other hand.

TICC Management, Oxford Lane Management, LLC and Oxford Bridge Management, LLC are subject to a written policy with respect to the allocation of investment opportunities among TICC, Oxford Lane Capital Corp. and Oxford Bridge, LLC. Where investments are suitable for more than one entity, the allocation policy generally provides that, depending on size and subject to current and anticipated cash availability, the absolute size of the investment as well as its relative size compared to the total assets of each entity, current and anticipated weighted average costs of capital, among other factors, an investment amount will be determined by the adviser to each entity. If the investment opportunity is sufficient for each entity to receive its investment amount, then each entity receives the investment amount; otherwise, the investment amount is reduced pro rata. On June 14, 2017, the Securities and Exchange Commission issued an order permitting TICC and certain of its affiliates to complete negotiated co-investment transactions in portfolio companies, subject to certain conditions (the “Order”). Subject to satisfaction of certain conditions to the Order, TICC and certain of its affiliates are now permitted, together with any future BDCs, registered closed-end funds and certain private funds, each of whose investment adviser is TICC’s investment adviser or an investment adviser controlling, controlled by, or under common control with TICC’s investment adviser, to co-invest in negotiated investment opportunities where doing so would otherwise be prohibited under the 1940 Act, providing TICC’s stockholders with access to a broader array of investment opportunities. Pursuant to the Order, we are permitted to co-invest in such investment opportunities with our affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including, but not limited to, that (1) the terms of the potential co-investment transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching in respect of us or our stockholders on the part of any person concerned, and (2) the potential co-investment transaction is consistent with the interests of our stockholders and is consistent with our then-current investment objective and strategies.

In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, companies controlled by us and our employees and directors. We will not enter into any agreements unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek board review and approval or exemptive relief for such transaction. Our Board of Directors reviews these procedures on an annual basis.

We have also adopted a Code of Business Conduct and Ethics which applies to, among others, our senior officers, including our Chief Executive Officer and Chief Financial Officer, as well as all of our officers, directors and employees. Our Code of Business Conduct and Ethics requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests. Pursuant to our Code of Business Conduct and Ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict. Our Audit Committee is charged with approving any waivers under our Code of Business Conduct and Ethics. As required by the NASDAQ Global Select Market corporate governance listing standards, the Audit Committee of our Board of Directors is also required to review and approve any transactions with related parties (as such term is defined in Item 404 of Regulation S-K).

Information concerning related party transactions is included in the consolidated financial statements and related notes, appearing elsewhere in this Prospectus.

RECENT DEVELOPMENTS

On October 27, 2017, the Board of Directors declared a distribution of $0.20 per share for the fourth quarter, payable on December 29, 2017 to shareholders of record as of December 15, 2017.

On November 1, 2017, the Convertible Notes matured and were repaid in full (approximately $94.5 million) in accordance with their terms.

SENIOR SECURITIES

Information about our senior securities is shown in the following tables as of the end of each fiscal year since 2007. The report of our independent registered public accounting firm on the senior securities table as of December 31, 2016, 2015, 2014, 2013, 2012, 2011 and 2007 is incorporated by reference as an exhibit to the registration statement of which this prospectus is a part.

Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Ratio Per Unit(2)	Involuntary Liquidation Preference Per Unit(3)	Average Market Value Per Unit(4)
2017 Convertible Notes
2017 (as of September 30, 2017) (unaudited)	$94,542,000	$3,392	—	N/A
2016	$94,542,000	$2,707	—	N/A
2015	$115,000,000	$2,007	—	N/A
2014	$115,000,000	$2,024	—	N/A
2013	$115,000,000	$2,141	—	N/A
2012	$115,000,000	$2,200	—	N/A
2011	—	—	—	—
2010	—	—	—	—
2009	—	—	—	—
2008	—	—	—	—
2007	—	—	—	—
6.50% Unsecured Notes
2017 (as of September 30, 2017) (unaudited)	$64,370,225	$3,392	—	N/A
Debt Securitization – TICC CLO LLC Senior Notes
2017 (as of September 30, 2017) (unaudited)	$—	$—	—	N/A
2016	$—	$—	—	N/A
2015	$—	$—	—	N/A
2014	$—	$—	—	N/A
2013	$101,250,000	$2,141	—	N/A
2012	$101,250,000	$2,200	—	N/A
2011	$101,250,000	$3,998	—	N/A
2010	—	—	—	—
2009	—	—	—	—
2008	—	—	—	—
2007	—	—	—	—
Debt Securitization – TICC 2012-1 CLO LLC Senior Notes
2017 (as of September 30, 2017) (unaudited)	$—	$—	—	—
2016	$129,281,817	$2,707	—	N/A
2015	$240,000,000	$2,007	—	N/A
2014	$240,000,000	$2,024	—	N/A
2013	$240,000,000	$2,141	—	N/A
2012	$120,000,000	$2,200	—	N/A
2011	—	—	—	—
2010	—	—	—	—
2009	—	—	—	—
2008	—	—	—	—
2007	—	—	—	—

Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Ratio Per Unit(2)	Involuntary Liquidation Preference Per Unit(3)	Average Market Value Per Unit(4)
TICC Funding, LLC Revolving Credit Facility
2017 (as of September 30, 2017) (unaudited)	$—	$—	—	—
2016	$—	$—	—	N/A
2015	$—	$—	—	N/A
2014	$150,000,000	$2,024	—	N/A
2013	—	—	—	—
2012	—	—	—	—
2011	—	—	—	—
2010	—	—	—	—
2009	—	—	—	—
2008	—	—	—	—
2007	—	—	—	—
Credit Facility
2017 (as of September 30, 2017) (unaudited)	—	—	—	—
2016	—	—	—	—
2015	—	—	—	—
2014	—	—	—	—
2013	—	—	—	—
2012	—	—	—	—
2011	—	—	—	—
2010	—	—	—	—
2009	—	—	—	—
2008	—	—	—	—
2007	$136,500,000	$2,885	—	N/A

____________

(1)   Total amount of each class of senior securities outstanding at the end of the period presented.

(2)   Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

(3)   The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The “—” in this column indicates that the Securities and Exchange Commission expressly does not require this information to be disclosed for the types of senior securities representing indebtedness issued by TICC as of the stated time periods.

(4)   Not applicable because senior securities are not registered for public trading.

BUSINESS

Overview

TICC operates as a closed-end, non-diversified management investment company and has elected to be regulated as a BDC under the 1940 Act. We have elected to be treated as a RIC under the Code beginning with our 2003 taxable year. Our investment objective is to maximize our portfolio’s total return. Our primary current focus is to seek an attractive risk-adjusted total return by investing primarily in corporate debt securities and CLO structured finance investments that own corporate debt securities. CLO investments may also include warehouse facilities, which are financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle.

Our capital is generally used by our corporate borrowers to finance organic growth, acquisitions, recapitalizations and working capital. Our investment decisions are based on extensive analysis of potential portfolio companies’ business operations supported by an in-depth understanding of the quality of their recurring revenues and cash flow, variability of costs and the inherent value of their assets, including proprietary intangible assets and intellectual property. In making our CLO investments, we consider the indenture structure for that vehicle, its operating characteristics and compliance with its various indenture provisions, as well as its corporate loan-based collateral pool.

We generally expect to invest between $5.0 million and $50.0 million in each of our portfolio companies, although this investment size may vary as the size of our capital base changes and market conditions warrant. We invest in both fixed and variable interest rate structures. We expect that our investment portfolio will be diversified among a large number of investments with few investments, if any, exceeding 5% of the total portfolio.

The structures of our investments will vary and we seek to invest across a wide range of different industries. We seek to invest in entities that, as a general matter, have been operating for at least one year prior to the date of our investment and that will, at the time of our investment, have employees and revenues, and which are cash flow positive. Many of these companies are expected to have financial backing provided by other financial or strategic sponsors at the time we make an investment. The portfolio companies in which we invest, however, will generally be considered below investment grade, and their debt securities may in turn be referred to as “junk.” A portion of our investment portfolio may consist of debt investments for which issuers are not required to make significant principal payments until the maturity of the senior loans which could result in a substantial loss to us if such issuers are unable to refinance or repay their debt at maturity. In addition, many of the debt securities we hold typically contain interest reset provisions that may make it more difficult for a borrower to repay the loan, heightening the risk that we may lose all or part of our investment.

We also purchase portions of equity and junior debt tranches of CLO vehicles. Substantially all of the CLO vehicles in which we may invest would be deemed to be investment companies under the 1940 Act but for the exceptions set forth in section 3(c)(1) or section 3(c)(7). Other than CLO vehicles, we do not intend to invest, and we would be limited to 15% of our net assets if we did invest, in any types of entities that rely on the exceptions set forth in section 3(c)(1) or section 3(c)(7) of the 1940 Act. Structurally, CLO vehicles are entities that are formed to originate and manage a portfolio of loans. The loans within the CLO vehicle are limited to loans which meet established credit criteria and are subject to concentration limitations in order to limit a CLO vehicle’s exposure to a single credit. A CLO vehicle is formed by raising various classes or “tranches” of debt (with the most senior tranches being rated “AAA” to the most junior tranches typically being rated “BB” or “B”) and equity. The tranches of CLO vehicles rated “BB” or “B” may be referred to as “junk.” The equity of a CLO vehicle is generally required to absorb the CLO’s losses before any of the CLO’s other tranches, yet it also has the lowest level of payment priority among the CLO’s tranches; therefore, the equity is typically the riskiest of CLO investments which, if it were rated, may also be referred to as “junk.” We primarily focus on investing in the junior tranches and the equity of CLO vehicles. The CLO vehicles which we focus on are collateralized primarily by senior secured loans made to companies whose debt is unrated or is rated below investment grade, and generally have very little or no direct exposure to real estate, mortgage loans or to pools of consumer-based debt, such as credit card receivables or auto loans. However, there can be no assurance that the collateral securing such senior secured loans would satisfy all of the unpaid principal and interest of our investment in the CLO vehicle in the event of default and the junior tranches, especially the equity tranches, of CLO vehicles are the last tranches to be paid, if at all, in the event of a default. Our investment strategy may also include warehouse facilities, which are financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle.

We have historically borrowed funds to make investments and may continue to borrow funds to make investments. As a result, we are exposed to the risks of leverage, which may be considered a speculative investment technique. Borrowings, also known as leverage, magnify the potential for gain and loss on amounts invested and therefore increase the risks associated with investing in our securities. In addition, the costs associated with our borrowings, including any increase in the management fee payable to our investment adviser, TICC Management, will be borne by our common stockholders.

Securitization Vehicle

On August 23, 2012, we completed a $160.0 million debt securitization financing transaction, consisting of $120.0 million in secured notes, issued in four classes and $40.0 million of the 2012 Subordinated Notes. On February 25, 2013 and May 28, 2013, TICC CLO 2012-1 issued additional secured notes totaling an aggregate of $120.0 million and 2012 Subordinated Notes totaling an aggregate of $40.0 million, which 2012 Subordinated Notes were purchased by us under the “accordion” feature of the debt securitization which allowed, under certain circumstances and subject to the satisfaction of certain conditions, for an increase in the amount of secured and subordinated notes. It is not necessary that we own all or any of the notes permitted by this feature, which may affect the accounting treatment of the debt securitization financing transaction. On August 25, 2016, November 25, 2016, February 27, 2017, and May 25, 2017, we repaid approximately $36.0 million, approximately $74.7 million, approximately $24.5 million, and approximately $31.4 million of the class A-1 notes, respectively. On August 25, 2017, we redeemed in full the outstanding amounts of class A-1, class B-1, class C-1 and class D-1 secured notes. We used the restricted cash held by TICC CLO 2012-1 on the redemption date to redeem each class of secured notes, which was approximately $73.4 million in aggregate. We have begun the process to wind down and dissolve TICC CLO 2012-1 and we expect the dissolution to be completed by December 31, 2017. In connection with the dissolution of TICC CLO 2012-1, we expect to execute a full satisfaction and discharge of the indenture with respect to which TICC CLO 2012-1 is a party.

Convertible Notes

On September 26, 2012, we completed a private placement of Convertible Notes. A total of $105.0 million aggregate principal amount of the Convertible Notes were issued at the closing. An additional $10.0 million aggregate principal amount of the Convertible Notes were issued on October 22, 2012 pursuant to the exercise of the initial purchasers’ option to purchase additional Convertible Notes. On December 2, 2016 and December 16, 2016, we repurchased $12.0 million and approximately $8.5 million, respectively, of outstanding Convertible Notes. As of September 30, 2017, approximately $94.5 million of Convertible Notes remain issued and outstanding. The Convertible Notes matured on November 1, 2017 and the Company repaid the Convertible Notes in full on such date.

6.50% Unsecured Notes

On April 12, 2017, we completed an underwritten public offering of approximately $64.4 million in aggregate principal amount of our 6.50% Unsecured Notes. The 6.50% Unsecured Notes will mature on March 30, 2024, and may be redeemed in whole or in part at any time or from time to time at our option on or after March 30, 2020. The 6.50% Unsecured Notes bear interest at a rate of 6.50% per year payable quarterly on March 30, June 30, September 30, and December 30 of each year. The 6.50% Unsecured Notes are listed on the NASDAQ Global select Market under the trading symbol “TICCL.”

Organizational and Regulatory Structure

Our investment activities are managed by TICC Management. TICC Management is an investment adviser registered under the Advisers Act. TICC Management is owned by BDC Partners, its managing member, and Charles M. Royce, a member of our Board of Directors who holds a minority, non-controlling interest in TICC Management. Jonathan H. Cohen, our Chief Executive Officer, and Saul B. Rosenthal, our President and Chief Operating Officer, directly or indirectly own or control all of the outstanding equity interests of BDC Partners. Under the Investment Advisory Agreement, we have agreed to pay TICC Management an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See “Investment Advisory Agreement.”

We were founded in July 2003 and completed an initial public offering of shares of our common stock in November 2003. We are a Maryland corporation and a closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act. As a BDC, we are required to meet certain regulatory tests, including the requirement to invest at least 70% of our total assets in eligible portfolio companies. In addition, we have elected to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of the Code.

Our consolidated operations include the activities of our wholly-owned subsidiaries, TICC CLO 2012-1 and TICC Funding for the periods during which they were held. These subsidiaries were formed for the purpose of enabling the Company to obtain debt financing and are operated solely for the investment activities of the Company, and the Company has substantial equity at risk. We have begun the process to wind down and dissolve TICC CLO 2012-1 and we expect the dissolution to be completed by December 31, 2017. In connection with the dissolution of TICC CLO 2012-1, we expect to execute a full satisfaction and discharge of the indenture with respect to which TICC CLO 2012-1 is a party. TICC Funding was formed on September 17, 2014, for the purpose of entering into the Facility. During the fourth quarter of 2015, the Company liquidated portions of the TICC Funding portfolio and, as of December 31, 2015, the Facility had been fully repaid. During the quarter ended September 30, 2016, the Company, as collateral manager of TICC Funding, dissolved TICC Funding pursuant to Delaware law by filing a certificate of cancellation with the Secretary of State in Delaware.

Set forth below is a chart detailing our organizational structure as of September 30, 2017.

Our headquarters are located at 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut and our telephone number is (203) 983-5275.

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You can inspect any materials we file with the SEC, without charge, at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. The information we file with the SEC is available free of charge by contacting us at 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830 or by telephone at (203) 983-5275 or on our website at http://www.ticc.com. The SEC also maintains a website that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC’s web site is http://www.sec.gov. Information contained on our website or on the SEC’s web site about us is not incorporated into this prospectus and you should not consider information contained on our website or on the SEC’s website to be part of this prospectus.

Market Overview and Opportunity

From January 1, 2017 to September 30, 2017, leveraged loan prices marginally decreased from 98.08% to 97.96% of par.(1) During this time, we continued to see tighter leveraged loan credit spreads which reduced the weighted average spreads of the assets within our CLO investments. At the same time, we also saw tighter CLO liability spreads which presented us with certain opportunities. During the year, certain CLOs within our portfolio were refinanced and reset which we believe will add long-term value to our equity investments in these CLOs and ultimately result in better risk-adjusted returns.

During 2017, we have continued to execute our strategy of rotating out of more broadly-syndicated corporate loans into a combination of club deals and narrowly-syndicated loans through purchases in both the primary and secondary markets. Club deals are corporate loans that are not broadly syndicated, are generally not very liquid, and are typically held by less than 10 unique institutional investors. Moreover, our corporate loan investment activity continues to focus on the rotation of the portfolio into higher yielding loans. We also continued our active rotation of our CLO portfolio with opportunistic purchases and sales. CLO liability spreads continued to generally tighten, presenting us with ongoing refinancing as well as resetting opportunities. A “reset” is conducted via an optional redemption via refinancing in most CLO indentures. In addition to refinancing the debt tranches of the CLO, a “reset” typically includes modifications of the structure and changes to the indenture including but not limited to: the stated maturity of the debt tranches, the reinvestment period, the non-call

____________

(1) Source: LCD, an offering S&P Global Market Intelligence; S&P/LSTA Leveraged Loan Index.

period, collateral quality tests, overcollateralization and interest coverage tests and other various provisions of the indenture. The Company has and expects to continue to seek to avail itself of CLO reset opportunities by investing in CLOs that the Company believes are more likely candidates for those reset opportunities (by virtue of the quality of their underlying portfolios, the composition of their existing debt structures and various other factors that the Company considers in making that determination). Reset opportunities may be beneficial to the Company because the reset of a CLO typically reduces the interest rate payable on that CLO’s debt while extending the reinvestment period (the period of time during which the CLO can use the proceeds from repayments and sales of its collateral loans to repurchase new loans in the primary or secondary markets). As such, a reset will typically provide the CLO the possibility of generating a larger arbitrage between its cost of capital and the weighted average spread of its collateral assets over a longer period of time.

During the third quarter, we completed the redemption of our TICC 2012-1 CLO. The redemption of our TICC 2012-1 CLO will provide us with the ability to continue the rotation of our corporate loan portfolio into higher-yielding assets. Additionally, the previously-announced issuance of approximately $64.4 million of our 6.50% Unsecured Notes (the proceeds of which were utilized in the repayment of a portion of our Convertible Notes) will result in a lower cost of capital for us going forward.

We continue to view our mandate as maximizing the risk-adjusted return of our shareholders’ investment in TICC. As such, we have and continue to focus on portfolio-management strategies designed to maximize our total return, as opposed to generating a certain level of income over a particular timeframe. We view the market opportunity currently available to us as strong and, as a permanent capital vehicle, we have historically been able to take a longer-term view towards our investments. We believe this perspective has served us well thus far during 2017.

Competitive Advantages

We believe that we are well positioned to provide financing to corporate borrowers and structured finance vehicles that, in turn, provide capital to corporate borrowers for the following reasons:

•      Expertise in credit analysis and monitoring investments; and

•      Established transaction sourcing network.

Expertise in credit analysis and monitoring investments

While our investment focus is on middle-market companies, we have invested, and in the future will likely continue to invest, in larger and smaller companies and in other investment structures on an opportunistic basis including CLO investment vehicles. We believe our experience in analyzing middle-market companies and CLO investment structures, as detailed in the biographies of TICC Management’s senior investment professionals, affords us a sustainable competitive advantage over lenders with limited experience in investing in these markets. In particular, we have expertise in evaluating the investment merits of middle-market companies as well as the structural features of CLO investments, and monitoring the credit risk of such investments after closing until full repayment.

•      Jonathan H. Cohen, our Chief Executive Officer, has more than 25 years of experience in debt and equity research and investment. Mr. Cohen has also served as Chief Executive Officer and a Director of Oxford Lane Capital Corp. (NasdaqGS: OXLC), a registered closed-end fund, and as Chief Executive Officer of its investment adviser, Oxford Lane Management, since 2010. Mr. Cohen has also served since 2015 as the Chief Executive Officer of Oxford Bridge Management, LLC, the investment adviser to Oxford Bridge, LLC, a private investment fund. Mr. Cohen previously managed technology equity research groups at Wit Capital, Merrill Lynch, UBS and Smith Barney. Mr. Cohen is a member of the Board of Trustees of Connecticut College. Mr. Cohen received a B.A. in Economics from Connecticut College and an M.B.A. from Columbia University.

•      Saul B. Rosenthal, our President and Chief Operating Officer, has 18 years of experience in the capital markets, with a focus on middle-market transactions. In addition, Mr. Rosenthal has served as President and a Director of Oxford Lane Capital Corp. (NasdaqGS: OXLC), a registered closed-end fund, and as President of Oxford Lane Management, since 2010. Mr. Rosenthal has also served since 2015 as President of Oxford Bridge Management, the investment adviser to Oxford Bridge, LLC, a private investment fund. Mr. Rosenthal was previously an attorney at the law firm of Shearman & Sterling LLP. Mr. Rosenthal serves on the boards of Lift Forward, Inc., the National Museum of Mathematics and YPO New York City. Mr. Rosenthal received a B.S., magna cum laude, from the Wharton School of the University of Pennsylvania, a J.D. from Columbia University Law School, where he was a Harlan Fiske Stone Scholar, and a LL.M. (Taxation) from New York University School of Law.

•      Darryl Monasebian is the Executive Vice President and head of risk and portfolio management of TICC Management, and also holds those same positions at Oxford Lane Management, the investment adviser to Oxford Lane Capital Corp. and Oxford Bridge Management, the investment adviser to Oxford Bridge, LLC. Prior to joining TICC Management, Mr. Monasebian was a director in the Merchant Banking Group at BNP Paribas, and prior to that he was a director at Swiss Bank Corporation and a senior account officer at Citibank. He began his business career at Metropolitan Life Insurance Company as an investment analyst in the Corporate Investments Department. Mr. Monasebian received a B.S. in Management Science/Operations Research from Case Western Reserve University and a Masters of Business Administration from Boston University’s Graduate School of Management.

•      Debdeep Maji is a Senior Managing Director of TICC Management, and also holds the same position at Oxford Lane Management, the investment adviser to Oxford Lane Capital Corp. and at Oxford Bridge Management, the investment adviser to Oxford Bridge, LLC. Mr. Maji graduated from the Jerome Fisher Program in Management and Technology at the University of Pennsylvania where he received a Bachelor of Science degree in Economics from the Wharton School (and was designated a Joseph Wharton Scholar) and a Bachelor of Applied Science from the School of Engineering.

•      Kevin Yonon is a Managing Director of TICC Management, and also holds the same position at Oxford Lane Management, the investment adviser to Oxford Lane Capital Corp. and at Oxford Bridge Management, the investment adviser to Oxford Bridge, LLC. Previously, Mr. Yonon was an Associate at Deutsche Bank Securities and prior to that he was an Analyst at Blackstone Mezzanine Partners. Before joining Blackstone, he worked as an Analyst at Merrill Lynch in the Mergers & Acquisitions group. Mr. Yonon received a B.S. in Economics with concentrations in Finance and Accounting from the Wharton School at the University of Pennsylvania, where he graduated magna cum laude, and an M.B.A. from the Harvard Business School.

Established transaction sourcing network

Through the investment professionals of TICC Management, we have extensive contacts and sources from which to generate investment opportunities. These contacts and sources include private equity funds, companies, brokers and bankers. We believe that senior professionals of TICC Management have developed strong relationships within the investment community over their years within the banking, investment management and equity research fields.

INVESTMENT PROCESS

Identification

We identify opportunities in the CLO market through our network of brokers, dealers, agent banks, collateral mangers and sponsors that we have worked with for several years. The CLO vehicles which we focus on are collateralized primarily by senior secured loans made to companies whose debt is unrated or is rated below investment grade, and generally have very little or no direct exposure to real estate, mortgage loans or to pools of consumer-based debt, such as credit card receivables or auto loans.

We identify and source new prospective corporate debt investments through a network of funds, investment banks, accounting and law firms and direct company relationships. We have identified several criteria that we believe are important in seeking our investment objective. These criteria provide general guidelines for our investment decisions; however, we do not require each prospective investment to meet all or any specific number of these criteria.

•      Experienced management. We generally require that our portfolio companies have an experienced management team. We also prefer the portfolio companies to have in place proper incentives to induce management to succeed and to act in concert with our interests as investors, including having significant equity interests.

•      Significant financial or strategic sponsor and/or strategic partner. We prefer to invest in companies in which established private equity or venture capital funds or other financial or strategic sponsors have previously invested and are willing to make an ongoing contribution to the management of the business, including participation as board members or as business advisers.

•      Strong competitive position in industry. We seek to invest in companies that have developed a competitive position within their respective sector or niche of a specific industry.

•      Profitable on a cash flow basis. We focus on companies that are profitable or nearly profitable on an operating cash flow basis. Typically, we would not expect to invest in start-up companies.

•      Clearly defined exit strategy. Prior to making a direct corporate equity investment and/or an investment in a debt security that is accompanied by an equity-based security in a portfolio company, we analyze the potential for that company to increase the liquidity of its common equity through a future event that would enable us to realize appreciation, if any, in the value of our equity interest. Liquidity events may include an initial public offering, a merger or an acquisition of the company, a private sale of our equity interest to a third party, or a purchase of our equity position by the company or one of its stockholders.

•      Liquidation value of assets. Although we do not operate as an asset-based lender, the prospective liquidation value of the assets, if any, collateralizing the debt securities that we hold is a consideration in our credit analysis. We consider both tangible assets, such as accounts receivable, inventory and equipment, and intangible assets, such as intellectual property, software code, customer lists, networks and databases.

Due diligence

Our due diligence process generally includes some or all of the following elements:

Corporate Loans

Management team and financial sponsor

•      management assessment including a review of management’s track record with respect to product development, sales and marketing, mergers and acquisitions, alliances, collaborations, research and development outsourcing and other strategic activities; and

•      financial sponsor reputation, track record, experience and knowledge (where a financial sponsor is present in a transaction).

Business

•      industry and competitive analysis;

•      assessment of likely exit strategies; and

•      potential regulatory/legal issues.

Financial condition

•      detailed review of the historical financial performance and the quality of earnings;

•      development of detailed pro forma financial projections; and

•      review of assets and liabilities, including contingent liabilities.

Structured Finance Vehicles

•      review of indenture structures;

•      review of underlying collateral loans;

•      analysis of projected future cash flows; and

•      analysis of compliance with covenants.

Contemporaneous with our due diligence process, the investment team presents the investment proposal to our Investment Committee, which currently consists of Messrs. Cohen, Rosenthal and Monasebian. Our Investment Committee reviews and approves each of our portfolio investments.

Investment Characteristics

In identifying corporate debt investments, we seek to ascertain the asset quality as well as the earnings quality of our prospective portfolio companies. Frequently, we obtain a senior secured position and thus receive a perfected, first or second priority security interest in substantially all of our portfolio companies’ assets, which entitles us to a preferred position on payments in the event of liquidation. It should be noted, however, that because we are not primarily an asset-based lender, in the current economic environment, the value of collateral and security interests may dissipate rapidly. In addition, in certain investments we seek loan covenants or to participate in syndicated loans that incorporate loan covenants that assist in the early identification of risk. Our loan documents may include affirmative covenants that require the portfolio company to take specific actions such as periodic financial reporting, notification of material events and compliance with laws, restrictive covenants that prevent portfolio companies from taking a range of significant actions such as incurring additional indebtedness or making acquisitions without our consent, covenants requiring the portfolio company to maintain or achieve specified financial ratios such as debt to cash flow and interest coverage and operating covenants requiring them to maintain certain operational benchmarks such as minimum revenue or minimum cash flow. Our loan documents also provide protection against customary events of default such as non-payment, breach of covenant, insolvency and change of control.

MONITORING RELATIONSHIPS WITH PORTFOLIO COMPANIES

Monitoring

We monitor the financial trends of each portfolio company to assess the appropriate course of action for each investment and to evaluate overall portfolio quality. We closely monitor the status and performance of each individual company on at least a quarterly and, in some cases, a monthly basis.

We have several methods of evaluating and monitoring the performance of our investments, including but not limited to the following:

•      assessment of business development success, and the portfolio company’s overall adherence to its business plan; and

•      review of monthly and/or quarterly financial statements and financial projections for portfolio companies.

In addition, we may from time to time identify investments that require closer monitoring or become workout assets. In such cases, we will develop a strategy for workout assets and periodically gauge our progress against that strategy. As a private debt holder, we may incur losses from our investing activities from time to time, however we attempt where possible to work with troubled portfolio companies in order to recover as much of our investments as is practicable.

Portfolio Grading

We have developed a credit grading system to monitor the quality of our debt investment portfolio. We use an investment rating scale of 1 to 5. The following table provides a description of the conditions associated with each debt investment. Equity securities, including CLO equity tranches, are not graded.

Grade	Summary Description
1	Company is ahead of expectations and/or outperforming financial covenant requirements and such trend is expected to continue.
2	Full repayment of the outstanding amount of TICC’s cost basis and interest is expected for the specific tranche.
3	Closer monitoring is required. Full repayment of the outstanding amount of TICC’s cost basis and interest is expected for the specific tranche.
4

A loss of interest income has occurred or is expected to occur and, in most cases, the investment is placed on non-accrual status. Full repayment of the outstanding amount of TICC’s cost basis is expected for the specific tranche.

5	Full repayment of the outstanding amount of TICC’s cost basis is not expected for the specific tranche and the investment is placed on non-accrual status.

Significant Managerial assistance

As a BDC, we are required to offer significant managerial assistance to portfolio companies. This assistance, were it to be accepted, would typically involve monitoring the operations of portfolio companies, participating in their board and management meetings, consulting with and advising their officers and providing other organizational and financial guidance.

Portfolio Overview

We seek to create a portfolio that includes primarily CLO investments senior secured loans, senior subordinated and junior subordinated debt investments, as well as warrants and other equity instruments we may receive in connection with such debt investments. We generally expect to invest between $5 million and $50 million in each of our portfolio companies. We expect that our investment portfolio will be diversified among a large number of investments with few investments, if any, exceeding 5% of the total portfolio.

The following is a representative list of the industries in which we have invested:

•	Structured finance	•	Diversified insurance
•	Telecommunication services	•	IT consulting
•	Business services	•	Logistics
•	Printing and publishing	•	Travel
•	Financial intermediaries	•	Computer Hardware
•	Software	•	Aerospace and Defense
•	Consumer services	•	Education

During the quarter ended September 30, 2017, we invested approximately $31.2 million comprised of approximately 54.3% in senior secured notes, 35.2% in CLO equity, and 10.5% in CLO debt. At September 30, 2017, our portfolio was invested in approximately 54.8% in senior secured notes, 41.1% in CLO equity and 4.1% in CLO debt and other investments.

TEN LARGEST PORTFOLIO INVESTMENTS AS OF SEPTEMBER 30, 2017

Our ten largest portfolio company investments at September 30, 2017, based on the combined fair value of the debt and equity securities we hold in each portfolio company, were as follows:

For a description of the factors relevant to the changes in the value of the above portfolio investments for the quarter ended September 30, 2017, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Portfolio Grading.”

Set forth below are descriptions of the ten largest portfolio investments as of September 30, 2017:

		At September 30, 2017
		($ in millions)
Portfolio Company	Industry	Cost	Fair Value	Fair Value Percentage of Total Portfolio
Premiere Global Services, Inc.	Business Services	$24.3	$25.2	6.00%
Jackson Hewitt Tax Service, Inc	Consumer Services	19.3	18.8	4.50%
Birch Communications, Inc.	Telecommunication services	20.8	18.3	4.30%
Telos CLO 2014-5, Ltd.	Structured Finance	18.4	16.9	4.00%
AmeriLife Group LLC	Diversified Insurance	15.3	15.2	3.60%
ECI Software Solutions	Software	14.9	15.0	3.60%
Imagine! Print Solutions	Business Services	14.9	14.7	3.50%
Aricent Technologies, Inc	Telecommunication services	14.0	14.1	3.30%
Cedar Funding II CLO, Ltd	Structured Finance	13.7	13.1	3.10%
Polycom, Inc	Business Services	12.8	13.0	3.10%
		$168.4	$164.3	39.0%

Premiere Global Service, Inc.

Premiere Global Services, Inc. is a provider of audio conferencing, web-based and video collaboration services. As of September 30, 2017, approximately $15.8 million and $10.0 million remained outstanding on our investment in the first lien notes and second lien notes, respectively.

Jackson Hewitt Tax Services, Inc.

Jackson Hewitt Tax Service, Inc. is a provider of federal and state tax return preparation services through franchised and company-owned retail stores and kiosks located throughout the United States. As of September 30, 2017, approximately $19.6 million remained outstanding on our investment in first lien notes.

Birch Communications, Inc.

Birch Communications is a provider of IP-based voice and data communications, cloud and managed services to small and medium sized businesses, Mid-Market and Enterprise customers. As of September 30, 2017, approximately $21.5 million remained outstanding on our investment in first lien notes.

Telos CLO 2014-5, Ltd.

Telos CLO 2014-5, Ltd is a collateralized loan obligation investing primarily in U.S.-based senior secured loans. As of September 30, 2017, approximately $28.5 million remained outstanding on our investment.

AmeriLife Group LLC

AmeriLife Group LLC is an independent distributor of health, fixed annuity, life and supplemental insurance products for the senior market (age 65 and over), also providing product development and third party administrative services to insurance carriers. As of September 30, 2017, approximately $15.4 million remained outstanding on our investment in first lien notes.

ECI Software Solutions

ECi Software Solutions is a global end-to-end provider of Enterprise Resource Planning software to more than 14,200 Small- and Medium-Sized Businesses primarily across four end-market verticals (i.e., manufacturing, distribution, field services, and building & construction), with an in-depth manufacturing capability. As of September 30, 2017, $15.0 million remained outstanding on our investment in the second lien notes.

Imagine! Print Solutions

Imagine! Print Solutions is a provider of in-store marketing solutions, including point-of-sale / point-of-purchase marketing campaigns, signage and displays. As of September 30, 2017, $15.0 million remained outstanding on our investment in the second lien notes.

Aricent Technologies, Inc.

Aricent US Inc. is a leading global engineering services and software company with specialized communications domain expertise. As of September 30, 2017, $14.0 million remained outstanding on our investment in the second lien notes.

Cedar Funding II CLO, Ltd.

Cedar Funding II CLO, Ltd. is a collateralized loan obligation investing primarily in U.S.-based senior secured loans. As of September 30, 2017, $18.0 million remained outstanding on our investment.

Polycom, Inc.

Polycom, Inc. is a global provider of open architecture unified communications and collaboration solutions for voice, video, and content sharing. As of September 30, 2017, $13.0 million remained outstanding on our investment in the second lien notes.

Competition

Our primary competitors to provide financing to primarily non-public companies include private equity and venture capital funds, other equity and non-equity based investment funds, including other business development companies, and investment banks and other sources of financing, including traditional financial services companies such as commercial banks and specialty finance companies. Many of these entities have greater financial and managerial resources than we will have. For additional information concerning the competitive risks we face, see “Risk Factors — Risks Relating to Our Business and Structure — We operate in a highly competitive market for investment opportunities.”

Employees

We have no employees. Our day-to-day investment operations are managed by our investment adviser. In addition, we reimburse BDC Partners for an allocable portion of expenses incurred by it in performing its obligations under the Administration Agreement, including a portion of the rent and the compensation of our Chief Financial Officer, Treasurer, Controller, accounting staff and any administrative support staff. We will also pay the costs associated with the functions performed by our Chief Compliance Officer under the terms of an agreement between us and Alaric Compliance Services.

Properties

We do not own any real estate or other physical properties materially important to our operation. Our headquarters are located at 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut, where we occupy our office space pursuant to our Administration Agreement with BDC Partners. We believe that our office facilities are suitable and adequate for our business as it is presently conducted.

Legal Proceedings

We are not currently subject to any material legal proceedings. From time to time, we may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

PORTFOLIO COMPANIES

The following table sets forth certain information as of September 30, 2017 regarding each portfolio company in which we have a debt or equity investment. The general terms of our loans and other investments are described in “Business — Investment Process — Investment Structuring.” We offer to make available significant managerial assistance to our qualified portfolio companies. We may receive rights to observe the meetings of our portfolio companies’ board of directors. Other than these investments, our only relationships with our portfolio companies are the managerial assistance we may separately provide to our portfolio companies, which services would be ancillary to our investments.

COMPANY/INVESTMENT(1)	ADDRESS OF PORTFOLIO COMPANY	PERCENTAGE OF CLASS HELD	COST	FAIR VALUE(2)	% of Net Assets
Senior Secured Notes
Aerospace and Defense
Novetta, LLC
first lien senior secured notes, 6.34% (LIBOR + 5.00%), (1.00% floor) due October 16, 2022(4)(5)(6)(15)	7921 Jones Branch Drive McLean, VA 22102	—	$5,548,448	$5,397,241
Total Aerospace and Defense			$5,548,448	$5,397,241	1.4%

Business Services
Imagine! Print Solutions
second lien senior secured notes, 10.09% (LIBOR + 8.75%), (1.00% floor) due March 30, 2022(4)(5)(15)	1000 Valley Park Drive Minneapolis, MN 55379	—	$14,851,246	$14,700,000

Polycom, Inc.
second lien senior secured notes, 11.24% (LIBOR + 10.00%), (1.00% floor) due September 27, 2024(4)(5)(17)	6001 America Center Drive San Jose, CA 95002	—	12,756,478	13,000,000

Premiere Global Services, Inc.
senior secured notes, 7.78% (LIBOR + 6.50%), (1.00% floor) due December 8, 2021(4)(5)(6)(14)(15)	3280 Peachtree Rd N.E, Suite 1000 Atlanta, GA 30305	—	14,607,301	15,305,279
second lien senior secured notes, 10.74% (LIBOR + 9.50%), (1.00% floor) due June 6, 2022(4)(5)(14)(17)		—	9,728,198	9,875,000
Total Business Services			$51,943,223	$52,880,279	13.8%

Consumer Services
Jackson Hewitt Tax Service, Inc.
first lien senior secured notes, 8.31% (LIBOR + 7.00%), (1.00% floor) due July 30, 2020(4)(5)(6)(15)	3 Sylvan Way Parsippany, NJ 07054	—	$19,296,154	$18,817,412
Total Consumer Services			$19,296,154	$18,817,412	4.9%

Diversified Insurance
AmeriLife Group LLC
first lien senior secured notes, 5.99% (LIBOR + 4.75%), (1.00% floor) due July 10, 2022(4)(5)(6)(17)	2650 McCormick Drive Clearwater, FL 33759	—	$15,329,320	$15,196,764
Total Diversified Insurance			$15,329,320	$15,196,764	4.0%

Education
Edmentum, Inc. (F/K/A “Plato, Inc.”)
first lien senior secured notes, 5.81% (LIBOR + 4.50%), (1.00% floor) Cash, 2.00% PIK due June 10, 2019(3)(4)(5)(6)(15)	5600 W 83rd St Bloomington, MN 55437	—	$5,989,356	$4,517,459
Total Education			$5,989,356	$4,517,459	1.2%

Financial Intermediaries
First American Payment Systems
second lien senior secured notes, 11.73% (LIBOR + 10.50%), (1.00% floor) due July 6, 2024(4)(5)(6)(17)	100 Throckmorton Street, Suite 1800 Fort Worth, Texas 76102	—	$1,457,823	$1,477,500

COMPANY/INVESTMENT(1)	ADDRESS OF PORTFOLIO COMPANY	PERCENTAGE OF CLASS HELD	COST	FAIR VALUE(2)	% of Net Assets
Harbortouch Payments
second lien senior secured notes, 10.74% (LIBOR + 9.50%), (1.00% floor) due October 11, 2024(4)(5)(6)(17)	2202 North Irving Street Allentown, PA 18109	—	$11,793,754	$12,000,000
Total Financial Intermediaries			$13,251,577	$13,477,500	3.5%

Healthcare
Keystone Acquisition Corp.
first lien senior secured notes, 6.58% (LIBOR + 5.25%), (1.00% floor) due May 1, 2024(4)(5)(6)(15)	777 East Park Drive Harrisburg, PA 17111	—	$2,941,950	$2,996,250
second lien senior secured notes, 10.58% (LIBOR + 9.25%), (1.00% floor) due May 1, 2025(4)(5)(6)(15)		—	9,803,106	9,887,500
Total Healthcare			$12,745,056	$12,883,750	3.4%

IT Consulting
Unitek Global Services, Inc.
first lien senior secured tranche B term loan, 9.84% (LIBOR + 8.50%), (1.00% floor) due January 13, 2019(4)(5)(15)	177 Sentry Parkway West Gywnedd Hall, Suite 302	—	$2,624,774	$2,665,135
Total IT Consulting	Blue Bell, PA 19422		$2,624,774	$2,665,135	0.7%

Logistics
Capstone Logistics Acquisition, Inc.
first lien senior secured notes, 5.74% (LIBOR + 4.50%), (1.00% floor) due October 7, 2021(4)(5)(6)(17)	6525 The Corners Pkwy, Suite 520 Norcross, GA 30092	—	$10,554,997	$10,467,761
Total Logistics			$10,554,997	$10,467,761	2.7%

Printing and Publishing
Merrill Communications, LLC
first lien senior secured notes, 6.56% (LIBOR + 5.25%), (1.00% floor ) due June 01, 2022(4)(5)(6)(15)	One Merrill Circle St. Paul, MN 55108	—	$12,638,574	$12,794,214
Total Printing and Publishing			$12,638,574	$12,794,214	3.3%

Software
ECI Software Solutions
second lien senior secured notes, 9.33% (LIBOR + 8.00%), (1.00% floor) due September 29, 2025(4)(5)(15)	5455 Rings Road, Suite 400 Dublin, OH, 43017	—	$14,895,056	$14,962,500

Help/Systems Holdings, Inc.
second lien senior secured notes, 10.83% (LIBOR + 9.50%), (1.00% floor) due October 8, 2022(4)(5)(15)	6533 Flying Cloud Drive Suite 200 Eden Prairie, MN 55344	—	9,707,916	9,791,700
Total Software			$24,602,972	$24,754,200	6.5%

Telecommunications Services
Aricent Technologies, Inc.
second lien senior secured notes, 9.74% (LIBOR + 8.50%), (1.00% floor) due April 14, 2022(4)(5)(17)	303 Twin Dolphin Drive 6th Floor Redwood City, CA 94065	—	$14,008,377	$14,052,500

Birch Communications, Inc.
first lien senior secured notes, 8.55% (LIBOR + 7.25%), (1.00% floor) due July 15, 2020(4)(5)(6)(15)	4885 Riverside Drive #304 Macon, GA 31210	—	20,826,313	18,253,831

Global Tel Link Corp
second lien senior secured notes, 9.08% (LIBOR + 7.75%), (1.25% floor) due November 23, 2020(4)(5)(15)	12021 Sunset Hills Road Suite 100 Reston, VA 20190	—	12,919,938	12,935,000

COMPANY/INVESTMENT(1)	ADDRESS OF PORTFOLIO COMPANY	PERCENTAGE OF CLASS HELD	COST	FAIR VALUE(2)	% of Net Assets
Securus Technologies, Inc.
first lien senior secured notes, 4.75% (LIBOR + 3.50%), (1.25% floor) due April 30, 2020(4)(5)(6)(17)	14651 Dallas Parkway Dallas, TX 75204	—	$5,614,900	$5,638,392
second lien senior secured notes,9.00% (LIBOR + 7.75%), (1.25% floor) due April 30, 2021(4)(5)(15)		—	6,382,803	6,405,312
Total Telecommunication Services			$59,752,331	$57,285,035	15.0%
Total Senior Secured Notes			$234,276,782	$231,136,750	60.4%

Subordinated Debt
IT Consulting
Unitek Global Services, Inc.
Holdco PIK Debt Cash 0.00%, 15.00% PIK, due July 13, 2019(3)(5)	177 Sentry Parkway West Gywnedd Hall, Suite 302	—	$748,183	$757,820
Total IT Consulting	Blue Bell, PA 19422		$748,183	$757,820	0.2%
Total Subordinated Debt			$748,183	$757,820	0.2%

Collateralized Loan Obligation - Debt Investments
Structured Finance
Catamaran CLO 2012-1 Ltd.
CLO secured class F notes, 7.52% (LIBOR + 6.25%), due December 20, 2023(4)(5)(11)(12)(15)	c/o Appleby Trust (Cayman) Ltd. Clifton House	—	$1,182,662	$1,218,750
	75 Fort Street
	PO Box 1350
	Grand Cayman KY1-1108
	Cayman Islands

Jamestown CLO V Ltd.
CLO secured class F notes, 7.15% (LIBOR + 5.85%), due January 17, 2027(4)(5)(11)(12)(15)	c/o Appleby Trust (Cayman) Ltd., Clifton House	—	3,288,787	3,262,800
	75 Fort Street
	PO Box 1350
	Grand Cayman KY1-1108,
	Cayman Islands
Total Structured Finance		—	$4,471,449	$4,481,550	1.2%
Total Collateralized Loan Obligation - Debt Investments			$4,471,449	$4,481,550	1.2%

Collateralized Loan Obligation - Equity Investments
Structured Finance
AMMC CLO XI, Ltd.
CLO subordinated notes, estimated yield 12.24% due October 30, 2023(9)(11)(12)(19)	c/o MaplesFS Limited P.O. Box 1093	13.5%	$3,766,347	$3,000,000
	Queensgate House,
	Grand Cayman, KY1-1102
	Cayman Islands

AMMC CLO XII, Ltd.
CLO subordinated notes, estimated yield 4.05% due May 10, 2025(9)(11)(12)(19)	c/o MaplesFS Limited P.O. Box 1093	32.3%	6,678,484	5,427,000
	Queensgate House,
	Grand Cayman, KY1-1102
	Cayman Islands

COMPANY/INVESTMENT(1)	ADDRESS OF PORTFOLIO COMPANY	PERCENTAGE OF CLASS HELD	COST	FAIR VALUE(2)	% of Net Assets
Anchorage Capital 6 CLO, Ltd.
CLO subordinated notes, estimated yield 16.58% due July 15, 2030(9)(11)(12)(19)	c/o Intertrust SPV (Cayman) Limited 190 Elgin Avenue	9.4%	$3,366,362	$3,256,696
	George Town
	Grand Cayman, KY1-9005
	Cayman Islands

Ares XXV CLO Ltd.
CLO subordinated notes, estimated yield 0.00% due January 17, 2024(9)(10)(11)(12)(19)	c/o MaplesFS Limited P.O. Box 1093	25.7%	317,125	—
	Boundary Hall
	Cricket Square,
	Grand Cayman, KY1-1102
	Cayman Islands
Ares XXVI CLO Ltd.
CLO subordinated notes, estimated yield 4.29% due April 15, 2025(9)(11)(12)(19)	c/o MaplesFS Limited	17.9%	8,496,368	6,701,691
	P.O. Box 1093
	Boundary Hall
	Cricket Square,
	Grand Cayman, KY1-1102

Carlyle Global Market Strategies CLO 2013-2, Ltd.
CLO subordinated notes, estimated yield 9.82% due April 18, 2025(9)(11)(12)(19)	c/o Intertrust SPV (Cayman) Limited, 190 Elgin Avenue	18.5%	5,932,670	5,593,861
	George Town
	Grand Cayman, KY1-9005
	Cayman Islands

Catamaran CLO 2012-1 Ltd.
CLO subordinated notes, estimated yield 2.37% due December 20, 2023(9)(11)(12)(19)	c/o Appleby Trust (Cayman) Ltd. Clifton House	64.1%	9,521,922	4,140,000
	75 Fort Street
	PO Box 1350
	Grand Cayman, KY1-1108
	Cayman Islands

Cedar Funding II CLO, Ltd.
CLO subordinated notes, estimated yield 15.32% due March 09, 2025(9)(11)(12)(19)	c/o Estera Trust (Cayman) Limited, Clifton House	51.8%	13,658,689	13,140,000
	75 Fort Street
	PO Box 1350
	Grand Cayman, KY1-1108
	Cayman Islands

Cedar Funding VI CLO, Ltd.
CLO subordinated notes, estimated yield 14.88% due October 20, 2028(9)(11)(12)(19)	c/o Estera Trust (Cayman) Limited, Clifton House	20.3%	7,008,964	7,007,000
	75 Fort Street
	PO Box 1350
	Grand Cayman, KY1-1108
	Cayman Islands

COMPANY/INVESTMENT(1)	ADDRESS OF PORTFOLIO COMPANY	PERCENTAGE OF CLASS HELD	COST	FAIR VALUE(2)	% of Net Assets
CIFC Funding 2012-1, Ltd.
CLO subordinated notes, estimated yield 0.00% due August 14, 2024(9)(10)(11)(12)(19)	c/o MaplesFS Limited P.O. Box 1093	31.1%	$213,307	$133,875
	Boundary Hall
	Cricket Square,
	Grand Cayman, KY1-1102
	Cayman Islands

CIFC Funding 2014-3, Ltd.
CLO subordinated notes, estimated yield 15.10% due July 22, 2026(9)(11)(12)(19)	c/o MaplesFS Limited P.O. Box 1093	13.8%	6,996,163	6,400,000
	Boundary Hall
	Cricket Square,
	Grand Cayman, KY1-1102
	Cayman Islands

Eaton Vance 2015-1, Ltd.
CLO subordinated notes, estimated yield 13.62% due October 20, 2026(9)(11)(12)(19)	c/o Appleby Trust (Cayman) Ltd. Clifton House	23.0%	5,109,292	5,475,000
	75 Fort Street
	PO Box 1350
	Grand Cayman KY1-1108
	Cayman Islands

Galaxy XVII CLO, Ltd.
CLO subordinated notes, estimated yield 24.75% due April 25, 2025(9)(11)(12)(19)	c/o MaplesFS Limited P.O. Box 1093	4.0%	900,698	860,000
	Boundary Hall
	Cricket Square,
	Grand Cayman, KY1-1102
	Cayman Islands

GoldenTree Loan Opportunities VII, Ltd.
CLO subordinated notes, estimated yield 19.39% due April 25, 2025(9)(11)(12)(19)	c/o MaplesFS Limited P.O. Box 1093	7.6%	2,621,693	2,568,500
	Boundary Hall
	Cricket Square,
	Grand Cayman, KY1-1102
	Cayman Islands

Hull Street CLO Ltd.
CLO subordinated notes, estimated yield -1.14% due October 18, 2026(9)(11)(12)(19)	c/o MaplesFS Limited P.O. Box 1093	11.1%	2,941,954	1,350,000
	Boundary Hall
	Cricket Square,
	Grand Cayman, KY1-1102
	Cayman Islands

Ivy Hill Middle Market Credit Fund VII, Ltd.
CLO subordinated notes, estimated yield 17.21% due October 20, 2025(9)(11)(12)(19)	c/o MaplesFS Limited P.O. Box 1093	27.6%	11,434,840	10,151,717
	Boundary Hall
	Cricket Square,
	Grand Cayman, KY1-1102
	Cayman Islands

COMPANY/INVESTMENT(1)	ADDRESS OF PORTFOLIO COMPANY	PERCENTAGE OF CLASS HELD	COST	FAIR VALUE(2)	% of Net Assets
Jamestown CLO V Ltd.
CLO subordinated notes, estimated yield 18.20% due January 17, 2027(9)(11)(12)(19)	c/o Appleby Trust (Cayman) Ltd. Clifton House	22.9%	$4,933,371	$3,200,000
	75 Fort Street
	PO Box 1350
	Grand Cayman KY1-1108,
	Cayman Islands

KVK CLO 2013-2, Ltd.
CLO subordinated notes, estimated yield 37.81% due January 15, 2026(9)(11)(12)(19)	c/o MaplesFS Limited P.O. Box 1093	33.5%	6,739,198	5,467,000
	Boundary Hall
	Cricket Square
	Grand Cayman, KY1-1102
	Cayman Islands

Madison Park Funding XIX, Ltd.
CLO subordinated notes, estimated yield 13.63% due January 22, 2028(9)(11)(12)(19)	c/o Appleby Trust (Cayman) Ltd. Clifton House	11.9%	5,315,388	5,585,175
	75 Fort Street
	PO Box 1350
	Grand Cayman KY1-1108
	Cayman Islands

Marea CLO, Ltd.
CLO subordinated notes, estimated yield 0.00% due October 15, 2023(9)(10)(11)(12)(19)	c/o Appleby Trust (Cayman) Ltd. Clifton House	32.8%	2,664,610	—
	75 Fort Street
	PO Box 1350
	Grand Cayman KY1-1108
	Cayman Islands

Mountain Hawk III CLO, Ltd.
CLO M notes due April 18, 2025(11)(12)(13)	c/o MaplesFS Limited P.O. Box 1093	—	—	109,020
	Boundary Hall
	Cricket Square
	Grand Cayman, KY1-1102
	Cayman Islands

Regatta V Funding, Ltd.
CLO subordinated notes, estimated yield 18.78% due October 25, 2026(9)(11)(12)(19)	c/o Appleby Trust (Cayman) Ltd. Clifton House	5.5%	1,826,552	1,800,000
	75 Fort Street
	PO Box 1350
	Grand Cayman KY1-1108
	Cayman Islands

Steele Creek CLO 2014-1, Ltd.
CLO subordinated notes, estimated yield 18.97% due August 21, 2026(9)(11)(12)(19)	c/o MaplesFS Limited P.O. Box 1093	13.3%	4,294,553	4,320,000
	Boundary Hall
	Cricket Square
	Grand Cayman, KY1-1102
	Cayman Islands

COMPANY/INVESTMENT(1)	ADDRESS OF PORTFOLIO COMPANY	PERCENTAGE OF CLASS HELD	COST	FAIR VALUE(2)	% of Net Assets
Telos CLO 2013-3, Ltd.
CLO subordinated notes, estimated yield 20.20% due July 17, 2026(9)(11)(12)(19)	c/o Appleby Trust (Cayman) Ltd. Clifton House	30.4%	$9,146,221	$7,946,285
	75 Fort Street
	PO Box 1350
	Grand Cayman KY1-1108
	Cayman Islands

Telos CLO 2013-4, Ltd.
CLO subordinated notes, estimated yield 26.48% due July 17, 2024(9)(11)(12)(19)	c/o Appleby Trust (Cayman) Ltd. Clifton House	30.7%	6,941,608	6,578,091
	75 Fort Street
	PO Box 1350
	Grand Cayman KY1-1108
	Cayman Islands

Telos CLO 2014-5, Ltd.
CLO subordinated notes, estimated yield 21.10% due April 17, 2025(9)(11)(12)(19)	c/o Appleby Trust (Cayman) Ltd. Clifton House	80.1%	18,448,186	16,898,211
	75 Fort Street
	PO Box 1350
	Grand Cayman KY1-1108
	Cayman Islands

Venture XIV, Ltd.
CLO subordinated notes, estimated yield 19.47% due August 28, 2029(9)(11)(12)(19)	c/o MaplesFS Limited P.O. Box 1093	8.9%	3,214,363	2,835,000
	Boundary Hall
	Cricket Square
	Grand Cayman, KY1-1102
	Cayman Islands

Venture XVII, Ltd.
CLO subordinated notes, estimated yield 20.20% due July 15, 2026(9)(11)(12)(19)	c/o MaplesFS Limited P.O. Box 1093	8.6%	4,219,279	3,728,873
	Boundary Hall
	Cricket Square
	Grand Cayman, KY1-1102
	Cayman Islands

Venture XXIV CLO, Ltd.
CLO subordinated notes, estimated yield 16.14% due October 20, 2028(9)(11)(12)(19)	c/o MaplesFS Limited P.O. Box 1093	8.8%	3,346,166	3,262,500
	Boundary Hall
	Cricket Square
	Grand Cayman, KY1-1102
	Cayman Islands

Vibrant CLO V, Ltd.
CLO subordinated notes, estimated yield 18.98% due January 20, 2029(9)(11)(12)(19)	c/o MaplesFS Limited P.O. Box 1093	30.3%	11,990,357	11,588,500
	Boundary Hall
	Cricket Square
	Grand Cayman, KY1-1102
	Cayman Islands

COMPANY/INVESTMENT(1)	ADDRESS OF PORTFOLIO COMPANY	PERCENTAGE OF CLASS HELD	COST	FAIR VALUE(2)	% of Net Assets
West CLO 2014-1, Ltd.
CLO subordinated notes, estimated yield 24.57% due July 18, 2026(9)(11)(12)(19)	c/o Appleby Trust (Cayman) Ltd. Clifton House	26.7%	$9,068,058	$9,180,000
	75 Fort Street
	PO Box 1350
	Grand Cayman KY1-1108
	Cayman Islands

Windriver 2012-1 CLO, Ltd.
CLO subordinated notes, estimated yield 11.02% due January 17, 2024(9)(11)(12)(19)	c/o MaplesFS Limited P.O. Box 1093	70.6%	4,831,741	4,057,494
	Boundary Hall
	Cricket Square,
	Grand Cayman, KY1-1102
	Cayman Islands

Zais CLO 6, Ltd.
CLO subordinated notes, estimated yield 20.32% due July 15, 2029(9)(11)(12)(19)	c/o MaplesFS Limited P.O. Box 1093	20.2%	9,425,570	10,185,000
	Boundary Hall
	Cricket Square
	Grand Cayman, KY1-1102
	Cayman Islands

CLO Equity Side Letter Related Investments(11)(12)(13)			$125,000	$1,616,116
Total Structured Finance			$195,495,102	$173,562,605	45.4%
Total Collateralized Loan Obligation - Equity Investments			$195,495,102	$173,562,605	45.4%

Common Stock
IT Consulting	177 Sentry Parkway West
Unitek Global Services	Gywnedd Hall, Suite 302
common equity(7)(10)	Blue Bell, PA 19422		$684,960	$622,094
Total IT Consulting			$684,960	$622,094	0.2%
Total Common Stock			$684,960	$622,094	0.2%
Preferred Equity
IT Consulting	177 Sentry Parkway West
Unitek Global Services, Inc.	Gywnedd Hall, Suite 302
Series A Senior Preferred Equity(7)	Blue Bell, PA 19422		$2,762,421	$3,122,553
Series A Preferred Equity(7)			3,677,000	8,046,681
Total IT Consulting			$6,439,421	$11,169,234	2.9%
Total Preferred Equity			$6,439,421	$11,169,234	2.9%

Warrants
IT Consulting	177 Sentry Parkway West
Unitek Global Services, Inc.	Gywnedd Hall, Suite 302
Warrants to purchase common stock(7)	Blue Bell, PA 19422		$-	$-
Total IT Consulting			$-	$-	0.0%
Total Warrants			$-	$-	0.0%

Other Investments
Software
Algorithmic Implementations, Inc. (d/b/a “Ai Squared”)	130 Taconic Business Park Road Manchester Center, VT 05255
Earnout payments(7)(20)			$500,000	$500
Total Software			$500,000	$500	0.0%
Total Other Investments			$500,000	$500	0.0%

Total Investments in Securities(8)			$442,615,897	$421,730,553	110.3%

____________

(1)   Other than Unitek Global Services, Inc., of which we are deemed to be an “affiliate,” we do not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the Investment Company Act of 1940 (the “1940 Act”). In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its voting securities.

(2)   Fair value is determined in good faith by the Board of Directors of the Company.

(3)   Portfolio includes $ 6,763,573 of principal amount of debt investments which contain a PIK provision at September 30, 2017.

(4)   Notes bear interest at variable rates.

(5)   Cost value reflects accretion of original issue discount or market discount.

(6)   Cost value reflects repayment of principal.

(7)   Non-income producing at the relevant period end.

(8)   Aggregate gross unrealized appreciation for federal income tax purposes is $12,832,544; aggregate gross unrealized depreciation for federal income tax purposes is $76,038,143. Net unrealized depreciation is $63,205,599 based upon a tax cost basis of $484,936,152.

(9)   Cost value reflects accretion of effective yield less any cash distributions received or entitled to be received from CLO equity investments.

(10) The CLO equity investment was optionally redeemed. Refer to “Note 3. Summary of Significant Accounting Policies.”

(11) Indicates assets that the Company believes do not represent “qualifying assets” under Section 55(a) of the 1940 Act Qualifying assets must represent at least 70% of the Company’s total assets at the time of acquisition of any additional non-qualifying assets. As of September 30, 2017, the Company held qualifying assets that represented 67.3% of its total assets.

(12) Investment not domiciled in the United States.

(13) Fair value represents discounted cash flows associated with fees earned from CLO equity investments.

(14) Aggregate investments represent greater than 5% of net assets.

(15) The principal balance outstanding for this debt investment, in whole or in part, is indexed to 90-day LIBOR.

(16) The principal balance outstanding for this debt investment, in whole or in part, is indexed to 1-year LIBOR.

(17) The principal balance outstanding for this debt investment, in whole or in part, is indexed to 30-day LIBOR.

(18) The principal balance outstanding for this debt investment, in whole or in part, is indexed to 180-day LIBOR.

(19) The CLO subordinated notes and income notes are considered equity positions in the CLO funds. Equity investments are entitled to recurring distributions which are generally equal to the remaining cash flow of the payments made by the underlying fund’s securities less contractual payments to debt holders and fund expenses. The estimated yield indicated is based upon a current projection of the amount and timing of these recurring distributions and the estimated amount of repayment of principal upon expected redemption. Such projections are periodically reviewed and adjusted, and the estimated yield may not ultimately be realized.

(20) Represents the earnout payments related to the sale of Algorithmic Implementations, Inc. (d/b/a “Ai Squared”).

(21) Represents cash equivalents held in money market accounts as of September 30, 2017.

As of September 30, 2017, none of our portfolio companies individually represented more than 5% of our total assets.

DETERMINATION OF NET ASSET VALUE

We determine the net asset value per share of our common stock quarterly, or more frequently if required under the 1940 Act. The net asset value per share is equal to the value of our total assets minus liabilities and any preferred stock outstanding divided by the total number of shares of common stock outstanding. As of the date of this prospectus, we do not have any preferred stock outstanding.

Value, as defined in Section 2(a)(41) of 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by our Board of Directors, based on, among other things, the input of the Adviser, the Valuation Committee and third-party valuation firms (each, a “Third-Party Valuation Firm”) engaged at the direction of the Board of Directors.

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. We are required to specifically value each individual investment on a quarterly basis. Our investments are valued in accordance with written valuation procedures, which are approved by our Board of Directors and are in compliance with Section 2(a)(41) of the 1940 Act.

Our Board of Directors is ultimately and solely responsible for determining, in good faith, the fair value of our portfolio investments on a quarterly basis. In connection with that determination, members of TICC Management’s portfolio management team prepare portfolio company valuations using the most recent portfolio company financial statements, forecasts and other relevant financial information and recommend a valuation to the Valuation Committee with respect to each portfolio company. Since March 2004, we have engaged Third-Party Valuation Firms to provide assistance in valuing our bilateral investments and certain of our syndicated loans, although our Board of Directors ultimately determines the appropriate valuation of each such investment. The frequency of when a Third-Party Valuation Firm will provide such assistance with respect to an investment is dependent upon the credit rating of such investment.

We apply fair value accounting in accordance with the principles underlying ASC 820-10. Our quarterly valuation procedures are set forth in more detail in our written valuation procedures and are summarized below:

(1)	Securities and futures contracts for which the primary market is on an exchange, other than options, are valued at the last closing price on such exchange prior to or on the day of valuation. Options for which the primary market is on an exchange are valued at the last sale price on such exchange on the day of valuation or, if there is no last sale price on such day, at the mean of the bid and asked prices on such day or the last bid price on such day in the absence of an asked price.

(2)	Public securities or equity securities of public companies issued in a private placement that are traded in the over-the-counter market, including listed securities and securities eligible for resale pursuant to Rule 144A under the Securities Act, for which the primary market is believed by the Adviser to be over-the-counter, are valued by an independent pricing service or by taking the average of one or more prices provided by principal market makers, primary market dealers or primary dealers (each, a “Pricing Source”).

(3)	Debt securities purchased with remaining maturities of 60 days or less are generally be valued at cost with interest accrued or discount amortized to the date of maturity or in such other manner consistent with market practice and recognized under generally accepted accounting principles.

(4)	Fee letters are valued based on discounting expected cash flows over their expected life using a spread over a market benchmark as determined by reference to the seniority of the fee in the capital structure.

(5)	Where readily available and a Pricing Source has shown by reputation or performance to be generally accurate, all other securities are initially priced by a Pricing Source. However, for any such security for which reliable market quotations are not readily available and for which the Pricing Source does not provide a valuation or methodology, or provides a valuation or methodology that in the judgment of the Adviser or Board of Directors does not represent fair value, or where in the judgement of the Adviser, the Company is in possession of more accurate or current market information (“Fair Value Securities”), are each be valued as follows: (i) for Bilateral Investment Securities (as defined below) that, when combined with all other investments in the same portfolio company, (a) have a value as of the previous quarter of greater than or equal to 2.5% of the Company’s total assets as of the previous quarter and (b) have a value as of the current quarter of greater than or equal to 2.5% of the Company’s total assets, after taking into account any repayment of principal during the current quarter, by one or more Third-Party Valuation Firms approved by the Board of Directors or (ii) by the Adviser; provided, that (x) the Board of Directors ultimately determines, in good faith, the fair value of the Fair Value Securities after review of the valuations prepared by the Third-Party Valuation Firms and the Adviser, respectively, and (y) the Adviser retains the authority to seek, on behalf of the Company, third-party valuations of any Fair Value Securities, regardless of whether such third-party valuations are required. The term “Bilateral Investment Securities” means debt and equity investments directly negotiated between the Company and a portfolio company, but excludes syndicated loans (i.e., corporate loans arranged by an agent on behalf of a company, portions of which are held by multiple investors in addition to TICC).

The recommendation of fair value prepared by the Third-Party Valuation Firms or the Adviser is based on a variety of factors, as applicable in the judgment of the Third-Party Valuation Firms or the Adviser.

Determinations in Connection with Offerings

In connection with any offering of shares of our common stock, our Board of Directors or a committee thereof will be required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our Board of Directors or a committee thereof will consider the following factors, among others, in making such determination:

•      the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC;

•      our management’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value of our common stock and ending as of a time within 48 hours (excluding Sundays and holidays) of the sale of our common stock; and

•      the magnitude of the difference between (i) a value that our Board of Directors or an authorized committee thereof has determined reflects the current (as of a time within 48 hours, excluding Sundays and holidays) net asset value of our common stock, which is based upon the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC, as adjusted to reflect our management’s assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and (ii) the offering price of the shares of our common stock in the proposed offering.

Moreover, to the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or (ii) trigger the undertaking (which we provide in certain registration statements we file with the SEC) to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value of our common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, our Board of Directors will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value of our common stock within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine the net asset value of our common stock to ensure that such undertaking has not been triggered.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

MANAGEMENT

Our Board of Directors oversees our management. Our Board of Directors currently consists of five members, three of whom are not “interested persons” of TICC as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our Board of Directors elects our officers, who serve at the discretion of our Board of Directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. Our Board of Directors has also established an Audit Committee, a Nominating and Corporate Governance Committee, a Valuation Committee, and a Compensation Committee, and may establish additional committees in the future.

Board of Directors and Executive Officers

Directors

Information regarding our Board of Directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested Directors
Jonathan H. Cohen	52	Chief Executive Officer and Director	2003	2018
Charles M. Royce	78	Chairman of the Board and Director	2003	2020
Independent Directors
Steven P. Novak	69	Director	2003	2020
Richard W. Neu	61	Director	2016	2019
George Stelljes III	55	Director	2016	2018

The address for each of our directors is c/o TICC Capital Corp., 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830.

Executive Officers Who Are Not Directors

Name	Age	Position
Saul B. Rosenthal	49	President and Chief Operating Officer
Bruce L. Rubin	57	Chief Financial Officer, Treasurer and Corporate Secretary
Gerald Cummins	62	Chief Compliance Officer

Biographical Information

Directors

Our directors have been divided into two groups — interested directors and independent directors. An interested director is an “interested person” as defined in Section 2(a)(19) of the 1940 Act.

Interested Directors

Mr. Cohen is an “interested person” of TICC as defined in the 1940 Act due to his position as Chief Executive Officer of TICC and TICC Management, TICC’s investment adviser, and as the managing member of BDC Partners, the managing member of TICC Management. Mr. Royce is an interested person due to his ownership of a minority, non-controlling interest in TICC Management. Mr. Royce is also a non-managing member of Oxford Lane Management, LLC.

Jonathan H. Cohen has served as Chief Executive Officer of both TICC and TICC Management, and as the managing member of BDC Partners, since 2003. Mr. Cohen has also served as Chief Executive Officer and Director of Oxford Lane Capital Corp. (NasdaqGS:OXLC), a registered closed-end fund, and as Chief Executive Officer of Oxford Lane Management, since 2010. Mr. Cohen has also served since 2015 as the Chief Executive Officer of Oxford Bridge Management, LLC, the investment adviser to Oxford Bridge, LLC, a private investment fund. Previously, Mr. Cohen managed technology equity research groups at Wit Capital, Merrill Lynch, UBS and Smith Barney. Mr. Cohen is member of the Board of Trustees of Connecticut College. Mr. Cohen received a B.A. in Economics from Connecticut College and an M.B.A. from Columbia

University. Mr. Cohen’s depth of experience in managerial positions in investment management, securities research and financial services, as well as his intimate knowledge of our business and operations, gives our Board of Directors valuable industry-specific knowledge and expertise on these and other matters.

Charles M. Royce currently serves as Chairman of the Board of Managers of Royce & Associates, LLC. Prior to 2017, Mr. Royce served as Chief Executive Officer of Royce & Associates since 1972. He also manages or co-manages eight of Royce & Associates, LLC’s open- and closed-end registered funds. Mr. Royce serves on the Board of Trustees of The Royce Funds. Mr. Royce’s history with us, familiarity with our investment platform, and extensive knowledge of the financial services industry and the investment valuation process in particular qualify him to serve as a member of our Board of Directors.

Independent Directors

The following directors are not “interested persons” of TICC, as defined in the 1940 Act.

Steven P. Novak currently serves as Chairman of the Board of Directors and Chief Executive Officer of Quisk, Inc. an early stage mobile payments company, and is the Founder and former Chairman of the Board of Directors of Mederi Therapeutics Inc., an early stage medical device company. Until July 2010, Mr. Novak also served on the Board of Directors of CyberSource Corporation, an Internet based payments processor company, where he served as the Lead Independent Director and Chairman of the Nominating Committee, having formerly chaired its Audit committee. Mr. Novak previously served as President of Palladio Capital Management, LLC and as the Principal and Managing Member of the General Partner of Palladio Partners, LP, an equities hedge fund, from July 2002 until July 2009. Mr. Novak received a Bachelor of Science degree from Purdue University and an M.B.A. from Harvard University. A Chartered Financial Analyst, Mr. Novak’s financial expertise from his experience as a financial manager and varied roles on the boards of both publicly-traded and privately-held companies qualifies him to serve as chairman of our Board of Directors and provides our Board of Directors with particular technology-related knowledge and the perspective of a knowledgeable corporate leader.

Richard W. Neu currently serves on the board of directors, including on the audit committee, the compensation committee and as a lead director, of Tempur Sealy International, Inc., a manufacturer of mattresses and bedding products. Mr. Neu also currently serves on the board of directors, as chair of the audit committee and as a member of the executive, integration risk oversight and trust committees of Huntington Bancshares Incorporated, a bank holding company. Until the sale of the company in 2012, he was the lead director and a member of the audit committee and governance committee of Dollar Thrifty Automotive Group, Inc., a car rental business, having served as the chairman of the Dollar Thrifty board of directors from 2010 through 2011. Mr. Neu also served as a director of MCG Capital Corporation, a business development company, from 2007 until its sale in 2015, and during this period served as chairman of the board from 2009 to 2015 and as Chief Executive Officer from November 2011 to November 2012. Mr. Neu served from 1985 to 2004 as Chief Financial Officer of Charter One Financial, Inc., a major regional bank holding company, and a predecessor firm, and as a director of Charter One Financial, Inc. from 1992 to August 2004. Mr. Neu previously worked for KPMG as a senior audit manager. Mr. Neu received a B.B.A. from Eastern Michigan University with a major in accounting. Mr. Neu was selected to serve as a director on our board of directors due to his extensive knowledge and experience handling complex financial and operational issues through his service as both a director and executive officer of a variety of public companies.

George “Chip” Stelljes III is currently the managing partner of St. John’s Capital, LLC, a vehicle used to make private equity investments. From 2001 to 2013, Mr. Stelljes held various senior positions with the Gladstone Companies, including serving as the chief investment officer, president and a director of Gladstone Capital Corporation and Gladstone Investment Corporation, both of which are business development companies, of Gladstone Commercial Corporation, a real estate investment trust, and of their registered investment adviser, Gladstone Management Corporation. From 1999 to 2001, Mr. Stelljes was a co-founder and managing member of Camden Partners, a private equity firm which finances high growth companies in communications, education, healthcare and business services sectors. From 1997 to 1999, Mr. Stelljes was a managing director and partner of Columbia Capital, a venture capital firm focused on investments in communications and information technology. From 1989 to 1997, Mr. Stelljes held various positions, including executive vice president and principal, with the Allied Capital companies. From 2001 through 2012, Mr. Stelljes served as a general partner and investment committee member of Patriot Capital and Patriot Capital II, which are private equity funds. Mr. Stelljes currently serves on the board of directors of Intrepid Capital Corporation, an asset management firm. Mr. Stelljes is also currently the chairman of the board of directors of The 504 Fund, a closed-end investment company that operates as an interval fund. He is also a former board member and regional president of the National Association of Small Business Investment Companies.

Mr. Stelljes holds an MBA from the University of Virginia and a BA in Economics from Vanderbilt University. Mr. Stelljes was selected to serve as a director on our board of directors due to his more than twenty-five years of experience in the investment analysis, management, and advisory industries.

Executive Officers Who Are Not Directors

Saul B. Rosenthal has served as Chief Operating Officer since 2003 and President since 2004 of TICC and TICC Management, and is a member of BDC Partners. In addition, Mr. Rosenthal has served as President and a Director of Oxford Lane Capital Corp. (NasdaqGS:OXLC), a registered closed-end fund, and as President of Oxford Lane Management, since 2010. Mr. Rosenthal has also served since 2015 as President of Oxford Bridge Management, the investment adviser to Oxford Bridge, LLC, a private investment fund. Mr. Rosenthal was previously an attorney at the law firm of Shearman & Sterling LLP. Mr. Rosenthal serves on the boards of Lift Forward, Inc., the National Museum of Mathematics and YPO New York City. Mr. Rosenthal received a B.S., magna cum laude, from the Wharton School of the University of Pennsylvania, a J.D. from Columbia University Law School, where he was a Harlan Fiske Stone Scholar, and a LL.M. (Taxation) from New York University School of Law.

Bruce L. Rubin has served as the Company’s Controller since 2005, the Company’s Senior Vice President and Treasurer since 2009, the Company’s Chief Accounting Officer since August 2015 and the Company’s Chief Financial Officer and Secretary since August 2015. Mr. Rubin has also served as Oxford Lane Capital Corp.’s Chief Financial Officer and Secretary since August 2015, and as its Treasurer and Controller since its initial public offering in 2011. Mr. Rubin also currently serves as the Chief Financial Officer and Secretary of Oxford Lane Management, LLC, TICC Management, BDC Partners and Oxford Bridge Management, LLC. From 1995 to 2003, Mr. Rubin was the Assistant Treasurer & Director of Financial Planning of the New York Mercantile Exchange, Inc., the largest physical commodities futures exchange in the world and has extensive experience with Sarbanes-Oxley, treasury operations and SEC reporting requirements. From 1989 to 1995, Mr. Rubin was a manager in financial operations for the American Stock Exchange, where he was primarily responsible for budgeting matters. Mr. Rubin began his career in commercial banking as an auditor primarily of the commercial lending and municipal bond dealer areas. Mr. Rubin received his BBA in Accounting from Hofstra University where he also obtained his M.B.A. in Finance.

Gerald Cummins has served as the Company’s Chief Compliance Officer since June 2015 pursuant to an agreement between the Company and Alaric Compliance Services, LLC, a compliance consulting firm. Mr. Cummins also currently serves as the Chief Compliance Officer of TICC Management, Oxford Lane Capital Corp., Oxford Lane Management, LLC, BDC Partners, LLC and since 2015 Oxford Bridge Management, LLC. Mr. Cummins has been a Director of Alaric Compliance Services, LLC since June 2014 and in that capacity he also serves as the Chief Compliance Officer to a private equity firm. Prior to joining Alaric Compliance Services, LLC, Mr. Cummins was a consultant for Barclays Capital Inc. from 2012 to 2013, where he participated in numerous compliance projects on pricing and valuation, compliance assessments, and compliance policy and procedure development. Prior to his consulting work at Barclays, Mr. Cummins was from 2010 to 2011 the Chief Operating Officer and the Chief Compliance Officer for BroadArch Capital and from 2009 to 2011 the Chief Financial Officer and Chief Compliance Officer to its predecessor New Castle Funds, a long-short equity asset manager. Prior to that, Mr. Cummins spent 25 years at Bear Stearns Asset Management, where he was a Managing Director and held senior compliance, controllers and operations risk positions. Mr. Cummins graduated with a B.A. in Mathematics from Fordham University.

Director Independence

In accordance with rules of the NASDAQ Stock Market, our Board of Directors annually determines each director’s independence. We do not consider a director independent unless our Board of Directors has determined that he or she has no material relationship with us. We monitor the relationships of our directors and officers through a questionnaire each director completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes.

In order to evaluate the materiality of any such relationship, our Board of Directors uses the definition of director independence set forth in the rules promulgated by the NASDAQ Stock Market. Rule 5605(a)(2) provides that a director of a BDC, shall be considered to be independent if he or she is not an “interested person” of TICC, as defined in Section 2(a)(19) of the 1940 Act.

The Board of Directors has determined that each of the directors is independent and has no relationship with us, except as a director and stockholder, with the exception of Jonathan H. Cohen, as a result of his position as our Chief Executive Officer, and Charles M. Royce, as a result of his ownership of a minority, non-controlling interest in our investment adviser, TICC Management.

Board Leadership Structure

Our Board of Directors monitors and performs an oversight role with respect to the business and affairs of TICC, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to TICC. Among other things, our Board of Directors approves the appointment of our investment adviser and officers, reviews and monitors the services and activities performed by our investment adviser and executive officers, and approves the engagement, and reviews the performance, of our independent registered public accounting firm.

Under our bylaws, our Board of Directors may designate a Chairman to preside over the meetings of our Board of Directors and meetings of the stockholders and to perform such other duties as may be assigned to him by our Board of Directors. On March 1, 2016, Mr. Novak was appointed as the Chairman of our Board of Directors. Mr. Novak is not an “interested person” of TICC as defined in Section 2(a)(19) of the 1940 Act. We believe that Mr. Novak’s financial expertise from his experience as a financial manager and varied roles on the boards of both publicly-traded and privately-held companies qualifies him to serve as the Chairman of our Board of Directors and provides our Board with particular technology-related knowledge and the perspective of a knowledgeable corporate leader. We believe that we are best served through this existing leadership structure, as Mr. Novak encourages an open dialogue between management and our Board of Directors, ensuring that these groups act with a common purpose with respect to the Company.

Our corporate governance policies include regular meetings of the Independent Directors in executive session without the presence of interested directors and management, the establishment of an Audit Committee, Valuation Committee, Nominating and Corporate Governance Committee, and Compensation Committee, all of which are comprised solely of Independent Directors, and the appointment of a Chief Compliance Officer, with whom the Independent Directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

Board’s Role In Risk Oversight

Our Board of Directors performs its risk oversight function primarily through (i) its four standing committees, which report to the entire Board of Directors and are comprised solely of independent directors, and (ii) active monitoring of our Chief Compliance Officer and our compliance policies and procedures.

As described below in more detail under “Committees of the Board of Directors,” the Audit Committee, the Valuation Committee, the Nominating and Corporate Governance Committee, and Compensation Committee assist the Board of Directors in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing our accounting and financial reporting processes, our systems of internal controls regarding finance and accounting, and audits of our financial statements. The Valuation Committee’s risk oversight responsibilities include establishing guidelines and making recommendations to our Board of Directors regarding the valuation of our loans and investments. The Nominating and Corporate Governance Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of our Board of Directors and our management. The Compensation Committee’s risk oversight responsibilities include reviewing and recommending to our Board of Directors for approval the Investment Advisory Agreement and the Administration Agreement, and, to the extent that we may compensate our executive officers directly in the future, reviewing and evaluating the compensation of our executive officers and making recommendations to the board of directors regarding such compensation.

Our Board of Directors also performs its risk oversight responsibilities with the assistance of our Chief Compliance Officer. Our Board of Directors annually reviews a written report from the Chief Compliance Officer discussing the adequacy and effectiveness of the compliance policies and procedures of TICC and its service providers. The Chief Compliance Officer’s annual report addresses at a minimum (i) the operation of the compliance policies and procedures of TICC and its service providers since the last report; (ii) any material changes to such policies and procedures since the last report; (iii) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (iv) any compliance matter that has occurred since the date of the last report about which our Board of Directors would reasonably need to know to oversee our compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the independent directors at least quarterly.

We believe that our Board of Director’s role in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200% immediately after each time we incur indebtedness, we generally cannot invest in assets that are not “qualifying assets” unless at least 70% of our gross assets consist of “qualifying assets” immediately prior to such investment, and we are not generally permitted to invest, subject to certain exceptions, in any portfolio company in which one of our affiliates currently has an investment.

We recognize that different board roles in risk oversight are appropriate for companies in different situations. We re-examine the manner in which our Board of Directors administers its oversight function on an ongoing basis to ensure that they continue to meet our needs.

Committees of the Board of Directors

Our Board of Directors has established a standing Audit Committee, Valuation Committee, Nominating and Corporate Governance Committee, and Compensation Committee. During 2016, our Board of Directors held 13 Board meetings, four Audit Committee meetings, four Valuation Committee meetings, nine Nominating and Corporate Governance meetings, and three Compensation Committee meetings. A Special Committee, which was in existence during 2016 and dissolved effective April 1, 2017, held 36 meetings during 2016. All directors attended at least 75% of the aggregate number of meetings of our Board of Directors and of the respective committees on which they served. We require each director to make a diligent effort to attend all Board and committee meetings, as well as each annual meeting of stockholders.

Audit Committee

The Audit Committee operates pursuant to a charter approved by our Board of Directors, copy of which is available on our website at www.ticc.com. The charter sets forth the responsibilities of the Audit Committee. The Audit Committee’s responsibilities include recommending the selection of our independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of our financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing our annual financial statements and periodic filings, and receiving the audit reports covering our financial statements. The Audit Committee is presently composed of three persons: Messrs. Novak, Neu and Stelljes, all of whom are considered independent under the rules promulgated by the NASDAQ Global Stock Market. Our Board of Directors has determined that Mr. Novak and Neu are each an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Exchange Act. Messrs. Novak, Neu and Stelljes each meet the current independence and experience requirements of Rule 10A-3 of the Exchange Act and, in addition, are each not an “interested person” of TICC as defined in Section 2(a)(19) of the 1940 Act. Mr. Neu currently serves as Chairman of the Audit Committee. The Audit Committee met on four occasions during 2016.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee operates pursuant to a charter approved by our Board of Directors, a copy of which is available on our website at www.ticc.com. The charter sets forth the responsibilities of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee’s responsibilities include selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board of Directors or a committee thereof, monitoring and making recommendations to the Board of Directors on matters of Company policies and practices relating to corporate governance and overseeing the evaluation of the Board of

Directors and our management. The Nominating and Corporate Governance Committee is presently composed of three persons: Messrs. Novak, Neu and Stelljes, all of whom are considered independent under the rules promulgated by the NASDAQ Global Stock Market. Mr. Neu currently serves as Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee met on nine occasions during 2016.

The Nominating and Corporate Governance Committee does not currently have a written policy with regard to nominees recommended by our stockholders. The absence of such a policy does not mean, however, that a stockholder recommendation would not have been considered had one been received.

The Nominating and Corporate Governance Committee will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with our bylaws and any applicable law, rule or regulation regarding director nominations. When submitting a nomination for consideration, a stockholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of shares of Company common stock owned, if any; and, a written consent of the individual to stand for election if nominated by our Board of Directors and to serve if elected by our stockholders.

In evaluating director nominees, the members of the Nominating and Corporate Governance Committee consider the following factors:

•      the appropriate size and composition of our Board of Directors;

•      whether or not the person is an “interested person” of TICC as defined in Section 2(a)(19) of the 1940 Act;

•      the knowledge, skills and experience of nominees in light of our business and strategic direction and the knowledge, skills and experience already possessed by other members of the Board of Directors;

•      familiarity with business matters;

•      experience with accounting rules and practices;

•      the desire to complement the considerable benefit of continuity with the benefit of diverse view points and perspectives (such as gender, race, national origin and education); and

•      all applicable laws, rules, regulations, and listing standards.

The Nominating and Corporate Governance Committee’s goal is to assemble a Board of Directors that brings to TICC a variety of perspectives and skills derived from high quality business and professional experience.

Other than the foregoing there are no stated minimum criteria for director nominees, although the members of the Nominating and Corporate Governance Committee may also consider such other factors as they may deem are in the best interests of TICC and its stockholders. The Nominating and Corporate Governance Committee also believes it appropriate for certain key members of our management to participate as members of the Board of Directors.

The members of the Nominating and Corporate Governance Committee identify nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of the benefits of diverse perspectives. If any member of the Board of Directors does not wish to continue in service or if the Board of Directors decides not to re-nominate a member for re-election, the independent members of the Board of Directors identify the desired skills and experience of a new nominee in light of the criteria above. The entire Board of Directors is polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. To date, neither the Board of Directors nor the Nominating and Corporate Governance Committee has engaged third parties to identify or evaluate or assist in identifying potential nominees although each reserves the right in the future to retain a third party search firm, if necessary.

The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. However, in determining whether to recommend a director nominee, the Nominating and Corporate Governance Committee considers and discusses diversity, among other factors, with a view toward the needs of our Board of Directors as a whole. The Nominating and Corporate Governance Committee generally conceptualizes diversity expansively to include, without limitation, concepts such as gender, race, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to our Board of Directors, when identifying and recommending director nominees. The Nominating and Corporate Governance Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Nominating and Corporate Governance Committee’s goal of creating a Board of Directors that best serves the needs of TICC and the interest of its stockholders.

Valuation Committee

The Valuation Committee establishes guidelines and makes recommendations to our Board of Directors regarding the valuation of our loans and investments. Our portfolio investments are generally not publicly traded securities. As a result, there is no readily determinable market value for these securities. Thus, as required by the 1940 Act for such securities, we value these securities at fair value as determined in good faith by our Board of Directors based upon the recommendation of the Valuation Committee. The Valuation Committee is presently composed of three persons: Messrs. Novak, Neu and Stelljes, all of whom are considered independent under the rules of the NASDAQ Global Select Market and are not “interested persons” of TICC as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Stelljes currently serves as Chairman of the Valuation Committee. The Valuation Committee met on four occasions during 2016.

Compensation Committee

The Compensation Committee operates pursuant to a charter approved by our Board of Directors, a copy of which is available on our website at www.ticc.com. The charter sets forth the responsibilities of the Compensation Committee. The Compensation Committee is responsible for annually reviewing and recommending for approval to our Board of Directors the Investment Advisory Agreement and the Administration Agreement. The Compensation Committee is also responsible for reviewing and approving the compensation of the Independent Directors, including the Chairman of the Board of Directors. In addition, although we do not directly compensate our executive officers currently, to the extent that we do so in the future, the Compensation Committee would also be responsible for reviewing and evaluating their compensation and making recommendations to the board of directors regarding their compensation. Lastly, the Compensation Committee would produce a report on our executive compensation practices and policies for inclusion in our proxy statement if required by applicable proxy rules and regulations and, if applicable, make recommendations to the board of directors on our executive compensation practices and policies. The Compensation Committee has the authority to engage compensation consultants and to delegate their duties and responsibilities to a member or to a subcommittee of the Compensation Committee. The Compensation Committee is presently composed of three persons: Messrs. Novak, Neu and Stelljes, all of whom are considered independent under the rules of the NASDAQ Global Select Market and are not “interested persons” of TICC Capital Corp. as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Novak serves as Chairman of the Compensation Committee. The Compensation Committee met three times during 2016.

Communication with the Board of Directors

Stockholders with questions about TICC are encouraged to contact our Investor Relations Department. However, if stockholders believe that their questions have not been addressed, they may communicate with our Board of Directors by sending their communications to TICC Capital Corp., c/o Bruce L. Rubin, Corporate Secretary, 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830. All stockholder communications received in this manner will be delivered to one or more members of our Board of Directors, as appropriate.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics which applies to, among others, our senior officers, including our Chief Executive Officer and our Chief Financial Officer, as well as every officer, director and employee of TICC. Our code can be accessed via our website at http://www.ticc.com; the contents of which shall not be deemed to be a part of this prospectus. We intend to disclose amendments to or waivers from a required provision of the code on Form 8-K.

Compensation of Directors

The following table sets forth compensation of our directors for the year ended December 31, 2016.

Name	Fees Earned or Paid in Cash(1)	All Other Compensation(2)	Total
Interested Directors
Jonathan H. Cohen	N/A	N/A	N/A
Charles M. Royce	N/A	N/A	N/A
Independent Directors
Steven P. Novak	$274,000	—	$274,000
G. Peter O’Brien(4)	$184,000	—	$184,000
Tonia L. Pankopf(4)	$184,000	—	$184,000
Richard W. Neu(3)	—	—	—
George Stelljes III(3)	—	—	—

____________

(1)   For a discussion of the independent directors’ compensation, see below.

(2)   We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

(3)   Messrs. Neu and Stelljes were appointed to the Board of Directors on December 5, 2016.

(4)   Mr. O’Brien and Ms. Pankopf resigned from the Board of Directors effective July 6, 2017.

Each independent director receives an annual fee of $90,000 (which was increased from $75,000 effective January 1, 2017). Effective as of March 1, 2016, the Chairman of the Board of Directors receives an additional annual fee of $30,000 for his service as Chairman of the Board of Directors. In addition, the independent directors receive $4,000 (which was increased from $2,000 effective January 1, 2017) plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board of Directors meeting, $1,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Valuation Committee meeting, $1,500 plus reimbursement of reasonable out of-pocket expenses incurred in connection with attending each Audit Committee meeting, $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Nominating and Corporate Governance Committee meeting and $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Compensation Committee meeting. During 2016, members of the Special Committee received $1,500 plus reimbursement of reasonable out of-pocket expenses incurred in connection with attending each Special Committee meeting. The Chairman of the Audit Committee also receives an additional annual fee of $10,000 (which was increased from $7,500 effective January 1, 2017) for his service as chair of the Audit Committee. The Chairman of the Valuation Committee also receives an additional annual fee of $7,500 for his service as chair of the Valuation Committee. The Chairman of the Nominating and Corporate Governance Committee also receives an additional annual fee of $5,000 (which was increased from $3,000 effective January 1, 2017) for his service as chair of the Nominating and Corporate Governance Committee. The Chairman of the Compensation Committee also receives an additional annual fee of $5,000 (which was increased from $3,000 effective January 1, 2017) for his service as chair of the Compensation Committee. During 2016, the Chairman of the Special Committee received an annual fee of $50,000 for his service as chair of the Special Committee. No compensation was paid to directors who are interested persons of TICC as defined in the 1940 Act.

Compensation of Executive Officers

None of our officers receive direct compensation from TICC. As a result, we do not engage any compensation consultants. Mr. Cohen, our Chief Executive Officer, and Mr. Rosenthal, our President and Chief Operating Officer, through their ownership interest in BDC Partners, the managing member of TICC Management, are entitled to a portion of any profits earned by TICC Management, which includes any fees payable to TICC Management under the terms of our Investment

Advisory Agreement, less expenses incurred by TICC Management in performing its services under the Investment Advisory Agreement. Messrs. Cohen and Rosenthal do not receive any additional compensation from TICC Management in connection with the management of our portfolio.

The compensation of our Chief Financial Officer and Corporate Secretary is paid by our administrator, BDC Partners, LLC, subject to reimbursement by us of an allocable portion of such compensation for services rendered by our Chief Financial Officer and Corporate Secretary to TICC. The allocable portion of such compensation that is reimbursed to BDC Partners, LLC by us is based on an estimate of the time spent by our Chief Financial Officer and Corporate Secretary and other administrative personnel in performing their respective duties for us in accordance with the Administration Agreement. For the fiscal year ended December 31, 2016, we accrued approximately $0.8 million for the allocable portion of compensation expenses incurred by BDC Partners, LLC on our behalf for our Chief Financial Officer and Chief Compliance Officer, our Treasurer and Controller, and other administrative support personnel, pursuant to our Administration Agreement with BDC Partners, LLC. Effective June 24, 2015, Gerald Cummins was named our Chief Compliance Officer. Mr. Cummins is a Director of Alaric Compliance Services, LLC, and performs his functions as our Chief Compliance Officer under the terms of an agreement between us and Alaric Compliance Services, LLC. For the fiscal year ended December 31, 2016, we accrued approximately $130,000 for the fees paid to Alaric Compliance Services, LLC.

PORTFOLIO MANAGEMENT

The management of our investment portfolio is the responsibility of TICC Management, and our investment adviser’s investment committee, which currently consists of Jonathan H. Cohen, our Chief Executive Officer, Saul B. Rosenthal, our President and Chief Operating Officer, and Darryl M. Monasebian, the Executive Vice President of TICC Management. Our investment adviser’s Investment Committee must approve each new investment that we make. The members of our investment adviser’s Investment Committee are not employed by us, and receive no compensation from us in connection with their portfolio management activities. Messrs. Cohen and Rosenthal, through their ownership of BDC Partners, the managing member of TICC Management, are entitled to a portion of any investment advisory fees paid by TICC to TICC Management.

Because TICC Management currently provides portfolio management services only to us, we do not believe there are any conflicts of interests with respect to TICC Management’s management of our portfolio on the one hand, and the management of other accounts or investment vehicles by affiliates of TICC Management on the other. However, Mr. Cohen serves as Chief Executive Officer and Mr. Rosenthal serves as President of Oxford Lane Capital Corp., a registered closed-end fund. BDC Partners is the managing member of Oxford Lane Management, the investment adviser for Oxford Lane Capital Corp. In addition, Charles M. Royce, Chairman of our Board of Directors, is a non-managing member of Oxford Lane Management. Messrs. Cohen and Rosenthal also currently serve as Chief Executive Officer and President, respectively, at Oxford Bridge Management, LLC, the investment adviser to Oxford Bridge, LLC, a private fund that invests principally in the equity of CLOs. BDC Partners is the managing member of Oxford Bridge Management, LLC. As a result, certain conflicts of interest may arise with respect to the management of our portfolio by Messrs. Cohen and Rosenthal on the one hand, and the obligations of Messrs. Cohen and Rosenthal to manage Oxford Lane Capital Corp. and Oxford Bridge, LLC, respectively, on the other hand.

Set forth below is additional information regarding the additional entities that are managed by Messrs. Cohen and Rosenthal:

Name	Entity	Investment Focus	Gross Assets
Oxford Lane Capital Corp.	Registered closed-end fund	Debt and equity investments in CLO vehicles and other structured corporate debt	$408	(1)
Oxford Bridge, LLC	Private investment fund	Debt equity investments in CLO vehicles and other structured corporate debt	$379	(1)

____________

(1)   Total assets are approximate and are calculated as of September 30, 2017, rounded to the nearest million.

Investment Personnel

Our investment adviser is led by Jonathan H. Cohen, our Chief Executive Officer, and Saul B. Rosenthal, our President and Chief Operating Officer. We consider Messrs. Cohen and Rosenthal, who are the members of our investment adviser’s Investment Committee, to be our portfolio managers.

The table below shows the dollar range of shares of common stock owned by each of our portfolio managers as of November 13, 2017.

Name of Portfolio Manager	Dollar Range of Equity Securities in TICC Capital Corp.(1)(2)
Jonathan H. Cohen	Over $1,000,000
Saul B. Rosenthal	Over $1,000,000

____________

(1)   Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000; $500,001 – $1,000,000 or Over $1,000,000.

(2)   The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $5.96 on November 13, 2017 on the NASDAQ Global Select Market. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

The following information pertains to the members of TICC Management’s investment team who are not executive officers of TICC:

Darryl Monasebian. Mr. Monasebian is the Executive Vice President and head of risk and portfolio management of TICC Management, and also holds those same positions at Oxford Lane Management, the investment adviser to Oxford Lane Capital Corp. and Oxford Bridge Management, the investment adviser to Oxford Bridge, LLC. Prior to joining TICC Management, Mr. Monasebian was a director in the Merchant Banking Group at BNP Paribas, and prior to that he was a director at Swiss Bank Corporation and a senior account officer at Citibank. He began his business career at Metropolitan Life Insurance Company as an investment analyst in the Corporate Investments Department. Mr. Monasebian received a B.S. in Management Science/Operations Research from Case Western Reserve University and a Masters of Business Administration from Boston University’s Graduate School of Management.

Debdeep Maji. Mr. Maji is a Senior Managing Director of TICC Management, and also holds the same position at Oxford Lane Management, the investment adviser to Oxford Lane Capital Corp. and Oxford Bridge Management, the investment adviser to Oxford Bridge, LLC. Mr. Maji graduated from the Jerome Fisher Program in Management and Technology at the University of Pennsylvania where he received a Bachelor of Science degree in Economics from the Wharton School (and was designated a Joseph Wharton Scholar) and a Bachelor of Applied Science from the School of Engineering.

Kevin P. Yonon. Mr. Yonon is a Managing Director of TICC Management, and also holds the same position at Oxford Lane Management, the investment adviser to Oxford Lane Capital Corp. and Oxford Bridge Management, the investment adviser to Oxford Bridge, LLC. Previously, Mr. Yonon was an Associate at Deutsche Bank Securities and prior to that he was an Analyst at Blackstone Mezzanine Partners. Before joining Blackstone, he worked as an Analyst at Merrill Lynch in the Mergers & Acquisitions group. Mr. Yonon received a B.S. in Economics with concentrations in Finance and Accounting from the Wharton School at the University of Pennsylvania, where he graduated magna cum laude, and an M.B.A. from the Harvard Business School.

Joseph Kupka. Mr. Kupka is a Senior Vice President of TICC Management, and also holds the same position at Oxford Lane Management, the investment adviser to Oxford Lane Capital Corp. and Oxford Bridge Management, the investment adviser to Oxford Bridge, LLC. Previously, he worked as a risk analyst for First Equity Card Corporation. Mr. Kupka received a B.S. in Mechanical Engineering from the University of Pennsylvania.

Tarun Vanjani. Mr. Vanjani is a Vice President of TICC Management, and holds that same position with Oxford Lane Management and Oxford Bridge Management, the investment adviser to Oxford Bridge, LLC. Previously, Mr. Vanjani was an Associate at RBC Capital Markets and held R&D related roles at GlaxoSmithKline Pharmaceuticals. Mr. Vanjani received a B.S. in Cellular & Molecular Biology from the University of Michigan, an M.B.A. from Columbia Business School, and studied at the London School of Economics.

Hooman Banafsheha. Mr. Banafsheha is a Vice President of TICC Management, and also holds the same position at Oxford Lane Management, the investment adviser to Oxford Lane Capital Corp. and Oxford Bridge Management, the investment adviser to Oxford Bridge, LLC. Previously, Mr. Banafsheha was a Vice President in the Finance division of Goldman Sachs. Prior to joining Goldman Sachs, he was a Senior Consultant at Deloitte. Mr. Banafsheha received a B.S. in Business Administration with a concentration in Finance from the State University of New York, University at Albany, where he graduated magna cum laude. Mr. Banafsheha has also attained the Charted Alternative Investment Analyst (CAIA) designation.

Mark Shohet. Mr. Shohet is a Senior Associate of TICC Management, and holds that same position with Oxford Lane Management, the investment adviser of Oxford Lane Capital Corp., and Oxford Bridge Management, LLC, the investment adviser to Oxford Bridge, LLC. Previously, Mr. Shohet was a Manager in the Structured Finance Transactions group at Ernst and Young. Mr. Shohet received a B.S. in Finance and Accounting from the Robert H. Smith School of Business at the University of Maryland, where he graduated magna cum laude, and an M.B.A. from Columbia Business School. Mr. Shohet is also a CFA Charterholder.

Jeff Boccuzzi. Mr. Boccuzzi is a Senior Associate of TICC Management, and holds that same position with Oxford Lane Management, the investment adviser of Oxford Lane Capital Corp., and Oxford Bridge Management, the investment adviser to Oxford Bridge, LLC. Previously, Mr. Boccuzzi was a Manager in the Middle Office Operations group at AIG Asset Management. He received a B.S. in Business Management from the University of Connecticut and is a Level III Chartered Financial Analyst (CFA) Candidate.

John A. Grib. Mr. Grib is a Middle Office Analyst for TICC Management, and holds that same position with Oxford Lane Management, the investment adviser to Oxford Lane Capital Corp., and Oxford Bridge Management, the investment adviser to Oxford Bridge, LLC. Previously, Mr. Grib served on the Global Capital Markets team at BNP Paribas as well as in the Institutional Securities Group at Morgan Stanley. He received a B.S. in Finance & Real Estate from Syracuse University.

Compensation

None of TICC Management’s investment personnel receive any direct compensation from us in connection with the management of our portfolio. Messrs. Cohen and Rosenthal, through their ownership interest in BDC Partners, the managing member of TICC Management, are entitled to a portion of any profits earned by TICC Management, which includes any fees payable to TICC Management under the terms of the Investment Advisory Agreement, less expenses incurred by TICC Management in performing its services under the Investment Advisory Agreement. Messrs. Cohen and Rosenthal do not receive any additional compensation from TICC Management in connection with the management of our portfolio. The compensation paid by TICC Management to its other investment personnel includes: (i) annual base salary and (ii) portfolio-based performance award.

INVESTMENT ADVISORY AGREEMENT

Management Services

TICC Management serves as our investment adviser. TICC Management is registered as our investment adviser under the Advisers Act. Subject to the overall supervision of our Board of Directors, TICC Management manages our day-to-day operations of, and provides investment advisory services to us. Under the terms of our Investment Advisory Agreement with TICC Management, TICC Management:

•      determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•      identifies, evaluates and negotiates the structure of the investments we make;

•      closes, monitors and services the investments we make; and

•      determines what securities we will purchase, retain or sell.

TICC Management’s services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. TICC Management has agreed that, during the term of its Investment Advisory Agreement with us, it will not serve as investment adviser to any other public or private entity that utilizes a principal investment strategy of providing debt financing to middle-market companies similar to those we target.

Management Fee

We pay TICC Management a fee for its services under the Investment Advisory Agreement consisting of two components — a base management fee and an incentive fee. The cost of both the base management fee payable to TICC Management and any incentive fees earned by TICC Management are ultimately borne by our common stockholders. We are not currently invested in swaps or other derivatives. To the extent the Company enters into any swaps or derivatives in the future, for purposes of computing the capital gains incentive fee, the Company will become entitled to a capital gains incentive fee only upon the termination or disposition of a swap or derivative, at which point all net gains and losses of the underlying loans constituting the reference assets of the swap or derivative will be realized. For purposes of computing the incentive fee on income, the Company would not be entitled to an incentive fee on income with respect to a swap or derivative. Any unrealized appreciation on such swap or derivative would be reflected in total assets on the Company’s consolidated balance sheet and included in the computation of the base management fee.

While the Company’s Investment Advisory Agreement neither includes nor contemplates the inclusion of unrealized gains in the calculation of the capital gains incentive fee, pursuant to an interpretation of the AICPA Technical Practice Aid for investment companies, we accrue capital gains incentive fees on unrealized gains. This accrual reflects the incentive fees that would be payable if the Company’s entire investment portfolio was liquidated at its fair value as of the balance sheet date even though the Company is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized.

For purposes of the asset coverage ratio test applicable to us as a BDC, we will treat the outstanding notional amount of a swap or derivative, less the total amount of cash collateral posted by the counterparty under such swap or derivative, as a senior security for the life of that instrument. We may, however, accord different treatment to such swap or derivative in the future in accordance with any applicable new rules or interpretations adopted by the staff of the SEC.

Further, for purposes of Section 55(a) under the 1940 Act, we will treat each loan underlying a swap or derivative as a qualifying asset if the obligor on such loan is an eligible portfolio company and as a non-qualifying asset if the obligor is not an eligible portfolio company. A swap or derivative would be disclosed as a portfolio company on our schedule of investments. We may, however, accord different treatment to such swap or derivative in the future in accordance with any applicable new rules or interpretations adopted by the staff of the SEC.

Through March 31, 2016, the Base Fee was calculated at an annual rate of 2.00%. Effective April 1, 2016, the Base Fee is currently calculated at an annual rate of 1.50%. The Base Fee is payable quarterly in arrears, and is calculated based on the average value of TICC’s gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any equity or debt capital raises, repurchases or redemptions during the current calendar quarter (however, no Base Fee will be payable on the cash proceeds received by TICC in connection with any share or debt issuances until such proceeds have been invested in accordance with TICC’s investment objectives). Accordingly, the Base Fee will be payable regardless of whether the value of the Company’s gross assets have decreased during the quarter. The Base Fee for any partial quarter will be appropriately pro rated.

The incentive fee has two parts: net investment income incentive fee and capital gains incentive fee. The net investment income incentive fee is calculated and payable quarterly in arrears based on the amount by which (x) the “Pre-Incentive Fee Net Investment Income” for the immediately preceding calendar quarter exceeds (y) the “Preferred Return Amount” for that calendar quarter. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any accrued income that TICC has not yet received in cash and any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that TICC receives from portfolio companies) accrued during the calendar quarter, minus TICC’s operating expenses accrued during the calendar quarter (including the Base Fee, expenses payable under the Administration Agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). “Pre-Incentive Fee Net Investment Income” includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that the Company has not yet received in cash. Our investment adviser will not be under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never receive as a result of a default by an entity on the obligation that resulted in the accrual of such income. “Pre-Incentive Fee Net Investment Income” does not include any realized gains, realized losses or unrealized appreciation or depreciation. Given that this portion of the incentive fee is payable without regard to any gain, loss or unrealized depreciation that may occur during the quarter, this portion of TICC Management’s incentive fee may also be payable notwithstanding a decline in net asset value that quarter.

From January 1, 2005 through March 31, 2016, the “Pre-Incentive Fee Net Investment Income,” which was expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, was compared to one-fourth of an annual hurdle rate that was determined as of the immediately preceding December 31st by adding 5.00% to the interest rate then payable on the most recently issued five-year U.S. Treasury Notes, up to a maximum annual hurdle rate of 10.00%.

Effective April 1, 2016, a “Preferred Return Amount” is calculated on a quarterly basis by multiplying 1.75% by the Company’s net asset value at the end of the immediately preceding calendar quarter. The net investment income incentive fee is then calculated as follows: (a) no net investment income incentive fee is payable to TICC Management in any calendar quarter in which the “Pre-Incentive Fee Net Investment Income” does not exceed the “Preferred Return Amount”; (b) 100% of the “Pre-Incentive Fee Net Investment Income” for such quarter, if any, that exceeds the “Preferred Return Amount” but is less than or equal to a “Catch-Up Amount” determined on a quarterly basis by multiplying 2.1875% by TICC’s net asset value at the end of such calendar quarter; and (c) for any quarter in which the “Pre-Incentive Fee Net Investment Income” exceeds the “Catch-Up Amount,” the net investment income incentive fee will be 20% of the amount of the “Pre-Incentive Fee Net Investment Income” for such quarter. There is no accumulation of amounts from quarter to quarter for the “Preferred Return Amount,” and accordingly there is no clawback of amounts previously paid to TICC Management if the “Pre-Incentive Fee Net Investment Income” for subsequent quarters is below the quarterly “Preferred Return Amount,” and there is no delay of payment of incentive fees to TICC Management if the “Pre-Incentive Fee Net Investment Income” for prior quarters is below the quarterly “Preferred Return Amount” for the quarter for which the calculation is being made.

In addition, effective April 1, 2016, the calculation of the Company’s net investment income incentive fee is subject to a total return requirement, which provides that a net investment income incentive fee will not be payable to TICC Management except to the extent 20% of the “cumulative net increase in net assets resulting from operations” (which is the amount, if positive, of the sum of the “Pre-Incentive Fee Net Investment Income,” realized gains and losses and unrealized appreciation and depreciation) during the calendar quarter for which such fees are being calculated and the eleven (11) preceding quarters (or if shorter, the number of quarters since April 1, 2016) exceeds the cumulative net investment income incentive fees accrued and/or paid for such eleven (11) preceding quarters (or if shorter, the number of quarters since April 1, 2016). Under the revised fee structure, under no circumstances will the aggregate fees earned from April 1, 2016 by TICC Management in any quarterly period be higher than the aggregate fees that would have been earned prior to the adoption of these changes.

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20% of our “Incentive Fee Capital Gains,” which consist of our realized capital gains for each calendar year, computed net of all realized capital losses and unrealized capital depreciation for that calendar year. For accounting purposes only, in order to reflect the theoretical capital gains incentive fee that would be payable for a given period as if all unrealized gains were realized, we will accrue a capital gains incentive fee based upon net realized capital gains and unrealized capital depreciation for that calendar year (in accordance with the terms of the Investment Advisory Agreement), plus unrealized capital appreciation on investments held at the end of the period. It should be noted that a fee so calculated and accrued would not necessarily be payable under the Investment Advisory Agreement, and may never be paid based upon the computation of capital gains incentive fees in subsequent periods. Amounts paid under the Investment Advisory Agreement will be consistent with the formula reflected in the Investment Advisory Agreement.

Example 1: Income Related Portion of Incentive Fee for Each Calendar Quarter

Alternative 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Quarterly Hurdle rate = 1.75%

Management fee (1) = 0.375%

Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.2%

Pre-Incentive Fee Net Investment Income
(investment income - (management fee + other expenses)) = 0.675%

Pre-Incentive Fee Net Investment Income does not exceed hurdle rate, therefore there is no income-related incentive fee.

Alternative 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.50%

Quarterly Hurdle rate = 1.75%

Management fee (1) = 0.375%

Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.2%

Pre-Incentive Fee Net Investment Income
(investment income - (management fee + other expenses)) = 1.925%

Incentive fee = 100% * Pre-Incentive Fee Net Investment Income in excess of the hurdle rate but less than 2.1875% and 20% of any Pre-Incentive Fee Net Investment Income thereafter.

=100% * (1.925% - 1.75%)
=100% * 0.175%
= 0.175%

Pre-Incentive Fee Net Investment Income exceeds the hurdle rate but is less than 2.1875%. Therefore the income-related incentive fee is 0.175%.

Alternative 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 4.00%

Quarterly Hurdle rate = 1.75%

Management fee (1) = 0.375%

Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.2%

Pre-Incentive Fee Net Investment Income
(investment income - (management fee + other expenses)) = 3.425%

Incentive fee = 100% * Pre-Incentive Fee Net Investment Income in excess of the hurdle rate but less than 2.1875% and 20% of any Pre-Incentive Fee Net Investment Income thereafter.

=100% * (2.1875% - 1.75%) + 20% * (3.425% - 2.1875%)
=100% * 0.4375% + 20% * 1.2375%
= 0.4375% + 0.2475%
= 0.685%

Pre-Incentive Fee Net Investment Income exceeds the hurdle rate and 2.1875%. Therefore the income-related incentive fee is 0.685%.

____________

(1)   Represents 1.50% annualized management fee.

Example 2: Capital Gains Portion of Incentive Fee (*)

Capital Gains Incentive Fee = 20% × Incentive Fee Capital Gains (i.e., our realized capital gains for each calendar year, computed net of all realized capital losses and unrealized capital depreciation for that calendar year)

Assumptions:

•      Year 1 = no realized capital gains or losses

•      Year 2 = 9% realized capital gains, 0% realized capital losses, 1% unrealized depreciation and 0% unrealized appreciation

•      Year 3 = 12% realized capital gains, 0% realized capital losses, 2% unrealized depreciation and 2% unrealized appreciation

Year 1 incentive fee	• Total Incentive Fee Capital Gains = 0
• No capital gains incentive fee paid to TICC Management in Year 1
Year 2 incentive fee	• Total Incentive Fee Capital Gains = 8%
(9% realized capital gains less 1% unrealized depreciation)
• Total capital gains incentive fee paid to TICC Management in Year 2
= 20% × 8%
= 1.6%
Year 3 incentive fee	• Total Incentive Fee Capital Gains = 10%
(12% realized capital gains less 2% unrealized depreciation; unrealized appreciation has no effect)
• Total capital gains incentive fee paid to TICC Management in Year 3
= 20% × 10%
= 2%

____________

(*)   The hypothetical amount of returns shown are based on a percentage of our total net assets and assumes no leverage. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in this example.

Payment of our Expenses

Our primary operating expenses are the payment of a base management fee and any incentive fees under the Investment Advisory Agreement and the allocable portion of overhead and other expenses incurred by BDC Partners in performing its obligations under the Administration Agreement. Our investment management fee compensates TICC Management for its work in identifying, evaluating, negotiating, executing and servicing our investments. We bear all other expenses of our operations and transactions, including (without limitation) fees and expenses relating to:

•      expenses of offering our debt and equity securities;

•      the investigation and monitoring of our investments, including expenses and travel fees incurred in connection with investment due diligence and on-site visits;

•      the cost of calculating our net asset value;

•      the cost of effecting sales and repurchases of shares of our common stock and other securities;

•      management and incentive fees payable pursuant to the Investment Advisory Agreement;

•      fees payable to third parties relating to, or associated with, making investments and valuing investments (including third-party valuation firms);

•      transfer agent, trustee and custodial fees;

•      interest payments and other costs related to our borrowings;

•      fees and expenses associated with our website, public relations and marketing efforts (including attendance at industry and investor conferences and similar events);

•      federal and state registration fees;

•      any exchange listing fees;

•      federal, state and local taxes;

•      independent directors’ fees and expenses, including travel expenses, and other costs of Board of Directors’ meetings and other costs associated with the performance of independent directors’ responsibilities;

•      brokerage commissions;

•      costs of preparing and mailing proxy statements, stockholders’ reports and notices, including annual proxy solicitations and shareholder meetings;

•      costs of preparing government filings, including periodic and current reports with the SEC;

•      fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums;

•      costs associated with the functions performed by our Chief Compliance Officer under the terms of an agreement between us and Alaric Compliance Services; and

•      direct costs such as printing, mailing, long distance telephone, staff, independent audits and outside legal costs and all other expenses incurred by either BDC Partners or us in connection with administering our business, including payments under the Administration Agreement that will be based upon our allocable portion of overhead and other expenses incurred by BDC Partners in performing its obligations under the Administration Agreement, including a portion of the rent and the compensation and related expenses of our Chief Financial Officer, our accounting support staff and other administrative support personnel. Related expenses include but are not limited to employee benefit costs, payroll taxes and travel and training expenses. The costs associated with the functions performed by our Chief Compliance Officer are paid directly by us pursuant to the terms of an agreement between the Company and Alaric Compliance Services, LLC.

All of these expenses are ultimately borne by our common stockholders.

All personnel of our investment adviser when and to the extent engaged in providing investment advisory services, and the compensation and related expenses of such personnel allocable to such services, will be provided and paid for by BDC Partners, the investment adviser’s managing member.

Duration and Termination

Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other. See “Risk Factors — Risks relating to our business and structure — We are dependent upon TICC Management’s key management personnel for our future success, particularly Jonathan H. Cohen and Saul B. Rosenthal.”

Indemnification

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, TICC Management and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it, including without limitation BDC Partners, are entitled to indemnification from TICC for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of TICC Management’s services under the Investment Advisory Agreement or otherwise as an investment adviser of TICC.

Organization of the Investment Adviser

TICC Management is a Delaware limited liability company that is registered as an investment adviser under the Advisers Act. BDC Partners, a Delaware limited liability company, is its managing member and provides the investment adviser with all personnel necessary to manage our day-to-day operations and provide the services under the Investment Advisory Agreement. The principal address of TICC Management and of BDC Partners is 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830.

Charles M. Royce, a member of our Board of Directors, has a minority, non-controlling interest in TICC Management. Mr. Royce has agreed to make himself or certain other portfolio managers available to the investment adviser to provide certain consulting services without compensation.

Board Approval of the Investment Advisory Agreement

A discussion regarding the basis for our board of director’s approval of our Investment Advisory Agreement was included in our proxy statement filed with the Securities and Exchange Commission on June 12, 2017.

ADMINISTRATION AGREEMENT

Pursuant to a separate Administration Agreement, BDC Partners furnishes us with office facilities, together with equipment and clerical, bookkeeping and record keeping services at such facilities. Under the Administration Agreement, BDC Partners also performs, or oversees the performance of our required administrative services, which includes being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, BDC Partners assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the Administration Agreement are based upon our allocable portion of overhead and other expenses incurred by BDC Partners in performing its obligations under the Administration Agreement, including a portion of the rent and the compensation of our Chief Financial Officer, our Treasurer, our Controller, our accounting staff and other administrative support personnel. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, BDC Partners and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from TICC for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of BDC Partners’ services under the Administration Agreement or otherwise as administrator for TICC.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain U.S. federal income tax considerations applicable to us and to an investment in shares of our common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, a trader in securities that elects to use a market-to-market method of accounting for its securities holdings, pension plans and trusts, and financial institutions. This summary assumes that investors hold our shares of common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the IRS regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•      A citizen or individual resident of the U.S.;

•      A corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the U.S., any state thereof or the District of Columbia;

•      A trust if a court within the U.S. is asked to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantive decisions of the trust; or

•      An estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•      A nonresident alien individual;

•      A foreign corporation; or

•      An estate or trust that in either case is not subject to U.S. federal income tax on a net income basis on income or gain from a note.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

As a business development company, we have elected to be treated, and intend to qualify annually, as a RIC under Subchapter M of the Code, beginning with our 2003 taxable year. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any income that we distribute to our stockholders as dividends. To continue to qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses, or “Annual Distribution Requirement.”

Taxation as a Regulated Investment Company

If we:

•      qualify as a RIC; and

•      satisfy the Annual Distribution Requirement,

then we will not be subject to U.S. federal income tax on the portion of our income we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years and on which we paid no corporate-level U.S. federal income tax, or “Excise Tax Avoidance Requirement.” We generally will endeavor in each taxable year to make sufficient distributions to our stockholders to avoid any U.S. federal excise tax on our earnings.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•      continue to qualify as a business development company under the 1940 Act at all times during each taxable year;

•      derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities, or “90% Income Test;” and

•      diversify our holdings so that at the end of each quarter of the taxable year:

•      at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•      no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships,” or “Diversification Tests.”

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as PIK interest and deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. In addition, we may be required to accrue for U.S. federal income tax purposes amounts attributable to our investment in CLOs that may differ from the distributions received in respect of such investments. Although we do not presently expect to do so, we are authorized to borrow funds, to sell assets and to make taxable distributions of our stock and debt securities in order to satisfy distribution requirements. Our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous. If we are unable to obtain cash from other sources to satisfy the Annual Distribution Requirement, we may fail to qualify for tax treatment as a RIC and become subject to tax as an ordinary corporation.

Under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. If we are prohibited to make distributions, we may fail to qualify for tax treatment as a RIC and become subject to tax as an ordinary corporation.

We have purchased and may in the future purchase residual or subordinated interests in CLOs that are treated for U.S. federal income tax purposes as shares in a PFIC. We may be subject to U.S. federal income tax on our allocable share of a portion of any “excess distribution” received on, or any gain from the disposition of, such shares even if our allocable share of such income is distributed as a taxable dividend to the PFIC’s stockholders. Additional charges in the nature of interest generally will be imposed on us in respect of deferred taxes arising from any such excess distribution or gain. If we elect to treat a PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, we will be required to include in income each year our proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Alternatively, we may elect mark-to-market treatment for a PFIC; in this case, we will recognize as ordinary income our allocable share of any increase in the value of such shares, and as ordinary loss our allocable share of any decrease in such value to the extent that any such decrease does not exceed prior increases included in our income. Under either election, we may be required to recognize in a year income in excess of distributions from PFICs and proceeds from dispositions of PFIC shares during that year, and we must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement.

If we hold more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation (“CFC”) (including equity tranche investments in a CLO treated as CFC), we may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to our pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such year. This deemed distribution is required to be included in the income of a U.S. Shareholder (as defined below) of a CFC regardless of whether the shareholder has made a QEF election with respect to such CFC. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power of all classes of shares of a corporation. If we are treated as receiving a deemed distribution from a CFC, we will be required to include such distribution in our investment company taxable income regardless of whether we receive any actual distributions from such CFC, and we must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement.

Although the Code generally provides that the income inclusions from a QEF or a CFC will be “good income” for purposes of this 90% Income Test to the extent that the QEF or the CFC distribute such income to us in the same taxable year to which the income is included in our income, the Code does not specifically provide whether these income inclusions would be “good income” for this 90% Income Test if we do not receive distributions from the QEF or CFC during such taxable year. The IRS has issued a series of private rulings in which it has concluded that all income inclusions from a QEF or a CFC included in a RIC’s gross income would constitute “good income” for purposes of the 90% Income Test. Such rulings are not binding on the IRS except with respect to the taxpayers to whom such rulings were issued. Accordingly, under current law, we believe that the income inclusions from a CLO that is a QEF or a CFC would be “good income” for purposes of the 90% Income Test. However, no guaranty can be made that the IRS would not assert that such income would not be “good income” for purposes of the 90% Income Test to the extent that we do not receive timely distributions of such income from the CLO. If such income were not considered “good income” for purposes of the 90% Income Test, we may fail to qualify as a RIC.

Recently, the IRS and U.S. Treasury Department issued proposed regulations that provide that the income inclusions from a QEF or a CFC would not be good income for purposes of the 90% Income Test unless we receive a cash distribution from such entity in the same year attributable to the included income. If these regulations are finalized, we will carefully monitor our investments in CLOs to avoid disqualification as a RIC.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to stockholders taxed at individual rates are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a current maximum tax rate of 20%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the current 20% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which are generally our realized net long-term capital gains in excess of realized net short-term capital losses) and properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 20% in the case of stockholders taxed at individual rates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained capital gains at our regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by U.S. stockholders taxed at individual rates on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s cost basis for his, her or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such U.S. stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, U.S. stockholders taxed at individual rates currently are subject to a maximum U.S. federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by such U.S. stockholders. In addition, individuals with modified adjusted gross incomes in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate U.S. stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year. Any net capital losses of a non-corporate U.S. stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We or the applicable withholding agent will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice reporting the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the current 20% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

We may be required to withhold U.S. federal income tax (“backup withholding”) from all distributions to any U.S. stockholder (other than a corporation, a financial institution, or a stockholder that otherwise qualifies for an exemption) (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability, provided that proper information is provided to the IRS.

U.S. stockholders that hold their common stock through foreign accounts or intermediaries will be subject to U.S. withholding tax at a rate of 30% on dividends and proceeds on the sale of our common stock received after December 31, 2018 if certain disclosure requirements related to U.S. accounts are not satisfied.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

We or the applicable withholding agent generally are not required to withhold any amounts with respect to certain distributions of (i) U.S. source interest income, and (ii) net short term capital gains in excess of net long term capital losses, in each case to the extent we properly report such distributions as “interest-related dividends” or “short-term capital gain dividends” and certain other requirements are satisfied. We anticipate that a portion of our distributions will be eligible for this exemption from withholding; however, we cannot determine what portion of our distributions (if any) will be eligible for this exception until after the end of our taxable year. No certainty can be provided that any of our distributions will be reported as eligible for this exception.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder.

The tax consequences to Non-U.S. stockholders entitled to claim the benefits of an applicable tax treaty or that are individuals that are present in the U.S. for 183 days or more during a taxable year may be different from those described herein. Non-U.S. stockholders are urged to consult their tax advisers with respect to the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN or W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest and dividends, and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends received after December 31, 2018. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not FFIs unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a Non-U.S. Holder and the status of the intermediaries through which they hold their shares, Non-U.S. Holders could be subject to this 30% withholding tax with respect to distributions on their shares and proceeds from the sale of their shares. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such taxes.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a Regulated Investment Company

If we were unable to qualify for treatment as a RIC, and certain cure provisions are not met, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions made to our stockholders as ordinary dividend income that, subject to certain limitations, may be eligible for the current 20% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under the code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, we would be subject to tax on any unrealized net buit-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent 5 years, unless we made a special election to pay coprorate-level U.S. federal income tax on such built-in gains at the time of our requalification as a RIC.

REGULATION AS A BUSINESS DEVELOPMENT COMPANY

General

A business development company is regulated by the 1940 Act. A business development company must be organized in the U.S. for the purpose of investing in or lending to primarily private companies and making managerial assistance available to them. A business development company may use capital provided by public stockholders and from other sources to invest in long-term, private investments in businesses. A business development company provides stockholders the ability to retain the liquidity of a publicly traded stock, while sharing in the possible benefits, if any, of investing in primarily privately owned companies.

We may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company unless authorized by vote of a majority of the outstanding voting securities, as required by the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of such company. We do not anticipate any substantial change in the nature of our business.

As with other companies regulated by the 1940 Act, a business development company must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the business development company. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to the company or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

As a business development company, we are required to meet a coverage ratio of the value of total assets to total senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, prior approval by the SEC.

We are not generally able to sell our common stock at a price below net asset value per share. See “Risk Factors — Risks Relating to our Business and Structure — Regulations governing our operation as a business development company affect our ability to, and the way in which we raise additional capital, which may expose us to risks, including the typical risks associated with leverage.” We may, however, sell our common stock at a price below net asset value per share (i) in connection with a rights offering to our existing stockholders, (ii) with the consent of the majority of our common stockholders, or (iii) under such other circumstances as the SEC may permit. For example, we may sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then current net asset value of our common stock if our Board of Directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve our policy and practice of making such sales. In any such case, under such circumstances, the price at which our common stock to be issued and sold may not be less than a price which, in the determination of our Board of Directors, closely approximates the market value of such common stock. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing stockholders, in payment of distributions and in certain other limited circumstances.

We may be examined by the SEC for compliance with the 1940 Act.

As a business development company, we are subject to certain risks and uncertainties. See “Risk Factors — Risks Relating to our Business and Structure.”

Qualifying Assets

As a business development company, we may not acquire any asset other than “qualifying assets” unless, at the time we make the acquisition, the value of our qualifying assets represent at least 70% of the value of our total assets. The principal categories of qualifying assets relevant to our business are:

•      Securities purchased in transactions not involving any public offering, the issuer of which is an eligible portfolio company;

•      Securities received in exchange for or distributed with respect to securities described in the bullet above or pursuant to the exercise of options, warrants or rights relating to such securities; and

•      Cash, cash items, government securities or high quality debt securities (within the meaning of the 1940 Act), maturing in one year or less from the time of investment.

An eligible portfolio company is generally a domestic company that is not an investment company (other than a small business investment company wholly owned by a business development company) and that:

•      does not have a class of securities with respect to which a broker may extend margin credit at the time the acquisition is made;

•      is controlled by the business development company and has an affiliate of the business development company on its board of directors;

•      does not have any class of securities listed on a national securities exchange;

•      is a public company that lists its securities on a national securities exchange with a market capitalization of less than $250 million; or

•      meets such other criteria as may be established by the SEC.

Control, as defined by the 1940 Act, is presumed to exist where a business development company beneficially owns more than 25% of the outstanding voting securities of the portfolio company.

In addition, a business development company must have been organized and have its principal place of business in the U.S. and must be operated for the purpose of making investments in eligible portfolio companies, or in other securities that are consistent with its purpose as a business development company.

Significant Managerial Assistance

Business development companies generally must offer to make available to the issuer of the securities significant managerial assistance, except in circumstances where either (i) the business development company controls such issuer of securities or (ii) the business development company purchases such securities in conjunction with one or more other persons acting together and one of the other persons in the group makes available such managerial assistance. We offer to provide managerial assistance to our portfolio companies.

Code of Ethics and Insider Trading Policy

As required by the 1940 Act, we maintain a Code of Ethics and Insider Trading Policy, or “Code of Ethics,” that establishes procedures for personal investments and restricts certain transactions by our personnel. See “Risk Factors — Risks Relating to our Business and Structure — There are significant potential conflicts of interest between TICC and our management team.” Our Code of Ethics generally does not permit investments by our employees in securities that may be purchased or held by us. You may read and copy the Code of Ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the Code of Ethics is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may obtain copies of the Code of Ethics, after paying a duplicating fee, by electronic request at the following Email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549. Our Code of Ethics is also available on our website at http://www.ticc.com.

Compliance Policies and Procedures

We and our investment adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws, and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation, and designate a Chief Compliance Officer to be responsible for administering the policies and procedures.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002 imposes a wide variety of new regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

•      Pursuant to Rule 13a-14 of the Exchange Act, our Chief Executive Officer and Chief Financial Officer must certify the accuracy of the financial statements contained in our periodic reports;

•      Pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•      Pursuant to Rule 13a-15 of the Exchange Act, our management must prepare a report regarding its assessment of our internal control over financial reporting; and

•      Pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to our investment adviser, TICC Management. The Proxy Voting Policies and Procedures of TICC Management are set forth below. The guidelines are reviewed periodically by TICC Management, and, accordingly, are subject to change.

Introduction

As an investment adviser registered under the Advisers Act, TICC Management has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, TICC Management recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

These policies and procedures for voting proxies for TICC Management’s investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

TICC Management will vote proxies relating to TICC’s portfolio securities in the best interests of TICC’s shareholders. TICC Management will review on a case-by-case basis each proposal submitted to a shareholder vote to determine its impact on the portfolio securities held by TICC. Although TICC Management will generally vote against proposals that may have a negative impact on TICC’s portfolio securities, it may vote for such a proposal if there exist compelling long-term reasons to do so. TICC Management will abstain from voting only in unusual circumstances and where there is a compelling reason to do so.

The proxy voting decisions of TICC Management are made by the senior officers of TICC Management who are responsible for monitoring each of TICC’s investments. To ensure that its vote is not the product of a conflict of interest, TICC Management requires that: (i) anyone involved in the decision making process disclose to TICC Management’s Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how TICC Management intends to vote on a proposal without the prior approval of the Chief Compliance Officer and senior management in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information about how TICC Management voted proxies by making a written request for proxy voting information to: Chief Compliance Officer, TICC Management, LLC, 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830.

Periodic Reporting and Audited Financial Statements

We have registered our common stock under the Exchange Act, and have reporting obligations thereunder, including the requirement that we file annual and quarterly reports with the SEC. In accordance with the requirements of the Exchange Act, this annual report contains financial statements audited and reported on by our independent registered public accounting firm. You may obtain our annual reports on Form 10-K, our quarterly reports on Form 10-Q, and our current reports on Form 8-K on our website at http://www.ticc.com free of charge as soon as reasonably practicable after we file such reports electronically with the SEC.

NASDAQ Global Select Market Requirements

We have adopted certain policies and procedures intended to comply with the NASDAQ Global Select Market’s corporate governance rules. We will continue to monitor our compliance with all future listing standards that are approved by the SEC and will take actions necessary to ensure that we are in compliance therewith.

DISTRIBUTION REINVESTMENT PLAN

We have adopted a distribution reinvestment plan, through which all distributions are paid to stockholders in the form of additional shares of our common stock, unless a stockholder elects to receive cash as provided below. In this way, a stockholder can maintain an undiluted investment in us and still allow us to pay out the required distributable income.

No action is required on the part of a registered stockholder to receive a distribution in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying Computershare Trust Company, N.A., the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than 10 days prior to the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a participant, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We expect to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by an amount equal to ninety-five (95%) percent of the market price per share of our common stock at the close of regular trading on the Nasdaq Global Select Market on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on the Nasdaq Global Select Market or, if no sale is reported for such day, at the average of their electronically reported bid and asked prices. We reserve the right to purchase shares in the open market in connection with our implementation of the plan. Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There is no charge to stockholders for receiving their distributions in the form of additional shares of our common stock. The plan administrator’s fees for handling distributions in stock are paid by us. There are no brokerage charges with respect to shares we have issued directly as a result of distributions payable in stock. If a participant elects by written or telephonic notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $2.50 transaction fee plus brokerage commissions from the proceeds.

Stockholders who receive distributions in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. The amount of the distribution for U.S. federal income tax purposes will be equal to the fair market value of the stock received. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the amount treated as a distribution for U.S. federal income tax purposes.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at 250 Royall Street, Canton, MA 02021 or by phone at 1-800-426-5523.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of November 8, 2017, the beneficial ownership of each of our directors, executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group.

Unless otherwise indicated, we believe that each beneficial owner set forth in the table has sole voting and investment power and has the same address as TICC. Our address is 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percentage of Class(2)
Interested Directors
Jonathan H. Cohen(3)	1,135,971	2.2%
Charles M. Royce(4)	973,436	1.9%
Independent Directors
Steven P. Novak(5)	30,540	*
Richard W. Neu	50,000	*
George Stelljes III	22,000	*
Executive Officers
Saul B. Rosenthal(3)	933,108	1.8%
Bruce L. Rubin(6)	8,900	*
Gerald Cummins	—	—
Executive Officers and Directors as a Group	3,153,955	6.1%

____________

*      Represents less than one percent

(1)   Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Assumes no other purchases or sales of our common stock since the information most recently available to us. This assumption has been made under the rules and regulations of the SEC and does not reflect any knowledge that we have with regard to the present intent of the beneficial owners of our common stock listed in this table.

(2)   Based on a total of 51,479,409 shares of our common stock issued and outstanding on November 8, 2017.

(3)   Includes 510 shares held by BDC Partners, which may be deemed to be beneficially owned by Messrs. Cohen and Rosenthal by virtue of their ownership interests therein.

(4)   Mr. Royce may be deemed to beneficially own 432,821 shares held by Royce Family Investments, LLC and 62,001 shares held by Royce Family Fund, Inc. Mr. Royce disclaims beneficial ownership of any shares directly held by Royce Family Fund, Inc. The address for both of these entities is 745 Fifth Avenue, New York, New York 10151.

(5)   These shares are held by Mr. Novak’s spouse, which Mr. Novak may be deemed to beneficially own.

(6)   Mr. Rubin may be deemed to beneficially own 724 shares held by his children. Mr. Rubin disclaims beneficial ownership of any shares directly held by his children.

Set forth below is the dollar range of equity securities beneficially owned by each of our directors as of November 13, 2017. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Interested Directors
Jonathan H. Cohen	Over $100,000
Charles M. Royce	Over $100,000
Independent Directors
Steven P. Novak	Over $100,000
Richard W. Neu	Over $100,000
George Stelljes III	Over $100,000

____________

(1)   Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.

(2)   The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $5.96 on November 13, 2017 on the NASDAQ Global Select Market. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

We have entered into the Investment Advisory Agreement with TICC Management. TICC Management is controlled by BDC Partners, its managing member. BDC Partners, as the managing member of TICC Management, manages the business and internal affairs of TICC Management. In addition, BDC Partners provides us with office facilities and administrative services pursuant to the Administration Agreement. Mr. Cohen is the managing member of and controls BDC Partners. Mr. Rosenthal is also the President of TICC Management and a member of BDC Partners.

Mr. Royce has a minority, non-controlling interest in TICC Management, but he does not take part in the management or participate in the operations of TICC Management; however, Mr. Royce has agreed to make himself available to TICC Management to provide certain consulting services without compensation.

Messrs. Cohen and Rosenthal currently serve as Chief Executive Officer and President, respectively, of Oxford Lane Capital Corp., a non-diversified closed-end management investment company that currently invests primarily in debt and equity tranches of CLO vehicles, and its investment adviser, Oxford Lane Management, LLC. Messrs. Cohen and Rosenthal also currently serve as Chief Executive Officer and President, respectively, at Oxford Bridge Management, LLC, the investment adviser to Oxford Bridge, LLC, a private fund that invests principally in the equity of CLOs. BDC Partners is the managing member of Oxford Bridge Management, LLC. As a result, certain conflicts of interest may arise with respect to the management of our portfolio by Messrs. Cohen and Rosenthal on the one hand, and the obligations of Messrs. Cohen and Rosenthal to manage Oxford Lane Capital Corp. and Oxford Bridge, LLC, respectively, on the other hand.

TICC Management, Oxford Lane Management, LLC and Oxford Bridge Management, LLC are subject to a written policy with respect to the allocation of investment opportunities among TICC, Oxford Lane Capital Corp. and Oxford Bridge, LLC. Where investments are suitable for more than one entity, the allocation policy generally provides that, depending on size and subject to current and anticipated cash availability, the absolute size of the investment as well as its relative size compared to the total assets of each entity, current and anticipated weighted average costs of capital, and whether the proposed investment is an add-on investment to an existing investment, among other factors, an investment amount will be determined by the adviser to each entity. If the investment opportunity is sufficient for each entity to receive its investment amount, then each entity receives the investment amount; otherwise, the investment amount is reduced pro rata.

On June 14, 2017, the SEC issued an order permitting TICC and certain of its affiliates to complete negotiated co-investment transactions in portfolio companies, subject to certain conditions. Subject to satisfaction of certain conditions to the Order, TICC and certain of its affiliates are now permitted, together with any future BDCs, registered closed-end funds and certain private funds, each of whose investment adviser is TICC’s investment adviser or an investment adviser controlling, controlled by, or under common control with TICC’s investment adviser, to co-invest in negotiated investment opportunities where doing so would otherwise be prohibited under the 1940 Act, providing TICC’s stockholders with access to a broader array of investment opportunities. Pursuant to the Order, we are permitted to co-invest in such investment opportunities with our affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including, but not limited to, that (1) the terms of the potential co-investment transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching in respect of us or our stockholders on the part of any person concerned, and (2) the potential co-investment transaction is consistent with the interests of our stockholders and is consistent with our then-current investment objective and strategies.

In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, companies controlled by us and our employees and directors. We will not enter into any agreements unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek board review and approval or exemptive relief for such transaction. Our Board of Directors reviews these procedures on an annual basis.

We have also adopted a Code of Business Conduct and Ethics which applies to, among others, our senior officers, including our Chief Executive Officer and Chief Financial Officer, as well as all of our officers, directors and employees. Our Code of Business Conduct and Ethics requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests. Pursuant to our Code of Business Conduct and Ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict. Our Audit Committee is charged with approving any waivers under our Code of Business Conduct and Ethics. As required by the NASDAQ Global Select Market corporate governance listing standards, the Audit Committee of our Board of Directors is also required to review and approve any transactions with related parties (as such term is defined in Item 404 of Regulation S-K).

DESCRIPTION OF SECURITIES

This prospectus contains a summary of the common stock, preferred stock, subscription rights, warrants and debt securities. These summaries are not meant to be a complete description of each security. However, this prospectus and any accompanying prospectus supplement will contain the material terms and conditions for each security.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based in part on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. While this summary describes the material provisions of the Maryland General Corporation Law applicable to holders of our capital stock, as well as the material provisions of our charter and bylaws, it is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Our authorized capital stock consists of 100,000,000 shares of stock, par value $.01 per share, all of which is initially designated as common stock. We have listed our common stock on the NASDAQ Global Select Market under the ticker symbol “TICC.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

The following are our outstanding classes of our capital stock as of November 13, 2017:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Us or for our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under(3)
Common Stock	100,000,000	—	51,479,409

Under our charter, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the Board of Directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, distributions and voting privileges and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of assets legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Our charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, our Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series.

Thus, our Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our gross assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by full two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue preferred stock.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that our present or former directors or officers have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The current terms of the first, second and third classes expire in 2019, 2020, and 2018, respectively, and in each case, those directors will serve until their successors are elected and qualify. Upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our bylaws currently provide that in an uncontested election, a majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to elect a director. In a contested election, a plurality of all votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to elect a director. Pursuant to our charter, our Board of Directors may amend our bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by our Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, the number of directors may never be less than one nor more than twelve. Except as may be provided by our Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on our Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Under Maryland law, a director on a classified board may be removed only for cause and then only by the affirmative vote of at least a majority of the votes entitled to be cast in the election of directors.

If an incumbent director in an uncontested election does not receive a majority of votes cast and no successor director is elected at the meeting, the incumbent director will promptly tender his or her resignation to our Board of Directors, which, together with our Nominating and Corporate Governance Committee, will decide (without participation by such incumbent director) whether to accept the tendered resignation. The Board of Directors would have to publicly disclose its decision, including the rationale behind the decision, regarding the tendered resignation. The Nominating and Corporate Governance Committee in making its recommendation, and the Board of Directors in making its decision, may each consider any factors or other information that it considers appropriate and relevant. If such incumbent director’s resignation is not accepted by the Board of Directors, such director will continue to serve until the next annual meeting and until his or her successor is duly elected, or his or her earlier resignation or removal. If a director’s resignation is accepted by the Board of Directors, the Board of Directors may, in its sole discretion and subject to applicable limits under the 1940 Act and Maryland law, fill the resulting vacancy or reduce the size of the Board of Directors. In determining whether to fill a resulting vacancy or reduce the size of the Board of Directors, our directors may consider a variety of factors, including the requirements under the 1940 Act, Maryland law and NASDAQ regulations, and the availability of candidates to fill the vacancy who have the qualifications that the Board of Directors has deemed to be necessary to serve as a director.

Action by Stockholders

The Maryland General Corporation Law provides that stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to our Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of our Board of Directors or (3) by any stockholder who was a stockholder of record both at the time of giving of notice and at the time of the annual meeting, is entitled to vote at the meeting and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to our Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of our Board of Directors or (3) provided that our Board of Directors has determined that directors will be elected at the meeting, by any stockholder who was a stockholder of record both at the time of giving of notice and at the time of the annual meeting, is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, certain provisions of our bylaws may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by or at the request of the Chairman of Board of Directors, the president or by a majority of the directors then in office. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Under our charter, provided that at least 75% of our directors then in office have approved and declared the action advisable and submitted such action to the stockholders, our dissolution, an amendment to our charter that requires stockholder approval, a merger, or a sale of all or substantially all of our assets or a similar transaction outside the ordinary course of business, must be approved by the affirmative vote of stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. If an extraordinary matter submitted to stockholders by our Board of Directors is approved and advised by less than 75% of our directors, such matter will require approval by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter.

Our charter and bylaws provide that our Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of our Board of Directors shall determine such rights apply.

Control Share Acquisitions

The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, or the “Control Share Act.” Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•      one-tenth or more but less than one-third;

•      one-third or more but less than a majority; or

•      a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the Board of Directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Act only if the Board of Directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control

Share Act does not conflict with the 1940 Act. The SEC has issued informal guidance setting forth its position that certain provisions of the Control Share Act would, if implemented, violate Section 18(i) of the 1940 Act.

Business Combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder, or the “Business Combination Act.” These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•      any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or

•      an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if our Board of Directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, our Board of Directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•      80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•      two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by our Board of Directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by our Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution may be altered or repealed in whole or in part at any time; however, our Board of Directors will adopt resolutions so as to make us subject to the provisions of the Business Combination Act only if our Board of Directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Business Combination Act does not conflict with the 1940 Act. If this resolution is repealed, or our Board of Directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF OUR PREFERRED STOCK

In addition to shares of common stock, our charter authorizes the issuance of preferred stock. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval. Prior to issuance of shares of each class or series, our Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Any such an issuance must adhere to the requirements of the 1940 Act, Maryland law and any other limitations imposed by law.

The 1940 Act currently requires, among other things, that (a) immediately after issuance and before any distribution is made with respect to common stock, the liquidation preference of the preferred stock, together with all other senior securities, must not exceed an amount equal to 50% of our total assets (taking into account such distribution), (b) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more and (c) such class of stock have complete priority over any other class of stock as to distribution of assets and payment of dividends, which dividends shall be cumulative.

For any series of preferred stock that we may issue, our board of directors will determine and the articles supplementary and the prospectus supplement relating to such series will describe:

•      the designation and number of shares of such series;

•      the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such series, as well as whether such dividends are participating or non-participating;

•      any provisions relating to convertibility or exchangeability of the shares of such series, including adjustments to the conversion price of such series;

•      the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

•      the voting powers, if any, of the holders of shares of such series;

•      any provisions relating to the redemption of the shares of such series;

•      any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

•      any conditions or restrictions on our ability to issue additional shares of such series or other securities;

•      if applicable, a discussion of certain U.S. federal income tax considerations; and

•      any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends, if any, thereon will be cumulative.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

General

We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering. In accordance with the 1940 Act, any transferable subscription rights offering will entitle our record date stockholders at the time of such offering one right for each share of common stock held, entitling the rights holder to purchase one new share of common stock for a minimum of every three rights held.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•      the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

•      the title of such subscription rights;

•      the exercise price for such subscription rights (or method of calculation thereof);

•      the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);

•      the number of such subscription rights issued to each stockholder;

•      the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

•      if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•      the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

•      the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

•      any termination right we may have in connection with such subscription rights offering; and

•      any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Exercise Of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

Dilutive Effects

Any stockholder who chooses not to participate in a rights offering should expect to own a smaller interest in us upon completion of such rights offering. Any rights offering will dilute the ownership interest and voting power of stockholders who do not fully exercise their subscription rights. Further, because the net proceeds per share from any rights offering may be lower than our then current net asset value per share, the rights offering may reduce our net asset value per share. The amount of dilution that a stockholder will experience could be substantial, particularly to the extent we engage in multiple rights offerings within a limited time period. In addition, the market price of our common stock could be adversely affected while a rights offering is ongoing as a result of the possibility that a significant number of additional shares may be issued upon completion of such rights offering. All of our stockholders will also indirectly bear the expenses associated with any rights offering we may conduct, regardless of whether they elect to exercise any rights.

DESCRIPTION OF OUR WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants representing rights to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common stock and may be attached or separate from such shares of common stock. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•      the title of such warrants;

•      the aggregate number of such warrants;

•      the price or prices at which such warrants will be issued;

•      the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•      the number of shares of common stock issuable upon exercise of such warrants;

•      the price at which and the currency or currencies, including composite currencies, in which the shares of common stock purchasable upon exercise of such warrants may be purchased;

•      the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

•      whether such warrants will be issued in registered form or bearer form;

•      if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

•      if applicable, the number of such warrants issued with each share of common stock;

•      if applicable, the date on and after which such warrants and the related shares of common stock will be separately transferable;

•      information with respect to book-entry procedures, if any;

•      if applicable, a discussion of certain U.S. federal income tax considerations; and

•      any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of the Company and its stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and the financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “— Events of Default — Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us with respect to our debt securities.

This section includes a description of the material provisions of the indenture. Because this section is a summary, however, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. A copy of the form of indenture is attached as an exhibit to the registration statement of which this prospectus is a part. We will file a supplemental indenture with the SEC in connection with any debt offering, at which time the supplemental indenture would be publicly available. In connection with any debt offering, all of the material terms of the indenture and the supplemental indenture, as well as an explanation of your rights as a holder of debt securities, will be described in the prospectus supplement relating to such debt offering, which will include this prospectus together with the prospectus supplement accompanying this prospectus. See “Where You Can Find Additional Information” for information on how to obtain a copy of the indenture.

The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

•      the designation or title of the series of debt securities;

•      the total principal amount of the series of debt securities;

•      the percentage of the principal amount at which the series of debt securities will be offered;

•      the date or dates on which principal will be payable;

•      the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•      the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•      whether any interest may be paid by issuing additional securities of the same series in lieu of cash (and the terms upon which any such interest may be paid by issuing additional securities);

•      the terms for redemption, extension or early repayment, if any;

•      the currencies in which the series of debt securities are issued and payable;

•      whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•      the place or places, if any, other than or in addition to the Borough of Manhattan in the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

•      the denominations in which the offered debt securities will be issued (if other than $1,000 and any integral multiple thereof);

•      the provision for any sinking fund;

•      any restrictive covenants;

•      any Events of Default (as defined in “Events of Default” below);

•      whether the series of debt securities are issuable in certificated form;

•      any provisions for defeasance or covenant defeasance;

•      any special U.S. federal income tax implications, including, if applicable, U.S. federal income tax considerations relating to original issue discount;

•      whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•      any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•      whether the debt securities are subject to subordination and the terms of such subordination;

•      whether the debt securities are secured and the terms of any security interest;

•      the listing, if any, on a securities exchange; and

•      any other terms.

The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance after giving effect to any exemptive relief granted to us by the SEC. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a BDC affect our ability to, and the way in which we raise additional capital, which may expose us to risks, including the typical risks associated with leverage.”

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”) may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of, or premium or interest, if any, on, debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “— Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

Except as described under “— Events of Default” and “— Merger or Consolidation” below, The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk protection or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

Book-Entry Holders

We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities, and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you in this Description of Our Debt Securities, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•      how it handles securities payments and notices;

•      whether it imposes fees or charges;

•      how it would handle a request for the holders’ consent, if ever required;

•      whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities;

•      how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests; and

•      if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities

As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “— Termination of a Global Security.”

As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

•      an investor cannot cause the debt securities to be registered in his or her name and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below;

•      an investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “— Issuance of Securities in Registered Form” above;

•      an investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form;

•      an investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective;

•      the depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way;

•      if we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series;

•      an investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee;

•      DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds; your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security; and

•      financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities; there may be more than one financial intermediary in the chain of ownership for an investor; we do not monitor and are not responsible for the actions of any of those intermediaries.

Termination of a Global Security

If a global security is terminated for any reason, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “— Issuance of Securities in Registered Form” above.

The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the investors in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “— Special Considerations for Global Securities.”

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date to the holder of debt securities as shown on the trustee’s records as of the close of business on the regular record date at our office in Greenwich, Connecticut and/or at other offices that may be specified in the prospectus supplement. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, New York and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, at our option, we may pay any cash interest that becomes due on the debt security by mailing a check to the holder at his, her or its address shown on the trustee’s records as of the close of business on the regular record date or by transfer to an account at a bank in the United States, in either case, on the due date.

Payment When Offices Are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following:

•      we do not pay the principal of, or any premium on, a debt security of the series on its due date;

•      we do not pay interest on a debt security of the series within 30 days of its due date;

•      we do not deposit any sinking fund payment in respect of debt securities of the series within 2 business days of its due date;

•      we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach (the notice must be sent by either the trustee or holders of at least 25% of the principal amount of the outstanding debt securities of the series);

•      we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 60 days;

•      the series of debt securities has an asset coverage, as such term is defined in the 1940 Act, of less than 100 per centum on the last business day of each of twenty-four consecutive calendar months, giving effect to any exemptive relief granted to the Company by the SEC; or

•      any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium, interest, or sinking or purchase fund installment, if it in good faith considers the withholding of notice to be in the interest of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and is continuing, the trustee or the holders of not less than 25% in principal amount of the outstanding debt securities of the affected series may (and the trustee shall at the request of such holders) declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the outstanding debt securities of the affected series if (1) we have deposited with the trustee all amounts due and owing with respect to the securities (other than principal that has become due solely by reason of such acceleration) and certain other amounts, and (2) any other Events of Default have been cured or waived.

The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•      you must give the trustee written notice that an Event of Default with respect to the relevant series of debt securities has occurred and remains uncured;

•      the holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity, security or both to the trustee against the costs, expenses and other liabilities of taking that action;

•      the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity and/or security; and

•      the holders of a majority in principal amount of the outstanding debt securities of that series must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Waiver of Default

Holders of a majority in principal amount of the outstanding debt securities of the affected series may waive any past defaults other than a default

•      in the payment of principal, any premium or interest; or

•      in respect of a covenant that cannot be modified or amended without the consent of each holder.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

•      where we merge out of existence convey or transfer our assets substantially as an entirety, the resulting entity or transferee must agree to be legally responsible for our obligations under the debt securities;

•      the merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded;

•      we must deliver certain certificates and documents to the trustee; and

•      we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•      change the stated maturity of the principal of or interest on a debt security or the terms of any sinking fund with respect to any security;

•      reduce any amounts due on a debt security;

•      reduce the amount of principal payable upon acceleration of the maturity of an original issue discount or indexed security following a default or upon the redemption thereof or the amount thereof provable in a bankruptcy proceeding;

•      adversely affect any right of repayment at the holder’s option;

•      change the place or currency of payment on a debt security (except as otherwise described in the prospectus or prospectus supplement);

•      impair your right to sue for payment;

•      adversely affect any right to convert or exchange a debt security in accordance with its terms;

•      modify the subordination provisions in the indenture in a manner that is adverse to outstanding holders of the debt securities;

•      reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•      reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

•      modify any other aspect of the provisions of the indenture dealing with supplemental indentures with the consent of holders, waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

•      change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, evidencing succession of another person to the Company and the assumption by any such successor of the covenants of the Company in the indenture and applicable to the debt securities, establishment of the form or terms of new securities of any series as permitted by the indenture and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•      if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and

•      if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of a series of debt securities issued under the indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants applicable to that series of debt securities. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “— Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•      for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;

•      for debt securities whose principal amount is not known (for example, because it is based on an index), we will use the principal face amount at original issuance or a special rule for that debt security described in the prospectus supplement; and

•      for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we, any other obligor, or any affiliate of us or any obligor own such debt securities. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “— Defeasance — Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current U.S. federal tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If we achieved covenant defeasance and your debt securities were subordinated as described under “— Indenture Provisions — Subordination” below, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit described in the first bullet below to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders. In order to achieve covenant defeasance, we must do the following:

•      we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments; and

•      we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit;

•      we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with;

•      defeasance must not result in a breach or violation of, or result in a default under, of the indenture or any of our other material agreements or instruments;

•      no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and

•      satisfy the conditions for covenant defeasance contained in any supplemental indentures.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be such a shortfall. However, there is no assurance that we would have sufficient funds to make payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law or we obtain an IRS ruling, as described in the second bullet below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•      we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;

•      we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit;

•      we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with;

•      defeasance must not result in a breach or violation of, or constitute a default under, of the indenture or any of our other material agreements or instruments;

•      no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and

•      satisfy the conditions for full defeasance contained in any supplemental indentures.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If your debt securities were subordinated as described later under “— Indenture Provisions — Subordination,” such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit referred to in the first bullet of the preceding paragraph to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders.

Form, Exchange and Transfer of Certificated Registered Securities

If registered debt securities cease to be issued in book-entry form, they will be issued:

•      only in fully registered certificated form;

•      without interest coupons; and

•      unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed and as long as the denomination is greater than the minimum denomination for such securities.

Holders may exchange or transfer their certificated securities at the office of the trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in the prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series and has accepted such appointment. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions — Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us at any time is received by the holders of any subordinated debt securities or by the trustee in respect of any of such subordinated debt securities, upon our dissolution, winding up, liquidation or reorganization before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities or the holders of any indenture securities that are not Senior Indebtedness. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•      our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed, that we have designated as “Senior Indebtedness” for purposes of the indenture and in accordance with the terms of the indenture (including any indenture securities designated as Senior Indebtedness), and

•      renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness and of our other Indebtedness outstanding as of a recent date.

Secured Indebtedness and Ranking

Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. Any unsecured indenture securities will effectively rank junior to any secured indebtedness, including any secured indenture securities, that we incur in the future to the extent of the value of the assets securing such future secured indebtedness. The debt securities, whether secured or unsecured, of the Company will rank structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

In the event of our bankruptcy, liquidation, reorganization or other winding up, any of our assets that secure secured debt will be available to pay obligations on unsecured debt securities only after all indebtedness under such secured debt has been repaid in full from such assets. We advise you that there may not be sufficient assets remaining to pay amounts due on any or all unsecured debt securities then outstanding after fulfillment of this obligation. As a result, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.

The Trustee under the Indenture

We intend to use a nationally recognized financial institution to serve as the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

PLAN OF DISTRIBUTION

We may offer, from time to time, in more than one offering or series, up to $600,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock, or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, in one or more underwritten public offerings, at-the-market offerings to or through a market maker or into an existing trading market for the securities, on an exchange or otherwise, negotiated transactions, block trades, best efforts or a combination of these methods. The holders of our common stock will indirectly bear any fees and expenses in connection with any such offerings. We may sell securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, through agents or through a combination of any such methods of sale. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of securities, including: the purchase price of securities and the proceeds we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters or agents named in the prospectus supplement will be underwriters or agents of the securities offered by the prospectus supplement.

The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (a) in connection with a rights offering to our existing stockholders, (b) with the consent of the majority of our common stockholders or (c) under such other circumstances as the SEC may permit. Any offering of securities by us that requires the consent of the majority of our common stockholders, must occur, if at all, within one year after receiving such consent. The price at which the securities may be distributed may represent a discount from prevailing market prices.

In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate compensation to be received by any member of FINRA or independent broker-dealer, including any reimbursements to underwriters or agents for certain fees and legal expenses incurred by them, will not be greater than 10% of the gross proceeds of the sale of the securities offered pursuant to this prospectus and any applicable prospectus supplement.

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

Any underwriters that are qualified market makers on the NASDAQ Global Select Market may engage in passive market making transactions in our common stock on the NASDAQ Global Select Market in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We may sell the securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of the securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on The NASDAQ Global Select Market. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of shares of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Eversheds Sutherland (US) LLP, Washington, DC. Certain legal matters in connection with the offering will be passed upon for the underwriters, if any, by the counsel named in the prospectus supplement.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by U.S. Bank National Association. The address of the custodian is 8 Greenway Plaza, Suite 1100, Houston, Texas 77046. Computershare Trust Company, N.A. acts as our transfer, distribution paying and reinvestment plan agent and registrar. The principal business address of our transfer agent, dividend paying and reinvestment plan agent and registrar is 250 Royall Street, Canton, MA 02021.

EXPERTS

The consolidated financial statements as of December 31, 2016 and 2015 and for each of the three years in the period ended December 31, 2016 and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Report on Internal Control over Financial Reporting) as of December 31, 2016 included in this prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to policies established by our Board of Directors, our investment adviser is responsible for the execution of securities transactions in our portfolio. The investment adviser in making decisions regarding the selection of broker-dealers used to find a buyer or seller for transactions, takes into account the following factors: (i) whether the broker-dealer has any special knowledge of the security; (ii) whether the broker-dealer originally underwrote or sponsored the security; (iii) the ability of the broker-dealer to find a natural buyer or seller for the security; (iv) the operational efficiency with which transactions are effected (such as prompt and accurate confirmation and delivery), taking into account the size of order and difficulty of execution; (v) the financial strength, integrity and stability of the broker-dealer; (vi) the value of brokerage services over and above trade execution provided to the Company; and (vii) any other factors the investment adviser considers to be in the best interest of the Company.

Neither the investment adviser nor the Company has any “soft dollars” arrangement in which a broker-dealer for commissions contracts with and pays a third party on behalf of the investment adviser so that the third party may provide research or brokerage services to the investment adviser. The investment adviser may receive research directly from the broker-dealers with whom it transacts. However, the investment adviser does not “pay up” for such information nor is receipt of the information a primary consideration in broker-dealer selection.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We have filed with the SEC a registration statement on Form N-2 together with all amendments and related exhibits under the Securities Act. The registration statement contains additional information about us and the securities being offered by this prospectus.

We file annual, quarterly and current reports, proxy statements and other information with the SEC under the Exchange Act. You can inspect any materials we file with the SEC, without charge, at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. The information we file with the SEC is available free of charge by contacting us at 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830 or by telephone at (203) 983-5275 or on our website at http://www.ticc.com. The SEC also maintains a website that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC’s web site is http://www.sec.gov. Information contained on our website or on the SEC’s web site about us is not incorporated into this prospectus and you should not consider information contained on our website or on the SEC’s website to be part of this prospectus.

Audited Financial Statements
Management’s Report on Internal Control Over Financial Reporting	F-52
Report of Independent Registered Public Accounting Firm	F-53
Consolidated Statements of Assets and Liabilities as of December 31, 2016 and December 31, 2015	F-54
Consolidated Schedule of Investments as of December 31, 2016	F-55
Consolidated Schedule of Investments as of December 31, 2015	F-61
Consolidated Statements of Operations for the years ended December 31, 2016, December 31, 2015 and December 31, 2014	F-68
Consolidated Statements of Changes in Net Assets for the years ended December 31, 2016, December 31, 2015 and December 31, 2014	F-70
Consolidated Statements of Cash Flows for the years ended December 31, 2016, December 31, 2015 and December 31, 2014	F-71
Notes to Consolidated Financial Statements	F-73
Schedule 12-14 – Investments In and Advances to Affiliates as of December 31, 2016	F-110

TICC CAPITAL CORP.

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
(unaudited)

	September 30, 2017	December 31, 2016
ASSETS
Non-affiliated/non-control investments (cost: $432,803,519 @ 9/30/17; $616,542,612 @ 12/31/16)	$406,516,270	$578,297,069
Affiliated investments (cost: $9,812,378 @ 9/30/17; $7,497,229 @ 12/31/16)	15,214,283	11,626,007
Cash and cash equivalents	119,601,494	8,261,698
Restricted cash	—	3,451,636
Interest and distributions receivable	4,562,096	9,682,672
Securities sold not settled	2,950,000	7,406
Other assets	1,516,032	1,130,018
Total assets	$550,360,175	$612,456,506
LIABILITIES
Accrued interest payable	$2,966,060	$1,731,111
Base management fee and net investment income incentive fee payable to affiliate	2,571,494	3,673,381
Securities purchased not settled	5,015,000	—
Accrued expenses	759,194	1,089,043
Notes payable – TICC CLO 2012-1 LLC, net of discount and deferred issuance costs	—	125,853,720
Convertible senior notes payable due 2017, net of deferred issuance costs	94,497,384	94,116,753
6.50% unsecured notes due 2024, net of deferred issuance costs	62,258,316	—
Total liabilities	168,067,448	226,464,008
COMMITMENTS AND CONTINGENCIES (Note 13)
NET ASSETS
Common stock, $0.01 par value, 100,000,000 shares authorized; 51,479,409 and 51,479,409 shares issued and outstanding, respectively	514,794	514,794
Capital in excess of par value	558,822,643	558,822,643
Net unrealized depreciation on investments	(20,885,344)	(34,116,765)
Accumulated net realized losses	(107,505,733)	(98,364,284)
Distributions in excess of net investment income	(48,653,633)	(40,863,890)
Total net assets	382,292,727	385,992,498
Total liabilities and net assets	$550,360,175	$612,456,506
Net asset value per common share	$7.43	$7.50

See Accompanying Notes.

TICC CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS
September 30, 2017
(unaudited)

COMPANY/INVESTMENT(1)	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Senior Secured Notes
Aerospace and Defense
Novetta, LLC
first lien senior secured notes, 6.34% (LIBOR + 5.00%), (1.00% floor) due October 16, 2022(4)(5)(6)(15)	$5,600,250	$5,548,448	$5,397,241
Total Aerospace and Defense		$5,548,448	$5,397,241	1.4%

Business Services
Imagine! Print Solutions
second lien senior secured notes, 10.09% (LIBOR + 8.75%), (1.00% floor) due March 30, 2022(4)(5)(15)	$15,000,000	$14,851,246	$14,700,000

Polycom, Inc.
second lien senior secured notes, 11.24% (LIBOR + 10.00%), (1.00% floor) due September 27, 2024(4)(5)(17)	13,000,000	12,756,478	13,000,000

Premiere Global Services, Inc.
senior secured notes, 7.78% (LIBOR + 6.50%), (1.00% floor) due December 8, 2021(4)(5)(6)(14)(15)	15,819,410	14,607,301	15,305,279
second lien senior secured notes, 10.74% (LIBOR + 9.50%), (1.00% floor) due June 6, 2022(4)(5)(14)(17)	10,000,000	9,728,198	9,875,000
Total Business Services		$51,943,223	$52,880,279	13.8%

Consumer Services
Jackson Hewitt Tax Service, Inc.
first lien senior secured notes, 8.31% (LIBOR + 7.00%), (1.00% floor) due July 30, 2020(4)(5)(6)(15)	$19,601,471	$19,296,154	$18,817,412
Total Consumer Services		$19,296,154	$18,817,412	4.9%

Diversified Insurance
AmeriLife Group LLC
first lien senior secured notes, 5.99% (LIBOR + 4.75%), (1.00% floor) due July 10, 2022(4)(5)(6)(17)	$15,447,791	$15,329,320	$15,196,764
Total Diversified Insurance		$15,329,320	$15,196,764	4.0%

Education
Edmentum, Inc. (F/K/A “Plato, Inc.”)
first lien senior secured notes, 5.81% (LIBOR + 4.50%), (1.00% floor) Cash, 2.00% PIK due June 10, 2019(3)(4)(5)(6)(15)	$6,013,256	$5,989,356	$4,517,459
Total Education		$5,989,356	$4,517,459	1.2%

Financial Intermediaries
First American Payment Systems
second lien senior secured notes, 11.73% (LIBOR + 10.50%), (1.00% floor) due July 6, 2024(4)(5)(6)(17)	$1,500,000	$1,457,823	$1,477,500

Harbortouch Payments
second lien senior secured notes, 10.74% (LIBOR + 9.50%), (1.00% floor) due October 11, 2024(4)(5)(6)(17)	12,000,000	11,793,754	12,000,000
Total Financial Intermediaries		$13,251,577	$13,477,500	3.5%

 (continued on next page)

See Accompanying Notes.

TICC CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS — (continued)
September 30, 2017
(unaudited)

COMPANY/INVESTMENT(1)	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Senior Secured Notes – (continued)
Healthcare
Keystone Acquisition Corp.
first lien senior secured notes, 6.58% (LIBOR + 5.25%), (1.00% floor) due May 1, 2024(4)(5)(6)(15)	$3,000,000	$2,941,950	$2,996,250
second lien senior secured notes, 10.58% (LIBOR + 9.25%), (1.00% floor) due May 1, 2025(4)(5)(6)(15)	10,000,000	9,803,106	9,887,500
Total Healthcare		$12,745,056	$12,883,750	3.4%

IT Consulting
Unitek Global Services, Inc.
first lien senior secured tranche B term loan, 9.84% (LIBOR + 8.50%), (1.00% floor) due January 13, 2019(4)(5)(15)	$2,638,748	$2,624,774	$2,665,135
Total IT Consulting		$2,624,774	$2,665,135	0.7%

Logistics
Capstone Logistics Acquisition, Inc.
first lien senior secured notes, 5.74% (LIBOR + 4.50%), (1.00% floor) due October 7, 2021(4)(5)(6)(17)	$10,573,496	$10,554,997	$10,467,761
Total Logistics		$10,554,997	$10,467,761	2.7%

Printing and Publishing
Merrill Communications, LLC
first lien senior secured notes, 6.56% (LIBOR + 5.25%), (1.00% floor ) due June 01, 2022(4)(5)(6)(15)	$12,730,561	$12,638,574	$12,794,214
Total Printing and Publishing		$12,638,574	$12,794,214	3.3%

Software
ECI Software Solutions
second lien senior secured notes, 9.33% (LIBOR + 8.00%), (1.00% floor) due September 29, 2025(4)(5)(15)	$15,000,000	$14,895,056	$14,962,500
Help/Systems Holdings, Inc.
second lien senior secured notes 10.83% (LIBOR + 9.50%), (1.00% floor) due October 8, 2022(4)(5)(15)	10,000,000	9,707,916	9,791,700
Total Software		$24,602,972	$24,754,200	6.5%

Telecommunications Services
Aricent Technologies, Inc.
second lien senior secured notes, 9.74% (LIBOR + 8.50%), (1.00% floor) due April 14, 2022(4)(5)(17)	$14,000,000	$14,008,377	$14,052,500

Birch Communications, Inc.
first lien senior secured notes, 8.55% (LIBOR + 7.25%), (1.00% floor) due July 15, 2020(4)(5)(6)(15)	21,475,095	20,826,313	18,253,831

Global Tel Link Corp
second lien senior secured notes, 9.08% (LIBOR + 7.75%), (1.25% floor) due November 23, 2020(4)(5)(15)	13,000,000	12,919,938	12,935,000

 (continued on next page)

See Accompanying Notes.

TICC CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS — (continued)
September 30, 2017
(unaudited)

COMPANY/INVESTMENT(1)	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Senior Secured Notes – (continued)
Telecommunications Services – (continued)
Securus Technologies, Inc.
first lien senior secured notes, 4.75% (LIBOR + 3.50%), (1.25% floor) due April 30, 2020(4)(5)(6)(17)	$5,638,392	$5,614,900	$5,638,392
second lien senior secured notes, 9.00% (LIBOR + 7.75%), (1.25% floor) due April 30, 2021(4)(5)(15)	6,400,000	6,382,803	6,405,312
Total Telecommunication Services		$59,752,331	$57,285,035	15.0%
Total Senior Secured Notes		$234,276,782	$231,136,750	60.4%

Subordinated Debt
IT Consulting
Unitek Global Services, Inc.
Holdco PIK Debt Cash 0.00%, 15.00% PIK, due July 13, 2019(3)(5)	$750,317	$748,183	$757,820
Total IT Consulting		$748,183	$757,820	0.2%
Total Subordinated Debt		$748,183	$757,820	0.2%

Collateralized Loan Obligation – Debt Investments
Structured Finance
Catamaran CLO 2012-1 Ltd.
CLO secured class F notes, 7.52% (LIBOR + 6.25%), due December 20, 2023(4)(5)(11)(12)(15)	$1,250,000	$1,182,662	$1,218,750

Jamestown CLO V Ltd.
CLO secured class F notes, 7.15% (LIBOR + 5.85%), due January 17, 2027(4)(5)(11)(12)(15)	4,000,000	3,288,787	3,262,800
Total Structured Finance		$4,471,449	$4,481,550	1.2%
Total Collateralized Loan Obligation – Debt Investments		$4,471,449	$4,481,550	1.2%

Collateralized Loan Obligation – Equity Investments
Structured Finance
AMMC CLO XI, Ltd.
CLO subordinated notes, estimated yield 12.24% due October 30, 2023(9)(11)(12)(19)	$6,000,000	$3,766,347	$3,000,000

AMMC CLO XII, Ltd.
CLO subordinated notes, estimated yield 4.05% due May 10, 2025(9)(11)(12)(19)	12,921,429	6,678,484	5,427,000

Anchorage Capital 6 CLO, Ltd.
CLO subordinated notes, estimated yield 16.58% due July 15, 2030(9)(11)(12)(19)	5,000,000	3,366,362	3,256,696

Ares XXV CLO Ltd.
CLO subordinated notes, estimated yield 0.00% due January 17, 2024(9)(10)(11)(12)(19)	15,500,000	317,125	—
Ares XXVI CLO Ltd.
CLO subordinated notes, estimated yield 4.29% due April 15, 2025(9)(11)(12)(19)	17,630,000	8,496,368	6,701,691

 (continued on next page)

See Accompanying Notes.

TICC CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS — (continued)
September 30, 2017
(unaudited)

COMPANY/INVESTMENT(1)	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation — Equity Investments – (continued)
Structured Finance – (continued)
Carlyle Global Market Strategies CLO 2013-2, Ltd.
CLO subordinated notes, estimated yield 9.82% due April 18, 2025(9)(11)(12)(19)	$9,250,000	$5,932,670	$5,593,861

Catamaran CLO 2012-1 Ltd.
CLO subordinated notes, estimated yield 2.37% due December 20, 2023(9)(11)(12)(19)	23,000,000	9,521,922	4,140,000

Cedar Funding II CLO, Ltd.
CLO subordinated notes, estimated yield 15.32% due March 09, 2025(9)(11)(12)(19)	18,000,000	13,658,689	13,140,000

Cedar Funding VI CLO, Ltd.
CLO subordinated notes, estimated yield 14.88% due October 20, 2028(9)(11)(12)(19)	7,700,000	7,008,964	7,007,000

CIFC Funding 2012-1, Ltd.
CLO subordinated notes, estimated yield 0.00% due August 14, 2024(9)(10)(11)(12)(19)	12,750,000	213,307	133,875

CIFC Funding 2014-3, Ltd.
CLO subordinated notes, estimated yield 15.10% due July 22, 2026(9)(11)(12)(19)	10,000,000	6,996,163	6,400,000

Eaton Vance 2015-1, Ltd.
CLO subordinated notes, estimated yield 13.62% due October 20, 2026(9)(11)(12)(19)	7,500,000	5,109,292	5,475,000

Galaxy XVII CLO, Ltd.
CLO subordinated notes, estimated yield 24.75% due April 25, 2025(9)(11)(12)(19)	2,000,000	900,698	860,000

GoldenTree Loan Opportunities VII, Ltd.
CLO subordinated notes, estimated yield 19.39% due April 25, 2025(9)(11)(12)(19)	4,670,000	2,621,693	2,568,500

Hull Street CLO Ltd.
CLO subordinated notes, estimated yield -1.14% due October 18, 2026(9)(11)(12)(19)	5,000,000	2,941,954	1,350,000

Ivy Hill Middle Market Credit Fund VII, Ltd.
CLO subordinated notes, estimated yield 17.21% due October 20, 2025(9)(11)(12)(19)	14,000,000	11,434,840	10,151,717

Jamestown CLO V Ltd.
CLO subordinated notes, estimated yield 18.20% due January 17, 2027(9)(11)(12)(19)	8,000,000	4,933,371	3,200,000

 (continued on next page)

See Accompanying Notes.

TICC CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS — (continued)
September 30, 2017
(unaudited)

COMPANY/INVESTMENT(1)	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation — Equity Investments – (continued)
Structured Finance – (continued)
KVK CLO 2013-2, Ltd.
CLO subordinated notes, estimated yield 37.81% due January 15, 2026(9)(11)(12)(19)	$14,200,000	$6,739,198	$5,467,000

Madison Park Funding XIX, Ltd.
CLO subordinated notes, estimated yield 13.63% due January 22, 2028(9)(11)(12)(19)	5,422,500	5,315,388	5,585,175

Marea CLO, Ltd.
CLO subordinated notes, estimated yield 0.00% due October 15, 2023(9)(10)(11)(12)(19)	16,217,000	2,664,610	—
Mountain Hawk III CLO, Ltd.
CLO M notes due April 18, 2025(11)(12)(13)	2,389,676	—	109,020

Regatta V Funding, Ltd.
CLO subordinated notes, estimated yield 18.78% due October 25, 2026(9)(11)(12)(19)	3,000,000	1,826,552	1,800,000

Steele Creek CLO 2014-1, Ltd.
CLO subordinated notes, estimated yield 18.97% due August 21, 2026(9)(11)(12)(19)	6,000,000	4,294,553	4,320,000

Telos CLO 2013-3, Ltd.
CLO subordinated notes, estimated yield 20.20% due July 17, 2026(9)(11)(12)(19)	14,447,790	9,146,221	7,946,285

Telos CLO 2013-4, Ltd.
CLO subordinated notes, estimated yield 26.48% due July 17, 2024(9)(11)(12)(19)	11,350,000	6,941,608	6,578,091

Telos CLO 2014-5, Ltd.
CLO subordinated notes, estimated yield 21.10% due April 17, 2025(9)(11)(12)(19)	28,500,000	18,448,186	16,898,211

Venture XIV, Ltd.
CLO subordinated notes, estimated yield 19.47% due August 28, 2029(9)(11)(12)(19)	5,250,000	3,214,363	2,835,000

Venture XVII, Ltd.
CLO subordinated notes, estimated yield 20.20% due July 15, 2026(9)(11)(12)(19)	6,200,000	4,219,279	3,728,873

Venture XXIV CLO, Ltd.
CLO subordinated notes, estimated yield 16.14% due October 20, 2028(9)(11)(12)(19)	3,750,000	3,346,166	3,262,500

Vibrant CLO V, Ltd.
CLO subordinated notes, estimated yield 18.98% due January 20, 2029(9)(11)(12)(19)	13,475,000	11,990,357	11,588,500

 (continued on next page)

See Accompanying Notes.

TICC CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS — (continued)
September 30, 2017
(unaudited)

COMPANY/INVESTMENT(1)	PRINCIPAL AMOUNT/ SHARES	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation — Equity Investments – (continued)
Structured Finance – (continued)
West CLO 2014-1, Ltd.
CLO subordinated notes, estimated yield 24.57% due July 18, 2026(9)(11)(12)(19)	$13,500,000	$9,068,058	$9,180,000

Windriver 2012-1 CLO, Ltd.
CLO subordinated notes, estimated yield 11.02% due January 17, 2024(9)(11)(12)(19)	7,500,000	4,831,741	4,057,494

Zais CLO 6, Ltd.
CLO subordinated notes, estimated yield 20.32% due July 15, 2029(9)(11)(12)(19)	10,500,000	9,425,570	10,185,000

CLO Equity Side Letter Related Investments(11)(12)(13)		125,000	1,616,116
Total Structured Finance		$195,495,102	$173,562,605	45.4%
Total Collateralized Loan Obligation – Equity Investments		$195,495,102	$173,562,605	45.4%

Common Stock
IT Consulting
Unitek Global Services
common equity(7)(10)	1,244,188	$684,960	$622,094
Total IT Consulting		$684,960	$622,094	0.2%
Total Common Stock		$684,960	$622,094	0.2%

Preferred Equity
IT Consulting
Unitek Global Services, Inc.
Series A Senior Preferred Equity(7)	3,002,455	$2,762,421	$3,122,553
Series A Preferred Equity(7)	5,706,866	3,677,000	8,046,681
Total IT Consulting		$6,439,421	$11,169,234	2.9%
Total Preferred Equity		$6,439,421	$11,169,234	2.9%

Warrants
IT Consulting
Unitek Global Services, Inc.
Warrants to purchase common stock(7)	159,795	$—	$—
Total IT Consulting		$—	$—	0.0%
Total Warrants		$—	$—	0.0%

Other Investments
Software
Algorithmic Implementations, Inc. (d/b/a “Ai Squared”)
Earnout payments(7)(20)		$500,000	$500
Total Software		$500,000	$500	0.0%
Total Other Investments		$500,000	$500	0.0%

Total Investments in Securities(8)		$442,615,897	$421,730,553	110.3%

 (continued on next page)

See Accompanying Notes.

TICC CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS — (continued)
September 30, 2017
(unaudited)

COMPANY/INVESTMENT(1)	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Cash Equivalents
First American Government Obligations Fund(21)		$119,601,494	$119,601,494
Total Cash Equivalents		$119,601,494	$119,601,494	31.3%
Total Investments in Securities and Cash Equivalents		$562,217,391	$541,332,047	141.6%

____________

(1)   Other than Unitek Global Services, Inc., of which we are deemed to be an “affiliate,” we do not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the Investment Company Act of 1940 (the “1940 Act”). In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its voting securities.

(2)   Fair value is determined in good faith by the Board of Directors of the Company.

(3)   Portfolio includes $6,763,573 of principal amount of debt investments which contain a PIK provision at September 30, 2017.

(4)   Notes bear interest at variable rates.

(5)   Cost value reflects accretion of original issue discount or market discount.

(6)   Cost value reflects repayment of principal.

(7)   Non-income producing at the relevant period end.

(8)   Aggregate gross unrealized appreciation for federal income tax purposes is $12,832,544; aggregate gross unrealized depreciation for federal income tax purposes is $76,038,143. Net unrealized depreciation is $63,205,599 based upon a tax cost basis of $484,936,152.

(9)   Cost value reflects accretion of effective yield less any cash distributions received or entitled to be received from CLO equity investments.

(10) The CLO equity investment was optionally redeemed. Refer to “Note 3. Summary of Significant Accounting Policies.”

(11) Indicates assets that the Company believes do not represent “qualifying assets” under Section 55(a) of the 1940 Act Qualifying assets must represent at least 70% of the Company’s total assets at the time of acquisition of any additional non-qualifying assets. As of September 30, 2017, the Company held qualifying assets that represented 67.3% of its total assets

(12) Investment not domiciled in the United States.

(13) Fair value represents discounted cash flows associated with fees earned from CLO equity investments

(14) Aggregate investments represent greater than 5% of net assets.

(15) The principal balance outstanding for this debt investment, in whole or in part, is indexed to 90-day LIBOR.

(16) The principal balance outstanding for this debt investment, in whole or in part, is indexed to 1-year LIBOR.

(17) The principal balance outstanding for this debt investment, in whole or in part, is indexed to 30-day LIBOR.

(18) The principal balance outstanding for this debt investment, in whole or in part, is indexed to 180-day LIBOR.

(19) The CLO subordinated notes and income notes are considered equity positions in the CLO funds. Equity investments are entitled to recurring distributions which are generally equal to the remaining cash flow of the payments made by the underlying fund’s securities less contractual payments to debt holders and fund expenses. The estimated yield indicated is based upon a current projection of the amount and timing of these recurring distributions and the estimated amount of repayment of principal upon expected redemption. Such projections are periodically reviewed and adjusted, and the estimated yield may not ultimately be realized.

(20) Represents the earnout payments related to the sale of Algorithmic Implementations, Inc. (d/b/a “Ai Squared”).

(21) Represents cash equivalents held in money market accounts as of September 30, 2017.

See Accompanying Notes.

TICC CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS
DECEMBER 31, 2016

COMPANY/INVESTMENT(1)	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Senior Secured Notes
Aerospace and Defense
Novetta, LLC
first lien senior secured notes, 6.00% (LIBOR + 5.00%), (1.00% floor) due October 16, 2022(4)(5)(6)(10)(15)	$5,643,000	$5,586,051	$5,466,656
Total Aerospace and Defense		$5,586,051	$5,466,656	1.4%

Business Services
BMC Software Finance, Inc.
first lien senior secured notes, 5.00% (LIBOR + 4.00%), (1.00% floor) due September 10, 2020(4)(5)(6)(10)(15)	$4,676,389	$4,687,172	$4,664,698

ConvergeOne Holdings Corp.
first lien senior secured notes, 6.375% (LIBOR + 5.375%), (1.00% floor) due June 17, 2020(4)(5)(6)(10)(15)	9,609,828	9,609,610	9,561,779
second lien senior secured notes, 10.00% (LIBOR + 9.00%), (1.00% floor) due June 17, 2021(4)(5)(10)(15)	3,000,000	2,978,478	2,940,000

Polycom, Inc.
first lien senior secured notes, 7.50% (LIBOR + 6.50%), (1.00% floor) due September 27, 2023(4)(5)(14)(17)	6,769,583	6,497,271	6,803,431
second lien senior secured notes, 11.00% (LIBOR + 10.00%), (1.00% floor) due September 27, 2024(4)(5)(14)(17)	13,000,000	12,744,436	12,870,000

Premiere Global Services, Inc.
senior secured notes, 7.50% (LIBOR + 6.50%), (1.00% floor) due December 8, 2021(4)(5)(6)(10)(15)	14,436,090	13,060,236	14,048,192
second lien senior secured notes, 10.50% (LIBOR + 9.50%), (1.00% floor) due June 6, 2022(4)(5)(17)	5,000,000	4,804,450	4,800,000

Source Hov, LLC
first lien senior secured notes, 7.75% (LIBOR + 6.75%), (1.00% floor) due October 31, 2019(4)(5)(6)(10)(14)(17)	16,537,500	16,195,897	14,883,750
second lien senior secured notes, 11.50% (LIBOR + 10.50%), (1.00% floor) due April 30, 2020(4)(5)(10)(14)(17)	15,000,000	14,586,122	9,723,750
Total Business Services		$85,163,672	$80,295,600	20.8%

Computer Hardware
Stratus Technologies, Inc.
first lien senior secured notes, 6.00% (LIBOR + 5.00%), (1.00% floor) due April 28, 2021(4)(5)(6)(10)(17)	$7,975,000	$7,911,297	$7,855,375
Total Computer Hardware		$7,911,297	$7,855,375	2.0%

Consumer Services
Jackson Hewitt Tax Service, Inc.
first lien senior secured notes, 8.00% (LIBOR + 7.00%), (1.00% floor) due July 30, 2020(4)(5)(6)(10)(15)	$17,640,000	$17,387,178	$16,912,350
Total Consumer Services		$17,387,178	$16,912,350	4.4%

 (continued on next page)

See Accompanying Notes.

TICC CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS — (continued)
DECEMBER 31, 2016

COMPANY/INVESTMENT(1)	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Senior Secured Notes – (continued)
Diversified Insurance
AmeriLife Group
first lien senior secured notes, 5.75% (LIBOR + 4.75%), (1.00% floor) due July 10, 2022(4)(5)(6)(10)(16)	$15,620,604	$15,486,217	$15,151,986
Total Diversified Insurance		$15,486,217	$15,151,986	3.9%

Education
Edmentum, Inc. (F/K/A “Plato, Inc.”)
first lien senior secured notes, 5.50% (LIBOR + 4.50%), (1.00% floor) Cash, 2.00% PIK due June 10, 2019(3)(4)(5)(6)(10)(15)	$5,966,443	$5,931,165	$4,285,875
Total Education		$5,931,165	$4,285,875	1.1%

Financial Intermediaries
First American Payment Systems
second lien senior secured notes, 10.75% (LIBOR + 9.50%), (1.25% floor) due April 12, 2019(4)(5)(6)(10)(17)	$13,982,241	$13,870,396	$13,982,241

Harbortouch Payments
second lien senior secured notes, 10.50% (LIBOR + 9.50%), (1.00% floor) due October 11, 2024(4)(5)(6)(10)(15)	12,000,000	11,777,359	11,820,000

NAB Holdings, LLC
first lien senior secured notes, 4.75% (LIBOR + 3.75%), (1.00% floor) due May 21, 2021(4)(5)(6)(10)(15)	9,262,559	9,214,580	9,262,559

Total Merchant Services, Inc.
first lien senior secured notes, 6.50% (LIBOR + 5.50%), (1.00% floor) due December 5, 2020(4)(5)(6)(10)(18)	12,224,081	12,135,248	11,888,285
Total Financial Intermediaries		$46,997,583	$46,953,085	12.2%

IT Consulting
Unitek Global Services, Inc.
first lien senior secured tranche B term loan, 8.50% (LIBOR + 4.50%), (1.00% floor) due January 13, 2019(4)(5)(10)(15)	$2,638,748	$2,617,067	$2,665,135
Total IT Consulting		$2,617,067	$2,665,135	0.7%

Logistics
Capstone Logistics Acquisition, Inc.
first lien senior secured notes, 5.50% (LIBOR + 4.50%), (1.00% floor) due October 7, 2021(4)(5)(6)(10)(17)	$10,727,817	$10,704,694	$10,584,815
Total Logistics		$10,704,694	$10,584,815	2.7%

 (continued on next page)

See Accompanying Notes.

TICC CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS — (continued)
DECEMBER 31, 2016

COMPANY/INVESTMENT(1)	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Senior Secured Notes – (continued)
Printing and Publishing
iEnergizer Limited
first lien senior secured notes, 7.25% (LIBOR + 6.00%), (1.25% floor) due May 01, 2019(4)(5)(6)(10)(11)(12)(17)	$4,694,081	$4,621,686	$4,647,140

Merrill Communications, LLC
first lien senior secured notes, 6.25% (LIBOR + 5.25%), (1.00% floor ) due June 01, 2022(4)(5)(6)(10)(14)(15)	23,682,442	23,447,282	23,504,824

Novitex Enterprise Solutions (F/K/A “Pitney Bowes Management Services, Inc.”)
first lien senior secured notes, 8.00% (LIBOR + 6.75%), (1.25% floor) due July 07, 2020(4)(5)(6)(10)(18)	15,165,400	15,098,034	14,520,871

Innovairre Holding Company LLC(F/K/A” RBS Holding Company”)
first lien senior secured notes, 5.00% (LIBOR + 4.00%), (1.00% floor) due August 2, 2019(4)(5)(6)(15)	11,839,379	11,578,162	11,602,591

Recorded Books, Inc. (F/K/A “Volume Holdings, Inc.”)
senior secured notes, 5.50% (LIBOR + 4.50%), (1.00% floor) due July 31, 2021(4)(5)(6)(10)(15)	8,720,058	8,684,453	8,632,857
Total Printing and Publishing		$63,429,617	$62,908,283	16.3%

Software
Help/Systems Holdings, Inc.
senior secured notes, 6.25% (LIBOR + 5.25%), (1.00% floor) due October 18, 2021(4)(5)(6)(10)(15)	$8,910,000	$8,760,042	$8,887,725
second lien senior secured notes 10.50% (LIBOR + 9.50%), (1.00% floor) due October 8, 2022(4)(5)(15)	10,000,000	9,676,019	9,500,000
Total Software		$18,436,061	$18,387,725	4.8%

Telecommunications Services
Aricent Technologies, Inc.
first lien senior secured notes, 5.50% (LIBOR + 4.50%), (1.00% floor) due April 14, 2021(4)(5)(6)(10)(14)(18)	$8,775,262	$8,731,896	$8,533,942
second lien senior secured notes, 9.50% (LIBOR + 8.50%), (1.00% floor) due April 14, 2022(4)(5)(10)(14)(18)	14,000,000	14,008,442	12,040,000

Birch Communications, Inc.
first lien senior secured notes, 8.25% (LIBOR + 7.25%), (1.00% floor) due July 18, 2020(4)(5)(6)(10)(14)(15)	22,386,525	21,592,757	19,700,142

Global Tel Link Corp
first lien senior secured notes, 5.00% (LIBOR + 3.75%), (1.25% floor) due May 23, 2020(4)(5)(6)(15)	1,983,163	1,975,704	1,969,539
second lien senior secured notes, 9.00% (LIBOR + 7.75%), (1.25% floor) due November 23, 2020(4)(5)(10)(15)	13,000,000	12,903,392	12,593,750

 (continued on next page)

See Accompanying Notes.

TICC CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS — (continued)
DECEMBER 31, 2016

COMPANY/INVESTMENT(1)	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Senior Secured Notes – (continued)
Telecommunications Services – (continued)
Electric Lightwave Holdings, Inc. (F/K/A “Integra Telecom Holdings, Inc.”)
first lien senior secured notes, 5.25% (LIBOR + 4.00%), (1.25% floor) due August 14, 2020(4)(5)(6)(10)(14)(15)	$5,180,526	$5,159,932	$5,189,592
second lien senior secured notes, 9.75% (LIBOR + 8.50%), (1.25% floor) due February 14, 2021(4)(5)(6)(10)(14)(15)	10,806,404	10,857,480	10,786,196

Securus Technologies, Inc.
first lien senior secured notes, 4.75% (LIBOR + 3.50%), (1.25% floor) due April 30, 2020(4)(5)(6)(15)	5,824,573	5,792,824	5,795,450
second lien senior secured notes, 9.00% (LIBOR + 7.75%), (1.25% floor) due April 30, 2021(4)(5)(10)(15)	6,400,000	6,379,907	6,256,000

U.S. Telepacific Corp.
first lien senior secured notes, 6.00% (LIBOR + 5.00%), (1.00% floor) due November 25, 2020(4)(5)(6)(10)(15)	9,778,733	9,708,848	9,756,340
Total Telecommunication Services		$97,111,182	$92,620,951	24.0%

Travel
Travel Leaders Group, LLC
first lien senior secured notes, 7.00% (LIBOR + 6.00%), (1.00% floor) due December 07, 2020(4)(5)(6)(10)(15)	$8,926,197	$8,790,059	$8,926,197
Total Travel		$8,790,059	$8,926,197	2.3%
Total Senior Secured Notes		$385,551,843	$373,014,033	96.6%

Subordinated Debt
IT Consulting
Unitek Global Services, Inc.
Holdco PIK Debt Cash 0.00%, 15.00% PIK, due July 13, 2019(3)(5)(10)	$671,053	$668,162	$677,764
Total IT Consulting		$668,162	$677,764	0.2%
Total Subordinated Debt		$668,162	$677,764	0.2%

Collateralized Loan Obligation – Debt Investments
Structured Finance
Telos CLO 2013-3, Ltd.
CLO secured class F notes, 6.38% (LIBOR + 5.50%), due January 17, 2024(4)(5)(11)(12)(15)	$3,000,000	$2,804,247	$2,700,000
Total Structured Finance		$2,804,247	$2,700,000	0.7%
Total Collateralized Loan Obligation – Debt Investments		$2,804,247	$2,700,000	0.7%
 (continued on next page)

See Accompanying Notes.

TICC CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS — (continued)
DECEMBER 31, 2016

COMPANY/INVESTMENT(1)	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation – Equity Investments
Structured Finance
ACAS CLO 2012-1, Ltd.
CLO subordinated notes, estimated yield 121.87% due September 20, 2023(9)(11)(12)(19)	$6,000,000	$2,993,455	$3,240,000

ALM X, Ltd.
CLO preference shares, estimated yield 24.92% due January 15, 2025(9)(11)(12)(19)	3,801,000	2,503,234	2,599,034

AMMC CLO XI, Ltd.
CLO subordinated notes, estimated yield 45.48% due October 30, 2023(9)(11)(12)(19)	6,000,000	3,698,795	3,600,000

AMMC CLO XII, Ltd.
CLO subordinated notes, estimated yield 20.03% due May 10, 2025(9)(11)(12)(19)	12,921,429	7,298,625	5,943,857

Ares XXV CLO Ltd.
CLO subordinated notes, estimated yield 10.48% due January 17, 2024(9)(11)(12)(19)	15,500,000	9,799,870	8,370,000

Ares XXVI CLO Ltd.
CLO subordinated notes, estimated yield 13.02% due April 15, 2025(9)(11)(12)(19)	17,630,000	9,247,832	7,833,790

Ares XXIX CLO Ltd.
CLO subordinated notes, estimated yield 9.16% due April 17, 2026(9)(11)(12)(19)	12,750,000	8,897,649	7,355,511

Atlas Senior Loan Fund III, Ltd.
CLO subordinated notes, estimated yield 19.61% due August 18, 2025(9)(11)(12)(19)	8,000,000	4,295,766	4,540,000

Benefit Street Partners CLO II, Ltd.
CLO subordinated notes, estimated yield 12.25% due July 15, 2024(9)(11)(12)(19)	23,450,000	19,654,575	16,855,411

Carlyle Global Market Strategies CLO 2013-2, Ltd.
CLO subordinated notes, estimated yield 18.27% due April 18, 2025(9)(11)(12)(19)	9,250,000	6,122,479	5,599,429

Catamaran CLO 2012-1 Ltd.
CLO subordinated notes, estimated yield -6.86% due December 20, 2023(9)(11)(12)(19)	23,000,000	11,239,113	5,750,000

Cedar Funding II CLO, Ltd.
CLO subordinated notes, estimated yield 17.80% due March 09, 2025(9)(11)(12)(19)	18,750,000	13,853,409	13,125,000

 (continued on next page)

See Accompanying Notes.

TICC CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS — (continued)
DECEMBER 31, 2016

COMPANY/INVESTMENT(1)	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation – Equity Investments –(continued)
Structured Finance – (continued)
CIFC Funding 2012-1, Ltd.
CLO subordinated notes, estimated yield 23.01% due August 14, 2024(9)(11)(12)(19)	$12,750,000	$7,066,122	$6,757,500

GoldenTree Loan Opportunities VII, Ltd.
CLO subordinated notes, estimated yield 27.89% due April 25, 2025(9)(11)(12)(19)	4,670,000	2,749,405	3,269,000

Halcyon Loan Advisors Funding 2014-2 Ltd.
CLO subordinated notes, estimated yield 5.87% due April 28, 2025(9)(11)(12)(19)	8,000,000	5,020,677	3,700,000

Hull Street CLO Ltd.
CLO subordinated notes, estimated yield 12.76% due October 18, 2026(9)(11)(12)(19)	5,000,000	3,218,541	2,400,000

Ivy Hill Middle Market Credit Fund VII, Ltd.
CLO subordinated notes, estimated yield 11.54% due October 20, 2025(9)(11)(12)(19)	14,000,000	11,572,127	10,590,431

Jamestown CLO V Ltd.
CLO subordinated notes, estimated yield 7.42% due January 17, 2027(9)(11)(12)(19)	8,000,000	4,890,961	4,000,000

KVK CLO 2012-2, Ltd.
CLO subordinated notes, estimated yield 62.66% due February 10, 2025(9)(11)(12)(19)	5,000,000	1,949,974	2,250,000

KVK CLO 2013-2, Ltd.
CLO subordinated notes, estimated yield 37.69% due January 15, 2026(9)(11)(12)(19)	14,000,000	5,725,139	6,160,000

Madison Park Funding XIX, Ltd.
CLO subordinated notes, estimated yield 15.62% due January 22, 2029(9)(11)(12)(19)	5,422,500	5,417,070	5,856,300

Marea CLO, Ltd.
CLO subordinated notes, estimated yield 8.00% due October 15, 2023(9)(11)(12)(19)	16,217,000	10,050,816	6,109,956

Mountain Hawk III CLO, Ltd.
CLO income notes, estimated yield 7.50% due April 18, 2025(9)(11)(12)(19)	17,200,000	10,236,812	6,657,469
CLO M notes due April 18, 2025(11)(12)(13)	2,389,676	—	288,747

Regatta V Funding, Ltd.
CLO subordinated notes, estimated yield 23.73% due October 25, 2026(9)(11)(12)(19)	3,000,000	1,745,162	1,830,000

 (continued on next page)

See Accompanying Notes.

TICC CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS — (continued)
DECEMBER 31, 2016

COMPANY/INVESTMENT(1)	PRINCIPAL AMOUNT/ SHARES	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation – Equity Investments –(continued)
Structured Finance – (continued)
Shackleton 2013-IV CLO, Ltd.
CLO subordinated notes, estimated yield 10.06% due January 13, 2025(9)(11)(12)(19)	$24,400,000	$16,014,950	$12,503,876

Telos CLO 2013-3, Ltd.
CLO subordinated notes, estimated yield 20.89% due January 17, 2024(9)(11)(12)(19)	10,416,666	7,191,952	5,572,916

Telos CLO 2013-4, Ltd.
CLO subordinated notes, estimated yield 31.09% due July 17, 2024(9)(11)(12)(19)	11,350,000	7,010,740	6,881,917

Telos CLO 2014-5, Ltd.
CLO subordinated notes, estimated yield 23.21% due April 17, 2025(9)(11)(12)(19)	10,500,000	7,454,218	6,286,825

Windriver 2012-1 CLO, Ltd.
CLO subordinated notes, estimated yield 31.72% due January 15, 2026(9)(11)(12)(19)	7,500,000	4,929,958	5,257,464

York CLO-1, Ltd.
CLO subordinated notes, estimated yield 16.27% due January 22, 2027(9)(11)(12)(19)	22,850,000	16,741,765	18,051,500

CLO equity side letter related investments(11)(12)(13)		—	1,588,172
Total Structured Finance		$228,591,191	$200,824,105	52.0%
Total Collateralized Loan Obligation – Equity Investments		$228,591,191	$200,824,105	52.0%

Common Stock
IT Consulting
Unitek Global Services
common equity(7)(10)	815,266	535,000	864,182
Total IT Consulting		$535,000	$864,182	0.2%

Telecommunications Services
Electric Lightwave Holdings, Inc. (F/K/A “Integra Telecom Holdings, Inc.”)
common stock(7)(14)	775,846	1,712,398	4,150,776
Total Telecommunications Services		$1,712,398	$4,150,776	1.1%
Total Common Stock		$2,247,398	$5,014,958	1.3%

Preferred Equity
IT Consulting
Unitek Global Services, Inc.
Series A Preferred Equity(7)(10)	5,706,866	3,677,000	7,418,926
Total IT Consulting		$3,677,000	$7,418,926	1.9%
Total Preferred Equity		$3,677,000	$7,418,926	1.9%

 (continued on next page)

See Accompanying Notes.

TICC CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS — (continued)
DECEMBER 31, 2016

COMPANY/INVESTMENT(1)	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Other Investments
Software
Algorithmic Implementations, Inc.(d/b/a “Ai Squared”)
Earnout payments(7)(20)		$500,000	$273,290
Total Software		$500,000	$273,290	0.1%
Total Other Investments		$500,000	$273,290	0.1%

Total Investments in Securities(8)		$624,039,841	$589,923,076	152.8%

Cash Equivalents
First American Government Obligations Fund(21)		$8,261,698	$8,261,698
Total Cash Equivalents		$8,261,698	$8,261,698	2.2%
Total Investments in Securities and Cash Equivalents		$632,301,539	$598,184,774	155.0%

____________

(1)   Other than Unitek Global Services, Inc., of which we are deemed to be an “affiliate,” we do not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the Investment Company Act of 1940 (the “1940 Act”). In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its voting securities.

(2)   Fair value is determined in good faith by the Board of Directors of the Company.

(3)   Portfolio includes $6,637,496 of principal amount of debt investments which contain a PIK provision at December 31, 2016.

(4)   Notes bear interest at variable rates.

(5)   Cost value reflects accretion of original issue discount or market discount.

(6)   Cost value reflects repayment of principal.

(7)   Non-income producing at the relevant period end.

(8)   Aggregate gross unrealized appreciation for federal income tax purposes is $16,039,914; aggregate gross unrealized depreciation for federal income tax purposes is $93,938,149. Net unrealized depreciation is $77,903,235 based upon a tax cost basis of $667,826,311.

(9)   Cost value reflects accretion of effective yield less any cash distributions received or entitled to be received from CLO equity investments.

(10) All or a portion of this investment represents TICC CLO 2012-1 LLC collateral.

(11) Indicates assets that the Company believes do not represent “qualifying assets” under Section 55(a) of the 1940 Act Qualifying assets must represent at least 70% of the Company’s total assets at the time of acquisition of any additional non-qualifying assets. As of December 31, 2016, the Company held qualifying assets that represented 65.9% of its total assets

(12) Investment not domiciled in the United States.

(13) Fair value represents discounted cash flows associated with fees earned from CLO equity investments

(14) Aggregate investments represent greater than 5% of net assets.

(15) The principal balance outstanding for this debt investment, in whole or in part, is indexed to 90-day LIBOR.

(16) The principal balance outstanding for this debt investment, in whole or in part, is indexed to 1-year LIBOR.

(17) The principal balance outstanding for this debt investment, in whole or in part, is indexed to 30-day LIBOR.

(18) The principal balance outstanding for this debt investment, in whole or in part, is indexed to 180-day LIBOR.

(19) The CLO subordinated notes and income notes are considered equity positions in the CLO funds. Equity investments are entitled to recurring distributions which are generally equal to the remaining cash flow of the payments made by the underlying fund’s securities less contractual payments to debt holders and fund expenses. The estimated yield indicated is based upon a current projection of the amount and timing of these recurring distributions and the estimated amount of repayment of principal upon expected redemption. Such projections are periodically reviewed and adjusted, and the estimated yield may not ultimately be realized.

(20) Represents the earnout payments related to the sale of Algorithmic Implementations, Inc. (d/b/a “Ai Squared”).

(21) Represents cash equivalents held in a money market account as of December 31, 2016.

See Accompanying Notes.

TICC CAPITAL CORP.

CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)

	Three Months Ended September 30, 2017	Three Months Ended September 30, 2016	Nine Months Ended September 30, 2017	Nine Months Ended September 30, 2016
INVESTMENT INCOME
From non-affiliated/non-control investments:
Interest income – debt investments	$5,306,698	$8,570,131	$19,096,102	$25,405,967
Income from securitization vehicles and investments	8,086,059	8,635,834	26,081,676	22,538,250
Commitment, amendment fee income and other income	1,007,230	805,128	2,517,401	1,654,954
Total investment income from non-affiliated/non-control investments	14,399,987	18,011,093	47,695,179	49,599,171

From affiliated investments:
Interest income – debt investments	97,710	84,699	280,151	244,411
Total investment income from affiliated investments	97,710	84,699	280,151	244,411

From control investments:
Interest income – debt investments	—	—	—	567,219
Total investment income from control investments	—	—	—	567,219
Total investment income	14,497,697	18,095,792	47,975,330	50,410,801

OPERATING EXPENSES
Compensation expense	237,686	189,205	676,059	609,345
Base management fee	2,004,391	2,630,334	6,456,566	8,747,819
Professional fees	720,500	2,157,751	2,062,734	5,365,284
Interest expense	3,701,533	4,407,246	11,135,451	13,200,127
General and administrative	501,464	1,749,408	1,718,627	3,439,292
Total operating expenses before incentive fee	7,165,574	11,133,944	22,049,437	31,361,867
Net investment income incentive fee	564,370	422,828	2,827,991	1,666,594
Total operating expenses	7,729,944	11,556,772	24,877,428	33,028,461
Net investment income	6,767,753	6,539,020	23,097,902	17,382,340

Net change in unrealized appreciation/(depreciation) on investments
Non-Affiliate/non-control investments	1,884,023	39,813,458	12,643,254	60,144,518
Affiliated investments	666,278	2,520,646	588,167	4,623,812
Control investments	—	—	—	5,750,000
Total net change in unrealized appreciation/(depreciation) on investments	2,550,301	42,334,104	13,231,421	70,518,330

Net realized losses
Non-Affiliated/non-control investments	(1,066,399)	(5,312,519)	(5,992,111)	(10,190,122)
Control investments	—	—	—	(3,000,000)
Extinguishment of debt	(2,235,636)	(647,842)	(3,149,338)	(647,842)
Total net realized losses	(3,302,035)	(5,960,361)	(9,141,449)	(13,837,964)
Net increase in net assets resulting from operations	$6,016,019	$42,912,763	$27,187,874	$74,062,706

Net increase in net assets resulting from net investment income per common share:
Basic	$0.13	$0.13	$0.45	$0.33
Diluted	$0.13	$0.13	$0.45	$0.33

Net increase in net assets resulting from operations per common share:
Basic	$0.12	$0.83	$0.53	$1.42
Diluted	$0.12	$0.72	$0.53	$1.28

Weighted average shares of common stock outstanding:
Basic	51,479,409	51,479,409	51,479,409	51,985,537
Diluted	59,727,707	61,512,561	59,727,707	62,018,689
Distributions per share	$0.20	$0.29	$0.60	$0.87

See Accompanying Notes.

TICC CAPITAL CORP.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
(unaudited)

	Nine Months Ended September 30, 2017	Year Ended December 31, 2016
Increase in net assets from operations:
Net investment income	$23,097,902	$26,778,293
Net realized losses	(9,141,449)	(17,022,170)
Net change in unrealized appreciation/(depreciation) on investments	13,231,421	100,605,640
Net increase in net assets resulting from operations	27,187,874	110,361,763

Distributions to shareholders
Distributions from net investment income	(30,887,645)	(54,740,084)
Tax return of capital distributions	—	(4,976,030)
Total distributions to shareholders	(30,887,645)	(59,716,114)

Capital share transactions:
Repurchase of common stock	—	(25,587,862)
Net decrease in net assets from capital share transactions	—	(25,587,862)
Total increase in net assets	(3,699,771)	25,057,787
Net assets at beginning of period	385,992,498	360,934,711
Net assets at end of period (including over distributed net investment income of $48,653,633 and $40,863,890, respectively)	$382,292,727	$385,992,498

Capital share activity:
Shares repurchased	—	(4,917,026)
Net decrease in capital share activity	—	(4,917,026)

See Accompanying Notes.

TICC CAPITAL CORP.

CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited)

	Nine Months Ended September 30, 2017	Nine Months Ended September 30, 2016
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$27,187,874	$74,062,706
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Accretion of discounts on investments	(827,744)	(801,620)
Accretion of discount on notes payable and deferred debt issuance costs	811,412	1,048,149
Increase in investments due to PIK	(169,989)	(160,574)
Payment of original discount on TICC CLO 2012-1 LLC	(3,575,888)	(446,479)
Purchases of investments	(163,032,724)	(126,274,776)
Repayments of principal and reductions to debt cost	158,996,792	101,641,129
Proceeds from the sale of investments	151,193,037	98,789,204
Net realized losses	9,141,449	13,837,964
Reductions to CLO equity cost	31,344,870	30,289,507
Net change in unrealized appreciation/(depreciation) on investments	(13,231,421)	(70,518,330)
Decrease in interest and distributions receivable	5,120,576	2,120,070
Increase in other assets	(386,014)	(780,551)
Increase in accrued interest payable	1,234,949	2,187,090
Decrease in base management fee and net investment income incentive fee payable	(1,101,887)	(1,142,739)
Decrease in accrued expenses	(329,849)	(356,147)
Net cash provided by operating activities	202,375,443	123,494,603

CASH FLOWS FROM INVESTING ACTIVITIES
Change in restricted cash	3,451,636	(6,030,598)
Net cash used in investing activities	3,451,636	(6,030,598)

CASH FLOWS FROM FINANCING ACTIVITIES
Distributions paid (net of stock issued under distribution reinvestment plan of $0, and $0, respectively)	(30,887,645)	(44,787,083)
Repayment of original proceeds of notes payable – TICC CLO 2012-1 LLC	(125,705,930)	(35,553,521)
Proceeds from issuance of 6.50% unsecured notes	64,370,225	—
Deferred debt issuance costs	(2,263,933)	—
Repurchase of common stock	—	(25,587,862)
Net cash used in financing activities	(94,487,283)	(105,928,466)
Net increase in cash and cash equivalents	111,339,796	11,535,539
Cash and cash equivalents, beginning of period	8,261,698	23,181,677
Cash and cash equivalents, end of period	$119,601,494	$34,717,216

SUPPLEMENTAL DISCLOSURES
Cash paid for interest	$9,089,091	$9,964,889

NON-CASH ACTIVITIES
Securities sold not settled	$2,950,000	$34,224,734
Securities purchased not settled	$5,015,000	$6,720,000
Non-cash investment restructuring	$—	$11,613,301

See Accompanying Notes.

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2017
(unaudited)

NOTE 1. UNAUDITED INTERIM FINANCIAL STATEMENTS

Interim consolidated financial statements of TICC Capital Corp. (“TICC” and, together with its subsidiaries, the “Company”) are prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”) for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with GAAP are omitted. In the opinion of management, all adjustments, consisting of normal recurring accruals, necessary for the fair statement of consolidated financial results for the interim periods have been included. The current period’s consolidated results of operations are not necessarily indicative of results that may be achieved for the year. The interim consolidated financial statements and notes thereto should be read in conjunction with the consolidated financial statements and notes thereto included in the Company’s Form 10-K for the year ended December 31, 2016, as filed with the Securities and Exchange Commission (“SEC”).

NOTE 2. ORGANIZATION

TICC was incorporated under the General Corporation Laws of the State of Maryland on July 21, 2003 and is a non-diversified, closed-end investment company. TICC has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, TICC has elected to be treated for tax purposes as a regulated investment company (“RIC”), under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Company’s investment objective is to maximize its total return, by investing primarily in corporate debt securities.

TICC’s investment activities are managed by TICC Management, LLC (“TICC Management”). TICC Management is an investment adviser registered under the Investment Advisers Act of 1940, as amended. TICC Management is owned by BDC Partners, LLC (“BDC Partners”), its managing member and a related party, and Charles M. Royce, a member of our Board of Directors who holds a minority, non-controlling interest in TICC Management. Under the investment advisory agreement with TICC Management (the “Investment Advisory Agreement”), TICC has agreed to pay TICC Management an annual base management fee based on its gross assets as well as an incentive fee based on its performance. For further details please refer to “Note 8. Related Party Transactions.”

The Company’s consolidated operations include the activities of its wholly-owned subsidiary, TICC CLO 2012-1 LLC (“2012 Securitization Issuer” or “TICC CLO 2012-1”). TICC CLO 2012-1 was formed for the purpose of enabling the Company to obtain debt financing and is operated solely for the investment activities of the Company. TICC CLO 2012-1 effectively ceased operations on August 25, 2017, as the notes payable by TICC CLO 2012-1 were repaid in full. Refer to “Note 6. Borrowings” for additional information on the Company’s borrowings and TICC CLO 2012-1.

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, TICC CLO 2012-1. All inter-company accounts and transactions have been eliminated in consolidation.

The Company follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. Certain prior period figures have been reclassified from those originally published in quarterly and annual reports to conform to the current period presentation for comparative purposes.

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2017
(unaudited)

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

USE OF ESTIMATES

The consolidated financial statements have been prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results may differ from those estimates.

In the normal course of business, the Company may enter into contracts that contain a variety of representations and provide indemnifications. The Company’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Company that have not yet occurred. However, based upon experience, the Company expects the risk of loss to be remote.

CONSOLIDATION

As provided under Regulation S-X and ASC Topic 946-810, Consolidation, the Company will generally not consolidate its investment in a company other than a wholly-owned investment company or a controlled operating company whose business consists of providing services to the Company. TICC CLO 2012-1 would be considered an investment company but for the exceptions under Sections 3(c)(1) and 3(c)(7) under the 1940 Act, and was established solely for the purpose of allowing the Company to borrow funds for the purpose of making investments. The Company owns all of the equity in this entity and controls the decision making power that drives its economic performance. Accordingly, the Company consolidates its wholly-owned subsidiary in its financial statements, and follows the accounting and reporting guidance in ASC 946-810.

CASH, CASH EQUIVALENTS AND RESTRICTED CASH

Cash and cash equivalents consist of demand deposits and cash held in a money market fund which contain investments with original maturities of three months or less. The Company places its cash and cash equivalents with financial institutions and, at times, cash held in bank accounts may exceed the Federal Deposit Insurance Corporation insured limit. Cash equivalents are classified as Level 1 assets and are included on the Company’s Consolidated Schedule of Investments. Cash equivalents are carried at cost or amortized cost which approximates fair value.

As of December 31, 2016, restricted cash represents the cash held by the trustee of the 2012 Securitization Issuer. The amounts are held by the trustee for payment of interest expense and operating expenses of the entity, principal repayments on borrowings, or new investments, based upon the terms of the respective indenture, and are not available for general corporate purposes. There was no restricted cash as of September 30, 2017 as TICC CLO 2012-1 effectively ceased operations on August 25, 2017.

INVESTMENT VALUATION

The Company fair values its investment portfolio in accordance with the provisions of ASC 820, Fair Value Measurement and Disclosure. Estimates made in the preparation of TICC’s consolidated financial statements include the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. TICC believes that there is no single definitive method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments TICC makes.

ASC 820-10 clarified the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC 820-10 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820-10 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2017
(unaudited)

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities in markets that are not active; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions. TICC considers the attributes of current market conditions on an on-going basis and has determined that due to the general illiquidity of the market for its investment portfolio, whereby little or no market data exists, all of TICC’s investments are based upon “Level 3” inputs as of September 30, 2017.

TICC’s Board of Directors determines the value of its investment portfolio each quarter. In connection with that determination, members of TICC Management’s portfolio management team prepare a quarterly analysis of each portfolio investment using the most recent portfolio company financial statements, forecasts and other relevant financial and operational information. Since March 2004, TICC has engaged third-party valuation firms to provide assistance in valuing certain of its syndicated loans and bilateral investments, including related equity investments, although TICC’s Board of Directors ultimately determines the appropriate valuation of each such investment. Changes in fair value, as described above, are recorded in the Consolidated Statement of Operations as Net change in unrealized appreciation/(depreciation).

Syndicated Loans

In accordance with ASC 820-10, TICC’s valuation procedures specifically provide for the review of indicative quotes supplied by the large agent banks that make a market for each security. However, the marketplace from which TICC obtains indicative bid quotes for purposes of determining the fair value of its syndicated loan investments has shown attributes of illiquidity as described by ASC 820-10. During such periods of illiquidity, when TICC believes that the non-binding indicative bids received from agent banks for certain syndicated investments that we own may not be determinative of their fair value or when no market indicative quote is available, TICC may engage third-party valuation firms to provide assistance in valuing certain syndicated investments that TICC owns. In addition, TICC Management prepares an analysis of each syndicated loan, including a financial summary, covenant compliance review, recent trading activity in the security, if known, and other business developments related to the portfolio company. All available information, including non-binding indicative bids which may not be determinative of fair value, is presented to the Valuation Committee to consider in its determination of fair value. In some instances, there may be limited trading activity in a security even though the market for the security is considered not active. In such cases the Valuation Committee will consider the number of trades, the size and timing of each trade, and other circumstances around such trades, to the extent such information is available, in its determination of fair value. The Valuation Committee will evaluate the impact of such additional information, and factor it into its consideration of the fair value that is indicated by the analysis provided by third-party valuation firms, if any.

Collateralized Loan Obligations — Debt and Equity

TICC has acquired a number of debt and equity positions in collateralized loan obligation (“CLO”) investment vehicles and CLO warehouse investments. These investments are special purpose financing vehicles. In valuing such investments, TICC considers the indicative prices provided by a recognized industry pricing service as a primary source, and the implied yield of such prices, supplemented by actual trades executed in the market at or around period-end, as well as the indicative prices provided by the broker who arranges transactions in such investment vehicles. TICC also considers those instances in which the record date for an equity distribution payment falls on the last day of the period, and the likelihood that a prospective purchaser would require a downward adjustment to the indicative price representing substantially all of the pending distribution. Additional factors include any available information on other relevant transactions including firm bids and offers in the market and information resulting from bids-wanted-in-competition. In addition, TICC considers the operating metrics of the specific investment vehicle, including compliance with collateralization tests, defaulted and restructured securities, and payment defaults, if any. TICC Management or the Valuation Committee may request an additional analysis by a third-party firm to assist in the valuation process of CLO investment vehicles. All information is presented to TICC’s Board of Directors for its determination of fair value of these investments.

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2017
(unaudited)

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Bilateral Investments (Including Equity)

Bilateral investments for which market quotations are readily available are valued by an independent pricing agent or market maker. If such market quotations are not readily available, under the valuation procedures approved by TICC’s Board of Directors, upon the recommendation of the Valuation Committee, a third-party valuation firm will prepare valuations for each of TICC’s bilateral investments that, when combined with all other investments in the same portfolio company, (i) have a value as of the previous quarter of greater than or equal to 2.5% of its total assets as of the previous quarter, and (ii) have a value as of the current quarter of greater than or equal to 2.5% of its total assets as of the previous quarter, after taking into account any repayment of principal during the current quarter. In addition, in those instances where a third-party valuation is prepared for a portfolio investment which meets the parameters noted in (i) and (ii) above, the frequency of those third-party valuations is based upon the grade assigned to each such security under its credit grading system as follows: Grade 1, at least annually; Grade 2, at least semi-annually; Grades 3, 4, and 5, at least quarterly. Bilateral investments which do not meet the parameters in (i) and (ii) above are not required to have a third-party valuation and, in those instances, a valuation analysis will be prepared by TICC Management. TICC Management also retains the authority to seek, on TICC’s behalf, additional third party valuations with respect to TICC’s bilateral portfolio securities, TICC’s syndicated loan investments, and CLO investment vehicles. TICC’s Board of Directors retains ultimate authority as to the third-party review cycle as well as the appropriate valuation of each investment.

INVESTMENT INCOME

Interest Income

Interest income is recorded on an accrual basis using the contractual rate applicable to each debt investment and includes the accretion of market discounts and/or original issue discount (“OID”) and amortization of market premiums. Discounts from and premiums to par value on securities purchased are accreted/amortized into interest income over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any.

Generally, when interest and/or principal payments on a loan become past due, or if the Company otherwise does not expect the borrower to be able to service its debt and other obligations, the Company will place the loan on non-accrual status and will generally cease recognizing interest income on that loan for financial reporting purposes until all principal and interest have been brought current through payment or due to restructuring such that the interest income is deemed to be collectible. The Company generally restores non-accrual loans to accrual status when past due principal and interest is paid and, in the Company’s judgment, is likely to remain current. As of September 30, 2017 and as of December 31, 2016, the Company had no investments that were on non-accrual status.

Interest income also includes a payment-in-kind (“PIK”) provision on certain investments in TICC’s portfolio. Refer to the section below, “Payment-In-Kind,” for a description of the PIK provision and its impact on interest income.

Payment-In-Kind

TICC has debt investments in its portfolio which contain a contractual PIK provision. Certain PIK investments offer issuers the option at each payment date of making payments in cash or additional securities. PIK interest computed at the contractual rate is accrued into income and added to the principal balance on the capitalization date. Upon capitalization, PIK investments are subject to the fair value estimates associated with their respective related investments. A PIK investment on non-accrual status is restored to accrual status once it becomes probable that PIK will be realized. To maintain its status as a RIC, at least 90% of this income must be paid out to stockholders in the form of distributions, even though TICC has not collected any cash. Amounts necessary to pay these distributions may come from available cash or the liquidation of certain investments.

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2017
(unaudited)

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Income from Securitization Vehicles and Investments

Income from investments in the equity class securities of CLO vehicles (typically income notes or subordinated notes) is recorded using the effective interest method in accordance with the provisions of ASC 325-40, based upon an effective yield to the expected redemption utilizing estimated cash flows, including those CLO equity investments that have not made their inaugural distribution for the relevant period end. The Company monitors the expected residual payments, and effective yield is determined and updated periodically, as needed. Accordingly, investment income recognized on CLO equity securities in the GAAP Consolidated Statement of Operations differs from both the tax-basis investment income and from the cash distributions actually received by the Company during the period.

Commitment, Amendment Fee Income and Other Income

Commitment, amendment fee income and other income includes prepayment, amendment, and other fees earned by the Company’s loan investments, distributions from fee letters and success fees associated with portfolio investments. Distributions from fee letters are based upon a percentage of the collateral manager’s fees, and are recorded as other income when earned. The Company may also earn success fees associated with its investments in certain securitization vehicles or “CLO warehouse facilities,” which are contingent upon a repayment of the warehouse by a permanent CLO securitization structure; such fees are earned and recognized when the repayment is completed.

DEFERRED DEBT ISSUANCE COSTS

Deferred debt issuance costs consist of fees and expenses incurred in connection with the closing or amending of credit facilities and debt offerings, and are capitalized at the time of payment. These costs are amortized using the straight line method over the terms of the respective credit facilities and debt securities. This amortization expense is included in Interest expense in the Company’s Consolidated Statement of Operations. Upon early termination of debt, or a credit facility, the remaining balance of unamortized fees related to such debt is accelerated into Realized Losses on Extinguishment of Debt on the Company’s Consolidated Statement of Operations. Deferred offering costs are presented on the balance sheet as a direct deduction from the related debt liability.

EQUITY OFFERING COSTS

Equity offering costs consist of fees and expenses incurred in connection with the registration and public offer and sale of the Company’s common stock, including legal, accounting and printing fees. These costs are deferred at the time of incurrence and are subsequently charged as a reduction to capital when the offering takes place or as shares are issued. Deferred costs are periodically reviewed and expensed if the related registration is no longer active.

SHARE REPURCHASES

From time to time, the Company’s Board of Directors may authorize a share repurchase program under which shares are purchased in open market transactions. Since the Company is incorporated in the State of Maryland, state law requires share repurchases to be accounted for as a share retirement. The cost of repurchased shares is charged against capital on the settlement date.

OTHER ASSETS

Other assets consist of funds held in escrow from sales of investments, prepaid expenses associated primarily with insurance costs, other receivables and deferred equity offering costs. At September 30, 2017, funds held in escrow totaled approximately $739,000, related to the sale of the Company’s investment in Ai Squared during the quarter ended June 30, 2016. The funds are expected to be released from escrow to the company during the fourth quarter of 2017, net of settlement

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2017
(unaudited)

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

of any indemnity claims and expenses related to the transaction. Prepaid expenses, other receivables and deferred equity offering costs totaled approximately $777,000 as of September 30, 2017.

U.S. FEDERAL INCOME TAXES

The Company intends to operate so as to qualify to be taxed as a RIC under Subchapter M of the Code and, as such, to not be subject to U.S. federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, TICC is required to distribute at least 90% of its investment company taxable income annually, meet diversification requirements quarterly and file Form 1120-RIC, as defined by the Code.

Because U.S. federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The Company recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Through September 30, 2017, management has analyzed the Company’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Company’s 2017 tax returns. The Company identifies its major tax jurisdictions as U.S Federal and Connecticut State; however, the Company is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

For tax purposes, the cost basis of the portfolio investments at September 30, 2017 and December 31, 2016 was approximately $484,936,152 and $667,826,311, respectively.

SECURITIES TRANSACTIONS

Securities transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of specific identification.

Distributions received on CLO equity investments which were optionally redeemed for which the cost basis has been reduced to zero are recorded as realized gains.

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2017
(unaudited)

NOTE 4. FAIR VALUE

The Company’s assets measured at fair value on a recurring basis as of September 30, 2017 were as follows:

	Fair Value Measurements as of Reporting Date Using
Assets ($ in millions)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Senior Secured Notes	$—	$—	$231.1	$231.1
Subordinated Debt	—	—	0.8	0.8
CLO Debt	—	—	4.5	4.5
CLO Equity	—	—	173.6	173.6
Equity and Other Investments	—	—	11.8	11.8
Total Investments at fair value	—	—	421.7	421.7
Cash and cash equivalents	119.6	—	—	119.6
Total assets at fair value(1)	$119.6	$—	$421.7	$541.3

____________

(1)   Totals may not sum due to rounding.

The Company’s assets measured at fair value on a recurring basis as of December 31, 2016 were as follows:

	Fair Value Measurements as of Reporting Date Using
Assets ($ in millions)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Senior Secured Notes	$—	$4.7	$368.3	$373.0
Subordinated Debt	—	—	0.7	0.7
CLO Debt	—	—	2.7	2.7
CLO Equity	—	—	200.8	200.8
Equity and Other Investments	—	—	12.7	12.7
Total Investments at fair value	—	4.7	585.2	589.9
Cash and cash equivalents	8.3	—	—	8.3
Total assets at fair value	$8.3	$4.7	$585.2	$598.2

Significant Unobservable Inputs for Level 3 Investments

The following tables provide quantitative information about the Company’s Level 3 fair value measurements as of September 30, 2017 and December 31, 2016, respectively. The Company’s valuation policy, as described above, establishes parameters for the sources and types of valuation analysis, as well as the methodologies and inputs that the Company uses in determining fair value. If the Valuation Committee or TICC Management determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work will be undertaken. The tables, therefore,

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2017
(unaudited)

NOTE 4. FAIR VALUE (continued)

are not all-inclusive, but provide information on the significant Level 3 inputs that are pertinent to the Company’s fair value measurements. The weighted average calculations in the table below are based on principal balances for all debt related calculations and CLO equity.

	Quantitative Information about Level 3 Fair Value Measurements				Impact to
Assets ($ in millions)	Fair Value as of September 30, 2017	Valuation Techniques/ Methodologies	Unobservable Input	Range/Weighted Average(8)	Fair Value from an Increase in Input(10)
Senior Secured Notes	$181.8	Market quotes	NBIB(1)	75.1% – 100.5%/98.1%	NA
	46.6	Recent transactions	Actual trade/payoff(6)	85.0% – 100.0%/92.6%	NA
	2.7	Enterprise value(7)/	Market multiples(2)	5.5x – 6.0x/ncm(4)	Increase
		Discounted cash flow(5)	Discount rate(3)	6.2% – 7.8%/ncm(4)	Decrease
Subordinated Debt	0.8	Enterprise value(7)/	Market multiples(2)	5.5x – 6.0x/ncm(4)	Increase
		Discounted cash flow(5)	Discount rate(3)	6.3% – 10.0%/ncm(4)	Decrease
CLO Debt	4.5	Market quotes	NBIB(1)	81.6% – 97.5% /85.4(4)	NA
CLO Equity	147.5	Market quotes	NBIB(1)	1.1% – 103.0%/48.6%	NA
	17.3	Discounted cash flow(5)	Discount rate(3)(5)	10.6% – 17.5%/12.7%	Decrease
	8.7	Recent transactions	Actual trade/payoff(6)	38.5% – 87.0%/48.6%	NA
Equity Shares	11.8	Enterprise value(7)/	EBITDA(2)	$35.5/ncm(4)	Increase
		Discounted cash flow(5)	Market multiples(2)	5.5x – 6.0x/ncm(4)	Increase
Other investments	—	Other	Discount rate(3)	10.9%/ncm(4)	Decrease
Total Fair Value for Level 3 Investments(9)	$421.7

____________

(1)   The Company generally uses prices provided by an independent pricing service, or broker or agent bank non-binding indicative bid prices (“NBIB”) on or near the valuation date as the primary basis for the fair value determinations for syndicated notes, and CLO debt and equity investments, which may be adjusted for pending equity distributions as of valuation date. These bid prices are non-binding, and may not be determinative of fair value. Each bid price is evaluated by the Valuation Committee in conjunction with additional information compiled by TICC Management, including financial performance, recent business developments, and, in the case of CLO debt and equity investments, performance and covenant compliance information as provided by the independent trustee.

(2)   EBITDA, or earnings before interest expense, taxes, depreciation and amortization, is an unobservable input which is generally based on most recently available twelve month financial statements provided by the portfolio company. Market multiples, also an unobservable input, represent an estimation of where market participants might value an enterprise based upon information available for comparable companies in the market.

(3)   Discount rate represents the rate at which future cash flows are discounted to calculate a present value, reflecting market assumptions for risk.

(4)   The calculation of weighted average for a range of values, for multiple investments within a given asset category, is not considered to provide a meaningful representation (“ncm”).

(5)   The Company will calculate the fair value of certain CLO equity investments based upon the net present value of expected contractual payment streams discounted using estimated market yields for the equity tranche of the respective CLO vehicle. TICC will also consider those investments in which the record date for an equity distribution payment falls on the last day of the period, and the likelihood that a prospective purchaser would require an adjustment to the transaction price representing substantially all of the pending distribution.

(6)   Prices provided by independent pricing services are evaluated in conjunction with actual trades and payoffs and, in certain cases, the value represented by actual trades or payoffs may be more representative of fair value as determined by the Valuation Committee.

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2017
(unaudited)

NOTE 4. FAIR VALUE (continued)

(7)   For the corporate debt investments and equity investments, third-party valuation firms evaluate the financial and operational information of the portfolio companies that the Company provides to them, as well as independent market and industry information that they consider appropriate in forming an opinion as to the fair value of the Company’s securities. In those instances where the carrying value and/or internal credit rating of the investment does not require the use of a third-party valuation firm, a valuation is prepared by TICC Management, which may include liquidation analysis or which may utilize a subsequent transaction to provide an indication of fair value.

(8)   Weighted averages are calculated based on fair value of investments.

(9)   Totals may not sum due to rounding.

(10) The impact on the fair value measurement of an increase in each unobservable input is in isolation.  The discount rate is the rate used to discount future cash flows in a discounted cash flow calculation. An increase in the discount rate, in isolation, would result in a decrease in a fair value measurement. Market/EBITDA multiples refer to the input (often derived from the value of a comparable company) that is multiplied by the historic and/or expected EBITDA of a company in order to estimate the company’s value. An increase in the Market/EBITDA multiple, in isolation, net of adjustments, would result in an increase in a fair value measurement.

	Quantitative Information about Level 3 Fair Value Measurements				Impact to
Assets ($ in millions)	Fair Value as of December 31, 2016	Valuation Techniques/ Methodologies	Unobservable Input	Range/Weighted Average(8)	Fair Value from an Increase in Input(9)
Senior Secured Notes	$309.5	Market quotes	NBIB(1)	64.8% – 100.5%/94.5%	NA
	11.8	Yield Analysis	NBIB(1)	97.3%/ncm(4)	NA
			Discount Margin	6.4%/ncm(4)	Decrease
	32.7	Recent transactions	Actual trade/payoff(6)	96.0% – 100.0%/99.3%	NA
	14.3	Market quotes/	NBIB(1)	98.0% – 101.0%/98.5%	NA
		Enterprise value(7)	EBITDA multiples(2)	4.5x – 6.25x/ncm(4)	Increase
Subordinated Debt	0.7	Market quotes/	NBIB(1)	101.0%/ncm(4)	NA
		Enterprise value(7)	EBITDA multiples(2)	4.5x – 5.0x/ncm(4)	Increase
CLO Debt	2.7	Market quotes	NBIB(1)	90.0%/ncm(4)	NA
CLO Equity	155.8	Market quotes	NBIB(1)	25.0% – 108.0%/55.7%	NA
	1.9	Discounted cash flow(5)	Discount rate(3)(5)	13.1% – 16.0%/13.9%	Decrease
	43.1	Recent transactions	Actual trade/payoff(6)	38.7% – 71.9%/56.2%	NA
Equity Shares	12.4	Enterprise value(7)/	EBITDA(2)	$35. 2 – 170.7/ncm(4)	Increase
		Discounted cash flow(5)	Market multiples(2)	4.5x – 9.5x/ncm(4)	Increase
			Discount rates(3)	20.0%/ncm(4)	Decrease
Other investments	0.3	Other	Discount rates(3)	10.9%/ncm(4)	Decrease
Total Fair Value for Level 3 Investments	$585.2

____________

(1)   The Company generally uses prices provided by an independent pricing service, or broker or agent bank non-binding indicative bid prices (“NBIB”) on or near the valuation date as the primary basis for the fair value determinations for syndicated notes, and CLO debt and equity investments, which may be adjusted for pending equity distributions as of valuation date. These bid prices are non-binding, and may not be determinative of fair value. Each bid price is evaluated by the Valuation Committee in conjunction with additional information compiled by TICC Management, including financial performance, recent business developments, and, in the case of CLO debt and equity investments, performance and covenant compliance information as provided by the independent trustee.

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2017
(unaudited)

NOTE 4. FAIR VALUE (continued)

(2)   EBITDA is an unobservable input which is generally based on most recently available twelve month financial statements provided by the portfolio company. Market multiples, also an unobservable input, represent an estimation of where market participants might value an enterprise based upon information available for comparable companies in the market.

(3)   Discount rate represents the rate at which future cash flows are discounted to calculate a present value, reflecting market assumptions for risk.

(4)   The calculation of weighted average for a range of values, for multiple investments within a given asset category, is not considered to provide a meaningful representation (“ncm”).

(5)   The Company will calculate the fair value of certain CLO equity investments based upon the net present value of expected contractual payment streams discounted using estimated market yields for the equity tranche of the respective CLO vehicle. TICC will also consider those investments in which the record date for an equity distribution payment falls on the last day of the period, and the likelihood that a prospective purchaser would require an adjustment to the transaction price representing substantially all of the pending distribution.

(6)   Prices provided by independent pricing services are evaluated in conjunction with actual trades and payoffs and, in certain cases, the value represented by actual trades or payoffs may be more representative of fair value as determined by the Valuation Committee.

(7)   For the corporate debt investments and equity investments, third-party valuation firms evaluate the financial and operational information of the portfolio companies that the Company provides to them, as well as independent market and industry information that they consider appropriate in forming an opinion as to the fair value of the Company’s securities. In those instances where the carrying value and/or internal credit rating of the investment does not require the use of a third-party valuation firm, a valuation is prepared by TICC Management, which may include liquidation analysis or which may utilize a subsequent transaction to provide an indication of fair value.

(8)   Weighted averages are calculated based on fair value of investments.

(9)   The impact on the fair value measurement of an increase in each unobservable input is in isolation.  The discount rate is the rate used to discount future cash flows in a discounted cash flow calculation. An increase in the discount rate, in isolation, would result in a decrease in a fair value measurement. Market/EBITDA multiples refer to the input (often derived from the value of a comparable company) that is multiplied by the historic and/or expected EBITDA of a company in order to estimate the company’s value. An increase in the Market/EBITDA multiple, in isolation, net of adjustments, would result in an increase in a fair value measurement.

Financial Instruments Disclosed, But Not Carried, At Fair Value

The following table presents the carrying value and fair value of the Company’s financial liabilities disclosed, but not carried, at fair value as of September 30, 2017 and the level of each financial liability within the fair value hierarchy:

($ in thousands)	Carrying Value	Fair Value(2)(3)	Level 1	Level 2	Level 3
2017 Convertible Notes(1)	94,497	94,956	—	—	94,956
6.50% Unsecured Notes(1)	62,258	66,791	—	66,791	—
Total(4)	$156,756	$161,747	$—	$66,791	$94,956

____________

(1)   Carrying value is net of deferred debt issuance costs. Deferred debt issuance costs associated with the 2017 Convertible Notes (the “Convertible Notes”) totaled $45 at September 30, 2017. Deferred debt issuance costs associated with the 6.50% Unsecured Notes totaled approximately $2,112 at September 30, 2017.

(2)   For the Convertible Notes, fair value is based upon the mid-point between the bid and ask prices.

(3)   For the 6.50% Unsecured Notes due 2024 (the “6.50% Unsecured Notes”), the fair value is based upon the closing price on the last day of the quarter. The 6.50% Unsecured Notes are listed on the NASDAQ Global Select Market (trading symbol TICCL).

(4)   Totals may not sum due to rounding.

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2017
(unaudited)

NOTE 4. FAIR VALUE (continued)

The following table presents the carrying value and fair value of the Company’s financial liabilities disclosed, but not carried, at fair value as of December 31, 2016 and the level of each financial liability within the fair value hierarchy:

($ in thousands)	Carrying Value	Fair Value(3)	Level 1	Level 2	Level 3
TICC CLO 2012-1 LLC Class A-1 Notes, net of discount(1)	$64,788	$65,282	$—	$—	$65,282
TICC CLO 2012-1 LLC Class B-1 Notes, net of discount(1)	19,633	20,025	—	—	20,025
TICC CLO 2012-1 LLC Class C-1 Notes, net of discount(1)	22,375	23,058	—	—	23,058
TICC CLO 2012-1 LLC Class D-1 Notes, net of discount(1)	20,290	21,210	—	—	21,210
TICC CLO 2012-1 LLC deferred debt issuance costs(2)	(1,232)	—	—	—	—
Sub-total TICC CLO 2012-1, LLC Notes(1)(2)	125,854	129,575	—	—	129,575
2017 Convertible Notes(2)(4)	94,117	96,906	—	—	96,906
Total	$219,971	$226,481	$—	$—	$226,481

____________

(1)   Carrying value is net of discount.

(2)   Carrying value is net of deferred debt issuance costs. Deferred debt issuance costs associated with the outstanding TICC CLO 2012-1 notes are aggregated at the CLO level, and not by class. Deferred debt issuance costs associated with the Convertible Notes totaled $425 at December 31, 2016.

(3)   For the TICC CLO 2012-1 notes, fair value is based upon the bid price provided by the placement agent at the measurement date; for the Convertible Notes, fair value is based upon the mid-point between the bid and ask prices.

(4)   Includes rounding adjustments to reconcile period balances.

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2017
(unaudited)

NOTE 4. FAIR VALUE (continued)

A reconciliation of the fair value of investments for the three months ended September 30, 2017, utilizing significant unobservable inputs, is as follows:

($ in millions)	Senior Secured Notes	Subordinated Debt	CLO Debt	CLO Equity	Equity/ Other Investments	Total(3)
Balance as of June 30, 2017	$258.8	$0.7	$4.2	$179.6	$11.4	$454.8
Realized gains/(losses) on investments included in earnings	0.7	—	0.2	(2.0)	—	(1.1)
Unrealized (depreciation)/appreciation included in earnings	1.7	0.1	(0.2)	0.6	0.4	2.6
Accretion of discount	0.2	—	—	—	—	0.2
Purchases(1)	16.9	—	3.3	11.0	—	31.2
Repayments and Sales(1)	(47.3)	—	(3.0)	(12.6)	—	(62.9)
Reductions to CLO Equity cost value(2)	—	—	—	(3.2)	—	(3.2)
Payment in Kind income(1)	0.1	—	—	—	—	0.1
Transfers in and/or (out) of level 3	—	—	—	—	—	—
Balance as of September 30, 2017(3)	$231.1	$0.7	$4.5	$173.6	$11.8	$421.7
The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to TICC’s Level 3 assets still held at the reporting date and reported within the net change in unrealized gains or losses on investments in the Company’s Statement of Operations(1)	$2.8	$—	$(0.2)	$(2.1)	$0.4	$0.9

____________

(1)   Includes rounding adjustments to reconcile period balances.

(2)   Reduction to cost value on TICC’s CLO equity investments represents the difference between distributions received, or entitled to be received, for the quarter ended September 30, 2017, of approximately $11.3 million and the effective yield interest income of approximately $8.1 million.

(3)   Totals may not sum due to rounding.

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2017
(unaudited)

NOTE 4. FAIR VALUE (continued)

A reconciliation of the fair value of investments for the nine months ended September 30, 2017, utilizing significant unobservable inputs, is as follows:

($ in millions)	Senior Secured Notes	Subordinated Debt	CLO Debt	CLO Equity	Equity/ Other Investments	Total
Balance as of December 31, 2016	$368.3	$0.7	$2.7	$200.8	$12.7	$585.2
Realized gains/(losses) on investments included in earnings	2.1	—	0.2	(10.8)	2.5	(6.0)
Unrealized (depreciation)/appreciation included in earnings	9.3	0.1	0.1	5.9	(2.2)	13.2
Accretion of discount	0.8	—	—	—	—	0.8
Purchases(1)	53.6	—	4.5	107.0	3.0	168.1
Repayments and Sales(1)	(203.2)	—	(3.0)	(98.0)	(4.2)	(308.4)
Reductions to CLO Equity cost value(2)	—	—	—	(31.4)	—	(31.4)
Payment in Kind income(1)	0.2	—	—	—	—	0.2
Transfers in and/or (out) of level 3	—	—	—	—	—	—
Balance as of September 30, 2017(3)	$231.1	$0.8	$4.5	$173.6	$11.8	$421.7
The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to TICC’s Level 3 assets still held at the reporting date and reported within the net change in unrealized gains or losses on investments in the Company’s Statement of Operations(1)	$2.6	$—	$0.1	$(4.7)	$0.3	$(1.7)

____________

(1)   Includes rounding adjustments to reconcile period balances.

(2)   Reduction to cost value on TICC’s CLO equity investments represents the difference between distributions received, or entitled to be received, for the nine months ended September 30, 2017, of approximately $57.5 million and the effective yield interest income of approximately $26.1 million.

(3)   Totals may not sum due to rounding.

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2017
(unaudited)

NOTE 4. FAIR VALUE (continued)

A reconciliation of the fair value of investments for the year ended December 31, 2016, utilizing significant unobservable inputs, is as follows:

($ in millions)	Senior Secured Notes	Subordinated Debt	CLO Debt	CLO Equity	Equity/ Other Investments	Total
Balance as of December 31, 2015	$444.5	$0.6	$2.1	$179.0	$8.8	$635.0
Realized (losses)/gains included in earnings	(3.7)	—	1.7	(9.2)	(3.0)	(14.2)
Unrealized appreciation included in earnings(1)	19.0	—	0.5	73.6	6.4	99.5
Accretion of discount	0.8	—	0.3	—	—	1.1
Purchases	95.7	—	6.7	68.6	0.5	171.5
Repayments and Sales(1)	(188.2)	—	(8.6)	(77.0)	—	(273.8)
Reductions to CLO Equity Cost Value(2)	—	—	—	(34.2)	—	(34.2)
Payment in Kind income	0.2	0.1	—	—	—	0.3
Transfers in and/or (out) of level 3	—	—	—	—	—	—
Balance as of December 31, 2016	$368.3	$0.7	$2.7	$200.8	$12.7	$585.2
The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to our Level 3 assets still held at the reporting date and reported within the net change in unrealized gains or losses on investments in our Statement of Operations(1)	$9.9	$—	$0.5	$50.7	$3.5	$64.6
____________

(1)   Includes rounding adjustments to reconcile period balances.

(2)   Reduction to cost value on the Company’s CLO equity investments represents the difference between distributions received, or entitled to be received, of approximately $66.7 million and the effective yield interest income of approximately $32.5 million.

The following table shows the fair value of our portfolio of investments by asset class as of September 30, 2017 and December 31, 2016:

	September 30, 2017		December 31, 2016
($ in millions)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Senior Secured Notes	$231.1	54.7%	$373.0	63.2%
Subordinated Debt	0.8	0.2%	0.7	0.1%
CLO Debt	4.5	1.1%	2.7	0.5%
CLO Equity	173.6	41.2%	200.8	34.0%
Equity and Other Investments	11.8	2.8%	12.7	2.2%
Total(1)	$421.7	100.0%	$589.9	100.0%

____________

(1)   Totals may not sum due to rounding.

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2017
(unaudited)

NOTE 5. CASH, CASH EQUIVALENTS AND RESTRICTED CASH

At September 30, 2017 and December 31, 2016, respectively, cash, cash equivalents and restricted cash were as follows:

	September 30, 2017	December 31, 2016
Cash	$—	$—
Cash Equivalents	119,601,494	8,261,698
Total Cash and Cash Equivalents	$119,601,494	$8,261,698
Restricted Cash	$—	$3,451,636

For further details regarding the composition of cash, cash equivalents and restricted cash refer to “Note 3. Summary of Significant Accounting Policies.”

NOTE 6. BORROWINGS

In accordance with the 1940 Act, with certain limited exceptions, the Company is only allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 200% immediately after such borrowing. As of September 30, 2017, the Company’s asset coverage for borrowed amounts was 339.21%, which reflects approximately $94.5 million and $64.4 million outstanding indebtedness of Convertible Notes and 6.50% Unsecured Notes, respectively.

The following are the Company’s outstanding principal amounts, carrying values and fair values of the Company’s borrowings as of September 30, 2017 and December 31, 2016. Fair values of the Company’s notes payable are based upon the bid price provided by the placement agent at the measurement date:

	September 30, 2017				December 31, 2016
($ in thousands)	Principal Amount	Carrying Value		Fair Value	Principal Amount	Carrying Value		Fair Value
TICC CLO 2012-1 LLC Class A-1 Notes	$—	$—		$—	$65,282	$64,788	(1)	$65,282
TICC CLO 2012-1 LLC Class B-1 Notes	—	—		—	20,000	19,633	(1)	20,025
TICC CLO 2012-1 LLC Class C-1 Notes	—	—		—	23,000	22,375	(1)	23,058
TICC CLO 2012-1 LLC Class D-1 Notes	—	—		—	21,000	20,290	(1)	21,210
TICC CLO 2012-1 LLC deferred issuance costs	—	—		—	—	(1,232)		—
Sub-total TICC CLO 2012-1, LLC Notes	—	—		—	129,282	125,854		129,575
2017 Convertible Notes	94,542	94,497	(2)	94,956	94,542	94,117	(2)	96,906
6.50% Unsecured Notes	64,370	62,258	(2)	66,791	—	—		—
Total(3)	$158,912	$156,756		$161,747	$223,824	$219,971		$226,481

____________

(1)   Represents the aggregate principal amount outstanding less the unaccreted discount. As of December 31, 2016, the total unaccreted discount for the 2023 Class A Notes, the 2023 Class B Notes, the 2023 Class C Notes and the 2023 Class D Notes was approximately $494, $367, $625 and $710, respectively.

(2)   Represents the aggregate principal amount outstanding less the unamortized deferred issuance costs. As of September 30, 2017, the total unamortized deferred issuance costs for the Convertible Notes and 6.50% Unsecured Notes was approximately $45 and $2,112, respectively. As of December 31, 2016, the total unamortized deferred issuance costs for the Convertible Notes was approximately $425.

(3)   Totals may not sum due to rounding.

The weighted average stated interest rate and weighted average maturity on all of the Company’s debt outstanding as of September 30, 2017 were 7.09% and 2.7 years, respectively, and as of December 31, 2016 were 5.56% and 4.2 years, respectively.

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2017
(unaudited)

NOTE 6. BORROWINGS (continued)

The table below summarizes the components of interest expense for the three months ended September 30, 2017 and 2016:

	Three Months Ended September 30, 2017				Three Months Ended September 30, 2016
($ in thousands)	Stated Interest Expense	Note Discount	Amortization of Deferred Debt Issuance Costs	Total	Stated Interest Expense	Note Discount	Amortization of Deferred Debt Issuance Costs	Total
TICC CLO 2012-1 LLC Class A-1 Notes	$42.1	$1.6	$—	$43.7	$1,019.2	$46.0	$—	$1,065.2
TICC CLO 2012-1 LLC Class B-1 Notes	143.3	8.4	—	151.7	216.1	13.7	—	229.8
TICC CLO 2012-1 LLC Class C-1 Notes	208.7	14.1	—	222.8	322.0	22.9	—	344.9
TICC CLO 2012-1 LLC Class D-1 Notes	222.6	15.9	—	238.5	347.6	25.8	—	373.4
TICC CLO 2012-1 amortization of deferred debt	—	—	16.1	16.1	—	—	81.6	81.6
Convertible Notes	1,772.7	—	128.2	1,900.9	2,156.3	—	156.0	2,312.3
6.50% Unsecured Notes	1,046.0	—	81.8	1,127.8	—	—	—	—
Total	$3,435.4	$40.0	$226.1	$3,701.5	$4,061.2	$108.4	$237.6	$4,407.2

The table below summarizes the components of interest expense for the nine months ended September 30, 2017 and 2016:

	Nine Months Ended September 30, 2017				Nine Months Ended September 30, 2016
($ in thousands)	Stated Interest Expense	Note Discount	Amortization of Deferred Debt Issuance Costs	Total	Stated Interest Expense	Note Discount	Amortization of Deferred Debt Issuance Costs	Total
TICC CLO 2012-1 LLC Class A-1 Notes	$623.8	$25.4	$—	$649.2	$3,089.1	$145.3	$—	$3,234.4
TICC CLO 2012-1 LLC Class B-1 Notes	600.0	35.4	—	635.4	629.2	40.7	—	669.9
TICC CLO 2012-1 LLC Class C-1 Notes	878.4	59.4	—	937.8	943.2	68.1	—	1,011.3
TICC CLO 2012-1 LLC Class D-1 Notes	939.7	67.0	—	1,006.7	1,021.5	76.5	—	1,098.0
TICC CLO 2012-1 amortization of deferred debt	—	—	91.7	91.7	—	—	253.0	253.0
Convertible Notes	5,318.0	—	380.5	5,698.5	6,468.9	—	464.6	6,933.5
6.50% Unsecured Notes	1,964.2	—	152.0	2,116.2	—	—	—	—
Total	$10,324.1	$187.2	$624.2	$11,135.5	$12,151.9	$330.6	$717.6	$13,200.1

The aggregate accrued interest which remained payable as of September 30, 2017 and December 31, 2016 was approximately $3.0 million and $1.7 million, respectively.

TICC CLO 2012-1 LLC

On August 23, 2012, the Company completed a $160 million debt securitization financing transaction, consisting of $120 million in secured notes and $40 million of the 2012 subordinated notes. On February 25, 2013 and May 28, 2013, TICC CLO 2012-1 issued additional secured notes totaling an aggregate of $120 million and 2012 subordinated notes totaling

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2017
(unaudited)

NOTE 6. BORROWINGS (continued)

an aggregate of $40 million, which 2012 subordinated notes were purchased by TICC under the “accordion” feature of the debt securitization which allowed, under certain circumstances and subject to the satisfaction of certain conditions, for an increase in the amount of secured and subordinated notes. It is not necessary that the Company own all or any of the notes permitted by this feature, which may affect the accounting treatment of the debt securitization financing transaction. On August 25, 2016, November 25, 2016, February 27, 2017, and May 25, 2017, the Securitization Issuer repaid approximately $36.0 million, approximately $74.7 million, approximately $24.5 million, and approximately $31.4 million of the class A-1 notes, respectively. On August 25, 2017, the Securitization Issuer repaid, in full, the remaining secured notes (classes A-1, B-1, C-1 and D-1) outstanding of approximately $73.4 million. Management is in the process of winding down TICC CLO 2012-1.

In connection with the August 25, 2016 repayment of approximately $36.0 million of the Class A-1 notes, the Company incurred debt extinguishment costs of approximately $648,000, which consisted of approximately $287,000 in accelerated note discount expense and approximately $361,000 in accelerated deferred debt issuance costs.

In connection with the November 25, 2016 repayment of approximately $74.7 million of the Class A-1 notes, the Company incurred debt extinguishment costs of approximately $1,296,000, which consisted of approximately $574,000 in accelerated note discount expense and approximately $722,000 in accelerated deferred debt issuance costs.

In connection with the February 27, 2017 repayment of approximately $24.5 million of the Class A-1 notes, the Company incurred debt extinguishment costs of approximately $409,000, which consisted of approximately $181,000 in accelerated note discount expense and approximately $228,000 in accelerated deferred debt issuance costs.

In connection with the May 25, 2017 repayment of approximately $31.4 million of the Class A-1 notes, the Company incurred debt extinguishment costs of approximately $505,000, which consisted of approximately $224,000 in accelerated note discount expense and approximately $281,000 in accelerated deferred debt issuance costs.

In connection with the August 25, 2017 repayment of approximately $73.4 million of the Class A-1, B-1, C-1 and D-1 notes, the Company incurred debt extinguishment costs of approximately $2.2 million, which consisted of approximately $1.6 million in accelerated note discount expense and approximately $0.6 million in accelerated deferred debt issuance costs.

The accelerated note discount expense and accelerated deferred debt issuance costs are recorded within Realized Losses on Extinguishment of Debt in the Consolidated Statement of Operations.

The following table sets forth the components of interest expense, effective annualized average interest rates, and cash paid for interest of the Class A-1, B-1, C-1 and D-1 for the three and nine months ended September 30, 2017 and 2016, respectively:

TICC CLO 2012-1 LLC ($ in thousands)	Three Months Ended September 30, 2017	Three Months Ended September 30, 2016	Nine Months Ended September 30, 2017	Nine Months Ended September 30, 2016
Stated interest expense	$616.7	$1,904.9	$3,041.9	$5,683.0
Amortization of deferred issuance costs	16.1	81.6	91.7	253.0
Note discount expense	40.0	108.4	187.2	330.6
Total interest expense	$672.8	$2,094.9	$3,320.8	$6,266.6
Effective annualized average interest rate	5.98%	3.70%	5.33%	3.56%
Cash paid for interest	$1,031.6	$1,960.0	$3,591.2	$5,652.4

Effective January 1, 2017 and through February 27, 2017, the interest charged under the securitization was based on three-month LIBOR, which was 0.930%. Effective February 28, 2017 and through May 25, 2017, the interest charged under the securitization was based on three-month LIBOR, which was approximately 1.052%. Effective May 26, 2017 and through August 25, 2017, the interest charged under the securitization was based on three-month LIBOR, which was approximately 1.189%.

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2017
(unaudited)

NOTE 6. BORROWINGS (continued)

Effective January 1, 2016 and through February 24, 2016, the interest charged under the securitization was based on three-month LIBOR, which was 0.393%. Effective February 25, 2016 and through May 25, 2016, the interest charged under the securitization was based on three-month LIBOR, which was approximately 0.629%. Effective May 26, 2016 and through August 25, 2016, the interest charged under the securitization was based on three-month LIBOR, which was approximately 0.662%. Effective August 26, 2016 and through September 30, 2016, the interest charged under the securitization was based on three-month LIBOR, which was approximately 0.825%.

The interest rate, spread over LIBOR, cash paid for interest and stated interest expense of each of the Class A-1, B-1, C-1 and D-1 Notes for the three and nine months ended September 30, 2017, respectively, are as follows:

			Three Months Ended September 30, 2017		Nine Months Ended September 30, 2017
TICC CLO 2012-1 LLC ($ in thousands)	Stated Interest Rate	LIBOR Spread (basis points)	Cash Paid for Interest	Stated Interest Expense	Cash Paid for Interest	Stated Interest Expense
Class A-1 Notes	2.93867%	175	$70.5	$42.1	$803.6	$623.8
Class B-1 Notes	4.68867%	350	239.6	143.3	691.0	600.0
Class C-1 Notes	5.93867%	475	349.1	208.7	1,012.7	878.4
Class D-1 Notes	6.93867%	575	372.4	222.6	1,083.9	939.7
Total(1)			$1,031.6	$616.7	$3,591.2	$3,041.9

____________

(1)   Totals may not sum due to rounding.

The interest rate, spread over LIBOR, cash paid for interest and stated interest expense of each of the Class A-1, B-1, C-1 and D-1 Notes for the three and nine months ended September 30, 2016, respectively, are as follows:

			Three Months Ended September 30, 2016		Nine Months Ended September 30, 2016
TICC CLO 2012-1 LLC ($ in thousands)	Stated Interest Rate	LIBOR Spread (basis points)	Cash Paid for Interest	Stated Interest Expense	Cash Paid for Interest	Stated Interest Expense
Class A-1 Notes	2.57544%	175	$1,085.0	$1,019.2	$3,095.8	$3,089.1
Class B-1 Notes	4.32544%	350	212.7	216.1	618.2	629.2
Class C-1 Notes	5.57544%	475	318.1	322.0	929.8	943.2
Class D-1 Notes	6.57544%	575	344.1	347.6	1,008.7	1,021.6
Total(1)			$1,960.0	$1,904.9	$5,652.4	$5,683.2

____________

(1)   Totals may not sum due to rounding.

TICC serves as collateral manager to the 2012 Securitization Issuer under a collateral management agreement. TICC is entitled to a deferred fee for its services as collateral manager. The deferred fee is eliminated in consolidation.

6.50% Unsecured Notes Due 2024

On April 12, 2017, the Company completed an underwritten public offering of approximately $64.4 million in aggregate principal amount of 6.50% unsecured notes due 2024. The 6.50% Unsecured Notes will mature on March 30, 2024, and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after March 30, 2020. The

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2017
(unaudited)

NOTE 6. BORROWINGS (continued)

6.50% Unsecured Notes will bear interest at a rate of 6.50% per year payable quarterly on March 30, June 30, September 30, and December 30 of each year, commencing June 30, 2017.

The aggregate accrued interest payable on the 6.50% Unsecured Notes at September 30, 2017 was approximately $11,600. As of September 30, 2017, the Company had unamortized deferred debt issuance costs of approximately $2.1 million relating to these notes. This amount is being amortized and is included in Interest expense in the Consolidated Statements of Operations over the term of the 6.50% Unsecured Notes.

The following table sets forth the components of interest expense, effective annualized average interest rates and cash paid for interest of the 6.50% Unsecured Notes for the three and nine months ended September 30, 2017:

6.50% Unsecured Notes ($ in thousands)	Three Months Ended September 30, 2017	Nine Months Ended September 30, 2017
Stated interest expense	$1,046.0	$1,964.2
Amortization of deferred issuance costs	81.8	152.0
Total interest expense	$1,127.8	$2,116.2
Effective annualized average interest rate	6.95%	6.98%
Cash paid for interest	$1,046.0	$1,952.6

The 6.50% Unsecured Notes are TICC’s general, unsecured obligations and rank equal in right of payment with all of TICC’s existing and future senior, unsecured indebtedness and senior in right of payment to any of its subordinated indebtedness. As a result, the 6.50% Unsecured Notes will be effectively subordinated to TICC’s existing and future secured indebtedness to the extent of the value of the assets securing such indebtedness and structurally subordinated to any existing and future liabilities and other indebtedness of its subsidiary.

Convertible Notes

On September 26, 2012, the Company issued $105.0 million aggregate principal amount of senior unsecured notes due November 2017, and an additional $10.0 million aggregate principal amount of the Convertible Notes was issued on October 22, 2012 pursuant to the exercise of the initial purchasers’ option to purchase additional Convertible Notes. On December 2, 2016 and December 16, 2016, the Company repurchased $12.0 million and approximately $8.5 million of the Convertible Notes, respectively. At September 30, 2017, approximately $94.5 million aggregate principal amount of the Convertible Notes remained outstanding. The Convertible Notes bear interest at a rate of 7.50% per year, payable semi-annually in arrears on May 1 and November 1 of each year. The Convertible Notes are convertible into shares of TICC’s common stock based on an initial conversion rate of 87.2448 shares of its common stock per $1,000 principal amount of Convertible Notes, which is equivalent to an initial conversion price of approximately $11.46 per share of common stock. The conversion price for the Convertible Notes will be reduced for quarterly cash distributions paid to common shares to the extent that the quarterly distribution exceeds $0.29 per share, subject to adjustment. TICC does not have the right to redeem the Convertible Notes prior to maturity. The aggregate accrued interest payable on the Convertible Notes as of September 30, 2017 was approximately $3.0 million. Deferred debt issuance costs represent fees and other direct incremental costs incurred in connection with the Convertible Notes. As of September 30, 2017, the Company had unamortized deferred debt issuance costs of approximately $45,000 relating to these notes. This amount is being amortized and is included in Interest expense in the Consolidated Statements of Operations over the term of the Convertible Notes.

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2017
(unaudited)

NOTE 6. BORROWINGS (continued)

The following table sets forth the components of interest expense, effective annualized average interest rates and cash paid for interest of the Convertible Notes for the three and nine months ended September 30, 2017 and 2016, respectively:

2017 Convertible Notes ($ in thousands)	Three Months Ended September 30, 2017	Three Months Ended September 30, 2016	Nine Months Ended September 30, 2017	Nine Months Ended September 30, 2016
Stated interest expense	$1,772.7	$2,156.3	$5,318.0	$6,468.8
Amortization of deferred issuance costs	128.2	156.0	380.5	464.7
Total interest expense	$1,900.9	$2,312.3	$5,698.5	$6,933.5
Effective annualized average interest rate	7.98%	7.98%	8.06%	8.03%
Cash paid for interest	$—	$—	$3,545.3	$4,312.5

The Convertible Notes are TICC’s general, unsecured obligations and rank equal in right of payment with all of TICC’s existing and future senior, unsecured indebtedness and senior in right of payment to any of its subordinated indebtedness. As a result, the Convertible Notes are effectively subordinated to TICC’s existing and future secured indebtedness to the extent of the value of the assets securing such indebtedness and structurally subordinated to any existing and future liabilities and other indebtedness of its subsidiary. For details regarding the maturity of the Convertible Notes refer to “Note 18. Subsequent Events.”

NOTE 7. EARNINGS PER SHARE

The following table sets forth the computation of basic and diluted net increase in net assets resulting from investment income per share for the three and nine months ended September 30, 2017 and 2016, respectively:

	Three Months Ended September 30, 2017	Three Months Ended September 30, 2016	Nine Months Ended September 30, 2017	Nine Months Ended September 30, 2016
Net increase in net assets resulting from net investment income per common share – basic:
Net investment income	$6,767,753	$6,539,020	$23,097,902	$17,382,340
Weighted average common shares outstanding – basic	51,479,409	51,479,409	51,479,409	51,985,537
Net increase in net assets resulting from net investment income per common share – basic	$0.13	$0.13	$0.45	$0.33
Net increase in net assets resulting from net investment income per common share – diluted:
Net investment income, before adjustments	$6,767,753	$6,539,020	$23,097,902	$17,382,340
Adjustments for interest on convertible notes, deferred issuance costs, and related impact on base management fees and incentive fees(1)	—	—	—	—
Net investment income, as adjusted(1)	$6,767,753	$6,539,020	$23,097,902	$17,382,340
Weighted average common shares outstanding – basic	51,479,409	51,479,409	51,479,409	51,985,537
Share adjustments for dilutive effect of convertible notes(1)	—	—	—	—
Weighted average common shares outstanding – diluted(1)	51,479,409	51,479,409	51,479,409	51,985,537
Net increase in net assets resulting from net investment income per common share – diluted(1)	$0.13	$0.13	$0.45	$0.33

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2017
(unaudited)

NOTE 7. EARNINGS PER SHARE (continued)

The following table sets forth the computation of basic and diluted net increase in net assets resulting from operations per share for the three and nine months ended September 30, 2017 and 2016:

	Three Months Ended September 30, 2017	Three Months Ended September 30, 2016	Nine Months Ended September 30, 2017	Nine Months Ended September 30, 2016
Net increase in net assets resulting from operations per common share – basic:
Net increase in net assets resulting from operations	$6,016,019	$42,912,763	$27,187,874	$74,062,706
Weighted average common shares outstanding – basic	51,479,409	51,479,409	51,479,409	51,985,537
Net increase in net assets resulting from operations per common share – basic	$0.12	$0.83	$0.53	$1.42
Net increase in net assets resulting from operations per common share – diluted
Net increase in net assets resulting from operations, before adjustments	$6,016,019	$42,912,763	$27,187,874	$74,062,706
Adjustments for interest on convertible senior notes, base management fees, deferred issuance costs and incentive fees(1)	—	1,446,266	4,215,831	5,555,309
Net increase in net assets resulting from operations, as adjusted(1)	$6,016,019	$44,359,029	$31,403,705	$79,618,015
Weighted average common shares outstanding – basic	51,479,409	51,479,409	51,479,409	51,985,537
Adjustments for dilutive effect of convertible notes(1)	—	10,033,152	8,248,298	10,033,152
Weighted average common shares outstanding – diluted(1)	51,479,409	61,512,561	59,727,707	62,018,689
Net increase in net assets resulting from operations per common share – diluted(1)(2)	$0.12	$0.72	$0.53	$1.28

____________

(1)   Due to the anti-dilutive effect on the computation of diluted earnings per share for the three and nine months ended September 30, 2017 and 2016 for net increase in net assets resulting from net investment income and for the three months ended September 30, 2017 for net increase in net assets resulting from operations, the adjustments for interest on the Convertible Notes, base management fees, deferred issuance costs and net investment income incentive fees, as well as share adjustments for dilutive effect of the Convertible Notes, were excluded from the respective period’s diluted earnings per share computation. The following table represents the respective adjustments which were not made due to the anti-dilutive effect on the computation of diluted change in net assets resulting from net investment income per common share and the diluted change in net assets resulting from operations per common share for the three and nine months ended September 30, 2017 and 2016:

(2)   Net increase in net assets resulting from operations per share for the nine months ended September 30, 2017 resulted in a diluted effect before rounding adjustments.

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2017
(unaudited)

NOTE 7. EARNINGS PER SHARE (continued)

	Three Months Ended September 30, 2017	Three Months Ended September 30, 2016	Nine Months Ended September 30, 2017	Nine Months Ended September 30, 2016
Net increase in net assets resulting from net investment income per common share – diluted:
Adjustments for interest on convertible notes, deferred issuance costs, and related impact on base management fees and incentive fees	$1,177,683	$1,446,266	$4,215,831	$5,555,309
Share adjustments for dilutive effect of convertible notes	8,248,298	10,033,152	8,248,298	10,033,152
Net increase in net assets resulting from operations per common share – diluted:
Adjustments for interest on convertible notes, deferred issuance costs, and related impact on base management fees and incentive fees	$1,177,683	$—	$—	$—
Share adjustments for dilutive effect of convertible notes	8,248,298	—	—	—

NOTE 8. RELATED PARTY TRANSACTIONS

TICC pays TICC Management a fee for its services under the Investment Advisory Agreement consisting of two components — a base management fee (the “Base Fee”) and an incentive fee. The cost of both the Base Fee payable to TICC Management and any incentive fees earned by TICC Management are ultimately borne by TICC’s common stockholders.

Base Management Fee

Through March 31, 2016, the Base Fee was calculated at an annual rate of 2.00%. Effective April 1, 2016, the Base Fee is calculated at an annual rate of 1.50%. The Base Fee is payable quarterly in arrears, and is calculated based on the average value of TICC’s gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any equity or debt capital raises, repurchases or redemptions during the current calendar quarter (however, no Base Fee will be payable on the cash proceeds received by the Company in connection with any share or debt issuances until such proceeds have been invested in accordance with TICC’s investment objective). Accordingly, the Base Fee will be payable regardless of whether the value of the Company’s gross assets has decreased during the quarter. The Base Fee for any partial quarter will be appropriately prorated.

The following table represents the Base Fee for the three and nine months ended September 30, 2017 and 2016, respectively:

	Three Months Ended September 30, 2017	Three Months Ended September 30, 2016	Nine Months Ended September 30, 2017	Nine Months Ended September 30, 2016
Base management fee	$2,004,391	$2,630,334	$6,456,566	$8,747,819

The Base management fee payable to TICC Management as of September 30, 2017 and December 31, 2016 was $2,004,391 and $2,544,576, respectively.

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2017
(unaudited)

NOTE 8. RELATED PARTY TRANSACTIONS (continued)

Incentive Fee

The incentive fee has two parts: the “Net Investment Income Incentive Fee” and the “Capital Gains Incentive Fee”. The Net Investment Income Incentive fee is calculated and payable quarterly in arrears based on the amount by which (x) the “Pre-Incentive Fee Net Investment Income” for the immediately preceding calendar quarter exceeds (y) the “Preferred Return Amount” for the current calendar quarter. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any accrued income that we have not yet received in cash and any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus TICC’s operating expenses accrued during the calendar quarter (including the Base Fee, expenses payable under a separate agreement with BDC Partners (the “Administration Agreement”), and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). “Pre-Incentive Fee Net Investment Income” includes, in the case of investments with a deferred interest feature (such as OID, debt instruments with PIK interest and zero coupon securities), accrued income that the Company has not yet received in cash. TICC Management is not under any obligation to reimburse TICC for any part of the incentive fee it received that was based on accrued income that it never received as a result of a default by an entity on the obligation that resulted in the accrual of such income. “Pre-Incentive Fee Net Investment Income” does not include any realized gains, realized losses, unrealized appreciation or depreciation on investments, or gain/loss on extinguishment of debt. Given that this portion of the incentive fee is payable without regard to any gain, loss or unrealized depreciation on investments or gain/loss on extinguishment of debt that may occur during the quarter, this portion of TICC Management’s incentive fee may also be payable notwithstanding a decline in net asset value that quarter.

Effective April 1, 2016, a “Preferred Return Amount” is calculated on a quarterly basis by multiplying 1.75% by the Company’s net asset value at the end of the immediately preceding calendar quarter. The Net Investment Income Incentive fee is then calculated as follows: (a) no Net Investment Income Incentive Fee is payable to TICC Management in any calendar quarter in which the “Pre-Incentive Fee Net Investment Income” does not exceed the “Preferred Return Amount”; (b) 100% of the “Pre-Incentive Fee Net Investment Income” for such quarter, if any, that exceeds the “Preferred Return Amount” but is less than or equal to a “Catch-Up Amount” determined on a quarterly basis by multiplying 2.1875% by TICC’s net asset value at the end of such calendar quarter; and (c) for any quarter in which the “Pre-Incentive Fee Net Investment Income” exceeds the “Catch-Up Amount,” the Net Investment Income Incentive fee will be 20% of the amount of the “Pre-Incentive Fee Net Investment Income” for such quarter. There is no accumulation of amounts from quarter to quarter for the “Preferred Return Amount,” and accordingly there is no claw back of amounts previously paid to TICC Management if the “Pre-Incentive Fee Net Investment Income” for subsequent quarters is below the quarterly “Preferred Return Amount,” and there is no delay of payment of incentive fees to TICC Management if the “Pre-Incentive Fee Net Investment Income” for prior quarters is below the quarterly “Preferred Return Amount” for the quarter for which the calculation is being made.

In addition, effective April 1, 2016, the calculation of the Company’s Net Investment Income Incentive Fee is subject to a total return requirement, which provides that a Net Investment Income Incentive Fee will not be payable to TICC Management except to the extent 20% of the “cumulative net increase in net assets resulting from operations” (which is the amount, if positive, of the sum of the “Pre-Incentive Fee Net Investment Income,” realized gains and losses and unrealized appreciation and depreciation on investments) during the calendar quarter for which such fees are being calculated and the eleven (11) preceding quarters (or if shorter, the number of quarters since April 1, 2016) exceeds the cumulative Net Investment Income Incentive Fees accrued and/or paid for such eleven (11) preceding quarters (or if shorter, the number of quarters since April 1, 2016). Under the revised fee structure, under no circumstances will the aggregate fees earned from April 1, 2016 by TICC Management in any quarterly period be higher than the aggregate fees that would have been earned prior to the adoption of these changes.

From January 1, 2005 through March 31, 2016, the “Pre-Incentive Fee Net Investment Income,” which was expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, was compared to one-fourth of an annual hurdle rate that was determined as of the immediately preceding December 31st by adding 5.00% to

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2017
(unaudited)

NOTE 8. RELATED PARTY TRANSACTIONS (continued)

the interest rate then payable on the most recently issued five-year U.S. Treasury Notes, up to a maximum annual hurdle rate of 10.00%. The annual hurdle rate used to calculate the “Pre-Incentive Fee Net Investment Income” for the quarters ended September 30, 2017 and September 30, 2016 was 6.93% and 6.76%, respectively.

The following table represents the Net Investment Income Incentive fees for each of the quarters ended September 30, 2017 and 2016, respectively:

	Three Months Ended September 30, 2017	Three Months Ended September 30, 2016	Nine Months Ended September 30, 2017	Nine Months Ended September 30, 2016
Net investment income incentive fee	$564,370	$422,828	$2,827,991	$1,666,594

The Net Investment Income Incentive Fee payable to TICC Management as of September 30, 2017 and December 31, 2016 was approximately $567,103 and $1,128,805, respectively.

The Capital Gains Incentive Fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20% of the Company’s “Incentive Fee Capital Gains,” which consists of its realized capital gains for each calendar year, computed net of all realized capital losses and unrealized capital depreciation on investments for that calendar year. For accounting purposes only, in order to reflect the theoretical capital gains incentive fee that would be payable for a given period as if all unrealized gains on investments were realized, the Company will accrue a Capital Gains Incentive Fee based upon net realized gains on investments (excluding gains/losses on extinguishment of debt) and unrealized depreciation on investments for that calendar year (in accordance with the terms of the Investment Advisory Agreement), plus unrealized appreciation on investments held at the end of the period. It should be noted that a fee so calculated and accrued would not necessarily be payable under the Investment Advisory Agreement, and may never be paid based upon the computation of Capital Gains Incentive Fees in subsequent periods. Amounts paid under the Investment Advisory Agreement will be consistent with the formula reflected in the Investment Advisory Agreement.

The amount of Capital Gains Incentive Fee expense related to the hypothetical liquidation of the portfolio (and assuming no other changes in realized or unrealized gains and losses) would only become payable to TICC Management in the event of a complete liquidation of the Company’s portfolio as of period end and the termination of the Investment Advisory Agreement on such date. Also, it should be noted that the Capital Gains Incentive Fee expense fluctuates with the Company’s overall investment results.

There were no Capital Gains Incentive Fees incurred during the three and nine months ended September 30, 2017 and 2016. There were no accrued Capital Gains Incentive Fees payable to TICC Management as of September 30, 2017 and December 31, 2016.

Administration Agreement

The Company has also entered into the Administration Agreement with BDC Partners under which BDC Partners provides administrative services for TICC. The Company pays BDC Partners an allocable portion of overhead and other expenses incurred by BDC Partners in performing its obligations under the Administration Agreement, including a portion of the rent and the compensation of the Chief Financial Officer, accounting staff and other administrative support personnel, which creates potential conflicts of interest that the Board of Directors must monitor. The Company also reimburses BDC Partners for the costs associated with the functions performed by TICC’s Chief Compliance Officer that BDC Partners pays on the Company’s behalf pursuant to the terms of an agreement between the Company and Alaric Compliance Services, LLC.

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2017
(unaudited)

NOTE 8. RELATED PARTY TRANSACTIONS (continued)

TICC Management is controlled by BDC Partners, its managing member. Charles M. Royce, a member of the Company’s Board of Directors, holds a minority, non-controlling interest in TICC Management. BDC Partners manages the business and internal affairs of TICC Management. Jonathan H. Cohen, the Company’s Chief Executive Officer, as well as a Director, is the managing member of BDC Partners. Saul B. Rosenthal, the Company’s President and Chief Operating Officer, is also the President and Chief Operating Officer of TICC Management and a member of BDC Partners. Messrs. Cohen and Rosenthal have an equal equity interest in BDC Partners. Mr. Royce does not take part in the management or participate in the operations of TICC Management.

For the three months ended September 30, 2017 and 2016, TICC incurred approximately $237,700 and $189,200, respectively, in compensation expenses for the services of employees allocated to the administrative activities of TICC, pursuant to the Administration Agreement with BDC Partners; for the nine months ended September 30, 2017 and 2016, TICC incurred approximately $676,000 and $609,300, respectively. Further, TICC incurred approximately $24,000 and $27,700 for facility costs allocated under the Administration Agreement for the three months ended September 30, 2017 and 2016, respectively; for the nine months ended September 30, 2017 and 2016, TICC incurred $57,000 and $83,200, respectively. As of September 30, 2017 and December 31, 2016, aggregate amounts payable under the Administration Agreement were approximately $66,000 and $0, respectively.

Co-Investment Exemptive Relief

On June 14, 2017, the SEC issued an order permitting TICC and certain of its affiliates to complete negotiated co-investment transactions in portfolio companies, subject to certain conditions (the “Order”). Subject to satisfaction of certain conditions to the Order, TICC and certain of its affiliates are now permitted, together with any future BDCs, registered closed-end funds and certain private funds, each of whose investment adviser is TICC’s investment adviser or an investment adviser controlling, controlled by, or under common control with TICC’s investment adviser, to co-invest in negotiated investment opportunities where doing so would otherwise be prohibited under the 1940 Act, providing TICC’s stockholders with access to a broader array of investment opportunities.

Pursuant to the Order, TICC is permitted to co-invest in such investment opportunities with its affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of its independent directors make certain conclusions in connection with a co-investment transaction, including, but not limited to, that (1) the terms of the potential co-investment transaction, including the consideration to be paid, are reasonable and fair to TICC and its stockholders and do not involve overreaching in respect of TICC or its stockholders on the part of any person concerned, and (2) the potential co-investment transaction is consistent with the interests of TICC’s stockholders and is consistent with TICC’s then-current investment objective and strategies.

NOTE 9. DISTRIBUTIONS

The Company intends to continue to operate so as to qualify to be taxed as a RIC under the Code and, as such, the Company would not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify to be taxed as a RIC, the Company is required, among other requirements, to distribute at least 90% of its annual investment company taxable income, as defined by the Code. The amount to be paid out each quarter as a distribution is determined by the Board of Directors and is based upon the annual taxable income estimated by the management of the Company. Income calculated in accordance with U.S. federal income tax regulations differs substantially from GAAP income. To the extent that the Company’s taxable earnings fall below the amount of distributions declared, however, a portion of the total amount of the Company’s distributions for the fiscal year may be deemed a return of capital for tax purposes to the Company’s stockholders.

The Company intends to comply with the applicable provisions of the Code pertaining to RICs to make distributions of taxable income sufficient to relieve it of substantially all federal income taxes. The Company, at its discretion, may carry forward taxable income in excess of calendar year distributions and pay a 4% excise tax on such income. The Company will accrue excise tax on estimated excess taxable income, if any, as required.

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2017
(unaudited)

NOTE 9. DISTRIBUTIONS (continued)

The Company has adopted an “opt out” distribution reinvestment plan for our common stockholders. As a result, if we make a cash distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the distribution reinvestment plan so as to receive cash distributions. During the three and nine months ended September 30, 2017 and 2016, the Company did not issue any shares of common stock to stockholders in connection with the distribution reinvestment plan. During the three months ended September 30, 2017 and September 30, 2016, as part of our dividend reinvestment plan for our common stockholders, our dividend reinvestment administrator purchased 45,183 shares and 73,401 shares, respectively, of our common stock for $0.3 million and $0.4 million, respectively, in the open market to satisfy the reinvestment portion of our dividends. On September 29, 2017, the Company paid a distribution of $0.20 per share.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Company will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

NOTE 10. NET ASSET VALUE PER SHARE

The Company’s net asset value per share at September 30, 2017 was $7.43, and at December 31, 2016 was $7.50. In determining the Company’s net asset value per share, the Board of Directors determined in good faith the fair value of the Company’s portfolio investments for which reliable market quotations are not readily available.

NOTE 11. INVESTMENT INCOME

The following table sets forth the components of investment income for the three and nine months ended September 30, 2017 and 2016, respectively:

	Three Months Ended September 30, 2017	Three Months Ended September 30, 2016	Nine Months Ended September 30, 2017	Nine Months Ended September 30, 2016
Interest income
Stated interest income	$5,091,751	$8,251,446	$18,337,423	$25,231,480
Original issue discount and market discount income	244,751	344,332	827,746	801,621
Payment-in-kind income	59,446	55,898	173,347	163,922
Discount income derived from unscheduled remittances at par	8,460	3,154	37,737	20,574
Total interest income	$5,404,408	$8,654,830	$19,376,253	$26,217,597
Income from securitization vehicles	$8,086,059	$8,635,834	$26,081,676	$22,538,250
Commitment, amendment and other fee income
Fee letters	$314,007	$339,005	$1,051,207	$1,014,785
Loan prepayment and bond call fees	300,000	330,000	570,212	358,381
All other fees	393,223	136,123	895,982	281,788
Total commitment, amendment and other fee income	$1,007,230	$805,128	$2,517,401	$1,654,954
Total investment income	$14,497,697	$18,095,792	$47,975,330	$50,410,801

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2017
(unaudited)

NOTE 11. INVESTMENT INCOME (continued)

The 1940 Act requires that a BDC offer significant managerial assistance to its portfolio companies. The Company may receive fee income for managerial assistance it renders to portfolio companies in connection with its investments. For the three and nine months ended September 30, 2017 and 2016, respectively, the Company received no fee income for managerial assistance.

NOTE 12. SHARE REPURCHASE PROGRAM

On November 5, 2015, the Board of Directors authorized a program for the purpose of repurchasing up to $75 million worth of the Company’s common stock. Under that repurchase program, the Company was authorized, but was not obligated, to repurchase outstanding common stock in the open market from time to time through September 30, 2016, provided that repurchases comply with the prohibitions under the Company’s Insider Trading Policies and Procedures and the guidelines specified in Rule 10b-18 of the Securities Exchange Act of 1934, as amended, including certain price, market volume and timing constraints. Further, any repurchases were to be conducted in accordance with the 1940 Act. Additionally, the Company entered into a Rule 10b5-1 trading plan to undertake accretive share repurchasing on a non-discretionary basis of up to $50 million until March 4, 2016. During the year ended December 31, 2016, under that repurchase program, the Company repurchased 4,917,026 shares of outstanding common stock for approximately $25.6 million at the average weighted price of $5.20 per share, inclusive of commission, while complying with the prohibitions under TICC’s Insider Trading Policies and Procedures and the guidelines specified in Rule 10b-18 of the Securities Exchange Act of 1934, as amended, including certain price, market volume and timing constraints. In addition, repurchases were conducted in accordance with the 1940 Act. The Company did not repurchase shares of its common stock during the three and nine months ended September 30, 2017, as the program to repurchase up to $75 million worth of the Company’s common stock expired on June 30, 2016. The Company did not repurchase shares of its common stock during the three months ended September 30, 2016.

Period	Total Number of Shares Purchased	Average Price Paid Per Share	Total Number of Shares Purchased as Part of Publicly Announced Program	Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Program
January 1, 2016 – January 31, 2016	2,155,303	5.48	2,155,303	39.5 million
February 1, 2016 – February 29, 2016	2,562,494	4.97	2,562,494	26.8 million
March 1, 2016 – March 31, 2016	199,229	5.17	199,229	25.8 million
April 1, 2016 – April 30, 2016	—		—	25.8 million
May 1, 2016 – May 31, 2016	—		—	25.8 million
June 1, 2016 – June 30, 2016	—		—	—
July 1, 2016 – July 30, 2016	—		—	—
August 1, 2016 – August 31, 2016	—		—	—
September 1, 2016 – September 30, 2016	—		—	—
Total – nine months ended September 30, 2016	4,917,026		4,917,026

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2017
(unaudited)

NOTE 13. COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Company enters into a variety of undertakings containing a variety of warranties and indemnifications that may expose the Company to some risk of loss. The risk of future loss arising from such undertakings, while not quantifiable, is expected to be remote.

As of September 30, 2017, the Company had commitments to purchase additional debt investments totaling approximately $5.0 million.

The Company is not currently subject to any material legal proceedings. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts with its portfolio companies. While the outcome of these legal proceedings, if any, cannot be predicted with certainty, the Company does not expect that these proceedings will have a material effect upon its consolidated results of operations and financial condition.

NOTE 14. FINANCIAL HIGHLIGHTS

Financial highlights for the three and nine months ended September 30, 2017 and 2016, respectively, are as follows:

Per Share Data	Three Months Ended September 30, 2017	Three Months Ended September 30, 2016	Nine Months Ended September 30, 2017	Nine Months Ended September 30, 2016
Net asset value as of beginning of period	$7.51	$6.54	$7.50	$6.40
Net investment income(1)	0.13	0.13	0.45	0.33
Net realized and unrealized (losses) gains(2)	(0.01)	0.70	0.08	1.10
Net change in net asset value from operations(2)	0.12	0.83	0.53	1.43
Distributions per share from net investment income	(0.20)	(0.29)	(0.60)	(0.87)
Distributions based on weighted average share impact	—	—	—	0.01
Total distributions(3)	(0.20)	(0.29)	(0.60)	(0.86)
Effect of shares repurchased, gross	—	—	—	0.11
Net asset value at end of period	$7.43	$7.08	$7.43	$7.08
Per share market value at beginning of period	$6.34	$5.27	$6.61	$6.08
Per share market value at end of period	$6.85	$5.82	$6.85	$5.82
Total return(4)	11.20%	15.94%	13.00%	12.43%
Shares outstanding at end of period	51,479,409	51,479,409	51,479,409	51,479,409

Ratios/Supplemental Data
Net assets at end of period (000’s)	$382,293	$364,622	$382,293	$364,622
Average net assets (000’s)	384,433	350,631	386,146	332,591
Ratio of operating expenses to average net assets(5)	8.04%	13.18%	8.59%	13.24%
Ratio of net investment income to average net assets(5)	7.04%	7.46%	7.98%	6.97%
Portfolio turnover rate(6)	6.52%	9.42%	32.3%	22.92%

____________

(1)   Represents per share net investment income for the period, based upon average shares outstanding.

(2)   Net realized and unrealized capital gains include rounding adjustments to reconcile change in net asset value per share.

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2017
(unaudited)

NOTE 14. FINANCIAL HIGHLIGHTS (continued)

(3)   Management monitors available taxable earnings, including net investment income and realized capital gains, to determine if a tax return of capital may occur for the year. To the extent the Company’s taxable earnings fall below the total amount of the Company’s distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to the Company’s stockholders. The ultimate tax character of the Company’s earnings cannot be determined until tax returns are prepared after the end of the fiscal year.

(4)   Total return equals the increase or decrease of ending market value over beginning market value, plus distributions, divided by the beginning market value, assuming distribution reinvestment prices obtained under the Company’s distribution reinvestment plan, excluding any discounts. Total return is not annualized.

(5)   Annualized.

(6)   Portfolio turnover rate is calculated using the lesser of year-to-date cash investment sales and debt repayments or year-to-date cash investment purchases over the average of total investments at fair value.

The following table provides supplemental performance ratios (annualized) measured for the three and nine months ended September 30, 2017 and 2016:

	Three Months Ended September 30, 2017	Three Months Ended September 30, 2016	Nine Months Ended September 30, 2017	Nine Months Ended September 30, 2016
Ratio of operating expenses to average net assets:
Operating expenses before incentive fees	7.46%	12.70%	7.61%	12.57%
Net investment income incentive fees	0.59%	0.48%	0.98%	0.67%
Ratio of expenses, excluding interest expense	4.19%	8.16%	4.74%	7.95%

NOTE 15. RECENT ACCOUNTING PRONOUNCEMENTS

In August 2016, the FASB issued ASU 2016-15, Classification of Certain Cash Receipts and Cash Payments (a Consensus of the Emerging Issues Task Force) (“ASU 2016-15”), which is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. The Company is currently assessing the impact of ASU 2016-15 and does not anticipate a material impact on its consolidated financial statements. ASU 2016-15 is effective for annual reporting periods beginning after December 15, 2017, including interim periods within those fiscal years, with early adoption permitted. The Company is assessing the impact of ASU 2016-15.

In October 2016, the SEC adopted significant reforms under the 1940 Act that impose extensive new disclosure and reporting obligations on most 1940 Act funds (collectively, the “Reporting Rules”). The Reporting Rules expand the volume of information regarding fund portfolio holdings and investment practices that must be disclosed. The adopted amendments to Regulation S-X for 1940 Act funds and BDCs include an update to the disclosures for investments in and advances to affiliates, and the requirement to include in their financial statements a standardized schedule containing detailed information about derivative investments (among other changes). The amendments to Regulation S-X were effective August 1, 2017. The Company has adopted these amendments as of September 30, 2017 and the adoption has not had a material impact on its consolidated financial statements.

In November 2016, the FASB issued ASU 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash (a Consensus of the Emerging Issues Task Force) (“ASU 2016-18”), which requires that the statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. ASU 2016-18 is effective for annual reporting periods beginning after December 15, 2017, including interim periods within those fiscal years, with early adoption permitted. The Company is assessing the impact of ASU 2016-18 and

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2017
(unaudited)

NOTE 15. RECENT ACCOUNTING PRONOUNCEMENTS (continued)

upon adoption of the standard, restricted cash will be included as part of beginning and ending cash and cash equivalents on the consolidated statement of cash flows.

In December 2016, the FASB issued ASU 2016-19, Technical Corrections and Improvements. As part of this guidance, ASU 2016-19 amends FASB ASC 820 to clarify the difference between a valuation approach and a valuation technique. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. ASU 2016-19 is effective on a prospective basis for financial statements issued for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016 on a prospective basis. The Company has adopted ASU 2016-19 on its consolidated financial statements and disclosures and the adoption of ASU 2016-19 has not had a material impact on its consolidated financial statements.

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606), which supersedes the revenue recognition requirements in Revenue Recognition (Topic 605). Under the new guidance, an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. In May 2016, ASU 2016-12 amended ASU 2014-09 and deferred the effective period to December 15, 2017. Management has concluded that its revenues associated with financial instruments are scoped out of ASC 606. The adoption of the requirements is not expected to have a significant impact on the consolidated financial statements.

NOTE 16. CONCENTRATION OF CREDIT RISK

The Company places its cash in an overnight money market account and, at times, cash and cash equivalents may exceed the Federal Deposit Insurance Corporation insured limit. In addition, the Company’s portfolio may be concentrated in a limited number of portfolio companies or sectors, which will subject the Company to a risk of significant loss if any of these companies defaults on its obligations under any of its debt securities that the Company holds or if those sectors experience a market downturn.

NOTE 17. RISKS AND UNCERTAINTIES

The United States capital markets have in the past experienced periods of extreme volatility and disruption. Disruptions in the capital markets tend to increase the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. The Company believes these conditions may reoccur in the future. A prolonged period of market illiquidity may have an adverse effect on the Company’s business, financial condition and results of operations. Adverse economic conditions could also increase the Company’s funding costs, limit the Company’s access to the capital markets or result in a decision by lenders not to extend credit to the Company. These events could limit the Company’s investment originations, limit the Company’s ability to grow and negatively impact the Company’s operating results.

Many of the companies in which the Company has made or will make investments may be susceptible to adverse economic conditions, which may affect the ability of a company to repay TICC’s loans or engage in a liquidity event such as a sale, recapitalization, or initial public offering. Therefore, the Company’s nonperforming assets may increase, and the value of the Company’s portfolio may decrease during this period.

Adverse economic conditions also may decrease the value of any collateral securing some of the Company’s loans and the value of its equity investments. Adverse economic conditions could lead to financial losses in the Company’s portfolio and a decrease in its revenues, net income, and the value of the Company’s assets.

A portfolio company’s failure to satisfy financial or operating covenants imposed by the Company or other lenders could lead to defaults and, potentially, termination of the portfolio company’s loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2017
(unaudited)

NOTE 17. RISKS AND UNCERTAINTIES (continued)

under the debt securities that the Company holds. The Company may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if a portfolio company goes bankrupt, even though the Company may have structured its investment as senior debt or secured debt, depending on the facts and circumstances, including the extent to which the Company actually provided significant managerial assistance, if any, to that portfolio company, a bankruptcy court might re-characterize the Company’s debt holding and subordinate all or a portion of the Company’s claim to that of other creditors. These events could harm the Company’s financial condition and operating results.

As a BDC, the Company is required to carry its investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by or under the direction of its Board of Directors. Decreases in the market values or fair values of the Company’s investments are recorded as unrealized depreciation. Depending on market conditions, the Company could incur substantial losses in future periods, which could have a material adverse impact on its business, financial condition and results of operations.

NOTE 18. SUBSEQUENT EVENTS

On October 27, 2017, the Board of Directors declared a distribution of $0.20 per share for the fourth quarter, payable on December 29, 2017 to shareholders of record as of December 15, 2017.

On November 1, 2017, the Convertible Notes matured and were repaid in full (approximately $94.5 million) in accordance with their terms.

MANAGEMENT’S REPORT ON INTERNAL CONTROL OVER FINANCIAL REPORTING

Management is responsible for establishing and maintaining adequate internal control over financial reporting, and for performing an assessment of the effectiveness of internal control over financial reporting as of December 31, 2016. Internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. The Company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Management performed an assessment of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2016 based upon criteria in Internal Control — Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”). Based on our assessment, management determined that the Company’s internal control over financial reporting was effective as of December 31, 2016 based on the criteria in Internal Control — Integrated Framework issued by COSO. PricewaterhouseCoopers LLP, our independent registered public accounting firm, has issued an attestation report on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2016, as stated in its report, which is included herein.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of TICC Capital Corp.:

In our opinion, the accompanying consolidated statements of assets and liabilities including the consolidated schedules of investments, and the related consolidated statements of operations, of changes in net assets, and of cash flows, present fairly, in all material respects, the financial position of TICC Capital Corp and its subsidiaries (“the Company”) at December 31, 2016 and December 31, 2015, and the results of their operations, their changes in net assets, and their cash flows for each of the three years in the period ended December 31, 2016 in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedule listed in the index appearing under Schedule 12-14 presents fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. Also in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2016, based on criteria established in Internal Control — Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). The Company’s management is responsible for these financial statements and financial statement schedule, for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Management’s Report on Internal Control over Financial Reporting. Our responsibility is to express opinions on these financial statements, on the financial statement schedule, and on the Company’s internal control over financial reporting based on our integrated audits. We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement and whether effective internal control over financial reporting was maintained in all material respects. Our audits of the financial statements included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. We believe that our audits, which included confirmation of securities at December 31, 2016 and December 31, 2015 by correspondence with the custodians, and the application of alternative auditing procedures where replies were not received, provide a reasonable basis for our opinions.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

/s/ PricewaterhouseCoopers LLP

New York, New York

March 3, 2017

TICC CAPITAL CORP.

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

	December 31, 2016	December 31, 2015
ASSETS
Non-affiliated/non-control investments (cost: $616,542,612 @ 12/31/16; $767,295,604 @12/31/15)	$578,297,069	$638,890,282
Affiliated investments (cost: $7,497,229 @ 12/31/16; $7,392,352 @ 12/31/15)	11,626,007	6,825,269
Control investments (cost: $0 @ 12/31/16; $16,750,000 @ 12/31/15)	—	11,000,000
Total investments at fair value (cost: $624,039,841 @ 12/31/16; $791,437,956 @ 12/31/15)	589,923,076	656,715,551
Cash and cash equivalents	8,261,698	23,181,677
Restricted cash	3,451,636	17,965,232
Interest and distributions receivable	9,682,672	12,268,997
Securities sold not settled	7,406	7,845,706
Other assets	1,130,018	321,044
Total assets	$612,456,506	$718,298,207
LIABILITIES
Accrued interest payable	$1,731,111	$2,139,866
Investment advisory fee and net investment income incentive fee payable to affiliate	3,673,381	4,195,901
Accrued expenses	1,089,043	3,278,587
Notes payable – TICC CLO 2012-1 LLC, net of discount and deferred issuance costs	125,853,720	233,887,130
Senior convertible notes payable, net of deferred issuance costs	94,116,753	113,862,012
Total liabilities	226,464,008	357,363,496
COMMITMENTS AND CONTINGENCIES (Note 9)
NET ASSETS
Common stock, $0.01 par value, 100,000,000 share authorized; 51,479,409 and 56,396,435 shares issued and outstanding, respectively	514,794	563,965
Capital in excess of par value	558,822,643	594,047,019
Net unrealized depreciation on investments	(34,116,765)	(134,722,405)
Accumulated net realized losses on investments	(95,605,057)	(68,772,889)
Distributions in excess of net investment income	(43,623,117)	(30,180,979)
Total net assets	385,992,498	360,934,711
Total liabilities and net assets	$612,456,506	$718,298,207
Net asset value per common share	$7.50	$6.40

See Accompanying Notes.

TICC CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS

DECEMBER 31, 2016

COMPANY/INVESTMENT(1)	INDUSTRY	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Senior Secured Notes
AmeriLife Group	diversified insurance
first lien senior secured notes, LIBOR + 4.75% (1.00% floor) due July 10, 2022(4)(5)(6)(10)(16)		$15,620,604	$15,486,217	$15,151,986
Aricent Technologies, Inc.	telecommunication services
first lien senior secured notes, LIBOR + 4.50% (1.00% floor) due April 14, 2021(4)(5)(6)(10)(14)(18)		8,775,262	8,731,896	8,533,942
second lien senior secured notes, LIBOR + 8.50% (1.00% floor) due April 14, 2022(4)(5)(10)(14)(18)		14,000,000	14,008,442	12,040,000
Birch Communications, Inc.	telecommunication services
first lien senior secured notes, LIBOR + 7.25% (1.00% floor) due July 18, 2020(4)(5)(6)(10)(14)(15)		22,386,525	21,592,757	19,700,142
BMC Software Finance, Inc.	business services
first lien senior secured notes, LIBOR + 4.00% (1.00% floor) due September 10, 2020(4)(5)(6)(10)(15)		4,676,389	4,687,172	4,664,698
Capstone Logistics Acquisition, Inc.	logistics
first lien senior secured notes, LIBOR + 4.50% (1.00% floor) due October 7, 2021(4)(5)(6)(10)(17)		10,727,817	10,704,694	10,584,815
ConvergeOne Holdings Corp.	business services
first lien senior secured notes, LIBOR + 5.375% (1.00% floor) due June 17, 2020(4)(5)(6)(10)(15)		9,609,828	9,609,610	9,561,779
second lien senior secured notes, LIBOR + 9.00% (1.00% floor) due June 17, 2021(4)(5)(10)(15)		3,000,000	2,978,478	2,940,000
Edmentum, Inc. (f/k/a “Plato, Inc.”)	education
first lien senior secured notes, LIBOR + 4.50% (1.00% floor) Cash, 2.00% PIK due June 10, 2019(3)(4)(5)(6)(10)(15)		5,966,443	5,931,165	4,285,875
Electric Lightwave Holdings, Inc. (f/k/a “Integra Telecom Holdings, Inc.”)	telecommunication services
first lien senior secured notes, LIBOR + 4.00% (1.25% floor) due August 14, 2020(4)(5)(6)(10)(14)(15)		5,180,526	5,159,932	5,189,592
second lien senior secured notes, LIBOR + 8.50%, (1.25% floor) due February 14, 2021(4)(5)(6)(10)(14)(15)		10,806,404	10,857,480	10,786,196
First American Payment Systems	financial intermediaries
second lien senior secured notes, LIBOR + 9.50% (1.25% floor) due April 12, 2019(4)(5)(6)(10)(17)		13,982,241	13,870,396	13,982,241
Global Tel Link Corp	telecommunication services
first lien senior secured notes, LIBOR + 3.75% (1.25% floor) due May 23, 2020(4)(5)(6)(15)		1,983,163	1,975,704	1,969,539
second lien senior secured notes, LIBOR + 7.75% (1.25% floor) due November 23, 2020(4)(5)(10)(15)		13,000,000	12,903,392	12,593,750
Innovairre Holding Company LLC (f/k/a “RBS Holding Company”)	printing and publishing
first lien senior secured notes, LIBOR + 4.00% (1.00% floor) due August 2, 2019(4)(5)(6)(15)		11,839,379	11,578,162	11,602,591
Harbortouch Payments	financial intermediaries
second lien senior secured notes, LIBOR + 9.50% (1.00% floor) due October 11, 2024(4)(5)(6)(10)(15)		12,000,000	11,777,359	11,820,000

 (continued on next page)

See Accompanying Notes.

TICC CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)

DECEMBER 31, 2016

COMPANY/INVESTMENT(1)	INDUSTRY	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Senior Secured Notes (continued)
Help/Systems Holdings, Inc.	software
senior secured notes, LIBOR + 5.25 (1.00% floor) due October 18, 2021(4)(5)(6)(10)(15)		$8,910,000	$8,760,042	$8,887,725
second lien senior secured notes LIBOR + 9.50% (1.00% floor) due October 8, 2022(4)(5)(15)		10,000,000	9,676,019	9,500,000
iEnergizer Limited	printing and publishing
first lien senior secured notes, LIBOR + 6.00% (1.25% floor) due May 01, 2019(4)(5)(6)(10)(11)(12)(17)		4,694,081	4,621,686	4,647,140
Jackson Hewitt Tax Service, Inc.	consumer services
first lien senior secured notes, LIBOR + 7.00% (1.00% floor) due July 30, 2020(4)(5)(6)(10)(15)		17,640,000	17,387,178	16,912,350
Merrill Communications, LLC	printing and publishing
first lien senior secured notes, LIBOR + 5.25% (1.00% floor) due June 01, 2022(4)(5)(6)(10)(14)(15)		23,682,442	23,447,282	23,504,824
NAB Holdings, LLC	financial intermediaries
first lien senior secured notes, LIBOR + 3.75% (1.00% floor) due May 21, 2021(4)(5)(6)(10)(15)		9,262,559	9,214,580	9,262,559
Novetta, LLC	aerospace and defense
first lien senior secured notes, LIBOR + 5.00% (1.00% floor) due October 16, 2022(4)(5)(6)(10)(15)		5,643,000	5,586,051	5,466,656
Novitex Enterprise Solutions (f/k/a “Pitney Bowes Management Services, Inc.”)	printing and publishing
first lien senior secured notes, LIBOR + 6.25% (1.25% floor) due July 07, 2020(4)(5)(6)(10)(18)		15,165,400	15,098,034	14,520,871
Polycom, Inc.
first lien senior secured notes, LIBOR + 6.50% (1.00% floor) due September 27, 2023(4)(5)(14)(17)	business services	6,769,583	6,497,271	6,803,431
second lien senior secured notes, LIBOR + 10.00% (1.00% floor) due September 27, 2024(4)(5)(14)(17)		13,000,000	12,744,436	12,870,000
Premiere Global Services, Inc.	business services
senior secured notes, LIBOR + 6.50% (1.00% floor) due December 8, 2021(4)(5)(6)(10)(15)		14,436,090	13,060,236	14,048,192
second lien senior secured notes, LIBOR + 9.50% (1.00% floor) due June 6, 2022(4)(5)(17)		5,000,000	4,804,450	4,800,000
Recorded Books, Inc. (f/k/a “Volume Holdings, Inc.”)	printing and publishing
senior secured notes, LIBOR + 4.50% (1.00% floor) due July 31, 2021(4)(5)(6)(10)(15)		8,720,058	8,684,453	8,632,857
Securus Technologies, Inc.	telecommunication services
first lien senior secured notes, LIBOR + 3.50% (1.25% floor) due April 30, 2020(4)(5)(6)(15)		5,824,573	5,792,824	5,795,450
second lien senior secured notes, LIBOR + 7.75% (1.25% floor) due April 30, 2021(4)(5)(10)(15)		6,400,000	6,379,907	6,256,000
SourceHov, LLC	business services
first lien senior secured notes, LIBOR + 6.75% (1.00% floor) due October 31, 2019(4)(5)(6)(10)(14)(17)		16,537,500	16,195,897	14,883,750
second lien senior secured notes, LIBOR + 10.50% (1.00% floor) due April 30, 2020(4)(5)(10)(14)(17)		15,000,000	14,586,122	9,723,750
Stratus Technologies, Inc.	computer hardware
first lien senior secured notes, LIBOR + 5.00% (1.00% floor) due April 28, 2021(4)(5)(6)(10)(17)		7,975,000	7,911,297	7,855,375

 (continued on next page)

See Accompanying Notes.

TICC CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)

DECEMBER 31, 2016

COMPANY/INVESTMENT(1)	INDUSTRY	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Senior Secured Notes (continued)
Total Merchant Services, Inc.	financial intermediaries
first lien senior secured notes, LIBOR + 5.50% (1.00% floor) due December 5, 2020(4)(5)(6)(10)(18)		$12,224,081	$12,135,248	$11,888,285
Travel Leaders Group, LLC	travel
first lien senior secured notes, LIBOR + 6.00% (1.00% floor) due December 07, 2020(4)(5)(6)(10)(15)		8,926,197	8,790,059	8,926,197
Unitek Global Services, Inc.	IT consulting
first lien senior secured tranche B term loan, LIBOR + 7.50%, (1.00% floor) due January 13, 2019(4)(5)(10)(15)		2,638,748	2,617,067	2,665,135
U.S. Telepacific Corp.	telecommunication services
first lien senior secured notes, LIBOR + 5.00% (1.00% floor) due November 25, 2020(4)(5)(6)(10)(15)		9,778,733	9,708,848	9,756,340
Total Senior Secured Notes			$385,551,843	$373,014,033	96.6%
Subordinated Debt
Unitek Global Services, Inc.	IT consulting
Holdco PIK Debt Cash 0.00%, 15.00% PIK, due July 13, 2019(3)(5)(10)		$671,053	$668,162	$677,764
Total Subordinated Debt			$668,162	$677,764	0.2%
Collateralized Loan Obligation – Debt Investments
Telos CLO 2013-3, Ltd.	structured finance
CLO secured class F notes, LIBOR + 5.50% due January 17, 2024(4)(5)(11)(12)(15)		$3,000,000	$2,804,247	$2,700,000
Total Collateralized Loan Obligation – Debt Investments			$2,804,247	$2,700,000	0.7%
Collateralized Loan Obligation – Equity Investments
ACAS CLO 2012-1, Ltd.	structured finance
CLO subordinated notes, estimated yield 121.87% due September 20, 2023(9)(11)(12)(19)		$6,000,000	$2,993,455	$3,240,000
ALM X, Ltd.	structured finance
CLO preference shares, estimated yield 24.92% due January 15, 2025(9)(11)(12)(19)		3,801,000	2,503,234	2,599,034
AMMC CLO XI, Ltd.	structured finance
CLO subordinated notes, estimated yield 45.48% due October 30, 2023(9)(11)(12)(19)		6,000,000	3,698,795	3,600,000
AMMC CLO XII, Ltd.	structured finance
CLO subordinated notes, estimated yield 20.03% due May 10, 2025(9)(11)(12)(19)		12,921,429	7,298,625	5,943,857
Ares XXV CLO Ltd.	structured finance
CLO subordinated notes, estimated yield 10.48% due January 17, 2024(9)(11)(12)(19)		15,500,000	9,799,870	8,370,000
Ares XXVI CLO Ltd.	structured finance
CLO subordinated notes, estimated yield 13.02% due April 15, 2025(9)(11)(12)(19)		17,630,000	9,247,832	7,833,790
Ares XXIX CLO Ltd.	structured finance
CLO subordinated notes, estimated yield 9.16% due April 17, 2026(9)(11)(12)(19)		12,750,000	8,897,649	7,355,511
Atlas Senior Loan Fund III, Ltd.	structured finance
CLO subordinated notes, estimated yield 19.61% due August 18, 2025(9)(11)(12)(19)		8,000,000	4,295,766	4,540,000

 (continued on next page)

See Accompanying Notes.

TICC CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2016

COMPANY/INVESTMENT(1)	INDUSTRY	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Senior Secured Notes (continued)
Benefit Street Partners CLO II, Ltd.	structured finance
CLO subordinated notes, estimated yield 12.25% due July 15, 2024(9)(11)(12)(19)		$23,450,000	$19,654,575	$16,855,411
Carlyle Global Market Strategies CLO 2013-2, Ltd.	structured finance
CLO subordinated notes, estimated yield 18.27% due April 18, 2025(9)(11)(12)(19)		9,250,000	6,122,479	5,599,429
Catamaran CLO 2012-1 Ltd.	structured finance
CLO subordinated notes, estimated yield -6.86% due December 20, 2023(9)(11)(12)(19)		23,000,000	11,239,113	5,750,000
Cedar Funding II CLO, Ltd.	structured finance
CLO subordinated notes, estimated yield 17.80% due March 09, 2025(9)(11)(12)(19)		18,750,000	13,853,409	13,125,000
CIFC Funding 2012-1, Ltd.	structured finance
CLO subordinated notes, estimated yield 23.01% due August 14, 2024(9)(11)(12)(19)		12,750,000	7,066,122	6,757,500
GoldenTree Loan Opportunities VII, Ltd.	structured finance
CLO subordinated notes, estimated yield 27.89% due April 25, 2025(9)(11)(12)(19)		4,670,000	2,749,405	3,269,000
Halcyon Loan Advisors Funding 2014-2 Ltd.	structured finance
CLO subordinated notes, estimated yield 5.87% due April 28, 2025(9)(11)(12)(19)		8,000,000	5,020,677	3,700,000
Hull Street CLO Ltd.	structured finance
CLO subordinated notes, estimated yield 12.76% due October 18, 2026(9)(11)(12)(19)		5,000,000	3,218,541	2,400,000
Ivy Hill Middle Market Credit Fund VII, Ltd.	structured finance
CLO subordinated notes, estimated yield 11.54% due October 20, 2025(9)(11)(12)(19)		14,000,000	11,572,127	10,590,431
Jamestown CLO V Ltd.	structured finance
CLO subordinated notes, estimated yield 7.42% due January 17, 2027(9)(11)(12)(19)		8,000,000	4,890,961	4,000,000
KVK CLO 2012-2, Ltd.	structured finance
CLO subordinated notes, estimated yield 62.66% due February 10, 2025(9)(11)(12)(19)		5,000,000	1,949,974	2,250,000
KVK CLO 2013-2, Ltd.	structured finance
CLO subordinated notes, estimated yield 37.69% due January 15, 2026(9)(11)(12)(19)		14,000,000	5,725,139	6,160,000
Madison Park Funding XIX, Ltd.	structured finance
CLO subordinated notes, estimated yield 15.62% due January 22, 2028(9)(11)(12)(19)		5,422,500	5,417,070	5,856,300
Marea CLO, Ltd.	structured finance
CLO subordinated notes, estimated yield 8.00% due October 15, 2023(9)(11)(12)(19)		16,217,000	10,050,816	6,109,956
Mountain Hawk III CLO, Ltd.	structured finance
CLO income notes, estimated yield 7.50% due April 18, 2025(9)(11)(12)(19)		17,200,000	10,236,812	6,657,469
CLO M notes due April 18, 2025(11)(12)(13)		2,389,676	—	288,747

 (continued on next page)

See Accompanying Notes.

TICC CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2016

COMPANY/INVESTMENT(1)	INDUSTRY	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation – Equity Investments – (continued)
Regatta V Funding, Ltd.	structured finance
CLO subordinated notes, estimated yield 23.73% due October 25, 2026(9)(11)(12)(19)		$3,000,000	$1,745,162	$1,830,000
Shackleton 2013-IV CLO, Ltd.	structured finance
CLO subordinated notes, estimated yield 10.06% due January 13, 2025(9)(11)(12)(19)		24,400,000	16,014,950	12,503,876
Telos CLO 2013-3, Ltd.	structured finance
CLO subordinated notes, estimated yield 20.89% due January 17, 2024(9)(11)(12)(19)		10,416,666	7,191,952	5,572,916
Telos CLO 2013-4, Ltd.	structured finance
CLO subordinated notes, estimated yield 31.09% due July 17, 2024(9)(11)(12)(19)		11,350,000	7,010,740	6,881,917
Telos CLO 2014-5, Ltd.	structured finance
CLO subordinated notes, estimated yield 23.21% due April 17, 2025(9)(11)(12)(19)		10,500,000	7,454,218	6,286,825
Windriver 2012-1 CLO, Ltd.	structured finance
CLO subordinated notes, estimated yield 31.72% due January 15, 2026(9)(11)(12)(19)		7,500,000	4,929,958	5,257,464
York CLO-1, Ltd.	structured finance
CLO subordinated notes, estimated yield 16.27% due January 22, 2027(9)(11)(12)(19)		22,850,000	16,741,765	18,051,500
CLO equity side letter related investments(11)(12)(13)	structured finance		—	1,588,172
Total Collateralized Loan Obligation – Equity Investments			$228,591,191	$200,824,105	52.0%
Common Stock
Electric Lightwave Holdings, Inc. (f/k/a “Integra Telecom Holdings, Inc.”)	telecommunication services
common stock(7)(14)		775,846	$1,712,398	$4,150,776
Unitek Global Services	IT consulting
common equity(7)(10)		815,266	535,000	864,182
Total Common Stock			$2,247,398	$5,014,958	1.3%
Preferred Equity
Unitek Global Services, Inc.	IT consulting
Series A Preferred Equity(7)(10)		5,706,866	$3,677,000	$7,418,926
Total Preferred Equity			$3,677,000	$7,418,926	1.9%
Other Investments
Algorithmic Implementations, Inc. (d/b/a “Ai Squared”)	software
Earnout payments(7)(20)			$500,000	$273,290
Total Other Investments			$500,000	$273,290	0.1%
Total Investments(8)			$624,039,841	$589,923,076	152.8%
Cash and Cash Equivalents
First American Government Obligations Fund(21)			$8,261,698	$8,261,698
Total Cash and Cash Equivalents			$8,261,698	$8,261,698	2.2%
Total Investments, Cash and Cash Equivalents			$632,301,539	$598,184,774	155.0%

 (continued on next page)

See Accompanying Notes.

TICC CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2016

____________

(1)   Other than Unitek Global Services, Inc., of which we are deemed to be an “affiliate,” we do not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the Investment Company Act of 1940 (the “1940 Act”). In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its voting securities.

(2)   Fair value is determined in good faith by the Board of Directors of the Company.

(3)   Portfolio includes $6,637,496 of principal amount of debt investments which contain a PIK provision at December 31, 2016.

(4)   Notes bear interest at variable rates.

(5)   Cost value reflects accretion of original issue discount or market discount.

(6)   Cost value reflects repayment of principal.

(7)   Non-income producing at the relevant period end.

(8)   Aggregate gross unrealized appreciation for federal income tax purposes is $16,034,914; aggregate gross unrealized depreciation for federal income tax purposes is $93,938,149. Net unrealized depreciation is $77,903,235 based upon a tax cost basis of $667,826,311.

(9)   Cost value reflects accretion of effective yield less any cash distributions received or entitled to be received from CLO equity investments.

(10) All or a portion of this investment represents TICC CLO 2012-1 LLC collateral.

(11) Indicates assets that the Company believes do not represent “qualifying assets” under Section 55(a) of the 1940 Act Qualifying assets must represent at least 70% of the Company’s total assets at the time of acquisition of any additional non-qualifying assets. As of December 31, 2016, the Company held qualifying assets that represented 65.9% of its total assets.

(12) Investment not domiciled in the United States.

(13) Fair value represents discounted cash flows associated with fees earned from CLO equity investments

(14) Aggregate investments represent greater than 5% of net assets.

(15) The principal balance outstanding for this debt investment, in whole or in part, is indexed to 90-day LIBOR.

(16) The principal balance outstanding for this debt investment, in whole or in part, is indexed to 1-year LIBOR.

(17) The principal balance outstanding for this debt investment, in whole or in part, is indexed to 30-day LIBOR.

(18) The principal balance outstanding for this debt investment, in whole or in part, is indexed to 180-day LIBOR.

(19) The CLO subordinated notes and income notes are considered equity positions in the CLO funds. Equity investments are entitled to recurring distributions which are generally equal to the remaining cash flow of the payments made by the underlying fund’s securities less contractual payments to debt holders and fund expenses. The estimated yield indicated is based upon a current projection of the amount and timing of these recurring distributions and the estimated amount of repayment of principal upon expected redemption. Such projections are periodically reviewed and adjusted, and the estimated yield may not ultimately be realized.

(20) Represents the earnout payments related to the sale of Algorithmic Implementations, Inc. (d/b/a “Ai Squared”).

(21) Represents cash equivalents held in a money market account as of December 31, 2016.

See Accompanying Notes.

TICC CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS
DECEMBER 31, 2015

COMPANY/INVESTMENT(1)	INDUSTRY	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Senior Secured Notes
ABB/Con Cise Optical Group	retail
tranche B term loan, LIBOR + 3.50% (1.00% floor) due February 06, 2019(4)(5)(6)(10)(15)		$6,483,333	$6,463,742	$6,434,708
Algorithmic Implementations, Inc. (d/b/a “Ai Squared”)	software
senior secured notes, LIBOR + 6.00% (9.84% all-in floor) due September 11, 2016(4)(5)(6)(16)		13,750,000	13,750,000	11,000,000
Albertson’s LLC	grocery
first lien senior secured notes, LIBOR + 4.50% (1.00% floor) due August 25, 2021(4)(5)(6)(10)(17)		6,947,500	6,949,641	6,880,665
AmeriLife Group	diversified insurance
first lien senior secured notes, LIBOR + 4.75% (1.00% floor) due July 10, 2022(4)(5)(6)(10)(16)		15,779,189	15,627,336	15,384,709
Amneal Pharmaceuticals LLC	pharmaceuticals
first lien senior secured notes, LIBOR + 3.50% (1.00% floor) due November 01, 2019(4)(5)(6)(10)(17)		2,477,301	2,475,061	2,440,141
Aricent Technologies, Inc.	telecommunication services
first lien senior secured notes, LIBOR + 4.50% (1.00% floor) due April 14, 2021(4)(5)(6)(10)(14)(17)		8,865,109	8,810,547	8,274,072
second lien senior secured notes, LIBOR + 8.50% (1.00% floor) due April 14, 2022(4)(5)(10)(14)(17)		14,000,000	14,002,839	13,142,500
Birch Communications, Inc.	telecommunication services
first lien senior secured notes, LIBOR + 6.75% (1.00% floor) due July 18, 2020(4)(5)(6)(10)(15)		18,491,422	18,233,747	17,659,308
BMC Software Finance, Inc.	business services
first lien senior secured notes, LIBOR + 4.00% (1.00% floor) due September 10, 2020(4)(5)(6)(15)		4,726,389	4,739,468	3,878,995
Capstone Logistics Acquisition, Inc.	logistics
first lien senior secured notes, LIBOR + 4.50% (1.00% floor) due October 7, 2021(4)(5)(6)(10)(17)		10,877,387	10,848,984	10,306,324
ConvergeOne Holdings Corp.	business services
first lien senior secured notes, LIBOR + 5.00% (1.00% floor) due June 17, 2020(4)(5)(6)(10)(15)		12,757,545	12,740,092	12,534,288
second lien senior secured notes, LIBOR + 8.00% (1.00% floor) due June 17, 2021(4)(5)(10)(15)		3,000,000	2,974,729	2,910,000
CRCI Holdings, Inc. (aka “CLEAResult)	utilities
first lien senior secured notes, LIBOR + 4.00% (1.00% floor) due July 10, 2019(4)(5)(6)(10)(17)		9,797,500	9,771,934	9,632,608
incremental first lien senior secured notes, LIBOR + 4.25% (1.00% floor) due July 10, 2019(4)(5)(6)(10)(17)		6,467,379	6,452,104	6,409,431
Crowne Group, LLC	auto parts manufacturer
first lien senior secured notes, LIBOR + 5.00% (1.00% floor) due September 30, 2020(4)(6)(10)(15)		5,668,844	5,668,844	5,512,951
CT Technologies Intermediate Holdings, Inc. (aka “Healthport”)	healthcare
first lien senior secured notes, LIBOR + 4.25%, (1.00% floor) due December 01, 2021(4)(5)(6)(10)(17)		1,393,000	1,386,427	1,337,280
Edmentum, Inc. (f/k/a “Plato, Inc.”)	education
first lien senior secured notes, LIBOR + 4.50% (1.00% floor) Cash, 2.00% PIK due June 10, 2019(3)(4)(5)(6)(10)(15)		6,050,940	6,005,567	4,417,186

 (continued on next page)

See Accompanying Notes.

TICC CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015

COMPANY/INVESTMENT(1)	INDUSTRY	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Senior Secured Notes (continued)
First American Payment Systems	financial intermediaries
first lien senior secured notes, LIBOR + 4.50% (1.25% floor) due October 12, 2018(4)(5)(6)(10)(17)		$3,035,078	$3,042,192	$2,928,850
second lien senior secured notes, LIBOR + 9.50% (1.25% floor) due April 12, 2019(4)(5)(6)(10)(17)		13,982,241	13,808,670	13,702,596
First Data Corporation	financial intermediaries
first lien senior secured notes, (LIBOR + 4.00%) due March 24, 2021(4)(5)(10)(17)		9,050,721	9,041,018	9,005,467
Global Healthcare Exchange	healthcare
first lien senior secured notes, LIBOR + 4.50% (1.00% floor) due August 13, 2022(4)(5)(6)(10)(15)		8,977,500	8,934,012	8,893,381
GlobalLogic Holdings Inc.	business services
first lien senior secured notes, LIBOR + 5.25% (1.00% floor) due June 02, 2019(4)(5)(6)(10)(15)		12,162,723	12,138,381	11,919,469
Global Tel Link Corp	telecommunication services
first lien senior secured notes, LIBOR + 3.75% (1.25% floor) due May 23, 2020(4)(5)(6)(15)		6,014,684	5,991,126	4,270,426
second lien senior secured notes, LIBOR + 7.75% (1.25% floor) due November 23, 2020(4)(5)(10)(15)		13,000,000	12,883,729	8,840,000
Help/Systems Holdings, Inc.	software
senior secured notes, LIBOR + 5.25 (1.00% floor) due October 18, 2021(4)(5)(10)(15)		9,000,000	8,824,395	8,808,750
iEnergizer Limited	printing and publishing
first lien senior secured notes, LIBOR + 6.00% (1.25% floor) due May 01, 2019(4)(5)(6)(10)(11)(12)(17)		5,494,081	5,404,055	4,944,673
Immucor, Inc.	healthcare
senior secured term B notes, LIBOR + 3.75% (1.25% floor) due August 19, 2018(4)(5)(6)(15)		4,310,601	4,230,860	4,098,649
Integra Telecom Holdings, Inc	telecommunication services
first lien senior secured notes, LIBOR + 4.00% (1.25% floor) due August 14, 2020(4)(5)(6)(10)(14)(15)		5,233,254	5,210,214	5,043,549
second lien senior secured notes, LIBOR + 8.50%, (1.25% floor) due February 14, 2021(4)(5)(10)(14)(15)		10,806,404	10,869,353	10,455,196
Jackson Hewitt Tax Service, Inc.	consumer services
first lien senior secured notes, LIBOR + 7.00% (1.00% floor) due July 30, 2020(4)(5)(10)(15)		18,000,000	17,691,412	17,212,500
Merrill Communications, LLC	printing and publishing
first lien senior secured notes, LIBOR + 5.25% (1.00% floor) due June 01, 2022(4)(5)(6)(10)(14)(15)		23,856,471	23,579,384	23,021,495
NAB Holdings, LLC	financial intermediaries
first lien senior secured notes, LIBOR + 3.75% (1.00% floor) due May 21, 2021(4)(5)(6)(10)(15)		9,357,533	9,299,828	8,796,081
Novetta, LLC	aerospace and defense
first lien senior secured notes, LIBOR + 5.00% (1.00% floor) due October 16, 2022(4)(5)(10)(15)		5,700,000	5,644,609	5,529,000
Novitex Enterprise Solutions (f/k/a “Pitney Bowes Management Services, Inc.”)	printing and publishing
first lien senior secured notes, LIBOR + 6.25% (1.25% floor) due July 07, 2020(4)(5)(6)(10)(18)		15,562,400	15,479,228	14,473,032

 (continued on next page)

See Accompanying Notes.

TICC CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015

COMPANY/INVESTMENT(1)	INDUSTRY	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Senior Secured Notes (continued)
PGX Holdings	consumer services
first lien senior secured notes, LIBOR + 4.75% (1.00% floor) due September 29,2020(4)(5)(6)(10)(18)		$9,069,107	$9,029,368	$8,970,889
Petsmart, Inc.	retail
first lien senior secured notes, LIBOR + 3.25% (1.00% floor) due March 11, 2022(4)(5)(6)(10)(15)(17)(18)		1,990,000	1,980,652	1,934,778
RBS Holding Company	printing and publishing
second lien senior secured notes, PRIME + 7.00% + 2.00% default due March 23, 2016(4)(5)(6)(9)		22,759,516	15,506,624	13,519,153
Recorded Books, Inc. (f/k/a “Volume Holdings, Inc.”)	printing and publishing
senior secured notes, LIBOR + 4.50% (1.00% floor) due July 31, 2021(4)(5)(6)(10)(15)		8,977,500	8,934,353	8,932,613
Securus Technologies, Inc.	telecommunication services
first lien senior secured notes, LIBOR + 3.50% (1.25% floor) due April 30, 2020(4)(5)(6)(15)		5,884,764	5,845,133	4,192,894
second lien senior secured notes, LIBOR + 7.75% (1.25% floor) due April 30, 2021(4)(5)(10)(15)		6,400,000	6,375,766	3,443,200
Sesac Holdco II LLC	radio and television
first lien senior secured notes, LIBOR + 4.25% (1.00% floor) due February 08, 2019(4)(5)(6)(10)(18)		9,479,173	9,505,524	9,325,136
Serena Software Inc.	enterprise software
first lien senior secured notes, LIBOR + 6.50% (1.00% floor) due April 14, 2020(4)(5)(6)(10)(17)		18,691,246	18,389,414	17,476,315
SourceHov, LLC	business services
first lien senior secured notes, LIBOR + 6.75% (1.00% floor) due October 31, 2019(4)(5)(6)(10)(14)(17)		17,437,500	17,000,085	15,345,000
second lien senior secured notes, LIBOR + 10.50% (1.00% floor) due April 30, 2020(4)(5)(10)(14)(17)		15,000,000	14,489,146	12,900,000
Stratus Technologies, Inc.	computer hardware
first lien senior secured notes, LIBOR + 5.00% (1.00% floor) due April 28, 2021(4)(5)(6)(10)(17)		8,952,778	8,873,826	8,505,139
Teleguam Holdings LLC	telecommunication services
second lien senior secured notes, LIBOR + 7.50% (1.25% floor) due June 10, 2019(4)(5)(10)(17)		8,000,000	7,933,840	7,830,480
The TOPPS Company, Inc.	leisure goods
first lien senior secured notes, LIBOR + 6.00% (1.25% floor) due October 02, 2018(4)(5)(6)(10)(15)		9,800,000	9,735,799	9,555,000
Total Merchant Services, Inc.	financial intermediaries
first lien senior secured notes, LIBOR + 5.50% (1.00% floor) due December 5, 2020(4)(5)(6)(10)(18)		12,348,816	12,241,759	11,360,911
Travel Leaders Group, LLC	travel
first lien senior secured notes, LIBOR + 6.00% (1.00% floor) due December 07, 2020(4)(5)(6)(10)(15)		8,640,000	8,491,394	8,510,400
Unitek Global Services, Inc.	IT consulting
first lien senior secured tranche B term loan, LIBOR + 7.50%, (1.00% floor) due January 13, 2019(4)(5)(10)(15)		2,638,748	2,607,788	2,525,282

 (continued on next page)

See Accompanying Notes.

TICC CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015

COMPANY/INVESTMENT(1)	INDUSTRY	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Senior Secured Notes (continued)
U.S. Telepacific Corp.	telecommunication services
first lien senior secured notes, LIBOR + 5.00% (1.00% floor) due November 25, 2020(4)(5)(6)(10)(15)		$9,900,000	$9,814,855	$9,405,000
Vision Solutions	software
first lien senior secured notes, LIBOR + 4.50% (1.50% floor) due July 23, 2016(4)(5)(6)(10)(17)		3,102,045	3,085,519	2,977,963
second lien senior secured notes, LIBOR + 8.00% (1.50% floor) due July 23, 2017(4)(5)(10)(17)		10,000,000	9,973,548	9,400,000
Total Senior Secured Notes			$498,787,921	$466,208,433	129.2%
Subordinated Debt
Unitek Global Services, Inc.	IT consulting
Holdco PIK Debt Cash 0.00%, 15.00% PIK, due July 13, 2019(3)(5)(10)		$578,239	$572,564	$568,987
Total Subordinated Debt			$572,564	$568,987	0.1%
Collateralized Loan Obligation – Debt Investments
Telos CLO 2013-3, Ltd.	structured finance
CLO secured class F notes, LIBOR + 5.50% due January 17, 2024(4)(5)(11)(12)(15)		$3,000,000	$2,769,399	$2,144,700
Total Collateralized Loan Obligation – Debt Investments			$2,769,399	$2,144,700	0.6%
Collateralized Loan Obligation – Equity Investments
AMMC CLO XI, Ltd.	structured finance
CLO subordinated notes, estimated yield 10.76% due October 30, 2023(11)(12)(19)(20)		$6,000,000	$3,382,510	$2,880,000
AMMC CLO XII, Ltd.	structured finance
CLO subordinated notes, estimated yield 10.00% due May 10, 2025(11)(12)(19)(20)		12,921,429	8,441,952	6,460,715
Ares XXV CLO Ltd.	structured finance
CLO subordinated notes, estimated yield 4.12% due January 17, 2024(11)(12)(19)(20)		15,500,000	11,100,412	6,975,000
Ares XXVI CLO Ltd.	structured finance
CLO subordinated notes, estimated yield 8.13% due April 15, 2025(11)(12)(19)(20)		10,500,000	7,420,864	4,229,521
Ares XXIX CLO Ltd.	structured finance
CLO subordinated notes, estimated yield 11.74% due April 17, 2026(11)(12)(19)(20)		12,750,000	10,064,412	5,284,986
Benefit Street Partners CLO II, Ltd.	structured finance
CLO subordinated notes, estimated yield 14.05% due July 15, 2024(11)(12)(19)(20)		23,450,000	21,936,518	15,380,095
Carlyle Global Market Strategies CLO 2013-2, Ltd.	structured finance
CLO subordinated notes, estimated yield 16.17% due April 18, 2025(11)(12)(19)(20)		10,125,000	7,457,971	5,932,128
Carlyle Global Market Strategies CLO 2014-4, Ltd.	structured finance
CLO subordinated notes, estimated yield 15.74% due October 15, 2026(11)(12)(19)(20)		25,784,000	18,920,874	14,914,501
Catamaran CLO 2012-1 Ltd.	structured finance
CLO subordinated notes, estimated yield -2.02% due December 20, 2023(11)(12)(19)(20)		22,000,000	15,993,841	5,500,000

 (continued on next page)

See Accompanying Notes.

TICC CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015

COMPANY/INVESTMENT(1)	INDUSTRY	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation – Equity Investments (continued)
Catamaran CLO 2013-1 Ltd.	structured finance
CLO subordinated notes, estimated yield 8.67% due January 27, 2025(11)(12)(19)(20)		$10,000,000	$8,131,251	$4,900,000
Cedar Funding II CLO, Ltd.	structured finance
CLO subordinated notes, estimated yield 7.52% due March 09, 2025(11)(12)(19)(20)		18,750,000	14,411,358	10,125,000
CIFC Funding 2012-1, Ltd.	structured finance
CLO subordinated notes, estimated yield 11.52% due August 14, 2024(11)(12)(19)(20)		12,750,000	7,979,886	5,610,000
Halcyon Loan Advisors Funding 2012-2 Ltd.	structured finance
CLO subordinated notes, estimated yield 17.16% due December 20, 2024(11)(12)(19)(20)		7,500,000	5,655,891	3,450,000
Halcyon Loan Advisors Funding 2014-2 Ltd.	structured finance
CLO subordinated notes, estimated yield 17.24% due April 28, 2025(11)(12)(19)(20)		8,000,000	6,321,725	3,680,000
Hull Street CLO Ltd.	structured finance
CLO subordinated notes, estimated yield 18.14% due October 18, 2026(11)(12)(19)(20)		5,000,000	4,005,297	2,350,000
Ivy Hill Middle Market Credit Fund VII, Ltd.	structured finance
CLO subordinated notes, estimated yield 13.97% due October 20, 2025(11)(12)(19)(20)		14,000,000	12,252,688	10,181,692
Jamestown CLO V Ltd.	structured finance
CLO subordinated notes, estimated yield 14.26% due January 17, 2027(11)(12)(19)(20)		8,000,000	6,036,015	2,400,000
Marea CLO, Ltd.	structured finance
CLO subordinated notes, estimated yield 7.36% due October 15, 2023(11)(12)(19)(20)		14,217,000	11,272,486	4,816,787
MidOcean Credit CLO IV	structured finance
CLO income notes, estimated yield 16.99% due April 15, 2027(11)(12)(19)(20)		9,500,000	7,815,322	6,840,000
Mountain Hawk III CLO, Ltd.	structured finance
CLO income notes, estimated yield 10.52% due April 18, 2025(11)(12)(19)(20)		15,000,000	11,988,764	4,530,618
CLO M notes due April 18, 2025(11)(12)(13)		2,389,676	—	504,255
Newmark Capital Funding 2013-1 CLO Ltd.	structured finance
CLO income notes, estimated yield 12.49% due June 02, 2025(11)(12)(19)(20)		20,000,000	13,911,244	8,000,000
Och Ziff CLO XII, Ltd.	structured finance
CLO subordinated notes, estimated yield 15.80% due April 30, 2027(11)(12)(19)(20)		13,850,000	12,246,358	9,972,000
Shackleton 2013-III CLO, Ltd.	structured finance
CLO subordinated notes, estimated yield 8.16% due April 15, 2025(11)(12)(19)(20)		9,407,500	7,761,749	3,573,606
Shackleton 2013-IV CLO, Ltd.	structured finance
CLO subordinated notes, estimated yield 11.28% due January 13, 2025(11)(12)(19)(20)		21,500,000	17,651,157	8,269,561
 (continued on next page)

See Accompanying Notes.

TICC CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015

COMPANY/INVESTMENT(1)	INDUSTRY	PRINCIPAL AMOUNT/ SHARES	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation – Equity Investments (continued)
Telos CLO 2013-3, Ltd.	structured finance
CLO subordinated notes, estimated yield 11.15% due January 17, 2024(11)(12)(19)(20)		$10,416,666	$8,175,245	$5,416,666
Telos CLO 2013-4, Ltd.	structured finance
CLO subordinated notes, estimated yield 20.90% due July 17, 2024(11)(12)(19)(20)		9,000,000	6,379,775	4,600,445
Telos CLO 2014-5, Ltd.	structured finance
CLO subordinated notes, estimated yield 14.49% due April 17, 2015(11)(12)(19)(20)		10,500,000	8,167,168	4,867,807
Windriver 2012-1 CLO, Ltd.	structured finance
CLO subordinated notes, estimated yield 15.63% due January 15, 2024(11)(12)(19)(20)		7,500,000	5,500,942	4,277,998
CLO equity side letter related investments(11)(12)(13)	structured finance
			—	3,037,228
Total Collateralized Loan Obligation – Equity Investments			$280,383,675	$178,960,609	49.6%
Common Stock
Algorithmic Implementations, Inc. (d/b/a “Ai Squared”)	software
common stock(7)		100	$3,000,000	$—
Integra Telecom Holdings, Inc.	telecommunication services
common stock(7)(14)		775,846	1,712,397	5,101,822
Unitek Global Services	IT consulting
common equity(7)(10)		815,266	535,000	—
Total Common Stock			$5,247,397	$5,101,822	1.4%
Preferred Equity
Unitek Global Services, Inc.	IT consulting
Series A Preferred Equity(7)(10)		5,706,866	$3,677,000	$3,731,000
Total Preferred Equity			$3,677,000	$3,731,000	1.0%
Total Investments(8)			$791,437,956	$656,715,551	181.9%
Cash and Cash Equivalents
US Bank Money Market Account-3N-CT(21)			$11,542,236	$11,542,236
Other cash accounts			11,639,441	11,639,441
Total Cash and Cash Equivalents			$23,181,677	$23,181,677	6.5%
Total Investments, Cash and Cash Equivalents			$814,619,633	$679,897,228	188.4%

 (continued on next page)

See Accompanying Notes.

TICC CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015

____________

(1)   Other than Algorithmic Implementation, Inc. (d/b/a Ai Squared), which we are deemed to “control” and Unitek Global Services, Inc., of which we are deemed to be an “affiliate.” We do not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the Investment Company Act of 1940 (the “1940 Act”). In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its voting securities.

(2)   Fair value is determined in good faith by the Board of Directors of the Company.

(3)   Portfolio includes $6,629,179 of principal amount of debt investments which contain a PIK provision at December 31, 2015.

(4)   Notes bear interest at variable rates.

(5)   Cost value reflects accretion of original issue discount or market discount.

(6)   Cost value reflects repayment of principal.

(7)   Non-income producing at the relevant period end.

(8)   Aggregate gross unrealized appreciation for federal income tax purposes is $7,519,993; aggregate gross unrealized depreciation for federal income tax purposes is $180,924,345. Net unrealized depreciation is $173,404,352 based upon a tax cost basis of $830,119,903.

(9)   This investment is on non-accrual.

(10) All or a portion of this investment represents TICC CLO 2012-1 LLC collateral.

(11) Indicates assets that the Company believes do not represent “qualifying assets” under Section 55(a) of the Investment Company Act of 1940, as amended. Qualifying assets must represent at least 70% of the Company’s total assets at the time of acquisition of any additional non-qualifying assets.

(12) Investment not domiciled in the United States.

(13) Fair value represents discounted cash flows associated with fees earned from CLO equity investments

(14) Aggregate investments represent greater than 5% of net assets.

(15) The principal balance outstanding for this debt investment, in whole or in part, is indexed to 90-day LIBOR.

(16) The principal balance outstanding for this debt investment, in whole or in part, is indexed to 1 year LIBOR.

(17) The principal balance outstanding for this debt investment, in whole or in part, is indexed to 30-day LIBOR.

(18) The principal balance outstanding for this debt investment, in whole or in part, is indexed to 180-day LIBOR.

(19) The CLO subordinated notes and income notes are considered equity positions in the CLO funds. Equity investments are entitled to recurring distributions which are generally equal to the remaining cash flow of the payments made by the underlying fund’s securities less contractual payments to debt holders and fund expenses. The estimated yield indicated is based upon a current projection of the amount and timing of these recurring distributions and the estimated amount of repayment of principal upon termination. Such projections are periodically reviewed and adjusted, and the estimated yield may not ultimately be realized.

(20) Cost value reflects accretion of effective yield less any cash distributions received or entitled to be received from CLO equity investments.

(21) Represents cash equivalents held in a money market account as of December 31, 2015.

See Accompanying Notes.

TICC CAPITAL CORP.

CONSOLIDATED STATEMENT OF OPERATIONS

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
INVESTMENT INCOME
From non-affiliated/non-control investments:
Interest income – debt investments	$33,649,267	$48,556,075	$50,855,738
Income from securitization vehicles and investments	32,503,279	34,901,766	59,516,739
Commitment, amendment fee income and other income	2,228,877	2,332,680	5,451,167
Total investment income from non-affiliated/non-control investments	68,381,423	85,790,521	115,823,644
From affiliated investments:
Interest income – debt investments	331,404	300,544	116,738
Total investment income from affiliated investments	331,404	300,544	116,738
From control investments:
Interest income – debt investments	567,219	1,371,874	1,384,358
Total investment income from control investments	567,219	1,371,874	1,384,358
Total investment income	69,280,046	87,462,939	117,324,740
EXPENSES
Compensation expense	837,343	1,158,622	1,860,683
Investment advisory fees	11,292,395	19,770,170	21,150,190
Professional fees	6,393,812	5,690,799	2,149,699
Interest expense	19,962,078	20,936,057	22,907,942
Insurance	159,573	68,679	68,638
Director’s Fees	642,000	514,501	316,500
Transfer agent and custodian fees	316,577	332,796	284,212
General and administrative	2,861,803	1,340,326	1,398,064
Total expenses before incentive fees	42,465,581	49,811,950	50,135,928
Net investment income incentive fees	2,795,399	(929,933)	5,603,821
Capital gains incentive fees	—	—	(3,872,853)
Total incentive fees	2,795,399	(929,933)	1,730,968
Total expenses	45,260,980	48,882,017	51,866,896
Net investment income	24,019,066	38,580,922	65,457,844
Net change in unrealized appreciation/depreciation on investments
Non-Affiliate/non-control investments	90,159,779	(101,525,472)	(49,550,856)
Affiliated investments	4,695,861	7,057,989	1,227,261
Control investments	5,750,000	(3,910,000)	(990,000)
Total net change in unrealized appreciation/depreciation on investments	100,605,640	(98,377,483)	(49,313,595)

 (continued on next page)

See Accompanying Notes.

TICC CAPITAL CORP.

CONSOLIDATED STATEMENT OF OPERATIONS – (continued)

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net realized (losses) gains on investments
Non-Affiliated/non-control investments	$(11,262,943)	$425,240	$(14,788,183)
Affiliated investments	—	(6,762,328)	(4,704,466)
Control investments	(3,000,000)	—	—
Total net realized (losses) on investments	(14,262,943)	(6,337,088)	(19,492,649)
Net increase/(decrease) in net assets resulting from operations	$110,361,763	$(66,133,649)	$(3,348,400)
Net increase in net assets resulting from net investment income per common share:
Basic	$0.46	$0.65	$1.11
Diluted	$0.46	$0.65	$1.06
Net increase/(decrease) in net assets resulting from operations per common share:
Basic	$2.13	$(1.11)	$(0.06)
Diluted	$1.92	$(1.11)	$(0.06)
Weighted average shares of common stock outstanding:
Basic	51,858,313	59,752,896	58,822,732
Diluted	61,773,392	69,786,048	68,855,884
Distributions per share	$1.16	$1.14	$1.16

See Accompanying Notes.

TICC CAPITAL CORP.

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase/(decrease) in net assets from operations:
Net investment income	$24,019,066	$38,580,922	$65,457,844
Net realized losses on investments	(14,262,943)	(6,337,088)	(19,492,649)
Net change in unrealized appreciation/depreciation on investments	100,605,640	(98,377,483)	(49,313,595)
Net increase/(decrease) in net assets resulting from operations	110,361,763	(66,133,649)	(3,348,400)
Distributions to shareholders
Distributions from net investment income	(54,740,084)	(67,646,991)	(60,189,322)
Tax return of capital distributions	(4,976,030)	—	(9,697,552)
Total distributions to shareholders	(59,716,114)	(67,646,991)	(69,886,874)
Capital share transactions:
Issuance of common stock (net of offering costs of $0, $0 and $2,033,950, respectively)	—	—	66,411,050
Repurchase of common stock	(25,587,862)	(26,097,710)	(1,172,574)
Reinvestment of distributions	—	—	2,567,433
Net (decrease) increase in net assets from capital share transactions	(25,587,862)	(26,097,710)	67,805,909
Total increase/(decrease) in net assets	25,057,787	(159,878,350)	(5,429,365)
Net assets at beginning of period	360,934,711	520,813,061	526,242,426
Net assets at end of period (including over distributed net investment income of $43,623,117 and $30,180,979 and $7,586,816, respectively)	$385,992,498	$360,934,711	$520,813,061
Capital share activity:
Shares sold	—	—	6,750,000
Shares repurchased	(4,917,026)	(3,907,344)	(154,600)
Shares issued in connection with distribution reinvestment plan	—	—	307,624
Net (decrease) increase in capital share activity	(4,917,026)	(3,907,344)	6,903,024

See Accompanying Notes.

TICC CAPITAL CORP.

CONSOLIDATED STATEMENT OF CASH FLOWS

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$110,361,763	$(66,133,649)	$(3,348,400)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Accretion of discounts on investments	(1,158,404)	(3,865,663)	(2,748,786)
Accretion of discount on notes payable and deferred debt issuance costs	3,397,516	2,343,523	3,907,108
Increase in investments due to PIK	(216,674)	(572,408)	(1,245,247)
Payment of original discount on TICC CLO 2012-1 LLC	(1,373,149)	—	—
Purchases of investments	(159,955,516)	(238,846,186)	(548,236,541)
Repayments of principal and reductions to investment cost value	103,529,757	216,782,637	307,774,653
Proceeds from the sale of investments	184,608,355	188,402,747	127,437,411
Net realized losses on investments	14,262,943	6,337,088	19,492,649
Reductions to CLO equity cost value	34,165,951	41,636,795	—
Net change in unrealized appreciation/depreciation on investments	(100,605,640)	98,377,483	49,313,595
Decrease (increase) in interest and distributions receivable	2,586,325	(826,708)	(308,317)
Increase in other assets	(808,974)	(30,799)	(202,123)
Decrease in accrued interest payable	(408,755)	(456,698)	(329)
Decrease in investment advisory fee and net investment income incentive fee payable	(522,520)	(1,987,585)	(960,994)
Decrease in accrued capital gains incentive fee	—	—	(3,872,853)
(Decrease) increase in accrued expenses	(2,189,544)	2,649,460	(8,769)
Net cash provided by (used in) operating activities	185,673,434	243,810,037	(53,006,943)
CASH FLOWS FROM INVESTING ACTIVITIES
Change in restricted cash	14,513,596	2,611,018	11,851,998
Net cash provided by investing activities	14,513,596	2,611,018	11,851,998

 (continued on next page)

See Accompanying Notes.

TICC CAPITAL CORP.

CONSOLIDATED STATEMENT OF CASH FLOWS – (continued)

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from the credit facility	$—	$—	$150,000,000
Deferred debt issuance costs	—	—	(1,020,069)
Proceeds from the issuance of common stock	—	—	68,445,000
Offering expenses from the issuance of common stock	—	—	(2,033,950)
Extinguishment of notes payable – TICC CLO LLC	—	—	(100,171,772)
Extinguishment of the credit facility	—	(150,000,000)	—
Distributions paid (net of stock issued under distribution reinvestment plan of $0, $0 and $2,567,433, respectively)	(59,716,114)	(67,646,991)	(67,319,441)
Repayment of original proceeds of notes payable – TICC CLO 2012-1 LLC	(109,345,033)	—	—
Repayment of original proceeds of notes payable – 2017 Convertible Notes	(20,458,000)	—	—
Repurchase of common stock	(25,587,862)	(26,097,710)	(1,172,574)
Net cash (used in) provided by financing activities	(215,107,009)	(243,744,701)	46,727,194
Net (decrease) increase in cash and cash equivalents	(14,919,979)	2,676,354	5,572,249
Cash and cash equivalents, beginning of period	23,181,677	20,505,323	14,933,074
Cash and cash equivalents, end of period	$8,261,698	$23,181,677	$20,505,323
NON-CASH FINANCING ACTIVITIES
Value of shares issued in connection with distribution reinvestment plan	$—	$—	$2,567,433
SUPPLEMENTAL DISCLOSURES
Cash paid for interest	$16,257,290	$19,049,232	$17,922,935
NON-CASH ACTIVITIES
Securities sold not settled	$7,406	$7,845,706	$—
Securities purchased not settled	$—	$—	$11,343,179
Non-cash investment restructuring	$11,613,301	$7,323,770	$4,152,542

See Accompanying Notes.

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2016

NOTE 1. ORGANIZATION

TICC Capital Corp. (“TICC” or the “Company”) was incorporated under the General Corporation Laws of the State of Maryland on July 21, 2003 and is a non-diversified, closed-end investment company. TICC has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, TICC has elected to be treated for tax purposes as a regulated investment company (“RIC”), under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Company’s investment objective is to maximize its total return, by investing primarily in corporate debt securities.

TICC’s investment activities are managed by TICC Management. TICC Management is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). TICC Management is owned by BDC Partners, LLC (“BDC Partners”), its managing member, and Charles M. Royce, a member of our Board of Directors who holds a minority, non-controlling interest in TICC Management. Under the investment advisory agreement, TICC has agreed to pay TICC Management an annual base management fee based on its gross assets as well as an incentive fee based on its performance.

The Company’s consolidated operations include the activities of its wholly-owned subsidiaries, TICC Capital Corp. 2011-1 Holdings, LLC (“Holdings”), TICC CLO LLC (“2011 Securitization Issuer” or “TICC CLO”), TICC CLO 2012-1 LLC (“2012 Securitization Issuer” or “TICC CLO 2012-1”) and TICC Funding, LLC (“TICC Funding”) for the periods in which they were held. These subsidiaries were formed for the purpose of enabling the Company to obtain debt financing and are operated solely for the investment activities of the Company, and the Company has substantial equity at risk. TICC Funding was formed on September 17, 2014, for the purpose of entering into a credit and security agreement with Citibank, N.A. (the “Facility”), to replace the financing previously obtained through TICC CLO. TICC CLO effectively ceased operations on October 27, 2014, and the notes payable by TICC CLO were repaid with borrowings under the debt facility of TICC Funding. During the fourth quarter of 2015, the Company liquidated portions of the TICC Funding portfolio and, as of December 31, 2015, the Facility had been fully repaid. During the quarter ended September 30, 2016, the Company, as collateral manager of TICC Funding, dissolved TICC Funding pursuant to Delaware law by filing a certificate of cancellation with the Secretary of State in Delaware. See “Note 10. Borrowings” for additional information on the Company’s subsidiaries and their borrowings.

NOTE 2. CHANGE OF ACCOUNTING FOR COLLATERALIZED LOAN OBLIGATION EQUITY
INVESTMENT INCOME

During the first quarter of 2015, the Company identified a non-material error in its accounting for income from Collateralized Loan Obligation (“CLO”) equity investments. The Company had recorded income from its CLO equity investments using the dividend recognition model as described in ASC 946-320; specifically, dividends were recognized on the applicable record date, subject to estimation and collectability, with a reduction to cost basis in those instances where the Company believed that a return of capital had occurred. The Company has determined that the appropriate method for recording investment income on CLO equity investments is the effective yield method as described in ASC 325-40, Beneficial Interests in Securitized Financial Assets. This method requires the calculation of an effective yield to expected redemption based upon an estimation of the amount and timing of future cash flows, including recurring cash flows as well as future principal repayments; the difference between the actual cash received (and record date distributions to be received) and the effective yield income calculation is an adjustment to cost. The effective yield is reviewed quarterly and adjusted as appropriate.

The difference between the two methods resulted in an income reclassification error which would generally have resulted in a decrease in total investment income with a corresponding and offsetting increase to net change in unrealized appreciation/depreciation on investments and net realized gains/losses on investments. The Company quantified this error and assessed it in accordance with the guidance provided in SEC Staff Accounting Bulletin (“SAB”) 108, Considering the Effects of Prior Year Misstatements When Quantifying Misstatements in Current Year Financial Statements. Based on this assessment, the

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2016

NOTE 2. CHANGE OF ACCOUNTING FOR COLLATERALIZED LOAN OBLIGATION EQUITY INVESTMENT INCOME (continued)

Company concluded that the error in income classification did not have a material impact on the Company’s previously filed consolidated financial statements.

As a result of this misclassification of income, net investment income incentive fees were overstated by approximately $2.4 million on a cumulative basis through 2014 and, as a result, total net assets as of December 31, 2014 were understated by the same amount, approximately $0.04 per share. The Company also considered this indirect impact of the error in classification and concluded that the error was not material to the Company’s previously filed consolidated financial statements. The error was corrected by an out-of-period adjustment in the first quarter of 2015, reducing net investment income incentive fees by approximately $2.4 million and recognizing a corresponding “due from affiliate” of $2.4 million. TICC Management repaid in full to TICC, on April 30, 2015, the portion of its previously paid net investment income incentive fees attributable to the overstated amounts.

Prospectively as of January 1, 2015, the Company records income from its CLO equity investments using the effective yield method in accordance with the accounting guidance in ASC 325-40 based upon an effective yield to the expected redemption utilizing estimated cash flows.

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries, Holdings, TICC CLO, TICC CLO 2012-1 and TICC Funding, for the periods during which they were held. All inter-company accounts and transaction have been eliminated in consolidation.

During quarter ended September 30, 2015, the Company recorded an out of period adjustment related to a miscalculation of discount accretion which increased interest income and increased investment cost, by approximately $1.4 million. For the year ended December 31, 2015, approximately $1.1 million of the $1.4 million adjustment related to prior years. The increase in the investment cost has a corresponding effect on the investment’s unrealized depreciation of the same amount. Management concluded the adjustment was not material to previously filed financial statements.

Certain prior period balances have been reclassified to conform with current period presentation. Additionally, for the year ended December 31, 2016, the Company had adopted ASU 2015-03, Interest — Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs which did result in the reclassification of debt issuance costs. Refer to Note 15 of the consolidated financial statements: “Recent Accounting Pronouncements.”

The Company follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services — Investment Companies.

USE OF ESTIMATES

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America that require management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results may differ from those estimates.

In the normal course of business, the Company may enter into contracts that contain a variety of representations and provide indemnifications. The Company’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Company that have not yet occurred. However, based upon experience, the Company expects the risk of loss to be remote.

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2016

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

CONSOLIDATION

As provided under Regulation S-X and ASC Topic 946-810, Consolidation, the Company will generally not consolidate its investment in a company other than a wholly-owned investment company or a controlled operating company whose business consists of providing services to the Company. TICC CLO, TICC CLO 2012-1 and TICC Funding would be considered investment companies but for the exceptions under Sections 3(c)(1) and 3(c)(7) under the 1940 Act, and were established solely for the purpose of allowing the Company to borrow funds for the purpose of making investments. The Company owns all of the equity in these entities and controls the decision making power that drives their economic performance. Accordingly, the Company consolidates the results of its wholly-owned subsidiaries in its financial statements, and follows the accounting and reporting guidance in ASC 946-810.

In February 2015, the FASB issued Accounting Standards Update (“ASU”) 2015-2, Consolidation (Topic 810): Amendments to the Consolidation Analysis. The new guidance applies to entities in all industries and provides a new scope exception to registered money market funds and similar unregistered money market funds. It makes targeted amendments to the current consolidation guidance and sends deferral granted to investment companies from applying VIE guidance. ASU 2015-02 is effective for annual and interim periods in fiscal years beginning after December 15, 2015. The adoption of ASU 2015-02 did not have a material effect on the Company’s consolidated results of operation and financial condition.

CASH, CASH EQUIVALENTS AND RESTRICTED CASH

Cash and cash equivalents consist of demand deposits and highly liquid investments with original maturities of three months or less. The Company places its cash and cash equivalents with financial institutions and, at times, cash held in bank accounts may exceed the Federal Deposit Insurance Corporation (“FDIC”) insured limit. Cash and cash equivalents are classified as Level 1 assets and are included on the Company’s Consolidated Schedule of Investments. Cash and cash equivalents are carried at cost or amortized cost which approximates fair value.

As of December 31, 2016, restricted cash represents the cash held by the trustee of the 2012 Securitization Issuer. As of December 31, 2015, restricted cash represents the cash held by the trustee of both the 2012 Securitization Issuer and TICC Funding. These amounts are held by the trustee for payment of interest expense and operating expenses of the entity, principal repayments on borrowings, or new investments, based upon the terms of the respective indenture, and is not available for general corporate purposes.

INVESTMENT VALUATION

The Company fair values its investment portfolio in accordance with the provisions of ASC 820, Fair Value Measurement and Disclosure. Estimates made in the preparation of TICC’s consolidated financial statements include the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. TICC believes that there is no single definitive method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments TICC makes.

ASC 820-10 clarified the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC 820-10 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820-10 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities in markets that are not active; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions. TICC considers the attributes of current market conditions on an on-going basis and has determined that due to the general illiquidity of the market for its investment

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2016

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

portfolio, whereby little or no market data exists, almost all of TICC’s investments are based upon “Level 3” inputs as of December 31, 2016.

TICC’s Board of Directors determines the value of its investment portfolio each quarter. In connection with that determination, members of TICC Management’s portfolio management team prepare a quarterly analysis of each portfolio investment using the most recent portfolio company financial statements, forecasts and other relevant financial and operational information. Since March 2004, TICC has engaged third-party valuation firms to provide assistance in valuing certain of its syndicated loans and bilateral investments, including related equity investments, although TICC’s Board of Directors ultimately determines the appropriate valuation of each such investment. Changes in fair value, as described above, are recorded in the statement of operations as net change in unrealized appreciation or depreciation.

Syndicated Loans

In accordance with ASC 820-10, TICC’s valuation procedures specifically provide for the review of indicative quotes supplied by the large agent banks that make a market for each security. However, the marketplace from which TICC obtains indicative bid quotes for purposes of determining the fair value of its syndicated loan investments has shown attributes of illiquidity as described by ASC-820-10. During such periods of illiquidity, when TICC believes that the non-binding indicative bids received from agent banks for certain syndicated investments that we own may not be determinative of their fair value or when no market indicative quote is available, TICC may engage third-party valuation firms to provide assistance in valuing certain syndicated investments that TICC owns. In addition, TICC Management prepares an analysis of each syndicated loan, including a financial summary, covenant compliance review, recent trading activity in the security, if known, and other business developments related to the portfolio company. All available information, including non-binding indicative bids which may not be determinative of fair value, is presented to the Valuation Committee to consider in its determination of fair value. In some instances, there may be limited trading activity in a security even though the market for the security is considered not active. In such cases the Valuation Committee will consider the number of trades, the size and timing of each trade, and other circumstances around such trades, to the extent such information is available, in its determination of fair value. The Valuation Committee will evaluate the impact of such additional information, and factor it into its consideration of the fair value that is indicated by the analysis provided by third-party valuation firms, if any.

Collateralized Loan Obligations — Debt and Equity

TICC has acquired a number of debt and equity positions in CLO investment vehicles and CLO warehouse investments. These investments are special purpose financing vehicles. In valuing such investments, TICC considers the indicative prices provided by a recognized industry pricing service as a primary source, and the implied yield of such prices, supplemented by actual trades executed in the market at or around period-end, as well as the indicative prices provided by the broker who arranges transactions in such investment vehicles. TICC also considers those instances in which the record date for an equity distribution payment falls on the last day of the period, and the likelihood that a prospective purchaser would require a downward adjustment to the indicative price representing substantially all of the pending distribution. Additional factors include any available information on other relevant transactions including firm bids and offers in the market and information resulting from bids-wanted-in-competition. In addition, TICC considers the operating metrics of the specific investment vehicle, including compliance with collateralization tests, defaulted and restructured securities, and payment defaults, if any. TICC Management or the Valuation Committee may request an additional analysis by a third-party firm to assist in the valuation process of CLO investment vehicles. All information is presented to TICC’s Board of Directors for its determination of fair value of these investments.

Bilateral Investments (Including Equity)

Bilateral investments for which market quotations are readily available are valued by an independent pricing agent or market maker. If such market quotations are not readily available, under the valuation procedures approved by TICC’s Board

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2016

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

of Directors, upon the recommendation of the Valuation Committee, a third-party valuation firm will prepare valuations for each of TICC’s bilateral investments that, when combined with all other investments in the same portfolio company, (i) have a value as of the previous quarter of greater than or equal to 2.5% of its total assets as of the previous quarter, and (ii) have a value as of the current quarter of greater than or equal to 2.5% of its total assets as of the previous quarter, after taking into account any repayment of principal during the current quarter. In addition, in those instances where a third-party valuation is prepared for a portfolio investment which meets the parameters noted in (i) and (ii) above, the frequency of those third-party valuations is based upon the grade assigned to each such security under its credit grading system as follows: Grade 1, at least annually; Grade 2, at least semi-annually; Grades 3, 4, and 5, at least quarterly. Bilateral investments which do not meet the parameters in (i) and (ii) above are not required to have a third-party valuation and, in those instances, a valuation analysis will be prepared by TICC Management. TICC Management also retains the authority to seek, on TICC’s behalf, additional third party valuations with respect to TICC’s bilateral portfolio securities, TICC’s syndicated loan investments, and CLO investment vehicles. TICC’s Board of Directors retains ultimate authority as to the third-party review cycle as well as the appropriate valuation of each investment.

INVESTMENT INCOME:

Interest Income

Interest income is recorded on an accrual basis using the contractual rate applicable to each debt investment and includes the accretion of discounts and amortization of premiums. Discounts from and premiums to par value on securities purchased are accreted/amortized into interest income over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any.

Generally, when interest and/or principal payments on a loan become past due, or if the Company otherwise does not expect the borrower to be able to service its debt and other obligations, the Company will place the loan on non-accrual status and will generally cease recognizing interest income on that loan for financial reporting purposes until all principal and interest have been brought current through payment or due to restructuring such that the interest income is deemed to be collectible. The Company generally restores non-accrual loans to accrual status when past due principal and interest is paid and, in the Company’s judgment, is likely to remain current. As of December 31, 2016, the Company had no investments that were on non-accrual status. As of December 31, 2015, the Company’s investment in Innovairre Holding Company’s (f/k/a “RBS Holding Company”) second lien senior secured notes was on non-accrual status; as of December 31, 2014, the Company’s investment in Unitek Global Services, Inc.’s senior secured notes was on non-accrual status.

In addition, the Company earns income from the discount on debt securities it purchases, including original issue discount (“OID”) and market discount. OID and market discounts are capitalized and amortized into income using the interest method, as applicable.

Income from Securitization Vehicles and Equity Investments

Income from investments in the equity class securities of CLO vehicles (typically income notes or subordinated notes) is recorded using the effective interest method in accordance with the provisions of ASC 325-40, based upon an effective yield to the expected redemption utilizing estimated cash flows, including those CLO equity investments that have not made their inaugural distribution for the relevant period end. The Company monitors the expected residual payments, and effective yield is determined and updated periodically, as needed. Accordingly, investment income recognized on CLO equity securities in the GAAP statement of operations differs from both the tax-basis investment income and from the cash distributions actually received by the Company during the period.

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2016

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Payment-In-Kind

TICC has investments in its portfolio which contain a contractual payment-in-kind (“PIK”) provision. Certain PIK investments offer issuers the option at each payment date of making payments in cash or additional securities. PIK interest computed at the contractual rate is accrued into income and added to the principal balance on the capitalization date. Upon capitalization, PIK is subject to the fair value estimates associated with their related investments. PIK investments on non-accrual status are restored to accrual status once it becomes probable that PIK will be realized. To maintain its status as a RIC, this income must be paid out to stockholders in the form of dividends, even though TICC has not collected any cash. Amounts necessary to pay these dividends may come from available cash or the liquidation of certain investments.

Other Income

Other income includes distributions from fee letters and success fees associated with portfolio investments. Distributions from fee letters are an enhancement to the return on a CLO equity investment and are based upon a percentage of the collateral manager’s fees, and are recorded as other income when earned. The Company may also earn success fees associated with its investments in certain securitization vehicles or “CLO warehouse facilities,” which are contingent upon a repayment of the warehouse by a permanent CLO securitization structure; such fees are earned and recognized when the repayment is completed.

Other income also includes prepayment, amendment, and other fees earned by the Company’s loan investments.

DEFERRED DEBT ISSUANCE COSTS

Deferred debt issuance costs consist of fees and expenses incurred in connection with the closing or amending of credit facilities and debt offerings, and are capitalized at the time of payment. These costs are amortized using the straight line method over the terms of the respective credit facilities and debt securities. This amortization expense is included in interest expense in the Company’s financial statements. Upon early termination of debt, or a credit facility, the remaining balance of unaccreted fees related to such debt is accelerated into interest expense. Deferred offering costs are presented on the balance sheet as a direct deduction from the related debt liability.

In April 2015, the FASB issued ASU No. 2015-03, Interest-Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs (“ASU 2015-03”). The new guidance requires debt issuance costs (deferred financing costs) related to a recognized debt liability to be presented on the balance sheet as a direct deduction from the related debt liability, similar to the presentation of debt discounts. Additionally, in August 2015, the FASB issued ASU 2015-15, Interest — Imputation of Interest (Subtopic 835-30): Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements (“ASU 2015-15”), which codifies an SEC staff announcement that entities are permitted to defer and present debt issuance costs related to line of credit arrangements as assets and subsequent amortization of the deferred costs over the term of the line-of-credit arrangement, regardless of whether there are any outstanding borrowings on the line-of-credit arrangement. ASU 2015-03 and 2015-15 are effective for fiscal years beginning after December 15, 2015 and interim periods within those fiscal years. The adoption of ASU 2015-03 and 2015-15 did not have a material effect on the Company’s consolidated results of operation and financial condition, however, at December 31, 2016 and December 31, 2015 the adoption of ASU 2015-03 did result in the reclassification of approximately $1.7 million and approximately $3.8 million, respectively, in deferred debt issuance costs which post-adoption are a direct deduction from the related debt liability. The December 31, 2015 balances have been adjusted to reflect the retrospective application, as required by ASU 2015-03.

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2016

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

EQUITY OFFERING COSTS

Equity offering costs consist of fees and expenses incurred in connection with the registration and public offer and sale of the Company’s common stock, including legal, accounting and printing fees. These costs are deferred at the time of incurrence and are subsequently charged to capital when the offering takes place or as shares are issued. Deferred costs are periodically reviewed and expensed if the related registration is no longer active.

SHARE REPURCHASES

From time to time, the Company’s Board of Directors may authorize a share repurchase program under which shares are purchased in open market transactions. Since the Company is incorporated in the State of Maryland, state law requires share repurchases to be accounted for as a share retirement. The cost of repurchased shares is charged against capital on the settlement date.

OTHER ASSETS

Other assets consist of funds held in escrow, prepaid expenses associated primarily with insurance costs and deferred equity offering costs. At December 31, 2016, funds held in escrow totaled approximately $740,000, related to the sale of the Company’s investment in Ai Squared during the quarter ended June 30, 2016. The funds are expected to be released during the fourth quarter of 2017, net of settlement of any indemnity claims and expenses related to the transaction.

U.S. FEDERAL INCOME TAXES

The Company intends to operate so as to qualify to be taxed as a RIC under Subchapter M of the Code and, as such, to not be subject to U.S. federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, TICC is required to distribute at least 90% of its investment company taxable income annually, meet diversification requirements quarterly and file Form 1120-RIC, as defined by the Code.

Because U.S. federal income tax regulations differ from accounting principles generally accepted in the United States, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The Company recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Company’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Company’s 2016 tax returns. The Company identifies its major tax jurisdictions as U.S Federal and Connecticut State; however, the Company is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

For tax purposes, the cost basis of the portfolio investments at December 31, 2016 and December 31, 2015, was approximately $667,826,311 and $830,119,903, respectively.

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2016

NOTE 4. FAIR VALUE

The Company’s assets measured at fair value on a recurring basis at December 31, 2016 were as follows:

	Fair Value Measurements at Reporting Date Using
Assets ($ in millions)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Senior Secured Notes	$—	$4.7	$368.3	$373.0
Subordinated Debt	—	—	0.7	0.7
CLO Debt	—	—	2.7	2.7
CLO Equity	—	—	200.8	200.8
Equity and Other Investments	—	—	12.7	12.7
Total Investments at fair value	—	4.7	585.2	589.9
Cash and cash equivalents	8.3	—	—	8.3
Total assets at fair value	$8.3	$4.7	$585.2	$598.2

The Company’s assets measured at fair value on a recurring basis at December 31, 2015 were as follows:

	Fair Value Measurements at Reporting Date Using
Assets ($ in millions)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Senior Secured Notes	$—	$21.7	$444.5	$466.2
Subordinated Debt	—	—	0.6	0.6
CLO Debt	—	—	2.1	2.1
CLO Equity	—	—	179.0	179.0
Equity and Other Investments	—	—	8.8	8.8
Total Investments at fair value	—	21.7	635.0	656.7
Cash and cash equivalents	23.2	—	—	23.2
Total assets at fair value	$23.2	$21.7	$635.0	$679.9

Significant Unobservable Inputs for Level 3 Investments

The following tables provide quantitative information about the Company’s Level 3 fair value measurements as of December 31, 2016 and 2015, respectively. The Company’s valuation policy, as described above, establishes parameters for the sources and types of valuation analysis, as well as the methodologies and inputs that the Company uses in determining fair value. If the Valuation Committee or TICC Management determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work will be undertaken. The tables, therefore, are not all-inclusive, but provide information on the significant Level 3 inputs that are pertinent to the Company’s fair value measurements. The weighted average calculations in the table below are based on principal balances for all debt related calculations and CLO equity.

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2016

NOTE 4. FAIR VALUE (continued)

	Quantitative Information about Level 3 Fair Value Measurements
Assets ($ in millions)	Fair Value as of December 31, 2016	Valuation Techniques/ Methodologies	Unobservable Input	Range/Weighted Average(8)
Corporate debt investments
syndicated	$309.5	Market quotes	NBIB(1)	64.8% – 100.5%/94.5%
	11.8	Yield Analysis	NBIB(1)	97.3%/ncm(4)
			Discount Margin	6.4%/ncm(4)
	32.7	Recent transactions	Actual trade/payoff(6)	96.0% – 100.0%/99.3%
	14.3	Market quotes/Enterprise value(7)	NBIB(1)	98.0% – 101.0%/98.5%
			EBITDA multiples(2)	4.5x – 6.25x/ncm(4)
subordinated	0.7	Market quotes/Enterprise value(7)	NBIB(1)	101.0%/ncm(4)
			EBITDA multiples(2)	4.5x – 5.0x/ncm(4)
CLO debt	2.7	Market quotes	NBIB(1)	90.0%/ncm(4)
CLO equity	155.8	Market quotes	NBIB(1)	25.0% – 108.0%/55.7%
	1.9	Discounted cash flow(5)	Discount rate(3)(5)	13.1% – 16.0%/13.9%
	43.1	Recent transactions	Actual trade/payoff(6)	38.7% – 71.9%/56.2%
Equity Shares	12.4	Enterprise value(7)/ Discounted cash flow(5)	EBITDA(2)	$35.2 – $170.7/ncm(4)
			Market multiples(2)	4.5x – 9.5x/ncm(4)
			Discount rates(3)	20.0%/ncm(4)
Other investments	0.3	Other	Discount rates(3)	10.9%/ncm(4)
Total Fair Value for Level 3 Investments	$585.2

____________

(1)   The Company generally uses prices provided by an independent pricing service, or broker or agent bank non-binding indicative bid prices (NBIB) on or near the valuation date as the primary basis for the fair value determinations for syndicated notes, and CLO debt and equity investments, which may be adjusted for pending equity distributions as of valuation date. These bid prices are non-binding, and may not be determinative of fair value. Each bid price is evaluated by the Valuation Committee in conjunction with additional information compiled by TICC Management, including financial performance, recent business developments, and, in the case of CLO debt and equity investments, performance and covenant compliance information as provided by the independent trustee.

(2)   EBITDA, or earnings before interest expense, taxes, depreciation and amortization, is an unobservable input which is generally based on most recently available twelve month financial statements provided by the portfolio company. Market multiples, also an unobservable input, represent an estimation of where market participants might value an enterprise based upon information available for comparable companies in the market.

(3)   Discount rate represents the rate at which future cash flows are discounted to calculate a present value, reflecting market assumptions for risk.

(4)   The calculation of weighted average for a range of values, for multiple investments within a given asset category, is not considered to provide a meaningful representation (“ncm”).

(5)   The Company will calculate the fair value of certain CLO equity investments based upon the net present value of expected contractual payment streams discounted using estimated market yields for the equity tranche of the respective CLO vehicle. TICC will also consider those investments in which the record date for an equity distribution payment falls on the last day of the period, and the likelihood that a prospective purchaser would require an adjustment to the transaction price representing substantially all of the pending distribution.

(6)   Prices provided by independent pricing services are evaluated in conjunction with actual trades and payoffs and, in certain cases, the value represented by actual trades or payoffs may be more representative of fair value as determined by the Valuation Committee.

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2016

NOTE 4. FAIR VALUE (continued)

(7)   For the corporate debt investments and equity investments, third-party valuation firms evaluate the financial and operational information of the portfolio companies that we provide to them, as well as independent market and industry information that they consider appropriate in forming an opinion as to the fair value of the Company’s securities. In those instances where the carrying value and/or internal credit rating of the investment does not require the use of a third-party valuation firm, a valuation is prepared by TICC Management, which may include liquidation analysis or which may utilize a subsequent transaction to provide an indication of fair value.

(8)   Weighted averages are calculated based on fair value of investments.

	Quantitative Information about Level 3 Fair Value Measurements
Assets ($ in millions)	Fair Value as of December 31, 2015	Valuation Techniques/ Methodologies	Unobservable Input	Range/Weighted Average(8)
Corporate debt investments syndicated	$336.3	Market quotes	NBIB(1)	53.8% – 99.5%/92.3%
	23.9	Yield analysis	NBIB(1)	97.9% – 99.1%/98.4%
			Discount Margin	4.70% – 8.5%/ncm(4)
	34.3	Recent transactions	Actual trade/payoff(6)	94.8% – 96.8%/95.7%
	39.6	Market quotes/	NBIB(1)	59.4% – 98.4%/79.5%
		Enterprise value	EBITDA multiples(2)	3.80x – 5.25x/ncm(4)
bilateral	11.0	Enterprise value(7)	EBITDA(2)	$1.6/ncm(4)
			Market multiples(2)	$5.0x – $6.0x/ncm(4)
			Discount rates(3)	N/A
CLO debt	2.1	Market quotes	NBIB(1)	71.5%
CLO equity	175.5	Market quotes	NBIB(1)	25.0% – 72.7%/48.2%
	3.5	Discounted cash flow(5)	Discount rate(3)(5)	10.6% – 15.5%/14.4%
Equity Shares	8.8	Enterprise value(7)/	EBITDA(2)	$1.6 – $187.6/ncm(4)
		Discounted cash flow(5)	Market multiples(2)	4.3x – 9.4x/ncm(4)
			Discount rates(3)	20.0%/ncm(4)
Total Fair Value for Level 3 Investments	$635.0

____________

(1)   The Company generally uses prices provided by an independent pricing service, or broker or agent bank non-binding indicative bid prices (NBIB) on or near the valuation date as the primary basis for the fair value determinations for syndicated notes, and CLO debt and equity investments, which may be adjusted for pending equity distributions as of valuation date. These bid prices are non-binding, and may not be determinative of fair value. Each bid price is evaluated by the Valuation Committee in conjunction with additional information compiled by TICC Management, including financial performance, recent business developments, and, in the case of CLO debt and equity investments, performance and covenant compliance information as provided by the independent trustee.

(2)   EBITDA, or earnings before interest expense, taxes, depreciation and amortization, is an unobservable input which is generally based on most recently available twelve month financial statements provided by the portfolio company. Market multiples, also an unobservable input, represent an estimation of where market participants might value an enterprise based upon information available for comparable companies in the market.

(3)   Discount rate represents the rate at which future cash flows are discounted to calculate a present value, reflecting market assumptions for risk.

(4)   The calculation of weighted average for a range of values, for multiple investments within a given asset category, is not considered to provide a meaningful representation (“ncm”).

(5)   The Company will calculate the fair value of certain CLO equity investments based upon the net present value of expected contractual payment streams discounted using estimated market yields for the equity tranche of the respective CLO vehicle. TICC will also consider those investments in which the record date for an equity distribution payment

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2016

NOTE 4. FAIR VALUE (continued)

falls on the last day of the period, and the likelihood that a prospective purchaser would require an adjustment to the transaction price representing substantially all of the pending distribution.

(6)   Prices provided by independent pricing services are evaluated in conjunction with actual trades and payoffs and, in certain cases, the value represented by actual trades or payoffs may be more representative of fair value as determined by the Valuation Committee.

(7)   For the corporate debt investments and equity investments, third-party valuation firms evaluate the financial and operational information of the portfolio companies that we provide to them, as well as independent market and industry information that they consider appropriate in forming an opinion as to the fair value of the Company’s securities. In those instances where the carrying value and/or internal credit rating of the investment does not require the use of a third-party valuation firm, a valuation is prepared by TICC Management, which may include liquidation analysis or which may utilize a subsequent transaction to provide an indication of fair value.

(8)   Weighted averages are calculated based on fair value of investments.

Financial Instruments Disclosed, But Not Carried, At Fair Value

The following table presents the carrying value and fair value of the Company’s financial liabilities disclosed, but not carried, at fair value as of December 31, 2016 and the level of each financial liability within the fair value hierarchy:

($ in thousands)	Carrying Value	Fair Value(3)	Level 1	Level 2	Level 3
TICC CLO 2012-1 LLC Class A-1 Notes, net of discount(1)	$64,788	$65,282	$—	$—	$65,282
TICC CLO 2012-1 LLC Class B-1 Notes, net of discount(1)	19,633	20,025	—	—	20,025
TICC CLO 2012-1 LLC Class C-1 Notes, net of discount(1)	22,375	23,058	—	—	23,058
TICC CLO 2012-1 LLC Class D-1 Notes, net of discount(1)	20,290	21,210	—	—	21,210
TICC CLO 2012-1 LLC deferred debt issuance costs(2)	(1,232)	—	—	—	—
Sub-total TICC CLO 2012-1, LLC Notes(1)(2)	125,854	129,575	—	—	129,525
2017 Convertible Notes(2)(4)	94,117	96,906			96,906
Total	$219,971	$226,481	$—	$—	$226,481

____________

(1)   Carrying value is net of discount.

(2)   Carrying value is net of deferred debt issuance costs. Deferred debt issuance costs associated with the outstanding TICC CLO 2012-1 notes are aggregated at the CLO level, and not by class. Deferred debt issuance costs associated with the Convertible Notes totaled $425 at December 31, 2016.

(3)   For the TICC CLO 2012-1 notes, fair value is based upon the bid price provided by the placement agent at the measurement date; for the Convertible Notes, fair value is based upon the mid-point between the bid and ask prices.

(4)   Includes rounding adjustments to reconcile period balances.

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2016

NOTE 4. FAIR VALUE (continued)

The following table presents the carrying value and fair value of the Company’s financial liabilities disclosed, but not carried, at fair value as of December 31, 2015 and the level of each financial liability within the fair value hierarchy:

($ in thousands)	Carrying Value	Fair Value(3)	Level 1	Level 2	Level 3
TICC CLO 2012-1 LLC Class A-1 Notes, net of discount(1)	$174,469	$174,680	$—	$—	$174,680
TICC CLO 2012-1 LLC Class B-1 Notes, net of discount(1)	19,578	19,700	—	—	19,700
TICC CLO 2012-1 LLC Class C-1 Notes, net of discount(1)	22,284	22,770	—	—	22,770
TICC CLO 2012-1 LLC Class D-1 Notes, net of discount(1)	20,188	20,737	—	—	20,737
TICC CLO 2012-1 LLC deferred debt issuance costs(2)	(2,632)	—	—	—	—
Sub-total TICC CLO 2012-1, LLC Notes(1)(2)	233,887	237,887	—	—	237,887
Convertible Notes(2)	113,862	115,863			115,863
Total	$347,749	$353,750	$—	$—	$353,750

____________

(1)   Carrying value is net of discount.

(2)   Carrying value is net of deferred debt issuance costs. Deferred debt issuance costs associated with the outstanding TICC CLO 2012-1 notes are aggregated at the CLO level, and not by class. Deferred debt issuance costs associated with the Convertible Notes totaled $1,138 at December 31, 2015.

(3)   For the TICC CLO 2012-1 notes, fair value is based upon the bid price provided by the placement agent at the measurement date; for the Convertible Notes, fair value is based upon the mid-point between the bid and ask prices.

A reconciliation of the fair value of investments for the year ended December 31, 2016, utilizing significant unobservable inputs, is as follows:

($ in millions)	Senior Secured Notes	Subordinated Debt	CLO Debt	CLO Equity	Equity/ Other Investments	Total
Balance at December 31, 2015	$444.5	$0.6	$2.1	$179.0	$8.8	$635.0
Realized (losses) gains included in earnings	(3.7)	—	1.7	(9.2)	(3.0)	(14.2)
Unrealized appreciation included in earnings(1)	19.0	—	0.5	73.6	6.4	99.5
Accretion of discount	0.8	—	0.3	—	—	1.1
Purchases	95.7	—	6.7	68.6	0.5	171.5
Repayments and Sales(1)	(188.2)	—	(8.6)	(77.0)	—	(273.8)
Reductions to CLO Equity Cost Value(2)	—	—	—	(34.2)	—	(34.2)
Payment in Kind income	0.2	0.1	—	—	—	0.3
Transfers in and/or (out) of level 3	—	—	—	—	—	—
Balance at December 31, 2016	$368.3	$0.7	$2.7	$200.8	$12.7	$585.2
The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to our Level 3 assets still held at the reporting date and reported within the net change in unrealized gains or losses on investments in our Statement of Operations(1)	$9.9	$—	$0.5	$50.7	$3.5	$64.6

____________

(1)   Includes rounding adjustments to reconcile period balances.

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2016

NOTE 4. FAIR VALUE (continued)

(2)   Reduction to cost value on the Company’s CLO equity investments represents the difference between distributions received, or entitled to be received, of approximately $66.7 million and the effective yield interest income of approximately $32.5 million.

A reconciliation of the fair value of investments for the year ended December 31, 2015, utilizing significant unobservable inputs, is as follows:

($ in millions)	Senior Secured Notes	Senior Unsecured Notes	Subordinated Debt	CLO Debt	CLO Equity	Equity	Total
Balance at December 31, 2014	$657.7	$6.4	$—	$11.3	$259.8	$9.7	$944.9
Realized gains (losses) included in earnings	(5.4)	2.6	—	(0.1)	(4.3)	0.8	(6.4)
Unrealized (depreciation) appreciation included in earnings(1)	(23.5)	(2.6)	(0.1)	(0.1)	(71.8)	0.3	(97.8)
Accretion of discount	3.7	—	—	0.2	—	—	3.9
Purchases	158.9	—	0.5	—	61.2	4.2	224.8
Repayments and Sales	(347.1)	(6.6)	0.0	(9.2)	(24.3)	(6.2)	(393.4)
Reductions to CLO Equity Cost Value(2)	—	—	—	—	(41.6)	—	(41.6)
Payment in Kind income	0.2	0.2	0.2	—	—	—	0.6
Transfers in and/or (out) of level 3	—	—	—	—	—	—	—
Balance at December 31, 2015	$444.5	$—	$0.6	$2.1	$179.0	$8.8	$635.0
The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to TICC’s Level 3 assets still held at the reporting date and reported within the net change in unrealized gains or losses on investments in the Company’s Statement of Operations(1)	$(30.3)	$—	$—	$(0.4)	$(77.0)	$(0.8)	$(108.5)

____________

(1)   Includes rounding adjustments to reconcile period balances.

(2)   Reduction to cost value on the Company’s CLO equity investments represents the difference between distributions received, or entitled to be received, of approximately $76.5 million and the effective yield interest income of approximately $34.9 million.

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2016

NOTE 4. FAIR VALUE (continued)

The following table shows the fair value of TICC’s portfolio of investments by asset class as of December 31, 2016 and 2015:

	2016		2015
($ in millions)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Senior Secured Notes	$373.0	63.2%	$466.2	71.0%
Subordinated Debt	0.7	0.1%	0.6	0.1%
CLO Debt	2.7	0.5%	2.1	0.3%
CLO Equity	200.8	34.0%	179.0	27.3%
Equity and Other Investments	12.7	2.2%	8.8	1.3%
Total	$589.9	100.0%	$656.7	100.0%

NOTE 5. CASH, CASH EQUIVALENTS AND RESTRICTED CASH

At December 31, 2016 and December 31, 2015, respectively, cash, cash equivalents and restricted cash were as follows:

	December 31, 2016	December 31, 2015
Cash	$—	$11,639,441
Cash Equivalents	8,261,698	11,542,236
Total Cash and Cash Equivalents	$8,261,698	$23,181,677
Restricted Cash	$3,451,636	$17,965,232

NOTE 6. EARNINGS PER SHARE

The following table sets forth the computation of basic and diluted net increase in net assets resulting from investment income per share for the years ended December 31, 2016, 2015 and 2014:

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net increase in net assets resulting from net investment income per common share – basic:
Net investment income(1)	$24,019,066	$38,580,922	$65,457,844
Weighted average common shares outstanding – basic	51,858,313	59,752,896	58,822,732
Net increase in net assets resulting from net investment income per common share – basic(1)	$0.46	$0.65	$1.11
Net increase in net assets resulting from net investment income per common share – diluted:
Net investment income, before adjustments(1)	$24,019,066	$38,580,922	$65,457,844
Adjustments for interest on convertible notes, deferred issuance costs, and related impact on base management fees and incentive fees(2)	—	—	7,428,284
Net investment income, as adjusted(1)(2)	$24,019,066	$38,580,922	$72,886,128
Weighted average common shares outstanding – basic	51,858,313	59,752,896	58,822,732
Share adjustments for dilutive effect of convertible notes(2)	—	—	10,033,152
Weighted average common shares outstanding – diluted(2)	51,858,313	59,752,896	68,855,884
Net increase in net assets resulting from net investment income per common share – diluted(1)(2)	$0.46	$0.65	$1.06

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2016

NOTE 6. EARNINGS PER SHARE (continued)

The following table sets forth the computation of basic and diluted net increase (decrease) in net assets resulting from operations per share for the years ended December 31, 2016, 2015 and 2014:

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net increase in net assets resulting from operations per common share – basic:
Net increase (decrease) in net assets resulting from operations	$110,361,763	$(66,133,649)	$(3,348,400)
Weighted average common shares outstanding – basic	51,858,313	59,752,896	58,822,732
Net increase (decrease) in net assets resulting from operations per common share – basic	$2.13	$(1.11)	$(0.06)
Net increase (decrease) in net assets resulting from operations per common share – diluted:
Net increase (decrease) in net assets resulting from operations, before adjustments	$110,361,763	$(66,133,649)	$(3,348,400)
Adjustments for interest on convertible notes, deferred issuance costs, and related impact on base management fees and incentive fees(2)	7,972,427	—	—
Net increase (decrease) in net assets resulting from operations, as adjusted(2)	$118,334,190	$(66,133,649)	$(3,348,400)
Weighted average common shares outstanding – basic	51,858,313	59,752,896	58,822,732
Share adjustments for dilutive effect of convertible notes(2)	9,915,079	—	—
Weighted average common shares outstanding – diluted(2)	61,773,392	59,752,896	58,822,732
Net increase (decrease) in net assets resulting from operations per common share – diluted(2)	$1.92	$(1.11)	$(0.06)

____________

(1)   During the first quarter of 2015, the Company identified a non-material error in its accounting for income from CLO equity investments — refer to “Note 2. Change of Accounting for Collateralized Loan Obligation Equity Income.” Prospectively as of January 1, 2015, the Company records income from its CLO equity investments using the effective yield method in accordance with the accounting guidance in ASC 325-40, Beneficial Interests in Securitized Financial Assets, based upon an estimation of an effective yield to maturity utilizing assumed cash flows. An out-of-period adjustment to net investment income incentive fees, in the amount of $2.4 million, or $0.04 per share, is reflected in the year ended December 31, 2015. Prior period amounts are not materially affected.

During quarter ended September 30, 2015, the Company recorded an out of period adjustment related to a miscalculation of discount accretion which increased interest income and increased investment cost, by approximately $1.4 million. For the year ended December 31, 2015, approximately $1.1 million, or $0.02 per share, of the adjustment related to prior years. The increase in the investment cost has a corresponding effect on the investment’s unrealized depreciation of the same amount. Management concluded the adjustment was not material to previously filed financial statements.

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2016

NOTE 6. EARNINGS PER SHARE (continued)

(2)   Due to the anti-dilutive effect on the computation of diluted earnings per share for the years ended December 31, 2016, 2015 and 2014, the adjustments for interest on convertible notes, base management fees, deferred issuance costs and net investment income incentive fees as well as share adjustments for dilutive effect of convertible notes were excluded from the respective periods’ diluted earnings per share computation. The following table represents the respective adjustments which were not made due to the anti-dilutive effect on the computation of diluted change in net assets resulting from net investment income per common share and the diluted change in net assets resulting from operations per common share for the years ended December 31, 2016, 2015 and 2014:

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net increase in net assets resulting from net investment income per common share – diluted:
Adjustments for interest on convertible notes, deferred issuance costs, and related impact on base management fees and incentive fees	$7,972,427	$7,412,846	$—
Share adjustments for dilutive effect of convertible notes	9,915,079	10,033,152	—
Net increase in net assets resulting from operations per common share – diluted:
Adjustments for interest on convertible notes, deferred issuance costs, and related impact on base management fees and incentive fees	$—	$7,412,846	$7,428,284
Share adjustments for dilutive effect of convertible notes	—	10,033,152	10,033,152

NOTE 7. RELATED PARTY TRANSACTIONS

TICC pays TICC Management a fee for its services under the Investment Advisory Agreement consisting of two components — a base management fee (the “Base Fee”) and an incentive fee. The cost of both the Base Fee payable to TICC Management and any incentive fees earned by TICC Management are ultimately borne by TICC’s common stockholders.

Through March 31, 2016, the Base Fee was calculated at an annual rate of 2.00%. Effective April 1, 2016, the Base Fee is currently calculated at an annual rate of 1.50%. The Base Fee is payable quarterly in arrears, and is calculated based on the average value of TICC’s gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any equity or debt capital raises, repurchases or redemptions during the current calendar quarter (however, no Base Fee will be payable on the cash proceeds received by the Company in connection with any share of debt issuances until such proceeds have been invested in accordance with its investment objective). Accordingly, the Base Fee will be payable regardless of whether the value of the Company’s gross assets has decreased during the quarter. The Base Fee for any partial quarter will be appropriately prorated.

The incentive fee has two parts: the net investment income incentive fee and the capital gains incentive fee. The net investment income incentive fee is calculated and payable quarterly in arrears based on the amount by which (x) the “Pre-Incentive Fee Net Investment Income” for the immediately preceding calendar quarter exceeds (y) the “Preferred Return Amount” for calendar quarter. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any accrued income that we have not yet received in cash and any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter minus TICC’s operating expenses accrued the calendar quarter (including the Base Fee, expenses payable under a separate agreement with BDC Partners (the “Administration Agreement”), and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). “Pre-Incentive Fee Net Investment Income” includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind (“PIK”) interest and zero coupon securities), accrued income that the Company has not yet received in cash. TICC Management will not be under any obligation to reimburse TICC for any part of the incentive

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2016

NOTE 7. RELATED PARTY TRANSACTIONS (continued)

fee it received that was based on accrued income that it never received as a result of a default by an entity on the obligation that resulted in the accrual of such income. “Pre-Incentive Fee Net Investment Income” does not include any realized gains, realized losses or unrealized appreciation or depreciation. Given that this portion of the incentive fee is payable without regard to any gain, loss or unrealized depreciation that may occur during the quarter, this portion of TICC Management’s incentive fee may also be payable notwithstanding a decline in net asset value that quarter.

From January 1, 2005 through March 31, 2016, the “Pre-Incentive Fee Net Investment Income,” which was expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, was compared to one-fourth of an annual hurdle rate that was determined as of the immediately preceding December 31st by adding 5.00% to the interest rate then payable on the most recently issued five-year U.S. Treasury Notes, up to a maximum annual hurdle rate of 10.00%. The annual hurdle used to calculate the “Pre-Incentive Fee Net Investment Income” for the quarter ended March 31, 2016 was 6.76%.

Effective April 1, 2016, a “Preferred Return Amount” is calculated on a quarterly basis by multiplying 1.75% by the Company’s net asset value at the end of the immediately preceding calendar quarter. The net investment income incentive fee is then calculated as follows: (a) no net investment income incentive fee is payable to TICC Management in any calendar quarter in which the “Pre-Incentive Fee Net Investment Income” does not exceed the “Preferred Return Amount”; (b) 100% of the “Pre-Incentive Fee Net Investment Income” for such quarter, if any, that exceeds the “Preferred Return Amount” but is less than or equal to a “Catch-Up Amount” determined on a quarterly basis by multiplying 2.1875% by TICC’s net asset value at the end of such calendar quarter; and (c) for any quarter in which the “Pre-Incentive Fee Net Investment Income” exceeds the “Catch-Up Amount,” the net investment income incentive fee will be 20% of the amount of the “Pre-Incentive Fee Net Investment Income” for such quarter. There is no accumulation of amounts from quarter to quarter for the “Preferred Return Amount,” and accordingly there is no claw back of amounts previously paid to TICC Management if the “Pre-Incentive Fee Net Investment Income” for subsequent quarters is below the quarterly “Preferred Return Amount,” and there is no delay of payment of incentive fees to TICC Management if the “Pre-Incentive Fee Net Investment Income” for prior quarters is below the quarterly “Preferred Return Amount” for the quarter for which the calculation is being made.

In addition, effective April 1, 2016, the calculation of the Company’s net investment income incentive fee is subject to a total return requirement, which provides that a net investment income incentive fee will not be payable to TICC Management except to the extent 20% of the “cumulative net increase in net assets resulting from operations” (which is the amount, if positive, of the sum of the “Pre-Incentive Fee Net Investment Income,” realized gains and losses and unrealized appreciation and depreciation) during the calendar quarter for which such fees are being calculated and the eleven (11) preceding quarters (or if shorter, the number of quarters since April 1, 2016) exceeds the cumulative net investment income incentive fees accrued and/or paid for such eleven (11) preceding quarters (or if shorter, the number of quarters since April 1, 2016). Under the revised fee structure, under no circumstances will the aggregate fees earned from April 1, 2016 by TICC Management in any quarterly period be higher than the aggregate fees that would have been earned prior to the adoption of these changes.

The following table represents the Base Fee for the years ended December 31, 2016, 2015 and 2014, respectively:

	Year ended December 31, 2016	Year ended December 31, 2015	Year ended December 31, 2014
Base Fee	$11,292,395	$19,770,170	$21,150,190

The Base Fee payable to TICC Management as of December 31, 2016 and 2015 was $2,544,576 and $4,195,901, respectively.

For each year commencing on or after January 1, 2005 through March 31, 2016, the annual hurdle rate has been determined as of the immediately preceding December 31st by adding 5.0% to the interest rate then payable on the most recently issued five-year U.S. Treasury Notes, up to a maximum annual hurdle rate of 10.0%. The annual hurdle rates for the

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2016

NOTE 7. RELATED PARTY TRANSACTIONS (continued)

2016, 2015 and 2014 calendar years was 6.65%, 6.75% and 5.72% respectively. The annual hurdle rate used to calculate the “Pre-Incentive Fee Net Investment Income” for the quarter ended March 31, 2016 was 6.76%.

The following table represents the net investment income incentive fees for each of the years ended December 31, 2016, 2015 and 2014, respectively:

	Year ended December 31, 2016	Year ended December 31, 2015	Year ended December 31, 2014
Net investment income incentive fee	$2,795,399	$(929,933)	$5,603,821

During the first quarter of 2015, the Company identified a non-material error in its accounting policy for revenue recognition — refer to “Note 2. Change of Accounting for Collateralized Loan Obligation Equity Income.” As a result of this error, because the net investment income incentive fee in prior years was based upon net investment income as previously reported, the net investment income incentive fees were overstated by approximately $2.4 million on a cumulative basis through the year ended 2014. Therefore, a reduction in expenses as well as “due from affiliate” of approximately $2.4 million was recorded for the quarter ended March 31, 2015, which represents the cumulative indirect effect of the error on the Company’s net investment income incentive fees. This reversal of expenses was partially offset by net investment income incentive fees incurred for the year ended December 31, 2015 of approximately $1.4 million. TICC Management repaid in full to TICC, on April 30, 2015, the portion of its previously paid net investment income incentive fees attributable to the overstated amounts.

The net investment income incentive fee payable to TICC Management as of December 31, 2016 and 2015, was approximately $1,128,805 and $0, respectively.

Capital Gains Incentive Fees

The capital gains of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20% of our “Incentive Fee Capital Gains,” which consists of our realized capital gains for each calendar year, computed net of all realized capital losses and unrealized capital depreciation for that calendar year. For accounting purposes only, in order to reflect the theoretical capital gains incentive fee that would be payable for a given period as if all unrealized gains were realized, we will accrue a capital gains incentive fee based upon net realized gains and unrealized depreciation for that calendar year (in accordance with the terms of the Investment Advisory Agreement), plus unrealized appreciation on investments held at the end of the period. It should be noted that a fee so calculated and accrued would not necessarily be payable under the Investment Advisory Agreement, and may never be paid based upon the computation of capital gains incentive fees in subsequent periods. Amounts paid under the Investment Advisory Agreement will be consistent with the formula reflected in the Investment Advisory Agreement.

The amount of capital gains incentive fee expense related to the hypothetical liquidation of the portfolio (and assuming no other changes in realized or unrealized gains and losses) would only become payable to TICC Management in the event of a complete liquidation of the Company’s portfolio as of period end and the termination of the Investment Advisory Agreement on such date. Also, it should be noted that the capital gains incentive fee expense fluctuates with the Company’s overall investment results.

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2016

NOTE 7. RELATED PARTY TRANSACTIONS (continued)

The following table represents the capital gains incentive fee based on hypothetical liquidation for the years ended December 31, 2016, 2015 and 2014:

	Year ended December 31, 2016	Year ended December 31, 2015	Year ended December 31, 2014
Capital gains incentive fee	$—	$—	$(3,872,853)

There were no accrued capital gains incentive fees payable to TICC Management as of December 31, 2016 and December 31, 2015.

Administration Agreement

The Company has also entered into the Administration Agreement with BDC Partners under which BDC Partners provides administrative services for TICC. The Company pays BDC Partners an allocable portion of overhead and other expenses incurred by BDC Partners in performing its obligations under the Administration Agreement, including a portion of the rent and the compensation of the chief financial officer, accounting staff and other administrative support personnel, which creates potential conflicts of interest that the Board of Directors must monitor. The Company also reimburses BDC Partners for the costs associated with the functions performed by TICC’s Chief Compliance Officer that BDC Partners pays on the Company’s behalf pursuant to the terms of an agreement between the Company and Alaric Compliance Services, LLC.

TICC Management is controlled by BDC Partners, its managing member. Charles M. Royce holds a minority, non-controlling interest in TICC Management. BDC Partners manages the business and internal affairs of TICC Management. Jonathan H. Cohen, the Company’s Chief Executive Officer, as well as a Director, is the managing member of BDC Partners. Saul B. Rosenthal, the Company’s President and Chief Operating Officer, is also the President and Chief Operating Officer of TICC Management and a member of BDC Partners. Messrs. Cohen and Rosenthal have an equal equity interest in BDC Partners. Charles M. Royce, a member of the Company’s Board of Directors, does not take part in the management or participate in the operations of TICC Management; however, Mr. Royce is expected to be available from time to time to TICC Management to provide certain consulting services without compensation.

For the years ended December 31, 2016, 2015 and 2014, TICC incurred approximately $0.8 million, $1.2 million and $1.9 million, respectively, in compensation expenses for the services of employees allocated to the administrative activities of TICC, pursuant to the Administrative Agreement with BDC Partners. In addition, TICC incurred approximately $111,000, $110,000 and $78,000 for facility costs allocated under the Administrative Agreement for the years ended December 31, 2016, 2015 and 2014, respectively. As of December 31, 2016 and December 31, 2015, amounts payable under the Administration Agreement were $0 and $0, respectively.

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2016

NOTE 8. INVESTMENT INCOME

The following table sets forth the components of investment income for the years ended December 31, 2016, 2015 and 2014, respectively:

	December 31, 2016	December 31, 2015	December 31, 2014
Interest Income
Stated interest income	$33,154,526	$45,728,704	$48,122,458
Original issue discount and market discount income	1,158,401	3,865,679	2,748,786
Payment-in-kind income	214,389	572,408	1,245,247
Discount income derived from unscheduled remittances at par	20,574	61,702	240,343
Total interest income	$34,547,890	$50,228,493	$52,356,834
Income from securitization vehicles and investments(1)	$32,503,279	$34,901,766	$59,516,739
Commitment, amendment and other fee income
Fee letters	$1,352,396	$1,353,373	$1,263,200
Success fees on CLO warehouses	—	—	1,031,360
Loan prepayment and bond call fees	358,381	360,000	2,464,176
All other fees	518,100	619,307	692,431
Total commitment, amendment and other fee income	$2,228,877	$2,332,680	$5,451,167
Total investment income	$69,280,046	$87,462,939	$117,324,740

____________

(1)   During the first quarter of 2015, the Company identified a non-material error in its accounting policy for revenue recognition — refer to “Note 2. Change of Accounting for Collateralized Loan Obligation Equity Investment Income.”

The 1940 Act requires that a BDC offer significant managerial assistance to its portfolio companies. The Company may receive fee income for managerial assistance it renders to portfolio companies in connection with its investments. For the years ended December 31, 2016, 2015 and 2014, the Company received no fee income for managerial assistance.

NOTE 9. COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Company enters into a variety of undertakings containing a variety of warranties and indemnifications that may expose the Company to some risk of loss. The risk of future loss arising from such undertakings, while not quantifiable, is expected to be remote.

As of December 31, 2016, the Company had commitments to purchase additional debt investments totaling a par amount of $5.0 million.

The Company is not currently subject to any material legal proceedings. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts with its portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect that these proceedings will have a material effect upon its consolidated results of operations and financial condition.

NOTE 10. BORROWINGS

In accordance with the 1940 Act, with certain limited exceptions, the Company is only allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 200% immediately after such borrowing. As of December 31, 2016, the Company’s asset coverage for borrowed amounts was approximately 271%.

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2016

NOTE 10. BORROWINGS (continued)

The following are the Company’s outstanding principal amounts, carrying values and fair values of the Company’s borrowings as of December 31, 2016 and December 31, 2015. Fair values of our notes payable are based upon the bid price provided by the placement agent at the measurement date, if available:

	As of
	December 31, 2016				December 31, 2015
(dollars in thousands)	Principal Amount	Carrying Value		Fair Value	Principal Amount	Carrying Value		Fair Value
TICC CLO 2012-1 LLC Class A-1 Notes	$65,282	$64,788	(1)	$65,282	$176,000	$174,469	(1)	$174,680
TICC CLO 2012-1 LLC Class B-1 Notes	20,000	19,633	(1)	20,025	20,000	19,578	(1)	19,700
TICC CLO 2012-1 LLC Class C-1 Notes	23,000	22,375	(1)	23,058	23,000	22,284	(1)	22,770
TICC CLO 2012-1 LLC Class D-1 Notes	21,000	20,290	(1)	21,210	21,000	20,188	(1)	20,737
TICC CLO 2012-1 LLC deferred issuance costs	—	(1,232)		—	—	(2,632)		—
Sub-total TICC CLO 2012-1, LLC Notes	129,282	125,854		129,575	240,000	233,887		237,887
2017 Convertible Notes	94,542	94,117		96,906	115,000	113,862		115,863
Total	$223,824	$219,971		$226,481	$355,000	$347,749		$353,750

____________

(1)   Represents the aggregate principal amount outstanding less the unaccreted discount. The total unaccreted discount as of December 31, 2016 for the 2023 Class A Notes, the 2023 Class B Notes, the 2023 Class C Notes and the 2023 Class D Notes was approximately $494, $367, $625 and $710, respectively. As of December 31, 2015, the total unaccreted discount for the 2023 Class A Notes, the 2023 Class B Notes, the 2023 Class C Notes and the 2023 Class D Notes was approximately $1,531, $422, $716 and $812, respectively.

The weighted average stated interest rate and weighted average maturity on all our debt outstanding as of December 31, 2016 were 5.56% and 4.2 years, respectively, and as of December 31, 2015 were 4.41% and 5.8 years, respectively.

The table below summarizes the components of interest expense for the years ended December 31, 2016, 2015 and 2014:

	Year Ended December 31, 2016
($ in thousands)	Stated Interest Expense	Note Discount	Amortization of Deferred Debt Issuance Costs	Loss on Extinguishment	Total
TICC CLO 2012-1 LLC Class A-1 Notes	$3,819.8	$176.8	$—	$1,944.2	$5,940.8
TICC CLO 2012-1 LLC Class B-1 Notes	852.5	54.4	—	—	906.9
TICC CLO 2012-1 LLC Class C-1 Notes	1,273.4	91.0	—	—	1,364.4
TICC CLO 2012-1 LLC Class D-1 Notes	1,376.8	102.3	—	—	1,479.1
TICC CLO 2012-1 amortization of deferred debt(1)	—	—	316.1	—	316.1
2017 Convertible Notes	8,526.1	—	613.7	815.0	9,954.8
Total	$15,848.6	$424.5	$929.8	$2,759.2	$19,962.1

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2016
NOTE 10. BORROWINGS (continued)

	Year Ended December 31, 2015(2)
($ in thousands)	Stated Interest Expense	Note Discount	Amortization of Deferred Debt Issuance Costs	Loss on Extinguishment	Total
TICC CLO 2012-1 LLC Class A-1 Notes	$3,634.6	$198.5	$—	$—	$3,833.1
TICC CLO 2012-1 LLC Class B-1 Notes	766.9	53.9	—	—	820.8
TICC CLO 2012-1 LLC Class C-1 Notes	1,172.6	90.0	—	—	1,262.6
TICC CLO 2012-1 LLC Class D-1 Notes	1,283.0	100.8	—	—	1,383.8
TICC CLO 2012-1 amortization of deferred debt(1)	—	—	344.0	—	344.0
2017 Convertible Notes	8,625.0	—	619.0	—	9,244.0
TICC Funding LLC	2,536.9	—	464.0	1,046.9	4,047.8
Total	$18,019.0	$443.2	$1,427.0	$1,046.9	$20,936.1

	Year Ended December 31, 2014(2)
($ in thousands)	Stated Interest Expense	Note Discount	Amortization of Deferred Debt Issuance Costs	Loss on Extinguishment	Total
TICC CLO LLC Class A Notes	$2,089.0	$130.6	$248.6	$3,119.6	$5,587.8
TICC CLO 2012-1 LLC Class A-1 Notes	3,538.9	198.1	—	—	3,737.0
TICC CLO 2012-1 LLC Class B-1 Notes	757.0	53.7	—	—	810.7
TICC CLO 2012-1 LLC Class C-1 Notes	1,162.0	89.2	—	—	1,251.2
TICC CLO 2012-1 LLC Class D-1 Notes	1,273.9	99.7	—	—	1,373.6
TICC CLO 2012-1 amortization of deferred debt	—	—	343.8	—	343.8
2017 Convertible Notes	8,625.0	—	619.0	—	9,244.0
TICC Funding LLC	476.8	—	83.0	—	559.8
Total	$17,922.6	$571.3	$1,294.4	$3,119.6	$22,907.9

____________

(1)   Amortization of deferred debt issuance costs for this instrument includes rounding adjustments.

(2)   Presentation of prior period tables has been updated to conform to current year presentation.

The aggregate accrued interest which remained payable at December 31, 2016 and 2015, was approximately $1.7 million and $2.1 million, respectively.

Debt Securitization

Notes Payable-TICC CLO LLC

On August 10, 2011, TICC completed a $225.0 million debt securitization financing transaction. The Class A Notes and the subordinated notes offered in the debt securitization were issued by TICC CLO, a subsidiary of Holdings, which was in turn a direct subsidiary of TICC. The Class A Notes were secured by the assets held by the 2011 Securitization Issuer. The securitization was executed through a private placement of $101.3 million of secured notes rated AAA/Aaa by Standard & Poor’s Rating Service (“S&P”) and Moody’s Investors Service Inc. (“Moody’s”), respectively, and bearing interest at the three-month LIBOR plus 2.25%. As of October 26, 2014, Holdings retained all of the subordinated notes, which totaled

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2016

NOTE 10. BORROWINGS (continued)

$123.75 million (the “2011 Subordinated Notes”), and retained all the membership interests in the 2011 Securitization Issuer. The notes were sold at a discount to par, and the amount of the discount was amortized over the term of the notes.

On October 27, 2014, in conjunction with the revolving debt credit facility established under TICC Funding LLC, the Company redeemed all of the $101.25 million class A secured notes issued by TICC CLO (see discussion on “Credit Facility,” below). On April 27, 2015, TICC Capital Corp., as collateral manager, on behalf of TICC CLO, executed the full satisfaction and discharge of the underlying indenture of the issuer, TICC CLO. As a result of the redemption of the Class A secured notes, the Company recognized as interest expense a net extinguishment loss of approximately $3.1 million, consisting of approximately $2.0 million in previously unamortized deferred issuance costs and approximately $1.1 million in previously unamortized note discount expenses.

The following table sets forth the components of interest expense, effective annualized average interest rates and cash paid for interest for the years ended December 31, 2016, 2015 and 2014, respectively:

TICC CLO LLC	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Stated interest expense	$—	$—	$2,089,028
Amortization of deferred issuance costs	—	—	248,643
Note discount expense	—	—	130,546
Loss on extinguishment	—	—	3,119,595
Total interest expense	$—	$—	$5,587,812
Effective annualized average interest rate	—%	—%	6.72%
Cash paid for interest	$—	$—	$2,564,925

Notes Payable — TICC CLO 2012-1 LLC

On August 23, 2012, the Company completed a $160 million debt securitization financing transaction, consisting of $120.0 million in secured notes and $40.0 million of the 2012 Subordinated Notes. On February 25, 2013 and May 28, 2013, TICC CLO 2012-1 issued additional secured notes totaling an aggregate of $120.0 million and 2012 Subordinated Notes totaling an aggregate of $40.0 million, which 2012 Subordinated Notes were purchased by us, under the “accordion” feature of the debt securitization which allowed, under certain circumstances and subject to the satisfaction of certain conditions, for an increase in the amount of secured and subordinated notes. It is not necessary that the Company own all or any of the notes permitted by this feature, which may affect the accounting treatment of the debt securitization financing transaction. On August 25, 2016 and November 25, 2016, the Securitization Issuer repaid $36.0 million and approximately $74.7 of the class A-1 notes, respectively. As of December 31, 2016 the secured notes of the 2012 Securitization Issuer have an aggregate face amount of $129.3 million and were issued in four classes. The class A-1 notes have a current face amount of $65.3 million, are rated AAA (sf)/Aaa (sf) by Standard & Poor’s Ratings Services (S&P) and Moody’s Investors Service, Inc. (Moody’s), respectively, and bear interest at three-month LIBOR plus 1.75%. The class B-1 notes have a current face amount of $20.0 million, are rated AAA (sf)/Aaa (sf) by S&P and Moody’s, respectively, and bear interest at three-month LIBOR plus 3.50%. The class C-1 notes have a current face amount of $23.0 million, are rated AA+ (sf)/Aa2 (sf) by S&P and Moody’s, respectively, and bear interest at three-month LIBOR plus 4.75%. The class D-1 notes have a current face amount of $21.0 million, are rated A+ (sf)/A3 (sf) by S&P and Moody’s, respectively, and bear interest at three-month LIBOR plus 5.75%. TICC presently owns all of the 2012 Subordinated Notes, which totaled $80.0 million as of December 31, 2016.

In connection with the repayment of approximately $110.7 million of the TICC CLO 2012-1 Class A notes, the Company recognized as interest expense a net extinguishment loss of approximately $1.9 million, consisting of approximately $0.8 million in previously unamortized note discount expense and approximately $1.1 million in previously unamortized deferred debt issuance costs.

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2016

NOTE 10. BORROWINGS (continued)

During a period of up to four years from the closing date, all principal collections received on the underlying collateral may be used by the 2012 Securitization Issuer to purchase new collateral under our direction in our capacity as collateral manager of the 2012 Securitization Issuer and in accordance with our investment strategy, allowing us to maintain the initial leverage in the securitization for such four-year period. All note classes are scheduled to mature on August 25, 2023.

The proceeds of the private placement of the Classes A, B, C, D and 2012 Subordinated Notes of the 2012 Securitization Issuer, net of discount and debt issuance costs, were used for investment purposes. As part of the securitization, we entered into a master loan sale agreement with TICC CLO 2012-1 pursuant to which we agreed to sell or contribute certain senior secured and second lien loans (or participation interests therein) to TICC CLO 2012-1, and to purchase or otherwise acquire the 2012 Subordinated Notes. The Classes A, B, C, D and 2012 Subordinated Notes of the 2012 Securitization Issuer are the secured obligations of TICC CLO 2012-1, and an indenture governing the notes of the 2012 Securitization Issuer includes customary covenants and events of default.

As of December 31, 2016, there were 26 investments in portfolio companies with a total fair value of approximately $204.2 million, collateralizing the secured notes of the 2012 Securitization Issuer. The pool of loans in the securitization must meet certain requirements, including asset mix and concentration, collateral coverage, term, agency rating, minimum coupon, minimum spread and sector diversity requirements.

The aggregate accrued interest payable on the notes of the 2012 Securitization Issuer at December 31, 2016 was approximately $0.5 million. Deferred debt issuance costs consist of fees and expenses incurred in connection with debt offerings. As of December 31, 2016, TICC had a deferred debt issuance balance of approximately $1.2 million associated with this securitization. Aggregate net discount on the notes of the 2012 Securitization Issuer at the time of issuance totaled approximately $4.9 million. These amounts are being amortized and included in interest expense in the consolidated statements of operations over the term of the debt securitization.

The following table sets forth the components of interest expense, effective annualized average interest rates and cash paid for interest of the Class A-1, B-1, C-1 and D-1 for the years ended December 31, 2016, 2015 and 2014, respectively:

TICC CLO 2012-1 LLC	Year-Ended December 31, 2016	Year-Ended December 31, 2015	Year-Ended December 31, 2014
Stated interest expense	$7,322,463	$6,857,190	$6,731,838
Amortization of deferred issuance costs	316,121	343,822	343,822
Note discount expense	424,480	443,244	440,659
Loss on extinguishment	1,944,174	—	—
Total interest expense	$10,007,238	$7,644,256	$7,516,319
Effective annualized average interest rate	5.03%	3.19%	3.13%
Cash paid for interest	$7,475,496	$6,837,147	$6,733,010

Effective January 1, 2016 and through February 24, 2016, the interest charged under the securitization was based on three-month LIBOR, which was 0.393%. Effective February 25, 2016 and through May 25, 2016, the interest charged under the securitization was based on three-month LIBOR, which was approximately 0.629%. Effective May 26, 2016 and through August 25, 2016, the interest charged under the securitization was based on three-month LIBOR, which was approximately 0.662%. Effective August 26, 2016 and through November 24, 2016, the interest charged under the securitization was based on three-month LIBOR, which was approximately 0.825%. Effective November 25, 2016 and through December 31, 2016, the interest charged under the securitization was based on three-month LIBOR, which was approximately 0.930%.

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2016

NOTE 10. BORROWINGS (continued)

The classes, interest rates, spread over LIBOR, cash paid for interest and stated interest expense of each of the Class A-1, B-1, C-1 and D-1 for the year ended December 31, 2016 is as follows:

			Year Ended December 31, 2016
TICC CLO 2012-1 LLC	Stated Interest Rate	LIBOR Spread (basis points)	Cash Paid for Interest	Stated Interest Expense
Class A-1 Notes	2.68011%	175	$4,017,202	$3,819,820
Class B-1 Notes	4.43011%	350	839,259	852,458
Class C-1 Notes	5.68011%	475	1,257,439	1,273,417
Class D-1 Notes	6.68011%	575	1,361,596	1,376,768
Total			$7,475,496	$7,322,463

The classes, interest rates, spread over LIBOR, cash paid for interest and stated interest expense of each of the Class A-1, B-1, C-1 and D-1 for the year ended December 31, 2015 is as follows:

			Year Ended December 31, 2015
TICC CLO 2012-1 LLC	Stated Interest Rate	LIBOR Spread (basis points)	Cash Paid for Interest	Stated Interest Expense
Class A-1 Notes	2.14320%	175	$3,616,093	$3,634,620
Class B-1 Notes	3.89320%	350	765,781	766,914
Class C-1 Notes	5.14320%	475	1,172,141	1,172,646
Class D-1 Notes	6.14320%	575	1,283,132	1,283,010
Total			$6,837,147	$6,857,190

The classes, interest rates, spread over LIBOR, cash paid for interest and stated interest expense of each of the Class A-1, B-1, C-1 and D-1 for the year ended December 31, 2014 is as follows:

			Year Ended December 31, 2014
TICC CLO 2012-1 LLC	Stated Interest Rate	LIBOR Spread (basis points)	Cash Paid for Interest	Stated Interest Expense
Class A-1 Notes	1.98285%	175	$3,539,726	$3,538,866
Class B-1 Notes	3.73285%	350	757,103	757,005
Class C-1 Notes	4.98285%	475	1,162,161	1,162,049
Class D-1 Notes	5.98285%	575	1,274,020	1,273,918
Total			$6,733,010	$6,731,838

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2016

NOTE 10. BORROWINGS (continued)

The amounts, ratings and interest rates (expressed as a spread to LIBOR) of the Class A-1, B-1, C-1, D-1 and 2012 Subordinated Notes as of December 31, 2016 are as follows:

Description	Class A-1 Notes	Class B-1 Notes	Class C-1 Notes	Class D-1 Notes	Subordinated Notes
Type	Senior Secured Floating Rate	Senior Secured Floating Rate	Secured Deferrable Floating Rate	Secured Deferrable Floating Rate	Subordinated
Amount Outstanding	$65,281,817	$20,000,000	$23,000,000	$21,000,000	$80,000,000
Moody’s Rating	“Aaa”	“Aaa”	“Aa2”	“A3”	N/A
Standard & Poor’s Rating	“AAA”	“AAA”	“AA+”	“A+”	N/A
Interest Rate	LIBOR + 1.75%	LIBOR + 3.50%	LIBOR + 4.75%	LIBOR + 5.75%	N/A
Stated Maturity	August 25, 2023	August 25, 2023	August 25, 2023	August 25, 2023	August 25, 2023
Junior Classes	B-1, C-1, D-1 and Subordinated	C-1, D-1 and Subordinated	D-1 and Subordinated	Subordinated	None

The amounts, ratings and interest rates (expressed as a spread to LIBOR) of the Class A-1, B-1, C-1, D-1 and 2012 Subordinated Notes as of December 31, 2015 are as follows:

Description	Class A-1 Notes	Class B-1 Notes	Class C-1 Notes	Class D-1 Notes	Subordinated Notes
Type	Senior Secured Floating Rate	Senior Secured Floating Rate	Secured Deferrable Floating Rate	Secured Deferrable Floating Rate	Subordinated
Amount Outstanding	$176,000,000	$20,000,000	$23,000,000	$21,000,000	$80,000,000
Moody’s Rating	“Aaa”	“Aa1”	“A1”	“Baa1”	N/A
Standard & Poor’s Rating	“AAA”	“AA”	“A”	“BBB”	N/A
Interest Rate	LIBOR + 1.75%	LIBOR + 3.50%	LIBOR + 4.75%	LIBOR + 5.75%	N/A
Stated Maturity	August 25, 2023	August 25, 2023	August 25, 2023	August 25, 2023	August 25, 2023
Junior Classes	B-1, C-1, D-1 and Subordinated	C-1, D-1 and Subordinated	D-1 and Subordinated	Subordinated	None

The amounts, ratings and interest rates (expressed as a spread to LIBOR) of the Class A-1, B-1, C-1, D-1 and 2012 Subordinated Notes as of December 31, 2014 are as follows:

Description	Class A-1 Notes	Class B-1 Notes	Class C-1 Notes	Class D-1 Notes	Subordinated Notes
Type	Senior Secured Floating Rate	Senior Secured Floating Rate	Secured Deferrable Floating Rate	Secured Deferrable Floating Rate	Subordinated
Amount Outstanding	$176,000,000	$20,000,000	$23,000,000	$21,000,000	$80,000,000
Moody’s Rating	“Aaa”	“Aa2”	“A2”	“Baa2”	N/A
Standard & Poor’s Rating	“AAA”	“AA”	“A”	“BBB”	N/A
Interest Rate	LIBOR + 1.75%	LIBOR + 3.50%	LIBOR + 4.75%	LIBOR + 5.75%	N/A
Stated Maturity	August 25, 2023	August 25, 2023	August 25, 2023	August 25, 2023	August 25, 2023
Junior Classes	B-1, C-1, D-1 and Subordinated	C-1, D-1 and Subordinated	D-1 and Subordinated	Subordinated	None

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2016

NOTE 10. BORROWINGS (continued)

TICC serves as collateral manager to the 2012 Securitization Issuer under a collateral management agreement. TICC is entitled to a deferred fee for its services as collateral manager. The deferred fee is eliminated in consolidation.

Convertible Notes

On September 26, 2012, the Company issued $105.0 million aggregate principal amount of the Convertible Notes, and an additional $10.0 million aggregate principal amount of the Convertible Notes was issued on October 22, 2012 pursuant to the exercise of the initial purchasers’ option to purchase additional Convertible Notes. On December 2, 2016 and December 16, 2016, the Company repurchased $12.0 million and approximately $8.5 million of the Convertible Notes, respectively. At December 31, 2016, $94.5 million aggregate principal amount of the convertible notes remained outstanding. The Convertible Notes bear interest at a rate of 7.50% per year, payable semi-annually in arrears on May 1 and November 1 of each year, commencing on May 1, 2013. The Convertible Notes are convertible into shares of TICC’s common stock based on an initial conversion rate of 87.2448 shares of its common stock per $1,000 principal amount of Convertible Notes, which is equivalent to an initial conversion price of approximately $11.46 per share of common stock. The conversion price for the Convertible Notes will be reduced for quarterly cash distributions paid to common shares to the extent that the quarterly distribution exceeds $0.29 cents per share, subject to adjustment. The Convertible Notes mature on November 1, 2017, unless previously converted in accordance with their terms. TICC does not have the right to redeem the Convertible Notes prior to maturity. The aggregate accrued interest payable on the Convertible Notes at December 31, 2016 was approximately $1.2 million. Deferred debt issuance costs represent fees and other direct incremental costs incurred in connection with the Convertible Notes. As of December 31, 2016, the Company had a deferred debt issuance balance of approximately $0.4 million. This amount is being amortized and is included in interest expense in the consolidated statements of operations over the term of the Convertible Notes.

In connection with the repurchase of approximately $20.5 million of the Convertible Notes in December 2016, the Company recognized as interest expense a net extinguishment loss of approximately $815,000, which consisted of approximately $716,000 in from repurchasing the Convertible Notes at a premium to par and approximately $99,000 in previously unamortized deferred debt issuance costs.

The following table sets forth the components of interest expense, effective annualized average interest rates and cash paid for interest of the Convertible Notes for the years ended December 31, 2016, 2015 and 2014, respectively:

2017 Convertible Notes	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Stated interest expense	$8,526,069	$8,625,000	$8,625,000
Amortization of deferred issuance costs	613,718	619,024	619,025
Loss on extinguishment	815,053	—	—
Total interest expense	$9,954,840	$9,244,024	$9,244,025
Effective annualized average interest rate	8.85%	8.04%	8.04%
Cash paid for interest	$8,781,794	$8,625,000	$8,625,000

In certain circumstances, the Convertible Notes will be convertible into shares of TICC’s common stock at its initial conversion rate (listed below) subject to customary anti-dilution adjustments and the requirements of its indenture, at any time on or prior to the close of business on the business day immediately preceding the maturity date. The Company will in certain circumstances increase the conversion rate by a number of additional shares.

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2016

NOTE 10. BORROWINGS (continued)

Convertible Notes
Conversion premium	10.00%
Closing stock price	$10.42
Closing stock price date	September 20, 2012
Initial conversion price	$11.46
Initial conversion rate (shares per one thousand dollar principal amount)	87.2448
Maturity date	November 1, 2017

As of December 31, 2016, the principal amount of the Convertible Notes exceeded the value of the underlying shares multiplied by the per share closing price of the Company’s common stock.

The Convertible Notes are TICC’s general, unsecured obligations and rank equal in right of payment with all of TICC’s existing and future senior, unsecured indebtedness and senior in right of payment to any of its subordinated indebtedness. As a result, the Convertible Notes will be effectively subordinated to TICC’s existing and future secured indebtedness to the extent of the value of the assets securing such indebtedness and structurally subordinated to any existing and future liabilities and other indebtedness of its subsidiaries.

Credit Facility

On October 27, 2014, TICC Funding, a special purpose vehicle and wholly-owned subsidiary of the Company, entered into a revolving credit facility (the “Facility”) with Citibank, N.A. Subject to certain exceptions, pricing under the Facility is based on the London interbank offered rate (“LIBOR”) for an interest period equal to three months plus a spread of 1.50% per annum. Pursuant to the terms of the credit agreement governing the Facility, TICC Funding borrowed, on a revolving basis, the maximum aggregate principal amount of $150,000,000.

During the fourth quarter of 2015, the Company liquidated portions of the TICC Funding portfolio and, as of December 31, 2015, the Facility had been fully repaid. In connection with the extinguishment of the Facility, the Company incurred debt extinguishment costs of $1,046,910 which consisted of $473,511 in accelerated deferred issuance costs and $573,399 in extinguishment fees and are reflected in the interest expense table below.

During the quarter ended September 30, 2016, the Company, as collateral manager of TICC Funding, dissolved TICC Funding pursuant to Delaware law by filing a certificate of cancellation with the Secretary of State in Delaware.

The following table sets forth the components of interest expense, effective annualized average interest rates and cash paid for interest of the Facility for the years ended December 31, 2016, 2015, and 2014, respectively:

Credit Facility	Year-Ended December 31, 2016	Year-Ended December 31, 2015	Year-Ended December 31, 2014
Stated interest expense	$—	$2,536,946	$476,740
Amortization of deferred issuance costs	—	463,922	83,046
Other extinguishment costs	—	1,046,910	—
Total interest expense	$—	$4,047,778	$559,786
Effective annualized average interest rate	—	2.71%	2.04%
Cash paid for interest	$—	$3,587,085	$—

TICC CLO 2012-1, is a consolidated subsidiary of TICC. The Company consolidated the results of its wholly-owned subsidiary in its consolidated financial statements as the subsidiary is operated solely for investment activities of the Company, and the Company has substantial equity at risk. The creditors of TICC CLO 2012-1 have received security interests in the assets owned by TICC CLO 2012-1 and such assets are not intended to be available to the creditors of TICC (or any other affiliate of TICC).

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2016

NOTE 11. FINANCIAL HIGHLIGHTS

Financial highlights for the years ended December 31, 2016, 2015, 2014, 2013 and 2012 are as follows:

	Year Ended December 31, 2016	Year Ended December 31, 2015		Year Ended December 31, 2014		Year Ended December 31, 2013	Year Ended December 31, 2012
Per Share Data
Net asset value at beginning of period	$6.40		$8.64		$9.85	$9.90	$9.30
Net investment income(1)(3)	0.46		0.65		1.11	1.09	0.98
Net realized and unrealized capital (losses) gains(2)(3)	1.68		(1.84)		(1.14)	0.06	0.82
Net change in net asset value from operations	2.14		(1.19)		(0.03)	1.15	1.80
Distributions per share from net investment income	(1.06)		(1.14)		(1.00)	(1.16)	(1.12)
Distributions based on weighted average share impact	0.01		0.01		(0.03)	(0.04)	(0.04)
Tax return of capital distributions	(0.10)		—		(0.16)	—	—
Total distributions(4)	(1.15)		(1.13)		(1.19)	(1.20)	(1.16)
Effect of shares issued, net of offering expenses	—		—		—	—	(0.04)
Effect of shares repurchased, gross	0.11		0.08		0.01	—	—
Net asset value at end of period	$7.50		$6.40		$8.64	$9.85	$9.90
Per share market value at beginning of period	$6.08		$7.53		$10.34	$10.12	$8.65
Per share market value at end of period	$6.61		$6.08		$7.53	$10.34	$10.12
Total return(5)	33.29%		(4.35)%		(17.22)%	14.68%	30.49%
Shares outstanding at end of period	51,479,409	56,396,435		60,303,769		53,400,745	41,371,286
Ratios/Supplemental Data(6)
Net assets at end of period (000’s)	385,992		360,935		520,813	526,242	409,603
Average net assets (000’s)	343,328		487,894		560,169	506,093	363,584
Ratio of expenses to average net assets	13.18%		10.02%		9.26%	9.74%	9.35%
Ratio of net investment income to average net assets	7.00%		7.91%		11.69%	11.02%	10.23%
Portfolio turnover rate	25.73%		24.96%		45.91%	38.22%	55.42%

____________

(1)   Represents per share net investment income for the period, based upon weighted average shares outstanding.

(2)   Net realized and unrealized capital gains include rounding adjustments to reconcile change in net asset value per share.

(3)   During the first quarter of 2015, the Company identified a non-material error in its accounting for income from CLO equity investments — refer to “Note 2. Change of Accounting for Collateralized Loan Obligation Equity Income.” Prospectively as of January 1, 2015, the Company records income from its CLO equity investments using the effective yield method in accordance with the accounting guidance in ASC 325-40, Beneficial Interests in Securitized Financial Assets, based upon an estimation of an effective yield to maturity utilizing assumed cash flows. An out-of-period adjustment to net investment income incentive fees, in the amount of $2.4 million, or $0.04 per share, is reflected in the year ended December 31, 2015. Prior period amounts are not materially affected.

During the quarter ended September 30, 2015, the Company recorded an out of period adjustment related to a miscalculation of discount accretion which increased interest income and increased investment cost, by approximately $1.4 million. For the year ended December 31, 2015, approximately $1.1 million, or $0.02 per share, of the adjustment related to prior years. The increase in the investment cost has a corresponding effect on the investment’s unrealized

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2016

NOTE 11. FINANCIAL HIGHLIGHTS (continued)

depreciation of the same amount. Management concluded the adjustment was not material to previously filed financial statements.

(4)   Management monitors available taxable earnings, including net investment income and realized capital gains, to determine if a tax return of capital may occur for the year. To the extent the Company’s taxable earnings fall below the total amount of the Company’s distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to the Company’s stockholders. The ultimate tax character of the Company’s earnings cannot be determined until tax returns are prepared after the end of the fiscal year.

(5)   Total return equals the increase or decrease of ending market value over beginning market value, plus distributions, divided by the beginning market value per share, assuming distribution reinvestment prices obtained under the Company’s distribution reinvestment plan, excluding any discounts.

(6)   The following table provides supplemental performance ratios measured for the years ended December 31, 2016, 2015, 2014, 2013 and 2012:

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Ratio of expenses to average net assets:
Expenses before incentive fees	12.37%	10.21%	8.95%	8.68%	6.33%
Net investment income incentive fees	0.81%	(0.19)%	1.00%	1.30%	1.50%
Capital gains incentive fees	—%	—%	(0.69)%	(0.24)%	1.52%
Ratio of expenses, excluding interest expense, to average net assets	7.37%	5.73%	5.17%	6.00%	7.35%

NOTE 12. DISTRIBUTIONS

The following table represents the cash distributions, including dividends, dividends distributions reinvested and returns of capital, if any, declared per share since January 1, 2015:

Date Declared	Record Date	Payment Date	Amount
Fiscal 2017
February 27, 2017	September 15, 2017	September 29, 2017	$0.20
February 27, 2017	June 16, 2017	June 30, 2017	0.20
February 27, 2017	March 16, 2017	March 31, 2017	0.20
			$0.60
Fiscal 2016
October 26, 2016	December 16, 2016	December 30, 2016	$0.29
July 28, 2016	September 16, 2016	September 30, 2016	0.29
April 28, 2016	June 16, 2016	June 30, 2016	0.29
February 18, 2016	March 17, 2016	March 31, 2016	0.29
Total (2016)			$1.16	(1)
Fiscal 2015
November 2, 2015	December 16, 2015	December 31, 2015	$0.29
July 30, 2015	September 16, 2015	September 30, 2015	0.29
April 27, 2015	June 16, 2015	June 30, 2015	0.29
February 19, 2015	March 17, 2015	March 31, 2015	0.27
Total (2015)			$1.14	(2)

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2016

NOTE 12. DISTRIBUTIONS (continued)

____________

(1)   Includes an estimated return of capital of approximately $0.10 per share for tax purposes.

(2)   Includes a return of capital of approximately $0.08 per share for tax purposes.

The tax character of distributions declared and paid in 2016 represented, on an estimated basis, $54,740,084 from ordinary income, and $4,976,030 from tax return of capital. Generally accepted accounting principles require adjustments to certain components of net assets to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net asset value per share. For 2016, the permanent differences between financial and tax reporting were due to gains from unscheduled prepayments, prepayment penalty fees and basis adjustments on the disposition of CLO equity investments, resulting in a decrease of distributions in excess of investment income of $17,278,880, an increase of accumulated net realized losses on investments of $12,569,225, and a decrease of capital in excess of par value of $4,709,655.

The tax character of distributions declared and paid in 2015 represented $62,937,336 from ordinary income and $4,709,655 from tax return of capital. Generally accepted accounting principles require adjustments to certain components of net assets to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net asset value per share. For 2015, the permanent differences between financial and tax reporting were due to gains from unscheduled prepayments, prepayment penalty fees and basis adjustments on the disposition of CLO equity investments, resulting in a decrease of distributions in excess of investment income of $2,136,491, a decrease of accumulated net realized losses on investments of $776,671, and a decrease of capital in excess of par value of $2,913,162.

We have adopted an “opt out” distribution reinvestment plan for our common shareholders. As a result, if we make a cash distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the distribution reinvestment plan so as to receive cash distributions. During the years ended December 31, 2016 and 2015, the Company did not issue any shares of common stock to shareholders in connection with the distribution reinvestment plan.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Company will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

The Company has available $94,026,560 of capital losses which can be used to offset future capital gains. Of these losses, $25,681,808 will expire in 2018, if not utilized, the amount not subject to expiration under The Act is $68,344,752, representing current year post RIC modernization long term capital loss carryforward. Under the current law, capital losses related to securities realized after October 31 and prior to the Company’s fiscal year end may be deferred as occurring the first day of the following year. For the fiscal year ended December 31, 2016, the Company has deferred such losses in the amount of $1,415,144.

As of December 31, 2016, the estimated components of accumulated earnings on a tax basis were as follow:

Distributable ordinary income	$—
Distributable long-term capital gains (capital loss carry forward)	(94,026,560)
Unrealized depreciation on investments	(77,903,235)
Other timing differences	(1,415,144)

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2016

NOTE 12. DISTRIBUTIONS (continued)

The amounts will be finalized before filing the federal income tax return.

As of December 31, 2015, the estimated components of accumulated earnings on a tax basis were as follow:

Distributable ordinary income	$8,368,864
Distributable long-term capital gains (capital loss carry forward)	(66,817,256)
Unrealized depreciation on investments	(173,404,352)
Other timing differences	(1,823,529)

NOTE 13. SHARE REPURCHASE PROGRAM

On December 18, 2014, the Board of Directors authorized a repurchase program to be in place until the earlier of June 30, 2015 or until $50 million of the Company’s outstanding shares of common stock have been repurchased. During the year ending December 31, 2015, under that repurchase program, the Company repurchased 315,783 shares of outstanding common stock for approximately $2.4 million at the average weighted price of $7.56 per share, inclusive of commission, while complying with the prohibitions under our Insider Trading Policies and Procedures and the guidelines specified in Rule 10b-18 of the Securities Exchange Act of 1934, as amended, including certain price, market volume and timing constraints. In addition, repurchases were conducted in accordance with the Investment Company Act of 1940.

On November 5, 2015, the Board of Directors authorized a new program for the purpose of repurchasing up to $75 million worth of the Company’s common stock. Under this repurchase program, the Company was able, but was not obligated to, repurchase outstanding common stock in the open market from time to time through June 30, 2016 provided that repurchases complied with the prohibitions under the Company’s Insider Trading Policies and Procedures and the guidelines specified in Rule 10b-18 of the Securities Exchange Act of 1934, as amended, including certain price, market volume and timing constraints. Further, any repurchases was to be conducted in accordance with the 1940 Act. Additionally, under the Board authorization of November 5, 2015, the Company entered into a Rule 10b5-1 trading plan to undertake accretive share repurchasing on a non-discretionary basis of up to $50 million prior to March 4, 2016. In aggregate, under the November 5, 2015 plan, the Company repurchased 3,591,551 shares of its common stock for approximately $23.7 million at the weighted average price of approximately $6.63 per share, inclusive of commissions. This represents a premium of approximately 3.6% of the net asset value per share at December 31, 2015.

The Board authorized program to repurchase up to $75 million worth of the Company’s common stock expired on June 30, 2016. During the six months ended June 30, 2016, the Company repurchased shares under the November 5, 2015 repurchase program totaling 4,917,026 shares of its common stock for approximately $25.6 million at the weighted average price of approximately $5.20 per share, inclusive of commissions. This represents a discount of approximately 30.7% of the net asset value per share at December 31, 2016.

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2016

NOTE 13. SHARE REPURCHASE PROGRAM (continued)

Period	Total Number of Shares Purchased	Average Price Paid Per Share	Total Number of Shares Purchased as Part of Publicly Announced Program	Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Program
January 1, 2015 – January 31, 2015	315,783	$7.56	315,783	$46.4 million
February 1, 2015 – February 28, 2015	—	—	—	$46.4 million
March 1, 2015 – March 31, 2015	—	—	—	$46.4 million
April 1, 2015 – April 30, 2015	—	—	—	$46.4 million
May 1,2015 – May 31, 2015	—	—	—	$46.4 million
June 1, 2015 – June 30, 2015	—	—	—	$46.4 million
July 1, 2015 – July 31, 2015	—	—	—	—
August 1, 2015 – August 31, 2015	—	—	—	—
September 1, 2015 – September 30, 2015	—	—	—	—
October 1, 2015 – October 31, 2015	—	—	—	—
November 1, 2105 – November 30, 2015	1,085,778	$6.66	1,085,778	$67.8 million
December 1, 2015 – December 31, 2015	2,505,773	$6.58	2,505,773	$51.3 million
Total – Year ended December 31, 2015	3,907,334		3,907,334

Period	Total Number of Shares Purchased	Average Price Paid Per Share	Total Number of Shares Purchased as Part of Publicly Announced Program	Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Program
January 1, 2016 – January 31, 2016	2,155,303	$5.48	2,155,303	$39.5 million
February 1, 2016 – February 29, 2016	2,562,494	$4.97	2,562,494	$26.8 million
March 1, 2016 – March 31, 2016	199,229	$5.17	199,229	$25.8 million
April 1, 2016 – April 30, 2016	—	—	—	$25.8 million
May 1, 2016 – May 31, 2016	—	—	—	$25.8 million
June 1, 2016 – June 30, 2016	—	—	—	—
Total – Six months ended June 30, 2016	4,917,026		4,917,026

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2016

NOTE 14. SELECTED QUARTERLY DATA (UNAUDITED)

	Year Ended December 31, 2016
	Quarter Ended December 31	Quarter Ended September 30	Quarter Ended June 30	Quarter Ended March 31
Total Investment Income	$18,869,245	$18,095,792	$17,046,527	$15,268,482
Net Investment Income	7,284,566	5,891,178	6,798,806	4,044,516
Net Increase (Decrease) in Net Assets resulting from Operations	36,299,055	42,912,763	48,263,840	(17,113,895)
Net Increase in Net Assets resulting from Net Investment Income, per common share, basic	$0.14	$0.11	$0.13	$0.08
Net Increase in Net Assets resulting from Net Investment Income, per common share, diluted(2)	$0.14	$0.11	$0.13	$0.08
Net Increase (Decrease) in Net Assets resulting from Operations, per common share, basic(1)	$0.71	$0.83	$0.94	$(0.32)
Net Increase (Decrease) in Net Assets resulting from Operations, per common share, diluted(1)(2)	$0.63	$0.72	$0.81	$(0.32)

____________

(1)   Aggregate of quarterly earnings per share differs from calculation of annual earnings per share for the year ended December 31, 2016 due to rounding.

(2)   Due to the anti-dilutive effect on the computation of diluted earnings per share, the adjustments for the interest on convertible senior notes, base management fees, deferred issuance costs and incentive fee as well as weighted average common shares outstanding adjustments for the dilutive effect of convertible notes were excluded from the quarters ended December 31, 2016, September 30, 2016, June 30, 2016, and March 31, 2016.

	Year Ended December 31, 2015
	Quarter Ended December 31,	Quarter Ended September 30,	Quarter Ended June 30,	Quarter Ended March 31,
Total Investment Income	$18,808,643	$23,134,388	$23,776,907	$21,743,001
Net Investment Income	4,510,261	10,874,618	10,892,126	12,303,917
Net (Decrease) Increase in Net Assets resulting from Operations	(67,255,331)	(29,734,738)	10,036,020	20,820,400
Net Increase in Net Assets resulting from Net Investment Income, per common share, basic	$0.08	$0.18	$0.18	$0.21
Net Increase in Net Assets resulting from Net Investment Income, per common share, diluted(1)(2)	$0.08	$0.18	$0.18	$0.20
Net (Decrease) Increase in Net Assets resulting from Operations, per common share, basic(1)	$(1.14)	$(0.50)	$0.17	$0.35
Net (Decrease) Increase in Net Assets resulting from Operations, per common share, diluted(1)(2)	$(1.14)	$(0.50)	$0.17	$0.32

____________

(1)   Aggregate of quarterly earnings per share differs from calculation of annual earnings per share for the year ended December 31, 2015 due to rounding.

(2)   Due to the anti-dilutive effect on the computation of diluted earnings per share, the adjustments for the interest on convertible notes, base management fees, deferred issuance costs and incentive fee as well as weighted average common shares outstanding adjustments for the dilutive effect of convertible notes were excluded from the quarters ended December 31, 2015, September 30, 2015 and June 30, 2015.

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2016

NOTE 14. SELECTED QUARTERLY DATA (UNAUDITED) (continued)

	Year Ended December 31, 2014
	Quarter Ended December 31,	Quarter Ended September 30,	Quarter Ended June 30,	Quarter Ended March 31,
Total Investment Income	$28,557,431	$30,175,723	$29,934,738	$28,656,848
Net Investment Income	12,762,549	17,520,528	17,416,580	17,758,187
Net (Decrease) Increase in Net Assets resulting from Operations	(28,482,389)	(1,261,925)	13,135,784	13,260,130
Net Increase in Net Assets resulting from Net Investment Income, per common share, basic(1)	$0.21	$0.29	$0.29	$0.33
Net Increase in Net Assets resulting from Net Investment Income, per common share, diluted(1)	$0.21	$0.28	$0.27	$0.30
Net (Decrease) Increase in Net Assets resulting from Operations, per common share, basic(1)	$(0.47)	$(0.02)	$0.22	$0.24
Net (Decrease) Increase in Net Assets resulting from Operations, per common share, diluted(1)	$(0.47)	$(0.02)	$0.21	$0.23

____________

(1)   Aggregate of quarterly earnings per share differs from calculation of annual earnings per share for the year ending December 31, 2014 due to rounding.

NOTE 15. RECENT ACCOUNTING PRONOUNCEMENTS

In August 2014, the FASB issued ASU 2014-15, Presentation of Financial Statements — Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern. The update is intended to define management’s responsibility to evaluate whether there is a substantial doubt about an organization’s ability to continue as a going concern and to provide related footnote disclosure. Amendments in this update become effective in the annual period ending after December 15, 2016, with early application permitted. The Company adopted the standard beginning with the quarter ended March 31, 2016. The adoption of ASU 2014-15 did not have a material effect on the Company’s consolidated results of operation and financial condition.

In April 2015, the FASB issued ASU 2015-03, Interest-Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs. The new guidance requires debt issuance costs (deferred financing costs) related to a recognized debt liability to be presented on the balance sheet as a direct deduction from the related debt liability, similar to the presentation of debt discounts. The update is effective for fiscal years beginning after December 15, 2015 and interim periods within those fiscal years. Additionally, in August 2015, the FASB issued ASU 2015-15, “Interest — Imputation of Interest (Subtopic 835-30): Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements” (“ASU 2015-15”), which codifies an SEC staff announcement that entities are permitted to defer and present debt issuance costs related to line of credit arrangements as assets and subsequent amortization of the deferred costs over the term of the line-of-credit arrangement, regardless of whether there are any outstanding borrowings on the line-of-credit arrangement. The adoption of ASU 2015-03 and 2015-15 did not have a material effect on the Company’s consolidated results of operation and financial condition, however, at December 31, 2016 and December 31, 2015 the adoption of ASU 2015-03 did result in the reclassification of approximately $1.7 million and approximately $3.8 million, respectively, in deferred debt issuance costs which post-adoption are a direct deduction from the related debt liability. The December 31, 2015 balances have been adjusted to reflect the retrospective application, as required by ASU 2015-03.

In May 2015, the FASB issued ASU 2015-07, Fair Value Measurement (Topic 820): Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) (“ASU 2015-07”). Under the amendments in this Update, investments for which fair value is measured at net asset value per share (or its equivalent) using the practical expedient should not be categorized in the fair value hierarchy. Removing those investments from the fair value hierarchy not only eliminates the diversity in practice resulting from the way in which investments measured at net asset value per share (or

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2016

NOTE 15. RECENT ACCOUNTING PRONOUNCEMENTS (continued)

its equivalent) with future redemption dates are classified, but also ensures that all investments categorized in the fair value hierarchy are classified using a consistent approach. Investments that calculate net asset value per share (or its equivalent), but for which the practical expedient is not applied will continue to be included in the fair value hierarchy. ASU 2015-07 was effective for annual periods ending after December 15, 2015, and interim periods within those annual periods. The Company adopted ASU 2014-07 beginning with the quarter ended March 31, 2016. The adoption of ASU 2015-07 did not affect the Company’s consolidated results of operations and financial condition.

In August 2016, the FASB issued ASU 2016-15, Classification of Certain Cash Receipts and Cash Payments (a Consensus of the Emerging Issues Task Force) (“ASU 2016-15”), which is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. We are currently assessing the impact of ASU 2016-15 and do not anticipate a material impact on our financial position, results of operations or cash flows. ASU 2016-15 is effective for annual reporting periods beginning after December 15, 2017, including interim periods within those fiscal years, with early adoption permitted.

In November 2016, the FASB issued ASU 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash (a Consensus of the Emerging Issues Task Force) (“ASU 2016-18”), which requires that the statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. ASU 2016-18 is effective for annual reporting periods beginning after December 15, 2017, including interim periods within those fiscal years, with early adoption permitted. The Company is assessing the impact of ASU 2016-18 and guidance is not expected to have a material impact on our consolidated financial statements from adopting this standard, however, upon adoption of the standard, restricted cash will be included as part of beginning and ending cash and cash equivalents on the consolidated statement of cash flows.

NOTE 16. RISKS AND UNCERTAINTIES

The U.S. capital markets have recently experienced periods of extreme volatility and disruption. Disruptions in the capital markets tend to increase the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. The Company believes these conditions may reoccur in the future. A prolonged period of market illiquidity may have an adverse effect on the Company’s business, financial condition and results of operations. Adverse economic conditions could also increase the Company’s funding costs, limit the Company’s access to the capital markets or result in a decision by lenders not to extend credit to the Company. These events could limit the Company’s investment originations, limit the Company’s ability to grow and negatively impact the Company’s operating results.

Many of the companies in which the Company has made or will make investments may be susceptible to adverse economic conditions, which may affect the ability of a company to repay TICC’s loans or engage in a liquidity event such as a sale, recapitalization, or initial public offering. Therefore, the Company’s nonperforming assets may increase, and the value of the Company’s portfolio may decrease during this period. Adverse economic conditions also may decrease the value of any collateral securing some of the Company’s loans and the value of its equity investments. Adverse economic conditions could lead to financial losses in the Company’s portfolio and a decrease in its revenues, net income, and the value of the Company’s assets.

A portfolio company’s failure to satisfy financial or operating covenants imposed by the Company or other lenders could lead to defaults and, potentially, termination of the portfolio company’s loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt securities that the Company holds. The Company may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if a portfolio company goes bankrupt, even though the Company may have structured its investment as senior debt or secured debt, depending on the facts and circumstances, including the extent to which the Company actually provided significant “managerial assistance,” if any, to that portfolio company, a bankruptcy court might re-characterize the Company’s debt holding and subordinate all or a portion

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2016

NOTE 16. RISKS AND UNCERTAINTIES (continued)

of the Company’s claim to that of other creditors. These events could harm the Company’s financial condition and operating results.

As a BDC, the Company is required to carry its investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by or under the direction of its Board of Directors. Decreases in the market values or fair values of the Company’s investments are recorded as unrealized depreciation. Depending on market conditions, the Company could incur substantial losses in future periods, which could have a material adverse impact on its business, financial condition and results of operations.

NOTE 17. CONCENTRATION OF CREDIT RISK

The Company places its cash and cash equivalents with financial institutions and, at times, cash held in checking accounts may exceed the Federal Deposit Insurance Corporation insured limit. In addition, the Company’s portfolio may be concentrated in a limited number of portfolio companies, which will subject the Company to a risk of significant loss if any of these companies defaults on its obligations under any of its debt securities that the Company holds or if those sectors experience a market downturn.

NOTE 18. SUBSEQUENT EVENTS

On February 27, 2017, our Board of Directors declared quarterly distributions to shareholders as follows:

Per Share Distribution Amount Declared	2017 Record Dates	2017 Payable Dates
$0.20	March 16, 2017	March 31, 2017
$0.20	June 16, 2017	June 30, 2017
$0.20	September 15, 2017	September 29, 2017

The Company’s management evaluated subsequent events through the date of issuance of these Consolidated Financial Statements and noted no other events that necessitate adjustments to or disclosure in the financial statements.

SCHEDULE 12-14

TICC CAPITAL CORP.

INVESTMENTS IN AND ADVANCES TO AFFILIATES
(AMOUNTS IN THOUSANDS)

Name of Issuer	Title of Issue or Nature of Indebtedness		Amount of Income or Dividends Credited to Income(2)	Value as of December 31, 2015	Gross Additions(3)	Gross Reductions(4)	Change in Unrealized Gain	Value as of December 31, 2016
CONTROL INVESTMENT:
Algorithmic Implementations, Inc. (d/b/a “Ai Squared”)	Senior Secured Notes		$567.2	$11,000.0	$—	$(13,750.0)	$2,750.0	$—
	Common Stock	(1)	—	—	—	—	—	—
Total Control Investment			567.2	11,000.0	—	(13,750.0)	2,750.0	—
AFFILIATED INVESTMENT:
Unitek Global Systems, Inc.	Senior Secured Notes		234.6	2,525.3	9.2	—	130.6	2,665.1
	Subordinated Debt		96.8	569.0	95.6	—	13.2	677.8
	Common Stock	(1)	—	—	—	—	864.2	864.2
	Preferred Stock	(1)	—	3,731.0	—	—	3,687.9	7,418.9
Total Affiliated Investment			331.4	6,825.3	104.8	—	4,695.9	11,626.0
TOTAL CONTROL AND AFFILIATED INVESTMENTS			$898.6	$17,825.3	$104.8	$(13,750.0)	$7,445.9	$11,626.0

____________

(1)   Investment is non-income producing.

(2)   Represents the total amount of interest or dividends credited to income for the portion of the year an investment was a control or affiliate investment, as appropriate.

(3)   Gross additions include increases in investments resulting from new portfolio investments, paid-in-kind interest or dividends, the amortization of discounts and fees.

(4)   Gross reductions include decreases in investments resulting from principal collections related to investment repayments or sales, the amortization of premiums and acquisition costs.

$600,000,000

TICC Capital Corp.

Common Stock
Preferred Stock
Debt Securities
Subscription Rights
Warrants

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PROSPECTUS
November 20, 2017

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